CONSOLIDATED STATEMENTS OF INCOME (USD $) Share data in Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Natural gas sales	$ 3,305,300,000	$ 3,570,600,000	$ 3,093,300,000
Services	2,941,500,000	2,836,800,000	2,552,700,000
Product sales and other	1,642,200,000	1,331,400,000	1,051,300,000
Total Revenues	7,889,000,000	7,738,800,000	6,697,300,000
Operating Costs, Expenses and Other
Gas purchases and other costs of sales	3,278,400,000	3,498,700,000	2,994,300,000
Operations and maintenance	1,490,000,000	1,365,400,000	1,088,200,000
Depreciation, depletion and amortization	927,700,000	879,300,000	825,700,000
General and administrative expenses	472,700,000	375,200,000	330,300,000
Taxes, other than income taxes	173,800,000	160,300,000	126,200,000
Other expense (income)	(10,900,000)	(100,000)	(34,800,000)
Total Operating Costs, Expenses and Other	6,331,700,000	6,278,800,000	5,329,900,000
Operating Income	1,557,300,000	1,460,000,000	1,367,400,000
Other Income (Expense)
Earnings from equity investments	224,400,000	135,500,000	91,200,000
Amortization of excess cost of equity investments	(6,700,000)	(5,800,000)	(5,800,000)
Interest expense	(533,900,000)	(507,600,000)	(431,500,000)
Interest income	20,800,000	20,400,000	19,900,000
Loss on remeasurement of previously held equity interest in KinderHawk	(167,200,000)	0	0
Other, net	17,500,000	23,800,000	48,600,000
Total Other Income (Expense)	(445,100,000)	(333,700,000)	(277,600,000)
Income Before Income Taxes	1,112,200,000	1,126,300,000	1,089,800,000
Income Tax (Expense) Benefit	45,300,000	34,400,000	54,000,000
Income from Continuing Operations	1,066,900,000	1,091,900,000	1,035,800,000
Discontinued Operations:
Income from operations of FTC Natural Gas Pipelines disposal group	201,500,000	235,200,000	248,000,000
Net Income	1,268,400,000	1,327,100,000	1,283,800,000
Net Income Attributable to Noncontrolling Interests	(10,600,000)	(10,800,000)	(16,300,000)
Net Income Attributable to Kinder Morgan Energy Partners, L.P.	1,257,800,000	1,316,300,000	1,267,500,000
Calculation of Limited Partners' Interest in Net Income Attributable to Kinder Morgan Energy Partners, L.P .
Income from Continuing Operations Attributable to Kinder Morgan Energy Partners LP	1,058,300,000	1,083,500,000	1,022,000,000
Less: General Partner's Interest	(1,173,000,000)	(882,500,000)	(933,300,000)
Limited Partners Interest in Continuing Operations	(114,700,000)	201,000,000	88,700,000
Limited Partner's interest in discontinued operations	197,500,000	230,400,000	243,000,000
Limited Partners' Interest in Net Income	82,800,000	431,400,000	331,700,000
Limited Partners' Net Income (loss) per Unit:
Income from Continuing Operations (in dollars per share)	$ (0.35)	$ 0.65	$ 0.32
Income from Discontinued Operations (in dollars per share)	$ 0.6	$ 0.75	$ 0.86
Net Income (in dollars per share)	$ 0.25	$ 1.4	$ 1.18
Per Unit Cash Distribution Declared	$ 4.61	$ 4.4	$ 4.2
Weighted Average Number Of Units Used In Comutation Of Limited Partners Net Income Per Unit	326.1	307.1	281.5

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement of Income and Comprehensive Income [Abstract]
Net Income	$ 1,268.4	$ 1,327.1	$ 1,283.8
Other Comprehensive Income (Loss):
Change in fair value of derivatives utilized for hedging purposes	14.1	(76.1)	(458.2)
Reclassification of change in fair value of derivatives to net income	255.3	188.4	100.3
Foreign currency translation adjustments	(44.4)	100.6	252.2
Adjustments to pension and other postretirement benefit plan liabilities	(33.5)	(2.3)	(2.5)
Total Other Comprehensive Income (Loss)	191.5	210.6	(108.2)
Comprehensive Income	1,459.9	1,537.7	1,175.6
Comprehensive Income Attributable to Noncontrolling Interests	(12.4)	(13)	(15.2)
Comprehensive Income Attributable to Kinder Morgan Energy Partners, L.P.	$ 1,447.5	$ 1,524.7	$ 1,160.4

CONSOLIDATED BALANCE SHEETS (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets
Cash and cash equivalents	$ 409.3	$ 129.1
Restricted deposits	0	50
Accounts, notes and interest receivable, net	883.5	951.8
Inventory Net	109.8	92
Gas in underground storage	61.8	2.2
Fair value of derivative contracts	71.4	24
Other current assets	39.6	37.6
Total current assets	1,575.4	1,286.7
Property, plant and equipment, net	15,595.8	14,603.9
Investments	3,346.2	3,886
Notes receivable	165	115
Goodwill	1,436.2	1,233.6
Other intangibles, net	1,152	302.2
Fair value of derivative contracts	632	260.7
Deferred charges and other assets	200.1	173
Total Assets	24,102.7	21,861.1
Current Liabilities
Current portion of debt	1,637.8	1,262.4
Cash book overdrafts	20.9	32.5
Accounts payable	706.5	630.9
Accrued interest	258.6	239.6
Accrued taxes	38.1	44.7
Deferred revenues	99.5	96.6
Fair value of derivative contracts	120.8	281.5
Accrued other current liabilities	236.9	176
Total current liabilities	3,119.1	2,764.2
Long-Term Liabilities and Deferred Credits
Long-term debt Outstanding	11,159.5	10,277.4
Value of interest rate swaps	1,078.9	604.9
Total Long-term debt	12,238.4	10,882.3
Deferred income taxes	249.6	248.3
Fair value of derivative contracts	38.7	172.2
Other long-term liabilities and deferred credits	853	501.6
Total long term liabilities and deferred credits	13,379.7	11,804.4
Total Liabilities	16,498.8	14,568.6
Partners Capital [Abstract]
Common units	4,346.9	4,282.2
Class B units	41.5	63.1
i-units	2,857.2	2,807.5
General partner	258.7	244.3
Accumulated other comprehensive loss	3.3	(186.4)
Total Kinder Morgan Energy Partners, L.P. Partners' Capital	7,507.6	7,210.7
Noncontrolling interests	96.3	81.8
Total Partners' Capital	7,603.9	7,292.5
Total Liabilities and Partners' Capital	$ 24,102.7	$ 21,861.1

CONSOLIDATED BALANCE SHEETS (Parenthetical)	Dec. 31, 2011	Dec. 31, 2010
Partners Capital [Abstract]
Common units, units issued (in shares)	232,677,222	218,880,103
Common units, units outstanding (in shares)	232,677,222	218,880,103
Class B Units, units issued (in shares)	5,313,400	5,313,400
Class B Units, units outstanding (in shares)	5,313,400	5,313,400
i units, units issued (in shares)	98,509,389	91,907,987
i-Units, units outstanding (in shares)	98,509,389	91,907,987

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows From Operating Activities
Net Income	$ 1,268.4	$ 1,327.1	$ 1,283.8
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	954.5	904.8	850.8
Amortization of excess cost of equity investments	6.7	5.8	5.8
Loss on remeasurement of previously held equity method interest in KinderHawk	167.2	0	0
Non-cash compensation expense allocated from parent	89.9	4.6	5.7
Earnings from equity investments	(311.1)	(223.1)	(189.7)
Distributions from equity investments	286.6	219.8	234.5
Proceeds from termination of interest rate swap agreements	73	157.6	144.4
Changes in components of working capital:
Accounts receivable	14.1	17.7	54.5
Inventories	17.6	(20.8)	(20)
Other current assets	(60.5)	31.6	(75.9)
Accounts payable	38.1	(9.4)	(184.6)
Accrued interest	19	17.1	50.2
Accrued taxes	(9.2)	(12.9)	5.3
Decrease in cash book overdrafts	(11.5)	(2.2)	(8)
Accrued liabilities	0.1	12.8	(24.1)
Rate reparations, refunds and other litigation reserve adjustments	170.4	(34.3)	2.5
Other, net	160.5	20.6	(26.1)
Net Cash Provided by Operating Activities	2,873.8	2,416.8	2,109.1
Cash Flows From Investing Activities
Acquisition of equity investments	(970.6)	(925.7)	(36)
Acquisition of assets	(208.1)	(287.5)	(292.9)
Repayments of notes from related party	31.3	2.7	3.7
Repayments (Loans) from customers	0	0	109.6
Capital expenditures	(1,199.5)	(1,000.9)	(1,323.8)
Sale or casualty of property, plant and equipment, and other net assets net of removal costs	25	34.3	47.4
(Investments in) Net proceeds from margin and restricted deposits	57.7	(32.2)	(18.5)
Contributions to equity investments	(371)	(299.3)	(2,051.8)
Distributions from equity investments in excess of cumulative earnings	214.7	189.8	112
Other	3.6	7.2	0.2
Net Cash Used in Investing Activities	(2,416.9)	(2,311.6)	(3,450.1)
Cash Flows From Financing Activities
Issuance of debt	7,501.9	7,140.1	6,891.9
Payment of debt	(6,393.7)	(6,186.4)	(4,857.1)
Debt issue costs	(17.7)	(22.9)	(13.7)
Proceeds from issuance of common units	955.3	758.7	1,155.6
Contributions from noncontrolling interests	29.1	12.5	15.4
Distributions to partners and noncontrolling interests:
Common Units	(1,029.9)	(918.7)	(809.2)
Class B units	(24.4)	(22.9)	(22.3)
General Partner	(1,161.4)	(861.7)	(918.4)
Noncontrolling interests	(27.9)	(23.3)	(22)
Other, net	(0.4)	(0.4)	(1.1)
Net Cash Provided by Financing Activities	(169.1)	(125)	1,419.1
Effect Of Exchange Rate On Cash And Cash Equivalents	(7.6)	2.3	6
Net (decrease) increase in Cash and Cash Equivalents	280.2	(17.5)	84.1
Cash and Cash Equivalents, Beginning of Period	129.1	146.6	62.5
Cash and Cash Equivalents, End of Period	409.3	129.1	146.6
Noncash Investing and Financing Activities
Assets acquired by the issuance of units	23.7	81.7	5
Assets acquired by the assumption or incurrence of liabilities	206.5	13.8	7.7
Assets aquired by the issuance of note	2.1	0	0
Contribution of net assets to investments	7.9	20	0
Sale of investment ownership interest in exchange for note	4.1	0	0
Supplemental Disclosures of Cash Flow Information
Cash paid during the period for interest (net of capitalized interest)	518	472.8	400.3
Cash (received) paid during the period for income taxes	$ 10	$ (2.2)	$ 3.4

CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL (USD $) In Millions, except Share data	Total	Common Units:	Class B Units:	i-Units:	General Partner [Member]	Accumulated other comprehensive income (loss):	Noncontrolling interests:
Beginning Balance at Dec. 31, 2008		$ 3,458.9	$ 94	$ 2,577.1	$ 203.3	$ (287.7)	$ 70.7
Beginning Balance (in shares) at Dec. 31, 2008		182,969,427	5,313,400	77,997,906
Net income (loss)	1,283.8	229	6.3	96.4	935.8		16.3
Units issued as consideration pursuant to common unit compensation plan for non-employee directors		0.2
Units issued as consideration pursuant to common unit compensation plan for non-employee directors (in shares)		3,200
Units issued as consideration in the acquisition of assets		5
Units issued as consideration in the acquisition of assets (in shares)		105,752
Units issued for cash		1,155.6
Units issued for cash (in shares)		22,942,447
Adjustments to capital resulting from related party acquisitions		15.5	0.5	6.6	0.3		0.3
Contributions							15.4
Distributions		(809.2)	(22.3)		(918.4)		(22)
Distributions (in shares)				7,540,357
Change in fair value of derivatives utilized for hedging purposes	(458.2)					(453.6)	(4.6)
Reclassification of change in fair value of derivatives to net income	100.3					99.3	1
Foreign currency translation adjustments	252.2					249.7	2.5
Adjustments to pension and other postretirement benefit plan liabilities	(2.5)					(2.5)
Noncash compensation expense allocated from KMI		3.9	0.1	1.6	0.1
Other adjustments		(1)
Ending Balance at Dec. 31, 2009	6,724.1	4,057.9	78.6	2,681.7	221.1	(394.8)	79.6
Ending Balance (in shares) at Dec. 31, 2009	296,872,489	206,020,826	5,313,400	85,538,263
Net income (loss)	1,327.1	299.5	7.4	124.5	884.9		10.8
Units issued as consideration pursuant to common unit compensation plan for non-employee directors		0.2
Units issued as consideration pursuant to common unit compensation plan for non-employee directors (in shares)		2,450
Units issued as consideration in the acquisition of assets		81.7
Units issued as consideration in the acquisition of assets (in shares)		1,287,287
Units issued for cash		758.7
Units issued for cash (in shares)		11,569,540
Contributions							12.5
Distributions		(918.7)	(22.9)		(861.7)		(23.3)
Distributions (in shares)				6,369,724
Change in fair value of derivatives utilized for hedging purposes	(76.1)					(75.3)	(0.8)
Reclassification of change in fair value of derivatives to net income	188.4					186.5	1.9
Foreign currency translation adjustments	100.6					99.5	1.1
Adjustments to pension and other postretirement benefit plan liabilities	(2.3)					(2.3)
Noncash compensation expense allocated from KMI		3.3		1.3
Other adjustments		(0.4)
Ending Balance at Dec. 31, 2010	7,292.5	4,282.2	63.1	2,807.5	244.3	(186.4)	81.8
Ending Balance (in shares) at Dec. 31, 2010		218,880,103	5,313,400	91,907,987
Net income (loss)	1,268.4	56.9	1.3	24.6	1,175		10.6
Units issued as consideration pursuant to common unit compensation plan for non-employee directors		0.2
Units issued as consideration pursuant to common unit compensation plan for non-employee directors (in shares)		2,450
Units issued as consideration in the acquisition of assets		23.7
Units issued as consideration in the acquisition of assets (in shares)		324,961
Units issued for cash		955.3
Units issued for cash (in shares)		13,469,708
Contributions							29.1
Distributions		(1,029.9)	(24.4)		(1,161.4)		(27.9)
Distributions (in shares)				6,601,402
Change in fair value of derivatives utilized for hedging purposes	14.1					14	0.1
Reclassification of change in fair value of derivatives to net income	255.3					252.8	2.5
Foreign currency translation adjustments	(44.4)					(44)	(0.4)
Adjustments to pension and other postretirement benefit plan liabilities	(33.5)					(33.1)	(0.4)
Noncash compensation expense allocated from KMI		60.8	1.5	25.8	0.9		0.9
Other adjustments		(2.3)		(0.7)	(0.1)
Ending Balance at Dec. 31, 2011	$ 7,603.9	$ 4,346.9	$ 41.5	$ 2,857.2	$ 258.7	$ 3.3	$ 96.3
Ending Balance (in shares) at Dec. 31, 2011		232,677,222	5,313,400	98,509,389

General	12 Months Ended
Dec. 31, 2011
General [Abstract]
General
1.  General

Organization

Kinder Morgan Energy Partners, L.P. is a Delaware limited partnership formed in August 1992.  Unless the context requires otherwise, references to "we," "us," "our," "KMP," or the "Partnership" are intended to mean Kinder Morgan Energy Partners, L.P. and its consolidated subsidiaries.  We own and manage a diversified portfolio of energy transportation and storage assets and presently conduct our business through five reportable business segments.

These segments and the activities performed to provide services to our customers and create value for our unitholders are as follows:

-	Products Pipelines - transporting, storing and processing refined petroleum products;

-	Natural Gas Pipelines - transporting, storing, buying, selling, gathering, treating and processing natural gas;

-
CO2 - transporting oil, producing, transporting and selling carbon dioxide, commonly called CO2, for use in, and selling crude oil, natural gas and natural gas liquids produced from, enhanced oil recovery operations;

-
Terminals - transloading, storing and delivering a wide variety of bulk, petroleum, petrochemical and other liquid products at terminal facilities located across the United States and portions of Canada; and

-
Kinder Morgan Canada - transporting crude oil and refined petroleum products from Edmonton, Alberta, Canada to marketing terminals and refineries in British Columbia and the state of Washington, and owning a one-third interest in an integrated oil transportation network that connects Canadian and United States producers to refineries in the U.S. Rocky Mountain and Midwest regions.

We focus on providing fee-based services to customers, generally avoiding near-term commodity price risks and taking advantage of the tax benefits of a limited partnership structure.  We trade on the New York Stock Exchange under the symbol "KMP," and we conduct our operations through the following five limited partnerships: (i) Kinder Morgan Operating L.P. "A"; (ii) Kinder Morgan Operating L.P. "B"; (iii) Kinder Morgan Operating L.P. "C"; (iv) Kinder Morgan Operating L.P. "D"; and (v) Kinder Morgan CO2 Company, L.P.  Combined, the five limited partnerships are referred to as our operating partnerships, and we are the 98.9899% limited partner and our general partner is the 1.0101% general partner in each.  Both we and our operating partnerships are governed by Amended and Restated Agreements of Limited Partnership, as amended, and certain other agreements that are collectively referred to in this report as the partnership agreements.

Kinder Morgan, Inc., Kinder Morgan Kansas, Inc. and Kinder Morgan G.P., Inc.

Kinder Morgan, Inc., a Delaware corporation and referred to as KMI in this report, indirectly owns all the common stock of Kinder Morgan Kansas, Inc.  Kinder Morgan Kansas, Inc. is a Kansas corporation and indirectly owns all the common stock of our general partner, Kinder Morgan G.P., Inc., a Delaware corporation.  In July 2007, our general partner issued and sold 100,000 shares of Series A fixed-to-floating rate term cumulative preferred stock due 2057.  The consent of holders of a majority of these preferred shares is required with respect to a commencement of or a filing of a voluntary bankruptcy proceeding with respect to us or two of our subsidiaries, SFPP, L.P. and Calnev Pipe Line LLC.  As of December 31, 2011, KMI and its consolidated subsidiaries owned, through KMI's general and limited partner interests in us and its ownership of shares issued by its subsidiary Kinder Morgan Management, LLC (discussed following), an approximate 12.4% interest in us.

Prior to May 30, 2007, Kinder Morgan Kansas, Inc. was known as Kinder Morgan, Inc., and on that date, it merged with a wholly-owned subsidiary of its parent, Knight Holdco LLC, a private company owned by investors led by Richard D. Kinder, Chairman and Chief Executive Officer of both our general partner and Kinder Morgan Management, LLC.  This merger is referred to in this report as the going-private transaction, and following the merger, Kinder Morgan, Inc. (the surviving legal entity from the merger) was renamed Knight, Inc.  On July 15, 2009, Knight Inc. changed its name back to Kinder Morgan, Inc., and subsequently, Knight Holdco LLC was renamed Kinder Morgan Holdco LLC.

On November 23, 2010, Kinder Morgan Holdco LLC filed a registration statement on Form S-1 with the Securities and Exchange Commission for a proposed initial public offering of its common stock.  The registration statement became effective on February 10, 2011.  In connection with the offering, Kinder Morgan Holdco LLC converted from a Delaware limited liability company to a Delaware corporation named Kinder Morgan, Inc. (KMI), and the former Kinder Morgan, Inc. was renamed Kinder Morgan Kansas, Inc.  On February 11, 2011, KMI's common stock began trading on the New York Stock Exchange under the symbol "KMI," and on February 16, 2011, the initial public offering closed.  All of the common stock that was sold in the offering was sold by existing investors, consisting of funds advised by or affiliated with Goldman, Sachs & Co., Highstar Capital LP, The Carlyle Group and Riverstone Holdings LLC.  KMI did not receive any proceeds from the offering.

On October 16, 2011, KMI and El Paso Corporation announced a definitive agreement whereby KMI will acquire all of the outstanding shares of El Paso in a transaction that would, as of the announcement date, create an energy company that would have an enterprise value of approximately $94 billion and would own an interest in approximately 80,000 miles of pipelines.  As of the announcement date, the total purchase price, including the assumption of debt outstanding at both El Paso Corporation and El Paso Pipeline Partners, L.P., was approximately $38 billion.  El Paso Corporation owns a 42% limited partner interest and the 2% general partner interest in El Paso Pipeline Partners, L.P.

On March 2, 2012, 100% of all voting KMI shareholders approved the proposed El Paso acquisition, and on March 9, 2012, more than 95% of voting El Paso shareholders approved the acquisition.  The transaction is subject to customary regulatory approvals, and currently, we expect this transaction to close in the second quarter of 2012.

On March 15, 2012, KMI announced that it had reached an agreement with the U.S. Federal Trade Commission (FTC) to divest certain of our assets in order to receive regulatory approval for its proposed El Paso acquisition.  Subject to final FTC approval, KMI agreed to sell our (i) Kinder Morgan Interstate Gas Transmission natural gas pipeline system; (ii) Trailblazer natural gas pipeline system; (iii) Casper and Douglas natural gas processing operations; and (iv) 50% equity investment in the Rockies Express natural gas pipeline system.  In this report, we refer to this combined group of assets as our FTC Natural Gas Pipelines disposal group.  Prior to this announced divestiture, we included all of these assets in our Natural Gas Pipelines business segment.

Kinder Morgan Management, LLC

Kinder Morgan Management, LLC, referred to as KMR in this report, is a Delaware limited liability company that was formed on February 14, 2001.  Its shares represent limited liability company interests and are traded on the New York Stock Exchange under the symbol "KMR."  Our general partner owns all of KMR's voting securities and, pursuant to a delegation of control agreement, has delegated to KMR, to the fullest extent permitted under Delaware law and our partnership agreement, all of its power and authority to manage and control our business and affairs, except that KMR cannot take certain specified actions without the approval of our general partner.

Under the delegation of control agreement, KMR manages and controls our business and affairs and the business and affairs of our operating limited partnerships and their subsidiaries.  Furthermore, in accordance with its limited liability company agreement, KMR's activities are limited to being a limited partner in, and managing and controlling the business and affairs of us, our operating limited partnerships and their subsidiaries.  As of December 31, 2011, KMR owned approximately 29.3% of our outstanding limited partner units (which are in the form of i-units that are issued only to KMR).

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2.  Summary of Significant Accounting Policies

Basis of Presentation

Our accounting records are maintained in United States dollars, and all references to dollars are United States dollars, except where stated otherwise.  Canadian dollars are designated as C$.

Our accompanying consolidated financial statements include our accounts and those of our operating partnerships and their majority-owned and controlled subsidiaries, and we have prepared these consolidated financial statements under the rules and regulations of the United States Securities and Exchange Commission.  These rules and regulations conform to the accounting principles contained in the Financial Accounting Standards Board's Accounting Standards Codification, the single source of generally accepted accounting principles in the United States of America.  Under such rules and regulations, all significant intercompany items have been eliminated in consolidation.  Additionally, certain amounts from prior years have been reclassified to conform to the current presentation.  In this report, we refer to the Financial Accounting Standards Board as the FASB and the FASB Accounting Standards Codification as the Codification.

The results of operations information contained in this filing related to our FTC Natural Gas Pipelines disposal group is presented as discontinued operations for all periods presented.  Accordingly, we reclassified and reported the FTC Natural Gas Pipelines disposal group's results of operations from our results of continuing operations and reported the disposal group's results of operations separately as "Income from operations of FTC Natural Gas Pipelines disposal group" within the discontinued operations section of our accompanying consolidated statements of income.  We did not, however, elect to present separately the operating and investing cash flows related to the disposal group in our accompanying consolidated statements of cash flows.

The effect of this reclassification to discontinued operations is described  below in Note 3 "Acquisitions and Divestitures-Divestitures-FTC Natural Gas Pipelines Disposal Group-Discontinued Operations," and is reflected below in Notes 4, 6, 12, 15, and 19.  With this exception, events subsequent to our original 2011 Form 10-K filing have not been included in this report.  For a description of significant events subsequent to that filing, see our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012.

Additionally, our financial statements are consolidated into the consolidated financial statements of KMI; however, our financial statements reflect amounts on a historical cost basis, and, accordingly, do not reflect any purchase accounting adjustments related to KMI's May 30, 2007 going-private transaction (discussed above in Note 1).  Also, except for the related party transactions described in Note 11 "Related Party Transactions-Asset Acquisitions and Sales," KMI is not liable for, and its assets are not available to satisfy, the obligations of us and/or our subsidiaries and vice versa.  Responsibility for payments of obligations reflected in our or KMI's financial statements is a legal determination based on the entity that incurs the liability.  Furthermore, the determination of responsibility for payment among entities in our consolidated group of subsidiaries is not impacted by the consolidation of our financial statements into the consolidated financial statements of KMI.

Use of Estimates

Certain amounts included in or affecting our financial statements and related disclosures must be estimated, requiring us to make certain assumptions with respect to values or conditions which cannot be known with certainty at the time our financial statements are prepared.  These estimates and assumptions affect the amounts we report for assets and liabilities, our revenues and expenses during the reporting period, and our disclosure of contingent assets and liabilities at the date of our financial statements.  We evaluate these estimates on an ongoing basis, utilizing historical experience, consultation with experts and other methods we consider reasonable in the particular circumstances.  Nevertheless, actual results may differ significantly from our estimates.  Any effects on our business, financial position or results of operations resulting from revisions to these estimates are recorded in the period in which the facts that give rise to the revision become known.

In addition, we believe that certain accounting policies are of more significance in our financial statement preparation process than others, and set out below are the principal accounting policies we apply in the preparation of our consolidated financial statements.

Cash Equivalents

We define cash equivalents as all highly liquid short-term investments with original maturities of three months or less.

Restricted Deposits

As of December 31, 2011 none of our cash was set aside or restricted for some special purpose.  Cash held in escrow is restricted cash, and as of December 31, 2010, we deposited $50.0 million into a third-party escrow account to comply with contractual stipulations related to our purchase of an initial equity investment in Watco Companies, LLC.  We reported this amount separately as "Restricted deposits" on our accompanying consolidated balance sheet.  In January 2011, the funds were released from escrow and we used the cash for our investment.  For additional information on this investment, see Note 6 "Investments."

Accounts Receivable

The amounts reported as "Accounts, notes and interest receivable, net" on our accompanying consolidated balance sheets as of December 31, 2011 and 2010 primarily consist of amounts due from third party payors (unrelated entities).  For information on receivables due to us from related parties, see Note 11.

Our policy for determining an appropriate allowance for doubtful accounts varies according to the type of business being conducted and the customers being served.  Generally, we make periodic reviews and evaluations of the appropriateness of the allowance for doubtful accounts based on a historical analysis of uncollected amounts, and we record adjustments as necessary for changed circumstances and customer-specific information.  When specific receivables are determined to be uncollectible, the reserve and receivable are relieved.  The following table shows the balance in the allowance for doubtful accounts and activity for the years ended December 31, 2011, 2010 and 2009 (in millions):

Valuation and Qualifying Accounts
Allowance for doubtful accounts	Balance at beginning of period	Additions charged to costs and expenses	Additions charged to other accounts	Deductions(a)	Balance at end of period

Year ended December 31, 2011	$6.8	$0.2	$-	$(1.2)	$5.8

Year ended December 31, 2010	$5.4	$2.3	$-	$(0.9)	$6.8

Year ended December 31, 2009	$6.1	$0.5	$-	$(1.2)	$5.4
____________

(a)	Deductions represent the write-off of receivables and currency translation adjustments.

In addition, the balances of "Accrued other current liabilities" in our accompanying consolidated balance sheets include amounts related to customer prepayments of approximately $5.6 million as of December 31, 2011 and $7.1 million as of December 31, 2010.

Notes Receivable

The amounts reported as "Notes receivable" on our accompanying consolidated balance sheets as of December 31, 2011 and 2010 primarily consist of amounts due from related parties.  For more information about these amounts, see Note 11 "Related Party Transactions-Notes Receivable."

Inventories

Our inventories of products consist of natural gas liquids, refined petroleum products, natural gas, carbon dioxide and coal.  We report these assets at the lower of weighted-average cost or market.

As of December 31, 2011 and 2010, the value of natural gas in our underground storage facilities under the weighted-average cost method was $61.8 million and $2.2 million, respectively, and we reported these amounts separately as "Gas in underground storage" in our accompanying consolidated balance sheets.  We report materials and supplies inventories at cost, and periodically review for physical deterioration and obsolescence.

Gas Imbalances

We value gas imbalances due to or due from interconnecting pipelines at the lower of cost or market, per our quarterly imbalance valuation procedures.  Gas imbalances represent the difference between customer nominations and actual gas receipts from, and gas deliveries to, our interconnecting pipelines and shippers under various operational balancing and shipper imbalance agreements.  Natural gas imbalances are either settled in cash or made up in-kind subject to the pipelines' various tariff provisions.  As of both December 31, 2011 and 2010, our gas imbalance receivables-including both trade and related party receivables-totaled $18.8 million, and we included these amounts within "Other current assets" on our accompanying consolidated balance sheets.  As of December 31, 2011 and 2010, our gas imbalance payables-including both trade and related party payables-totaled $9.7 million and $7.7 million, respectively, and we included these amounts within "Accrued other current liabilities" on our accompanying consolidated balance sheets.

Property, Plant and Equipment

Capitalization, Depreciation and Depletion and Disposals

We report property, plant and equipment at its acquisition cost.  We expense costs for maintenance and repairs in the period incurred.  As discussed below, for assets used in our oil and gas producing activities or in our unregulated bulk and liquids terminal activities, the cost of property, plant and equipment sold or retired and the related depreciation are removed from our balance sheet in the period of sale or disposition, and we record any related gains and losses from sales or retirements to income or expense accounts.  For our pipeline system assets, we generally charge the original cost of property sold or retired to accumulated depreciation and amortization, net of salvage and cost of removal.  We do not include retirement gain or loss in income except in the case of significant retirements or sales.  Gains and losses on minor system sales, excluding land, are recorded to the appropriate accumulated depreciation reserve.  Gains and losses for operating systems sales and land sales are booked to income or expense accounts in accordance with regulatory accounting guidelines.

We generally compute depreciation using the straight-line method based on estimated economic lives; however, for certain depreciable assets, we employ the composite depreciation method, applying a single depreciation rate for a group of assets.  Generally, we apply composite depreciation rates to functional groups of property having similar economic characteristics.  The rates range from 1.6% to 12.5%, excluding certain short-lived assets such as vehicles.  Depreciation estimates are based on various factors, including age (in the case of acquired assets), manufacturing specifications, technological advances and historical data concerning useful lives of similar assets.  Uncertainties that impact these estimates included changes in laws and regulations relating to restoration and abandonment requirements, economic conditions, and supply and demand in the area.  When assets are put into service, we make estimates with respect to useful lives (and salvage values where appropriate) that we believe are reasonable.  However, subsequent events could cause us to change our estimates, thus impacting the future calculation of depreciation and amortization expense.  Historically, adjustments to useful lives have not had a material impact on our aggregate depreciation levels from year to year.

Our oil and gas producing activities are accounted for under the successful efforts method of accounting.  Under this method costs that are incurred to acquire leasehold and subsequent development costs are capitalized.  Costs that are associated with the drilling of successful exploration wells are capitalized if proved reserves are found.  Costs associated with the drilling of exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of certain non-producing leasehold costs are expensed as incurred.  The capitalized costs of our producing oil and gas properties are depreciated and depleted by the units-of-production method.  Other miscellaneous property, plant and equipment are depreciated over the estimated useful lives of the asset.

A gain on the sale of  property, plant and equipment used in our oil and gas producing activities or in our bulk and liquids terminal activities is calculated as the difference between the cost of the asset disposed of, net of depreciation, and the sales proceeds received.  A gain on an asset disposal is recognized in income in the period that the sale is closed.  A loss on the sale of  property, plant and equipment is calculated as the difference between the cost of the asset disposed of, net of depreciation, and the sales proceeds received or the maket value if the asset is being held for sale.  A loss is recognized when the asset is sold or when the net cost of an asset held for sale is greater than the market value of the asset.

In addition, we engage in enhanced recovery techniques in which carbon dioxide is injected into certain producing oil reservoirs.  In some cases, the acquisition cost of the carbon dioxide associated with enhanced recovery is capitalized as part of our development costs when it is injected.  The acquisition cost associated with pressure maintenance operations for reservoir management is expensed when it is injected.  When carbon dioxide is recovered in conjunction with oil production, it is extracted and re-injected, and all of the associated costs are expensed as incurred.  Proved developed reserves are used in computing units of production rates for drilling and development costs, and total proved reserves are used for depletion of leasehold costs.  The units-of-production rate is determined by field.

As discussed in "-Inventories" above, we own and maintain natural gas in underground storage as part of our inventory. This component of our inventory represents the portion of gas stored in an underground storage facility generally known as working gas, and represents an estimate of the portion of gas in these facilities available for routine injection and withdrawal.  In addition to this working gas, underground gas storage reservoirs contain injected gas which is not routinely cycled but, instead, serves the function of maintaining the necessary pressure to allow efficient operation of the facility.  This gas, generally known as cushion gas, is divided into the categories of recoverable cushion gas and unrecoverable cushion gas, based on an engineering analysis of whether the gas can be economically removed from the storage facility at any point during its life.  The portion of the cushion gas that is determined to be unrecoverable is considered to be a permanent part of the facility itself (thus, part of our "Property, plant and equipment, net" balance in our accompanying consolidated balance sheets), and this unrecoverable portion is depreciated over the facility's estimated useful life.  The portion of the cushion gas that is determined to be recoverable is also considered a component of the facility but is not depreciated because it is expected to ultimately be recovered and sold.

Impairments

We measure long-lived assets that are to be disposed of by sale at the lower of book value or fair value less the cost to sell, and we review for the impairment of long-lived assets whenever events or changes in circumstances indicate that our carrying amount of an asset may not be recoverable.  We would recognize an impairment loss when estimated future cash flows expected to result from our use of the asset and its eventual disposition is less than its carrying amount.

We evaluate our oil and gas producing properties for impairment of value on a field-by-field basis or, in certain instances, by logical grouping of assets if there is significant shared infrastructure, using undiscounted future cash flows based on total proved and risk-adjusted probable and possible reserves.  For the purpose of impairment testing, adjustments for the inclusion of risk-adjusted probable and possible reserves, as well as forward curve pricing, will cause impairment calculation cash flows to differ from the amounts presented in our supplemental information on oil and gas producing activities disclosed in Note 20.

Oil and gas producing properties deemed to be impaired are written down to their fair value, as determined by discounted future cash flows based on total proved and risk-adjusted probable and possible reserves or, if available, comparable market values.  Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment.

Allowance for Funds Used During Construction/Capitalized Interest

Included in the cost of our qualifying property, plant and equipment is (i) an allowance for funds used during construction (AFUDC) or upgrade for assets regulated by the Federal Energy Regulatory Commission; or (ii) capitalized interest.  The primary difference between AFUDC and capitalized interest is that AFUDC may include a component for equity funds, while capitalized interest does not.  AFUDC on debt, as well as capitalized interest, represents the estimated cost of capital, from borrowed funds, during the construction period that is not immediately expensed, but instead is treated as an asset (capitalized) and amortized to expense over time in our income statements.  Total AFUDC on debt and capitalized interest in 2011, 2010 and 2009 was $14.5 million, $12.5 million and $32.9 million, respectively.  Similarly, AFUDC on equity represents an estimate of the cost of capital funded by equity contributions, and in the years ended December 31, 2011, 2010 and 2009, we also capitalized $0.2 million, $0.7 million and $22.7 million, respectively, of equity AFUDC.

Asset Retirement Obligations

We record liabilities for obligations related to the retirement and removal of long-lived assets used in our businesses.  We record, as liabilities, the fair value of asset retirement obligations on a discounted basis when they are incurred, which is typically at the time the assets are installed or acquired.  Amounts recorded for the related assets are increased by the amount of these obligations.  Over time, the liabilities increase due to the change in their present value, and the initial capitalized costs are depreciated over the useful lives of the related assets.  The liabilities are eventually extinguished when the asset is taken out of service.  ] ] [ For more information on our asset retirement obligations, see Note 5 "Property, Plant and Equipment-Asset Retirement Obligations."

Equity Method of Accounting

We account for investments-which we do not control but do have the ability to exercise significant influence-by the equity method of accounting.  Under this method, our equity investments are carried originally at our acquisition cost, increased by our proportionate share of the investee's net income and by contributions made, and decreased by our proportionate share of the investee's net losses and by distributions received.

Goodwill

Goodwill represents the excess of the cost of an acquisition price over the fair value of acquired net assets, and such amounts are reported separately as "Goodwill" on our accompanying consolidated balance sheets.  Our total goodwill was $1,436.2 million as of December 31, 2011, and $1,233.6 million as of December 31, 2010.  Goodwill cannot be amortized, but instead must be tested for impairment annually or on an interim basis if events or circumstances indicate that the fair value of the asset has decreased below its carrying value.

We perform our goodwill impairment test on May 31 of each year.  There were no impairment charges resulting from our May 31, 2011, 2010 or 2009 impairment testing, and no event indicating an impairment has occurred subsequent to May 31, 2011.

If a significant portion of one of our business segments is disposed of (that also constitutes a business), we would allocate goodwill based on the relative fair values of the portion of the segment being disposed of and the portion of the segment remaining.  We would then perform an impairment test of the goodwill in the remaining portion of the segment after the goodwill allocation to ensure that the segment could support the remaining goodwill.  For more information on our goodwill, see Note 7.

Revenue Recognition Policies

We recognize revenues as services are rendered or goods are delivered and, if applicable, title has passed.  We generally sell natural gas under long-term agreements, generally based on Houston Ship Channel index posted prices.  In some cases, we sell natural gas under short-term agreements at prevailing market prices.  In all cases, we recognize natural gas sales revenues when the natural gas is sold to a purchaser at a fixed or determinable price, delivery has occurred and title has transferred, and collectability of the revenue is reasonably assured.  The natural gas we market is primarily purchased gas produced by third parties, and we market this gas to power generators, local distribution companies, industrial end-users and national marketing companies.  We recognize gas gathering and marketing revenues in the month of delivery based on customer nominations and generally, our natural gas marketing revenues are recorded gross, not net of cost of gas sold.

In addition to storing and transporting a significant portion of the natural gas volumes we purchase and resell, we provide various types of natural gas storage and transportation services for third-party customers.  The natural gas remains the property of these customers at all times.  In many cases, generally described as firm service, the customer pays a two-part rate that includes (i) a fixed fee reserving the right to transport or store natural gas in our facilities; and (ii) a per-unit rate for volumes actually transported or injected into/withdrawn from storage.  The fixed-fee component of the overall rate is recognized as revenue in the period the service is provided.  The per-unit charge is recognized as revenue when the volumes are delivered to the customers' agreed upon delivery point, or when the volumes are injected into/withdrawn from our storage facilities.

In other cases, generally described as interruptible service, there is no fixed fee associated with the services because the customer accepts the possibility that service may be interrupted at our discretion in order to serve customers who have purchased firm service.  In the case of interruptible service, revenue is recognized in the same manner utilized for the per-unit rate for volumes actually transported under firm service agreements.  In addition to our firm and interruptible transportation services, we also provide natural gas balancing services to assist customers in managing short-term gas surpluses or deficits.  Revenues are recognized based on the terms negotiated under these contracts.

We provide crude oil transportation services and refined petroleum products transportation and storage services to customers.  Revenues are recorded when products are delivered and services have been provided, and adjusted according to terms prescribed by the toll settlements with shippers and approved by regulatory authorities.

We recognize bulk terminal transfer service revenues based on volumes loaded and unloaded.  We recognize liquids terminal tank rental revenue ratably over the contract period.  We recognize liquids terminal throughput revenue based on volumes received and volumes delivered.  Liquids terminal minimum take-or-pay revenue is recognized at the end of the contract year or contract term depending on the terms of the contract.  We recognize transmix processing revenues based on volumes processed or sold, and if applicable, when title has passed.  We recognize energy-related product sales revenues based on delivered quantities of product.

Revenues from the sale of crude oil, natural gas liquids, carbon dioxide and natural gas production are recorded using the entitlement method.  Under the entitlement method, revenue is recorded when title passes based on our net interest.  We record our entitled share of revenues based on entitled volumes and contracted sales prices.  Since there is a ready market for oil and gas production, we sell the majority of our products soon after production at various locations, at which time title and risk of loss pass to the buyer.  As a result, we maintain a minimum amount of product inventory in storage.

Environmental Matters

We expense or capitalize, as appropriate, environmental expenditures that relate to current operations.  We expense expenditures that relate to an existing condition caused by past operations, which do not contribute to current or future revenue generation.  We generally do not discount environmental liabilities to a net present value, and we record environmental liabilities when environmental assessments and/or remedial efforts are probable and we can reasonably estimate the costs.  Generally, our recording of these accruals coincides with our completion of a feasibility study or our commitment to a formal plan of action.  We recognize receivables for anticipated associated insurance recoveries when such recoveries are deemed to be probable.

We routinely conduct reviews of potential environmental issues and claims that could impact our assets or operations.  These reviews assist us in identifying environmental issues and estimating the costs and timing of remediation efforts.  We also routinely adjust our environmental liabilities to reflect changes in previous estimates.  In making environmental liability estimations, we consider the material effect of environmental compliance, pending legal actions against us, and potential third-party liability claims.  Often, as the remediation evaluation and effort progresses, additional information is obtained, requiring revisions to estimated costs.  These revisions are reflected in our income in the period in which they are reasonably determinable.  For more information on our environmental disclosures, see Note 16.

Legal

We are subject to litigation and regulatory proceedings as the result of our business operations and transactions.  We utilize both internal and external counsel in evaluating our potential exposure to adverse outcomes from orders, judgments or settlements.  When we identify specific litigation that is expected to continue for a significant period of time, is reasonably possible to occur, and may require substantial expenditures, we identify a range of possible costs expected to be required to litigate the matter to a conclusion or reach an acceptable settlement, and we accrue for such amounts.  To the extent that actual outcomes differ from our estimates, or additional facts and circumstances cause us to revise our estimates, our earnings will be affected.  In general, we expense legal costs as incurred and all recorded legal liabilities are revised as better information becomes available.  For more information on our legal disclosures, see Note 16.

Pensions and Other Postretirement Benefits

We fully recognize the overfunded or underfunded status of our consolidating subsidiaries' pension and postretirement benefit plans as either assets or liabilities on our balance sheet.  A plan's funded status is the difference between the fair value of plan assets and the plan's benefit obligation.  We record deferred plan costs and income-unrecognized losses and gains, unrecognized prior service costs and credits, and any remaining unamortized transition obligations-in accumulated other comprehensive income, until they are amortized to expense.  For more information on our pension and postretirement benefit disclosures, see Note 9.

Noncontrolling Interests

Noncontrolling interests represents the outstanding ownership interests in our five operating limited partnerships and their consolidated subsidiaries that are not owned by us.  In our accompanying consolidated income statements, the noncontrolling interest in the net income (or loss) of our consolidated subsidiaries is shown as an allocation of our consolidated net income and is presented separately as "Net income attributable to noncontrolling interests."  In our accompanying consolidated balance sheets, noncontrolling interests represents the ownership interests in our consolidated subsidiaries' net assets held by parties other than us.  It is presented separately as "Noncontrolling interests" within "Partners' Capital."

As of December 31, 2011, our noncontrolling interests consisted of the following: (i) the 1.0101% general partner interest in each of our five operating partnerships; (ii) the 0.5% special limited partner interest in SFPP, L.P.; (iii) the 50% interest in Globalplex Partners, a Louisiana joint venture owned 50% and controlled by Kinder Morgan Bulk Terminals, Inc.; (iv) the 33 1/3% interest in International Marine Terminals Partnership, a Louisiana partnership owned 66 2/3% and controlled by Kinder Morgan Operating L.P. "C"; (v) the approximate 31% interest in the Pecos Carbon Dioxide Company, a Texas general partnership owned approximately 69% and controlled by Kinder Morgan CO2 Company, L.P. and its consolidated subsidiaries; and (vi) the 35% interest in Guilford County Terminal Company, LLC, a limited liability company owned 65% and controlled by Kinder Morgan Southeast Terminals LLC.

Income Taxes

We are not a taxable entity for federal income tax purposes.  As such, we do not directly pay federal income tax.  Our taxable income or loss, which may vary substantially from the net income or net loss we report in our consolidated statement of income, is includable in the federal income tax returns of each partner.  The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined as we do not have access to information about each partner's tax attributes in us.

Some of our corporate subsidiaries and corporations in which we have an equity investment do pay U.S. federal, state, and foreign income taxes.  Deferred income tax assets and liabilities for certain operations conducted through corporations are recognized for temporary differences between the assets and liabilities for financial reporting and tax purposes.  Changes in tax legislation are included in the relevant computations in the period in which such changes are effective.  Deferred tax assets are reduced by a valuation allowance for the amount of any tax benefit not expected to be realized.  For more information on our income tax disclosures, see Note 4.

Foreign Currency Transactions and Translation

Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which our reporting subsidiary operates, also referred to as its functional currency.  Transaction gains or losses result from a change in exchange rates between (i) the functional currency, for example the Canadian dollar for a Canadian subsidiary; and (ii) the currency in which a foreign currency transaction is denominated, for example the U.S. dollar for a Canadian subsidiary.  In our accompanying consolidated income statements, gains and losses from our foreign currency transactions are included within "Other Income (Expense)-Other, net."

Foreign currency translation is the process of expressing, in U.S. dollars, amounts denominated or measured in a different local functional currency, for example the Canadian dollar for a Canadian subsidiary.  We translate the assets and liabilities of each of our consolidating foreign subsidiaries that have a local functional currency to U.S. dollars at year-end exchange rates.  Income and expense items are translated at weighted-average rates of exchange prevailing during the year and partners' capital equity accounts are translated by using historical exchange rates.  Translation adjustments result from translating all assets and liabilities at current year-end rates, while partners' capital equity is translated by using historical and weighted-average rates.  The cumulative translation adjustments balance is reported as a component of "Accumulated other comprehensive income (loss)" within "Partners' Capital" in our consolidated balance sheets.

Comprehensive Income

For each of the years ended December 31, 2011, 2010 and 2009, the difference between our net income and our comprehensive income resulted from (i) unrealized gains or losses on derivative contracts utilized for hedging our exposure to fluctuating expected future cash flows produced by both energy commodity price risk and interest rate risk; (ii) foreign currency translation adjustments; and (iii) unrealized gains or losses related to changes in pension and other postretirement benefit plan liabilities.  For more information on our risk management activities, see Note 13.

Cumulative revenues, expenses, gains and losses that under generally accepted accounting principals are included within our comprehensive income but excluded from our earnings are reported as "Accumulated other comprehensive income (loss)" within "Partners' Capital" in our consolidated balance sheets.  The following table summarizes changes in the amount of our "Accumulated other comprehensive income (loss)" in our accompanying consolidated balance sheets for each of the two years ended December 31, 2011 and 2010 (in millions):

	Net unrealized gains/(losses) on cash flow hedge derivatives	Foreign currency translation adjustments	Pension and other postretirement liability adjs.	Total Accumulated other comprehensive income/(loss)
December 31, 2009	$(418.9)	$32.4	$(8.3)	$(394.8)
Change for period	111.2	99.5	(2.3)	208.4
December 31, 2010	(307.7)	131.9	(10.6)	(186.4)
Change for period	266.8	(44.0)	(33.1)	189.7
December 31, 2011	$(40.9)	$87.9	$(43.7)	$3.3

Limited Partners' Net Income per Unit

We compute Limited Partners' Net Income per Unit by dividing our limited partners' interest in net income by the weighted average number of units outstanding during the period.  The overall computation, presentation, and disclosure requirements for our Limited Partners' Net Income per Unit  are made in accordance with the "Earnings per Share" Topic of the Codification.

Risk Management Activities

We utilize energy commodity derivative contracts for the purpose of mitigating our risk resulting from fluctuations in the market price of natural gas, natural gas liquids and crude oil.  In addition, we enter into interest rate swap agreements for the purpose of hedging the interest rate risk associated with our debt obligations.  We measure our derivative contracts at fair value and we report them on our balance sheet as either an asset or liability.  If the derivative transaction qualifies for and is designated as a normal purchase and sale, it is exempted from fair value accounting and is accounted for using traditional accrual accounting.

Furthermore, changes in our derivative contracts' fair values are recognized currently in earnings unless specific hedge accounting criteria are met.  If a derivative contract meets those criteria, the contract's gains and losses are allowed to offset related results on the hedged item in our income statement, and we are required to both formally designate the derivative contract as a hedge and document and assess the effectiveness of the contract associated with the transaction that receives hedge accounting.  Only designated qualifying items that are effectively offset by changes in fair value or cash flows during the term of the hedge are eligible to use the special accounting for hedging.

Our derivative contracts that hedge our energy commodity price risks involve our normal business activities, which include the sale of natural gas, natural gas liquids and crude oil, and we have designated these derivative contracts as cash flow hedges-derivative contracts that hedge exposure to variable cash flows of forecasted transactions-and the effective portion of these derivative contracts' gain or loss is initially reported as a component of other comprehensive income (outside earnings) and subsequently reclassified into earnings when the forecasted transaction affects earnings.  The ineffective portion of the gain or loss is reported in earnings immediately.  See Note 13 for more information on our risk management activities and disclosures.

Accounting for Regulatory Activities

Regulatory assets and liabilities represent probable future revenues or expenses associated with certain charges and credits that will be recovered from or refunded to customers through the ratemaking process.  The amount of regulatory assets and liabilities reflected within "Deferred charges and other assets" and "Other long-term liabilities and deferred credits," respectively, in our accompanying consolidated balance sheets as of December 31, 2011 and 2010 are not material to our consolidated balance sheets.

Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2011
Acquisitions and Divestitures [Abstract]
Acquisitions and Divestitures
3.  Acquisitions and Divestitures

Acquisitions

During 2011, 2010 and 2009, we completed the following acquisitions.  For each of these acquisitions, we recorded all the acquired assets and assumed liabilities at their estimated fair market values as of the acquisition date.  The results of operations from these acquisitions accounted for as business combinations are included in our consolidated financial statements from the acquisition date.

			Assignment of Purchase Price
			(in millions)
Ref.	Date	Acquisition	Purchase Price	Current Assets	Property Plant & Equipment	Deferred Charges & Other	Goodwill
(1)	4/09	Megafleet Towing Co., Inc. Assets	$21.7	$-	$7.1	$4.0	$10.6
(2)	7/09	Portland Airport Pipeline	9.0	-	9.0	-	-
(3)	10/09	Crosstex Energy, L.P. Natural Gas Treating Business	270.7	15.0	181.7	25.4	48.6
(4)	11/09	Endeavor Gathering LLC	36.0	-	-	36.0	-
(5)	1/10	USD Terminal Acquisition	201.1	-	43.1	100.0	58.0
(6)	3/10	Mission Valley, California Products Terminal	13.5	-	13.5	-	-
(7)	3/10	Slay Industries Terminal Acquisition	101.6	-	67.9	32.8	0.9
(8)	5/10	KinderHawk Field Services LLC	917.4	-	-	917.4	-
(9)	7/10	Direct Fuels Terminal Acquisition	16.0	-	5.3	-	10.7
(10)	9/10	Gas-Chill, Inc. Natural Gas Treating Assets	13.1	-	8.0	5.1	-
(11)	10/10	Allied Concrete Terminal Acquisition	8.6	-	3.9	4.7	-
(12)	10/10	Chevron Refined Products Terminals	32.3	-	32.1	0.2	-
(13)	1/11	Watco Companies, LLC	50.0	-	-	50.0	-
(14)	2/11	Deeprock North, LLC	15.9	-	-	15.9	-
(15)	6/11	TGS Development, L.P. Terminal Acquisition	74.1	-	42.6	31.5	-
(16)	7/11	KinderHawk Field Services LLC and EagleHawk Field Services LLC	912.1	35.5	641.6	140.8	94.2
(17)	11/11	SouthTex Treaters, Inc. Natural Gas Treating Assets	178.5	26.8	9.3	16.7	125.7
(18)	12/11	Lorton, Virginia Products Terminal	12.5	-	12.5	-	-
(19)	12/11	Watco Companies, LLC	50.0	-	-	50.0	-
(20)	12/11	Battleground Oil Specialty Terminal Company LLC	26.1	-	26.1	-	-

(1) Megafleet Towing Co., Inc. Assets

Effective April 23, 2009, we acquired certain terminals assets from Megafleet Towing Co., Inc. for an aggregate consideration of approximately $21.7 million.  Our consideration included $18.0 million in cash and an obligation to pay additional cash consideration on April 23, 2014 (five years from the acquisition date) contingent upon the purchased assets providing us an agreed-upon amount of earnings, as defined by the purchase and sale agreement, during the five year period.  The contingent consideration had a fair value of $3.7 million as of the acquisition date.  The acquired assets primarily consisted of nine marine vessels that provided towing and harbor boat services along the Gulf coast, the intracoastal waterway, and the Houston Ship Channel.  The acquisition complemented and expanded our existing Gulf Coast and Texas petroleum coke terminal operations.  We also recorded $10.6 million of our purchase price as "Goodwill," and we expected that approximately $5.0 million of this goodwill amount would be deductible for tax purposes.  We believed the primary item that generated the goodwill was the value of the synergies created between the acquired assets and our pre-existing Texas petroleum coke handling assets.

In February 2011, we sold certain assets acquired from Megafleet, and we contributed the ownership interest in the boat fleeting business we acquired to a joint venture.  For more information about these events, see "-Divestitures-Megafleet Towing Co., Inc. Assets" below.

(2) Portland Airport Pipeline

On July 31, 2009, we acquired a refined products pipeline, as well as associated valves, equipment and other fixtures, from Chevron Pipe Line Company for $9.0 million in cash.  The approximate 8.5 mile, 8-inch diameter pipeline is located in Multnomah County, Oregon.  The line transports commercial jet fuel from our Willbridge liquids terminal facility to the Portland International Airport, both located in Portland, Oregon.  It has an estimated system capacity of approximately 26,000 barrels per day.  The acquisition enhanced our West Coast terminal operations, and the acquired assets are included in our Products Pipelines business segment.

(3) Crosstex Energy, L.P. Natural Gas Treating Business

On October 1, 2009, we acquired the natural gas treating business from Crosstex Energy, L.P. and Crosstex Energy, Inc. for an aggregate consideration of $270.7 million, consisting of $265.3 million in cash and assumed liabilities of $5.4 million.  The acquired assets primarily consisted of approximately 290 natural gas amine-treating and hydrocarbon dew-point control plants and related equipment, and are used to remove impurities and liquids from natural gas in order to meet pipeline quality specifications.  The assets are predominantly located in Texas and Louisiana, with additional facilities located in Mississippi, Oklahoma, Arkansas and Kansas.  The acquisition complemented and expanded the existing natural gas treating operations offered by our Texas intrastate natural gas pipeline group, and all of the acquired assets are included in our Natural Gas Pipelines business segment.

We measured the identifiable intangible assets acquired at fair value on the acquisition date, and accordingly, we recognized $25.4 million in "Deferred charges and other assets," representing the purchased fair value of separate and identifiable relationships with existing natural gas producing customers.  We estimate the remaining useful life of these existing customer relationships to be between approximately eight and nine years.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, we recognized $48.6 million of "Goodwill," an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets acquired.  We believe the primary item that generated the goodwill is our ability to grow the business by leveraging our pre-existing natural gas operations (resulting from the increase in services now offered by our natural gas processing and treating operations in the state of Texas), and we believe that this value contributed to our acquisition price exceeding the fair value of acquired identifiable net assets and liabilities-in the aggregate, these factors represented goodwill.  Furthermore, this entire amount of goodwill is expected to be deductible for tax purposes.

(4) Endeavor Gathering LLC

On November 1, 2009, we acquired a 40% membership interest in Endeavor Gathering LLC for $36.0 million in cash.  Endeavor Gathering LLC owns the natural gas gathering and compression business previously owned by GMX Resources Inc. and its wholly-owned subsidiary, Endeavor Pipeline, Inc.  Endeavor Gathering LLC provides natural gas gathering service to GMX Resources' exploration and production activities in its Cotton Valley Sands and Haynesville/Bossier Shale horizontal well developments located in East Texas.  The remaining 60% interest in Endeavor Gathering LLC is owned by GMX Resources, Inc., and Endeavor Pipeline Inc. remained operator of the business.  The acquired investment complemented our existing natural gas gathering and transportation business located in the state of Texas.  We account for this investment under the equity method of accounting, and the investment is included in our Natural Gas Pipelines business segment.  For more information on our investments, see Note 6.

(5) USD Terminal Acquisition

On January 15, 2010, we acquired three ethanol handling train terminals from US Development Group LLC for an aggregate consideration of $201.1 million, consisting of $114.3 million in cash, $81.7 million in common units, and $5.1 million in assumed liabilities.  The three train terminals are located in Linden, New Jersey; Baltimore, Maryland; and Euless, Texas.  As part of the transaction, we announced the formation of a joint venture with US Development Group LLC to optimize and coordinate customer access to the three acquired terminals, other ethanol terminal assets we already own and operate, and other terminal projects currently under development by both parties.  The acquisition complemented and expanded the ethanol and rail terminal operations we previously owned, and all of the acquired assets are included in our Terminals business segment.

Based on our measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed on the acquisition date, we assigned $94.6 million of our combined purchase price to "Other intangibles, net," and a combined $5.4 million to "Other current assets" and "Deferred charges and other assets."  The acquired intangible amount represented the fair value of customer relationships, and we estimated the remaining useful life of these customer relationships to be 10 years.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, we recognized $58.0 million of "Goodwill," an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets.  We believe the primary items that generated the goodwill are the value of the synergies created between the acquired assets and our pre-existing ethanol handling assets, and our expected ability to grow the business by leveraging our pre-existing experience in ethanol handling operations.  We expect that the entire amount of goodwill will be deductible for tax purposes.

(6) Mission Valley Terminal Acquisition

On March 1, 2010, we acquired the refined products terminal assets at Mission Valley, California from Equilon Enterprises LLC (d/b/a Shell Oil Products US) for $13.5 million in cash.  The acquired assets included buildings, equipment, delivery facilities (including two truck loading racks), and storage tanks with a total capacity of approximately 170,000 barrels for gasoline, diesel fuel and jet fuel.  The terminal operates under a long-term terminaling agreement with Tesoro Refining and Marketing Company.  The acquisition enhanced our Pacific operations and complemented our existing West Coast terminal operations, and the acquired assets are included in our Products Pipelines business segment.

(7) Slay Industries Terminal Acquisition

On March 5, 2010, we acquired certain bulk and liquids terminal assets from Slay Industries for an aggregate consideration of $101.6 million, consisting of $97.0 million in cash, assumed liabilities of $1.6 million, and an obligation to pay additional cash consideration of $3.0 million in years 2013 through 2019, contingent upon the purchased assets providing us an agreed-upon amount of earnings during the three years following the acquisition.  Including accrued interest, we expect to pay approximately $2.0 million of this contingent consideration in the first half of 2013.

The acquired assets included (i) a marine terminal located in Sauget, Illinois; (ii) a transload liquid operation located in Muscatine, Iowa; (iii) a liquid bulk terminal located in St. Louis, Missouri; and (iv) a warehousing distribution center located in St. Louis.  All of the acquired terminals have long-term contracts with large creditworthy shippers.  As part of the transaction, we and Slay Industries entered into joint venture agreements at both the Kellogg Dock coal bulk terminal, located in Modoc, Illinois, and at the newly created North Cahokia terminal, located in Sauget and which has approximately 175 acres of land ready for development.  All of the assets located in Sauget have access to the Mississippi River and are served by five rail carriers.  The acquisition complemented and expanded our pre-existing Midwest terminal operations by adding a diverse mix of liquid and bulk capabilities, and all of the acquired assets are included in our Terminals business segment.

Based on our measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed, we assigned $24.6 million of our combined purchase price to "Other intangibles, net" (representing customer contracts with an estimated remaining useful life of 20 years), and $8.2 million to "Investments."  We also recorded $0.9 million of our combined purchase price as "Goodwill," representing certain advantageous factors that contributed to our acquisition price exceeding the fair value of acquired identifiable net assets.  In the aggregate, these factors represented goodwill, and we expect to deduct the entire amount of goodwill for tax purposes.

(8) KinderHawk Field Services LLC

On May 21, 2010, we purchased a 50% ownership interest in Petrohawk Energy Corporation's natural gas gathering and treating business in the Haynesville shale gas formation located in northwest Louisiana for an aggregate consideration of $917.4 million in cash.  During a short transition period, Petrohawk continued to operate the business, and effective October 1, 2010, a newly formed company named KinderHawk Field Services LLC, owned 50% by us and 50% by Petrohawk, assumed the joint venture operations.  The acquisition complemented and expanded our existing natural gas gathering and treating businesses, and we assigned our entire purchase price to "Investments" (including $144.8 million of equity method goodwill, representing the excess of our investment cost over our proportionate share of the fair value of the joint venture's identifiable net assets).

On July 1, 2011, we acquired from Petrohawk Energy Corporation both the remaining 50% equity ownership interest in KinderHawk Field Services LLC and a 25% equity ownership interest in Petrohawk's natural gas gathering and treating business located in the Eagle Ford shale formation in South Texas.  For more information about this acquisition, see "-(16) KinderHawk Field Services LLC and EagleHawk Field Services LLC" below.

(9) Direct Fuels Terminal Acquisition

On July 22, 2010, we acquired a terminal with ethanol tanks, a truck rack and additional acreage in Dallas, Texas, from Direct Fuels Partners, L.P. for an aggregate consideration of $16 million, consisting of $15.9 million in cash and an assumed property tax liability of $0.1 million.  The acquired terminal facility is connected to and complements the Euless, Texas unit train terminal we acquired from USD Development Group LLC in January 2010 (described above in "-(5) USD Terminal Acquisition).  All of the acquired assets are included in our Terminals business segment.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, we recognized $10.7 million of "Goodwill," an intangible asset representing the future economic benefits expected to be derived from the acquisition that was not assigned to other identifiable, separately recognizable assets acquired.  We believe the primary items that generated the goodwill are the value of the synergies created between the acquired assets and our pre-existing ethanol handling assets, and our expected ability to grow the business by leveraging our pre-existing experience in ethanol handling operations.  We expect that the entire amount of goodwill will be deductible for tax purposes.

(10) Gas-Chill, Inc. Asset Acquisition

On September 1, 2010, we acquired the natural gas treating assets of Gas-Chill, Inc. for an aggregate consideration of $13.1 million, consisting of $10.5 million in cash paid on closing, and an obligation to pay a holdback amount of $2.6 million within eighteen months from closing.  We paid 50% of this holdback amount to Gas-Chill, Inc. in September 2011, and we expect to pay the remaining amount in the first quarter of 2012.  The acquired assets primarily consisted of more than 100 mechanical refrigeration natural gas hydrocarbon dew point control units that are used to remove hydrocarbon liquids from natural gas streams prior to entering transmission pipelines.  The acquisition complemented and expanded the existing natural gas treating operations offered by our Texas intrastate natural gas pipeline group, and all of the acquired assets are included in our Natural Gas Pipelines business segment.  We assigned $8.0 million of our purchase price to "Property, Plant and Equipment, net" and the remaining $5.1 million to "Other intangibles, net" (representing both a technology-based asset and customer-related contract values).

(11) Allied Concrete Bulk Terminal Assets

On October 1, 2010, we acquired certain bulk terminal assets and real property located in Chesapeake, Virginia, from Allied Concrete Products, LLC and Southern Concrete Products, LLC for an aggregate consideration of $8.6 million, consisting of $8.1 million in cash and an assumed environmental liability of $0.5 million.  The acquired terminal facility is situated on 42 acres of land and can handle approximately 250,000 tons of material annually, including pumice, aggregates and sand.  The acquisition complemented the bulk commodity handling operations at our nearby Elizabeth River terminal, also located in Chesapeake, and all of the acquired assets are included in our Terminals business segment.  We assigned $3.9 million of our purchase price to "Property, Plant and Equipment, net" and the remaining $4.7 million to "Other intangibles, net" (representing customer-related contract values).

(12) Chevron Refined Products Terminal Assets

On October 8, 2010, we acquired four separate refined petroleum products terminals from Chevron U.S.A. Inc. for an aggregate consideration of $32.3 million, consisting of $31.5 million in cash and an assumed environmental liability of $0.8 million.  Combined, the terminals have storage capacity of approximately 650,000 barrels for gasoline, diesel fuel and jet fuel, and Chevron has entered into long-term contracts with us to terminal product at the terminals.  The acquisition complemented and expanded our existing refined petroleum products assets, and all of the acquired assets are included in our Products Pipelines business segment.  We assigned $32.1 million of our purchase price to "Property, Plant and Equipment, net" and the remaining $0.2 million to "Deferred charges and other assets" (representing the fair value of petroleum pipeline product additives).

(13) Watco Companies, LLC

On January 3, 2011, we purchased 50,000 Class A preferred shares of Watco Companies, LLC for $50.0 million in cash in a private transaction.  In connection with our purchase of these preferred shares, the most senior equity security of Watco, we entered into a limited liability company agreement with Watco that provides us certain priority and participating cash distribution and liquidation rights.  Pursuant to the agreement, we receive priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter (13% annually), and we participate partially in additional profit distributions at a rate equal to 0.5%.  The preferred shares have no conversion features and hold no voting powers, but do provide us certain approval rights, including the right to appoint one of the members to Watco's Board of Managers.  As of December 31, 2010, we placed our $50.0 million investment in a cash escrow account and we reported this amount separately as "Restricted deposits" on our accompanying consolidated balance sheet.  On December 28, 2011, we made an additional $50 million investment in Watco, as described below in "-(19) Watco Companies, LLC."

(14) Deeprock North, LLC

On February 17, 2011, Deeprock Energy Resources, LLC, Mecuria Energy Trading, Inc., and our subsidiary Kinder Morgan Cushing LLC, entered into formal agreements for a crude oil storage joint venture located in Cushing, Oklahoma.  The joint venture is named Deeprock North, LLC, and on that date it operated an existing crude oil tank farm that had storage capacity of one million barrels.  We contributed $15.9 million for a 50% ownership interest in Deeprock North, and during 2011, we contributed an additional $7.7 million for our proportionate share of costs related to the construction of three new storage tanks that provide for incremental storage capacity of 750,000 barrels.  The new tanks were completed and placed in service during the fourth quarter of 2011.  Deeprock Energy owns a 12.02% member interest in Deeprock North and is the construction manager and operator of the joint venture.  Mecuria owns the remaining 37.98% member interest and is the anchor tenant for the joint venture's crude oil capacity for the next five years with an option to extend.  In addition, we entered into a development agreement with Deeprock Energy that gives us an option to participate in future expansions on Deeprock Energy's remaining 254 acres of undeveloped land.  We account for our investment under the equity method of accounting, and our investment and our pro rata share of Deeprock North's operating results are included as part of our Terminals business segment.

(15) TGS Development, L.P. Terminal Acquisition

On June 10, 2011, we acquired a newly constructed petroleum coke terminal located in Port Arthur, Texas from TGS Development, L.P. (TGSD) for an aggregate consideration of $74.1 million, consisting of $42.9 million in cash, $23.7 million in common units, and an obligation to pay additional consideration of $7.5 million.  We estimate our remaining $7.5 million obligation will be paid to TGSD approximately one year from the closing (in May or June 2012), and will be settled in cash and/or common units, depending on TGSD's election.

All of the acquired assets are located in Port Arthur, Texas, and include long-term contracts to provide petroleum coke handling and cutting services to improve the refining of heavy crude oil at Total Petrochemicals USA Inc.'s Port Arthur refinery.  The refinery is expected to produce more than one million tons of petroleum coke annually.  Based on our measurement of fair values for all of the identifiable tangible and intangible assets acquired, we assigned $42.6 million of our combined purchase price to "Property, plant and equipment, net," and the remaining $31.5 million to "Other intangibles, net," representing the combined fair values of two separate intangible customer contracts with Total.  The acquisition complemented our existing Gulf Coast bulk terminal facilities and expanded our pre-existing petroleum coke handling operations.  All of the acquired assets are included as part of our Terminals business segment.

(16) KinderHawk Field Services LLC and EagleHawk Field Services LLC

Effective July 1, 2011, we acquired from Petrohawk Energy Corporation both the remaining 50% equity ownership interest in KinderHawk Field Services LLC that we did not already own and a 25% equity ownership interest in Petrohawk's natural gas gathering and treating business located in the Eagle Ford shale formation in South Texas for an aggregate consideration of $912.1 million, consisting of $835.1 million in cash and assumed debt of $77.0 million

(representing 50% of KinderHawk's borrowings under its bank credit facility as of July 1, 2011).  We then repaid the outstanding $154.0 million of borrowings and following this repayment, KinderHawk had no outstanding debt.

Following our acquisition of the remaining ownership interest on July 1, 2011, we changed our method of accounting from the equity method to full consolidation, and due to the fact that we acquired a controlling financial interest in KinderHawk, we remeasured our previous 50% equity investment in KinderHawk to its fair value.  We recognized a $167.2 million non-cash loss as a result of this remeasurement.  The loss amount represents the excess of the carrying value of our investment ($910.2 million as of July 1, 2011) over its fair value ($743.0 million), and we reported this loss separately within the "Other Income (Expense)" section in our accompanying consolidated statements of income for the year ended December 31, 2011.

We then measured the fair values of the acquired identifiable tangible and intangible assets and the assumed liabilities on the acquisition date, and assigned the following amounts:

-	$35.5 million to current assets, primarily consisting of trade receivables and materials and supplies inventory;

-	$641.6 million to property, plant and equipment;

-	$93.4 million to our 25% investment in EagleHawk;

-	$883.2 million to a long-term intangible customer contract, representing the contract value of natural gas gathering services to be performed for Petrohawk over an approximate 20-year period; less

-	$92.8 million assigned to assumed liabilities, not including $77.0 million for the 50% of KinderHawk's borrowings under its bank credit facility that we were previously responsible for.

Based on the excess of (i) the consideration we transferred ($912.1 million) and the fair value of our previously held interest ($743.0 million); over (ii) the combined fair value of net assets acquired ($1,560.9 million), we recognized $94.2 million of "Goodwill."  This goodwill intangible asset represents the future economic benefits expected to be derived from this strategic acquisition that are not assignable to other individually identifiable, separately recognizable assets acquired.  We believe the primary items that generated the goodwill are the value of the synergies created by expanding our natural gas gathering operations.  We expect this entire amount of goodwill to be deductible for tax purposes.  Furthermore, we believe the fair value of $16.6 million assigned to "Accounts, notes and interest receivable, net" is fully realizable.

KinderHawk Field Services LLC owns and operates one of the largest natural gas gathering and midstream business in the Haynesville shale formation located in northwest Louisiana, consisting of more than 400 miles of pipeline with over 2.0 billion cubic feet per day of pipeline capacity.  Currently, it gathers approximately 1.1 billion cubic feet of natural gas per day. The Eagle Ford natural gas gathering joint venture is named EagleHawk Field Services LLC, and we account for our 25% investment under the equity method of accounting.  Petrohawk operates EagleHawk Field Services LLC and owns the remaining 75% ownership interest.  The joint venture owns two midstream gathering systems in and around Petrohawk's Hawkville and Black Hawk areas of Eagle Ford and combined, the joint venture's assets as of December 31, 2011 consist of more than 280 miles of gas gathering pipelines and approximately 140 miles of condensate gathering lines.  It also has a life of lease dedication of Petrohawk's Eagle Ford reserves that provides Petrohawk and other Eagle Ford producers with gas and condensate gathering, treating and condensate stabilization services.

All of the acquired assets are included in our Natural Gas Pipelines business segment.  Additionally, on August 25, 2011, mining and oil company BHP Billiton completed its previously announced acquisition of Petrohawk Energy Corporation through a short-form merger under Delaware law.  The merger was closed with Petrohawk being the surviving corporation as a wholly owned subsidiary of BHP Billiton.  The acquisition will not affect the terms of our contracts with Petrohawk.

(17) SouthTex Treaters, Inc. Asset Acquisition

On November 30, 2011, we acquired a manufacturing complex and certain natural gas treating assets from SouthTex Treaters, Inc. for an aggregate consideration of $178.5 million, consisting of $151.5 million in cash and assumed liabilities of $27.0 million.  SouthTex Treaters, Inc. is a leading manufacturer, designer and fabricator of natural gas treating plants that are used to remove impurities (carbon dioxide and hydrogen sulfide) from natural gas before it is delivered into gathering systems and transmission pipelines to ensure that it meets pipeline quality specifications.  The acquisition complemented and expanded our existing natural gas treating business, and all of the acquired operations are included in our Natural Gas Pipelines business segment.

Based on our measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed, we assigned $26.8 million of our combined purchase price to current assets (consisting of $13.5 million included within "Accounts, notes and interest receivable, net" and $13.3 million included within "Inventories"), $9.3 million to "Property, plant and equipment, net," $16.6 million to "Deferred charges and other assets" (representing the fair value of construction in process costs), and $0.1 million to a non-compete agreement included within "Other intangibles, net."  The remaining $125.7 million of our purchase price was recorded to "Goodwill," an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets acquired.  We believe the fair value of receivables is fully realizable, and we believe the primary item that generated the goodwill is our ability to grow the business by leveraging our pre-existing natural gas treating operations, and we believe that this growth potential contributed to our acquisition price exceeding the fair value of acquired identifiable net assets and liabilities.  Furthermore, this entire amount of goodwill is expected to be deductible for tax purposes

(18) Lorton, Virginia Products Terminal

On December 15, 2011, we acquired a refined petroleum products terminal located on a 14-acre site in Lorton, Virginia from Motiva Enterprises, LLC for an aggregate consideration of $12.5 million in cash.  The terminal is served exclusively by the Plantation Pipeline and has storage capacity of approximately 450,000 barrels for refined petroleum products like gasoline and jet fuel.  The acquisition complemented and expanded our existing refined petroleum products assets in the northern Virginia market, and the acquired terminal is included as part of our Products Pipelines business segment.  We assigned the entire purchase price amount to "Property, Plant and Equipment, net."

(19) Watco Companies, LLC

On December 28, 2011, we purchased an additional 50,000 Class A preferred shares of Watco Companies, LLC for $50.0 million in cash in a private transaction.  The priority and participating cash distribution and liquidation rights associated with these shares are similar to the rights associated with the 50,000 Class A preferred shares we acquired on January 3, 2011-we receive priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter (13% annually), and we participate partially in additional profit distributions at a rate equal to 0.5%.

Watco Companies, LLC is the largest privately held short line railroad company in the United States, operating 22 short line railroads on approximately 3,500 miles of leased and owned track.  Our investment provided capital to Watco for further expansion of specific projects and complemented our existing terminal network.  It also provides our customers more transportation services for many of the commodities that we currently handle, and offers us the opportunity to share in additional growth opportunities through new projects.  As of December 31, 2011, our net equity investment in Watco totaled $101.7 million and is included within "Investments" on our accompanying consolidated balance sheet.  We account for our investment under the equity method of accounting, and we include it in our Terminals business segment.

(20) Battleground Oil Specialty Terminal Company LLC

On November 8, 2011 we announced our initial 50% equity participation in BOSTCO, and we paid a combined $12.0 million to acquire a 50% Class A member interest (consisting of $11.6 million paid in October 2011 and $0.4 million of pre-development costs incurred and paid for during 2010).  We also made cash contributions of $6.0 million to BOSTCO in December 2011.  Effective December 29, 2011, we acquired from TransMontaigne Partners, L.P. the remaining 50% Class A member interest in Battleground Oil Specialty Terminal Company LLC (BOSTCO) that we did not already own for an aggregate consideration of $8.1 million in cash (net of an acquired cash balance of $9.9 million).  TransMontaigne also received a transferrable option to buy 50% of our ownership interest at any time prior to January 20, 2013; however, we are currently unable to predict whether it will exercise this purchase option.  Following our acquisition of the remaining ownership interest on December 29, 2011, we changed our method of accounting from the equity method to full consolidation, and based on our measurement of fair values for all of the identifiable tangible assets acquired, we assigned $26.1 million to property, plant and equipment.

BOSTCO will construct, own and operate an approximately $430 million oil terminal located on the Houston Ship Channel.  Phase I of the project includes the design and construction of 52 tanks with combined storage capacity of approximately 6.6 million barrels for handling residual fuel, feedstocks, distillates and other black oils.  BOSTCO will initially be a water-in, water-out facility with the capability of handling ships with large drafts up to 45 feet, and we have executed terminal service contracts or letters of intent with customers for almost all of the Phase I storage capacity.  The acquisition of BOSTCO complemented and expanded our existing Gulf Liquids terminal operations, and all of the acquired assets (including the acquired cash balance) are included in our Terminals business segment.

Pro Forma Information

 Pro forma consolidated income statement information that gives effect to all of the acquisitions we have made and all of the joint ventures we have entered into since January 1, 2010 as if they had occurred as of January 1, 2010 is not presented because it would not be materially different from the information presented in our accompanying consolidated statements of income.

 Divestitures

Cypress Interstate Pipeline LLC

Effective October 1, 2010, Westlake Petrochemicals LLC, a wholly-owned subsidiary of Westlake Chemical Corporation, exercised an option it held to purchase a 50% ownership interest in our Cypress Pipeline.  Accordingly, we sold a 50% interest in our subsidiary, Cypress Interstate Pipeline LLC, to Westlake and we received proceeds of $10.2 million.  At the time of the sale, the carrying value of the net assets of Cypress Interstate Pipeline LLC totaled $20.0 million and consisted mostly of property, plant and equipment.  In the fourth quarter of 2010, we recognized an $8.8 million gain from this sale, including an $8.6 million gain amount related to the remeasurement of our retained investment to its fair value.  Due to the loss of control of Cypress Interstate Pipeline LLC, we recognized the retained investment at its fair value, and the gain amount related to remeasurement represents the excess of the fair value of our retained investment ($18.6 million as of October 1, 2010) over its carrying value ($10.0 million).  This fair value of our retained investment was determined by applying a multiple to the future annual cash flows expected from our retained 50% interest.  The $10.2 million value of the transaction with Westlake Chemical Corporation was based on a contract price and does not represent the fair value of a 50% interest in the Cypress Pipeline in an orderly transaction between market participants.  We now account for our retained investment under the equity method of accounting.  We included the entire gain within the caption "Other, net" in our accompanying consolidated statement of income for the year ended December 31, 2010.

 Megafleet Towing Co., Inc. Assets

On February 9, 2011, we sold a marine vessel to Kirby Inland Marine, L.P., and additionally, we and Kirby formed a joint venture named Greens Bayou Fleeting, LLC.  Pursuant to the joint venture agreement, we sold our ownership interest in the boat fleeting business we acquired from Megafleet Towing Co., Inc. in April 2009 (discussed above in "-Acquisitions-(1) Megafleet Towing Co., Inc. Assets") to the joint venture for $4.1 million in cash and a 49% ownership interest in the joint venture.  Kirby then made cash contributions to the joint venture in exchange for the remaining 51% ownership interest.  Related to the above transactions, we recorded a loss of $5.5 million ($4.1 million after tax) in the fourth quarter of 2010 to write down the carrying value of the net assets to be sold to their estimated fair values as of December 31, 2010.  We included this loss within the caption "Other expense (income)," and we recorded the $1.4 million decrease in income tax expense within the caption "Income Tax (Expense) Benefit" in our accompanying consolidated statement of income for the year ended December 31, 2010.

In the first quarter of 2011, after final reconciliation and measurement of all of the net assets sold, we recognized a combined $2.2 million increase in income from the sale of these net assets, primarily consisting of a $1.9 million reduction in income tax expense, which is included within the caption "Income Tax (Expense) Benefit" in our accompanying consolidated statement of income for the year ended December 31, 2011.  Additionally, the sale of our ownership interest resulted in a $10.6 million non-cash reduction in our goodwill (see Note 7), and was a transaction with a related party (see Note 11).

River Consulting, LLC and Devco USA, L.L.C.

Effective April 1, 2011, we sold 51% ownership interests in two separate wholly-owned subsidiaries to two separate buyers, for an aggregate consideration of $8.1 million, consisting of a $4.1 million note receivable, $1.0 million in cash, and a $3.0 million receivable for the settlement of working capital items.  Following the sale, we continue to own 49% membership interests in both River Consulting, LLC, a company engaged in the business of providing engineering, consulting and management services, and Devco USA, L.L.C., a company engaged in the business of processing, handling and marketing sulfur, and selling related pouring equipment.  At the time of the sale, the combined carrying value of the net assets (and members' capital on a 100% basis) of both entities totaled approximately $8.8 million and consisted mostly of technology-based assets and trade receivables.  We now account for our retained investments under the equity method of accounting.

We recognized a $3.6 million pre-tax gain from the sale of these ownership interests (including a $2.1 million gain related to the remeasurement of our retained investment to fair value) and we included this gain within the caption "Other, net" in our accompanying consolidated statements of income for the year ended December 31, 2011.  We also recognized a $1.4 million increase in income tax expense related to this gain, which is included within the caption "Income Tax (Expense) Benefit" in our accompanying consolidated statement of income for the year ended December 31, 2011.

Arrow Terminals B.V.

Effective August 31, 2011, we sold the outstanding share capital of our wholly-owned subsidiary Arrow Terminals B.V. to Pacorini Metals Europe B.V. for an aggregate consideration of $13.3 million in cash.  Arrow Terminals B.V. owns and operates a bulk terminal facility located in the seaport area of Vlissingen, Netherlands.  The terminal is primarily engaged in the business of storing, handling and distributing bulk ferro alloys and general commodities.  Including the removal of our cumulative translation adjustments balance and our estimated costs to sell, we recognized a $1.3 million pre-tax gain from the sale of Arrow Terminals B.V. and we included this gain within the caption "Other expense (income)" in our accompanying consolidated statements of income for the year ended December 31, 2011.

FTC Natural Gas Pipelines Disposal Group-Discontinued Operations

Following KMI's March 15, 2012 announcement to sell the assets that comprise our FTC Natural Gas Pipelines disposal group (described above in Note 1 "General-Kinder Morgan, Inc., Kinder Morgan Kansas, Inc. and Kinder Morgan G.P., Inc."), we began accounting for the disposal group as discontinued operations in accordance with the provisions of the "Presentation of Financial Statements-Discontinued Operations" Topic of the Codification.  Accordingly, we reclassified and reported the FTC Natural Gas Pipelines disposal group's results of operations from our results of continuing operations and reported the disposal group's results of operations separately as "Income from operations of FTC Natural Gas Pipelines disposal group" within the discontinued operations section of our accompanying consolidated statements of income.

Summarized financial information for our FTC Natural Gas Pipelines disposal group is as follows (in millions):

	Year Ended December 31,
Income Statement	2011	2010	2009
Revenues	$322.2	$338.9	$306.1
Operating expenses	(182.2)	(168.3)	(133.3)
Depreciation and amortization	(26.8)	(25.5)	(25.1)
Earnings from equity investments	86.7	87.6	98.5
Interest income and Other, net	2.1	2.7	3.5
Income tax (expense) benefit	(0.5)	(0.2)	(1.7)
Earnings from discontinued operations	$201.5	$235.2	$248.0

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
4.  Income Taxes

The components of "Income from Continuing Operations Before Income Taxes" are as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
United States	$1,032.9	$1,053.3	$1,013.7
Foreign	79.3	73.0	76.1
Total Income from Continuing Operations Before Income Taxes.	$1,112.2	$1,126.3	$1,089.8

Components of the income tax provision applicable to continuing operations for federal, foreign and state taxes are as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Taxes current expense:
Federal	$13.3	$4.8	$2.7
State	15.4	10.6	13.7
Foreign	3.4	3.6	(1.0)
Total	32.1	19.0	15.4
Taxes deferred expense:
Federal	(6.4)	5.0	7.0
State	(1.1)	(0.2)	1.0
Foreign	20.7	10.6	30.6
Total	13.2	15.4	38.6
Total tax provision	$45.3	$34.4	$54.0
Effective tax rate	4.1%	3.1%	5.0%

The difference between the statutory federal income tax rate and our effective income tax rate is summarized as follows:

	Year Ended December 31,
	2011		2010		2009
Federal income tax rate	35.0%		35.0%		35.0%
Increase (decrease) as a result of:
Partnership earnings not subject to tax	(35.0	) %	(35.0	) %	(35.0	) %
Corporate subsidiary earnings subject to tax	(0.8	) %	(0.1	) %	-%
Income tax expense attributable to corporate equity earnings	1.5%		0.9%		0.9%
Income tax expense attributable to foreign corporate earnings	2.2%		1.3%		2.7%
State taxes	1.2%		1.0%		1.4%
Effective tax rate	4.1%		3.1%		5.0%

Our deferred tax assets and liabilities as of December 31, 2011 and 2010 resulted from the following (in millions):

	December 31,
	2011	2010
Deferred tax assets:
Book accruals	$0.3	$2.1
Net Operating Loss/Tax credits	30.5	17.8
Other	3.0	1.3
Total deferred tax assets	33.8	21.2

Deferred tax liabilities:
Property, plant and equipment	277.4	263.9
Other	6.0	5.6
Total deferred tax liabilities	283.4	269.5
Net deferred tax liabilities	$249.6	$248.3

We account for uncertainty in income taxes in accordance with the "Income Taxes" Topic of the Codification.  Pursuant to these provisions, we must recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based not only on the technical merits of the tax position based on tax law, but also on the past administrative practices and precedents of the taxing authority.  The tax benefits recognized in our financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution.

A reconciliation of our beginning and ending gross unrecognized tax benefits (excluding interest and penalties) for each of the years ended December 31, 2011 and 2010 is as follows (in millions):

	Year Ended December 31,
	2011	2010
Balance at beginning of period	$33.4	$23.3
Additions based on current year tax positions	7.8	10.2
Additions based on prior year tax positions	-	-
Reductions based on settlements with taxing authority	-	-
Reductions due to lapse in statute of limitations	-	(0.1)
Balance at end of period	$41.2	$33.4

Our continuing practice is to recognize interest and/or penalties related to income tax matters in income tax expense.  During the year ended December 31, 2011, we recognized approximately $0.9 million in interest expense; during the year ended December 31, 2010, we recognized reductions in interest expense of approximately $0.5 million; and during the year ended December 31, 2009, we recognized approximately $1.1 million in interest expense.

As of December 31, 2011, (i) we had $2.7 million of accrued interest and no accrued penalties; (ii) we believe it is reasonably possible that our $41.2 million liability for unrecognized tax benefits will increase by approximately $7.6 million during the next twelve months; and (iii) we believe the full amount of $41.2 million of unrecognized tax benefits, if recognized, would favorably affect our effective income tax rate in future periods.  As of December 31, 2010, we had $1.8 million of accrued interest and no accrued penalties.  In addition, we have U.S. and state tax years open to examination for the periods 2006 through 2011.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
5.  Property, Plant and Equipment

Classes and Depreciation

As of December 31, 2011 and 2010, our property, plant and equipment consisted of the following (in millions):

	December 31,
	2011	2010
Natural gas, liquids, crude oil and carbon dioxide pipelines	$7,759.4	$7,071.1
Natural gas, liquids, carbon dioxide, and terminals station equipment.	9,569.0	8,976.2
Natural gas, liquids (including linefill), and transmix processing	226.3	233.7
Other	1,453.5	1,322.7
Accumulated depreciation, depletion, and amortization	(4,979.7)	(4,150.6)
	14,028.5	13,453.1
Land and land right-of-way	769.5	638.5
Construction work in process	797.8	512.3
Property, plant and equipment, net	$15,595.8	$14,603.9

Depreciation, depletion, and amortization expense charged against property, plant and equipment was $886.1 million in 2011, $852.8 million in 2010 and $829.6 million in 2009.

Asset Retirement Obligations

As of December 31, 2011 and 2010, we recognized asset retirement obligations in the aggregate amount of $125.2 million and $122.0 million, respectively.  The majority of our asset retirement obligations are associated with our CO2 business segment, where we are required to plug and abandon oil and gas wells that have been removed from service and to remove our surface wellhead equipment and compressors.  We included $10.8 million and $2.5 million, respectively, of our total asset retirement obligations as of December 31, 2011 and 2010 within "Accrued other current liabilities" in our accompanying consolidated balance sheets.  The remaining amounts are included within "Other long-term liabilities and deferred credits" at each reporting date.

A reconciliation of the beginning and ending aggregate carrying amount of our asset retirement obligations for each of the years ended December 31, 2011 and 2010 is as follows (in millions):

	Year Ended December 31,
	2011	2010
Balance at beginning of period	$122.0	$100.9
Liabilities incurred/revised	12.1	23.7
Liabilities settled	(16.3)	(9.1)
Accretion expense	7.4	6.5
Balance at end of period	$125.2	$122.0

We have various other obligations throughout our businesses to remove facilities and equipment on rights-of-way and other leased facilities.  We currently cannot reasonably estimate the fair value of these obligations because the associated assets have indeterminate lives.  These assets include pipelines, certain processing plants and distribution facilities, and certain bulk and liquids terminal facilities.  An asset retirement obligation, if any, will be recognized once sufficient information is available to reasonably estimate the fair value of the obligation.

Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments [Text Block]
6.  Investments

We reported a combined $3,346.2 million as "Investments" in our accompanying consolidated balance sheet as of December 31, 2011.  As of December 31, 2010, our investments totaled $3,886.0 million.  Our investments primarily consist of equity investments where we hold significant influence over investee actions and which we account for under the equity method of accounting.

As of December 31, 2011 and 2010, our investments consisted of the following (in millions):

	December 31,
	2011	2010
Rockies Express Pipeline LLC	$1,594.8	$1,703.0
Midcontinent Express Pipeline LLC	666.6	706.4
Plantation Pipe Line Company	185.0	190.3
Fayetteville Express Pipeline LLC	173.3	0.2
Red Cedar Gathering Company	167.8	163.2
EagleHawk Field Services LLC	141.0	-
Eagle Ford Gathering LLC	117.5	29.9
Watco Companies, LLC	101.7	-
Express pipeline system	65.0	68.5
Cortez Pipeline Company	10.4	9.9
KinderHawk Field Services LLC	-	924.6
All others	114.9	81.8
Total equity investments	3,338.0	3,877.8
Bond investments	8.2	8.2
Total investments	$3,346.2	$3,886.0

The decrease in the carrying amount of our equity investments since December 31, 2010 was primarily due to our July 1, 2011 acquisition of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own.  On that date, we exchanged our status as an owner of an equity investment in KinderHawk for a full controlling financial interest, and we began accounting for our investment under the full consolidation method.  For further information pertaining to our KinderHawk acquisitions, see Note 3 "Acquisitions and Divestitures-Acquisitions-(8) KinderHawk Field Services LLC" and "-(16) KinderHawk Field Services LLC and EagleHawk Field Services LLC."

As shown in the table above, our significant equity investments as of December 31, 2011 consisted of the following:

-
Rockies Express Pipeline LLC-we operate and own a 50% ownership interest in Rockies Express Pipeline LLC, the sole owner of the Rockies Express natural gas pipeline system.  The remaining ownership interests in Rockies Express Pipeline LLC are owned by subsidiaries of Sempra Energy (25%) and ConocoPhillips (25%).

As discussed in Note 2 "Summary of Significant Accounting Policies-Basis of Presentation," due to the announced sale of our FTC Natural Gas Pipelines disposal group, which includes our 50% ownership interest in Rockies Express, we accounted for our equity investment in Rockies Express as a discontinued operation whereby we reclassified our equity earnings in Rockies Express to "Income from operations of FTC Natural Gas Pipelines disposal group" on our accompanying consolidated statements of income for all periods presented in this report.

-
Midcontinent Express Pipeline LLC-we operate and own a 50% ownership interest in Midcontinent Express Pipeline LLC.  It is the sole owner of the Midcontinent Express natural gas pipeline system.  The remaining ownership interest in Midcontinent Express Pipeline LLC is owned by subsidiaries of Regency Energy Partners, L.P. (50%);

-
Plantation Pipe Line Company-we operate and own a 51.17% ownership interest in Plantation Pipe Line Company, the sole owner of the Plantation refined petroleum products pipeline system.  A subsidiary of Exxon Mobil Corporation owns the remaining interest.  Each investor has an equal number of directors on Plantation's board of directors, and board approval is required for certain corporate actions that are considered participating rights; therefore, we do not control Plantation Pipe Line Company, and we account for our investment under the equity method;

-
Fayetteville Express Pipeline LLC-we own a 50% ownership interest in Fayetteville Express Pipeline LLC, the sole owner of the Fayetteville Express natural gas pipeline system.  Energy Transfer Partners, L.P. owns the remaining 50% interest and serves as operator of Fayetteville Express Pipeline LLC.  The Fayetteville Express system began interim transportation service on October 12, 2010, and began full operations on January 1, 2011; however, as of December 31, 2010, we had no material net investment in Fayetteville Express Pipeline LLC because in November 2009, Fayetteville Express Pipeline LLC established and made borrowings under its own revolving bank credit facility in order to fund its pipeline development and construction costs and to make distributions to its member owners to reimburse them for prior contributions;

-
Red Cedar Gathering Company-we own a 49% ownership interest in the Red Cedar Gathering Company.  The remaining 51% interest in Red Cedar is owned by the Southern Ute Indian Tribe.  Red Cedar is the sole owner of the Red Cedar natural gas gathering, compression and treating system;

-
EagleHawk Field Services LLC-we acquired a 25% ownership interest in the EagleHawk Field Services LLC from Petrohawk Energy Corporation effective July 1, 2011.   For further information about this acquisition, see Note 3 "Acquisitions and Divestitures-Acquisitions-(16) KinderHawk Field Services LLC and EagleHawk Field Services LLC;"

-
Eagle Ford Gathering LLC-on May 14, 2010, we and Copano Energy, L.L.C. entered into formal agreements for a joint venture to provide natural gas gathering, transportation and processing services to natural gas producers in the Eagle Ford Shale formation in south Texas.  We named the joint venture Eagle Ford Gathering LLC, and we own a 50% member interest in Eagle Ford Gathering LLC.  Copano owns the remaining 50% interest and serves as operator and managing member of Eagle Ford Gathering LLC;

-
Watco Companies, LLC-we made a combined $100.0 million preferred equity investment in Watco Companies, LLC, the largest privately held short line railroad company in the United States.  We acquired 100,000 Class A preferred shares and pursuant to the terms of our investment, we receive priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter, and we participate partially in additional profit distributions at a rate equal to 0.5%.  The preferred shares have no conversion features and hold no voting powers, but do provide us certain approval rights, including the right to appoint one of the members to Watco's Board of Managers;

-	Express pipeline system-we acquired a 33 1/3% ownership interest in the Express pipeline system from KMI effective August 28, 2008; and

-
Cortez Pipeline Company-we operate and own a 50% ownership interest in the Cortez Pipeline Company, the sole owner of the Cortez carbon dioxide pipeline system.  A subsidiary of Exxon Mobil Corporation owns a 37% ownership interest and Cortez Vickers Pipeline Company owns the remaining 13% ownership interest.

Our earnings (losses) from equity investments were as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Plantation Pipe Line Company	$44.7	$30.3	$26.8
Midcontinent Express Pipeline LLC	42.7	30.1	14.7
Red Cedar Gathering Company	31.9	28.7	24.9
Cortez Pipeline Company	24.1	22.5	22.3
Fayetteville Express Pipeline LLC	23.8	-	3.6
KinderHawk Field Services LLC	22.1	19.5	-
Eagle Ford Gathering LLC	11.2	(0.1)	-
Watco Companies, LLC	6.6	-	-
EagleHawk Field Services LLC	3.5	-	-
Express pipeline system	(2.0)	(3.3)	(4.1)
All others	15.8	7.8	3.0
Total	$224.4	$135.5	$91.2
Amortization of excess costs	$(6.7)	$(5.8)	$(5.8)

Summarized combined financial information for our significant equity investments (listed or described above) is reported below (in millions; amounts represent 100% of investee financial information):

	Year Ended December 31,
Income Statement	2011	2010	2009
Revenues	$2,312.9	$1,645.7	$1,215.6
Costs and expenses	1,747.3	1,204.0	824.5
Earnings before extraordinary items and cumulative effect of a change in accounting principle	565.6	441.7	391.1
Net income	$565.6	$441.7	$391.1

	December 31,
Balance Sheet	2011	2010
Current assets	$491.5	$486.6
Non-current assets	$11,488.6	$12,712.1
Current liabilities	$545.8	$622.3
Non-current liabilities	$5,311.9	$5,451.6
Partners'/Owners' equity	$6,122.4	$7,124.8

For information on regulatory matters affecting certain of our equity investments, see Note 17.

As of December 31, 2011 and 2010, our investment amounts also included a bond investment totaling $8.2 million.  This investment consisted of certain tax exempt, fixed-income development revenue bonds we acquired in the fourth quarter of 2008.  Because we have both the ability and the intent to hold these debt securities to maturity, we account for this investment at historical cost.  We acquired our bond investment by issuing notes under the Gulf Opportunity Zone Act of 2005, which is further discussed in Note 8 "Debt-Subsidiary Debt-Gulf Opportunity Zone Bonds."

Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangibles [Abstract]
Goodwill and other intangibles [Text Block]
7.  Goodwill and Other Intangibles

Goodwill and Excess Investment Cost

We record the excess of the cost of an acquisition price over the fair value of acquired net assets as an asset on our balance sheet.  This amount is referred to and reported separately as "Goodwill" in our accompanying consolidated balance sheets.  Goodwill is not subject to amortization but must be tested for impairment at least annually.  This test requires us to assign goodwill to an appropriate reporting unit and to determine if the implied fair value of the reporting unit's goodwill is less than its carrying amount.

We evaluate goodwill for impairment on May 31 of each year.  For this purpose, we have six reporting units as follows: (i) Products Pipelines (excluding associated terminals); (ii) Products Pipelines Terminals (evaluated separately from Products Pipelines for goodwill purposes, but combined with Products Pipelines for presentation in the table below); (iii) Natural Gas Pipelines; (iv) CO2; (v) Terminals; and (vi) Kinder Morgan Canada.  There were no impairment charges resulting from our May 31, 2011 impairment testing, and no event indicating an impairment has occurred subsequent to that date.

The fair value of each reporting unit was determined from the present value of the expected future cash flows from the applicable reporting unit (inclusive of a terminal value calculated using market multiples between six and ten times cash flows) discounted at a rate of 8.0%.  The value of each reporting unit was determined on a stand-alone basis from the perspective of a market participant and represented the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date.

Changes in the gross amounts of our goodwill and accumulated impairment losses for each of the two years ended December 31, 2011 and 2010 are summarized as follows (in millions):

	Products Pipelines	Natural Gas Pipelines	CO2	Terminals	Kinder Morgan Canada	Total

Historical Goodwill.	$263.2	$337.0	$46.1	$266.9	$613.1	$1,526.3
Accumulated impairment losses(a).	-	-	-	-	(377.1)	(377.1)
Balance as of December 31, 2009	263.2	337.0	46.1	266.9	236.0	1,149.2
Acquisitions(b).	-	-	-	71.0	-	71.0
Currency translation adjustments	-	-	-	-	13.4	13.4
Balance as of December 31, 2010	263.2	337.0	46.1	337.9	249.4	1,233.6
Acquisitions(c).	-	219.9	-	-	-	219.9
Disposals(d).	-	-	-	(11.8)	-	(11.8)
Currency translation adjustments	-	-	-	-	(5.5)	(5.5)
Balance as of December 31, 2011	$263.2	$556.9	$46.1	$326.1	$243.9	$1,436.2
__________

(a)
On April 18, 2007, we announced that we would acquire the Trans Mountain pipeline system from KMI, and we completed this transaction on April 30, 2007.  Following the provisions of U.S. generally accepted accounting principles, the consideration of this transaction caused KMI to consider the fair value of the Trans Mountain pipeline system, and to determine whether goodwill related to these assets was impaired.  Based on this determination, KMI recorded a goodwill impairment charge of $377.1 million in the first quarter of 2007, and because we have included all of the historical results of Trans Mountain as though the net assets had been transferred to us on January 1, 2006, this impairment is now included in our accumulated impairment losses. We have no other goodwill impairment losses.

(b)	2010 acquisition amount relates primarily to our January 2010 purchase of three ethanol handling train terminals from US Development Group LLC (discussed further in Note 3).
(c)
2011 acquisition amount consists of (i) $125.7 million relating to our acquisition of natural gas treating assets from SouthTex Treaters, Inc. and (ii) $94.2 million relating to our purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own (both discussed further in Note 3).

(d)
2011 disposal amount consists of (i) $10.6 million related to the sale of our ownership interest in the boat fleeting business we acquired from Megafleet Towing Co., Inc. in April 2009; and (ii) $1.2 million related to the sale of our subsidiary Arrow Terminals B.V. (both discussed further in Note 3).

For more information on our accounting for goodwill, see Note 2 "Summary of Significant Accounting Policies-Goodwill."

With regard to our equity investments in unconsolidated affiliates, in almost all cases, either (i) the price we paid to acquire our share of the net assets of such equity investees; or (ii) the revaluation of our share of the net assets of any retained noncontrolling equity investment (from the sale of a portion of our ownership interest in a consolidating subsidiary, thereby losing our controlling financial interest in the subsidiary) differed from the underlying carrying value of such net assets.  This differential consists of two pieces.  First, an amount related to the difference between the investee's recognized net assets at book value and at current fair values (representing the appreciated value in plant and other net assets), and secondly, to any premium in excess of fair value (referred to as equity method goodwill) we paid to acquire the investment.  We include both amounts within "Investments" on our accompanying consolidated balance sheets.

The first differential, representing the excess of the fair market value of our investees' plant and other net assets over its underlying book value at either the date of acquisition or the date of the loss of control totaled $193.1 million and $166.0 million as of December 31, 2011 and 2010, respectively.  The increase since December 31, 2010 was mainly due to our July 1, 2011 acquisition of a 25% ownership interest in EagleHawk Field Services LLC (discussed further in Note 3).

In almost all instances, this differential, relating to the discrepancy between our share of the investee's recognized net assets at book values and at current fair values, represents our share of undervalued depreciable assets, and since those assets (other than land) are subject to depreciation, we amortize this portion of our investment cost against our share of investee earnings.  As of December 31, 2011, this excess investment cost is being amortized over a weighted average life of approximately 22.1 years.

The second differential, representing total unamortized excess cost over underlying fair value of net assets acquired (equity method goodwill) totaled $138.2 million and $283.0 million as of December 31, 2011 and 2010, respectively.  The decrease in our equity method goodwill since December 31, 2010 was due to our July 1, 2011 acquisition of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own (discussed further in Note 3).  Following our acquisition of the remaining 50% interest in KinderHawk, we changed our method of accounting from the equity method to the full consolidation method.

This differential is not subject to amortization but rather to impairment testing.  Accordingly, in addition to our annual impairment test of goodwill, we periodically reevaluate the amount at which we carry the excess of cost over fair value of net assets accounted for under the equity method, as well as the amortization period for such assets, to determine whether current events or circumstances warrant adjustments to our carrying value and/or revised estimates of useful lives.  Our impairment test considers whether the fair value of the equity investment as a whole, not the underlying net assets, has declined and whether that decline is other than temporary.  As of December 31, 2011, we believed no such impairment had occurred and no reduction in estimated useful lives was warranted.

Other Intangibles

Excluding goodwill, our other intangible assets include customer contracts, relationships and agreements, lease value, and technology-based assets.  These intangible assets have definite lives and are reported separately as "Other intangibles, net" in our accompanying consolidated balance sheets.

Following is information, as of December 31, 2011 and 2010, related to our intangible assets subject to amortization (in millions):

	December 31,
	2011	2010
Customer contracts, relationships and agreements
Gross carrying amount	$1,317.9	$399.8
Accumulated amortization	(172.6)	(112.0)
Net carrying amount	1,145.3	287.8

Lease value, technology-based assets and other
Gross carrying amount	10.6	17.9
Accumulated amortization	(3.9)	(3.5)
Net carrying amount	6.7	14.4

Total Other intangibles, net	$1,152.0	$302.2

Our customer contracts, relationships and agreements relate primarily to our Natural Gas Pipelines and Terminals business segments.  These intangible assets include contracts and relationships for gathering natural gas, and for handling and storage of petroleum, chemical, and dry-bulk materials, including oil, gasoline and other refined petroleum products, coal, petroleum coke, fertilizer, steel and ores.  The values of these intangible assets were determined by us by first, estimating the revenues derived from a customer contract or relationship (offset by the cost and expenses of supporting assets to fulfill the contract), and second, discounting the revenues at a risk adjusted discount rate.  The increase in the carrying amount of our customer contracts, relationships and agreements since December 31, 2010 was mainly due to the acquisition of (i) a natural gas gathering customer contract in July 2011, associated with our purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own; and (ii) two separate petroleum coke handling customer contracts in June 2011, associated with our purchase of terminal assets from TGS Development, L.P.  Both acquisitions are described further in Note 3.

We amortize the costs of our intangible assets to expense in a systematic and rational manner over their estimated useful lives.  The life of each intangible asset is based either on the life of the corresponding customer contract or agreement or, in the case of a customer relationship intangible (the life of which was determined by an analysis of all available data on that business relationship), the length of time used in the discounted cash flow analysis to determine the value of the customer relationship.  Among the factors we weigh, depending on the nature of the asset, are the effect of obsolescence, new technology, and competition.

For each of the years ended December 31, 2011, 2010 and 2009, the amortization expense on our intangibles totaled $61.0 million, $45.5 million and $16.5 million, respectively.  These expense amounts primarily consisted of amortization of our customer contracts, relationships and agreements.  Our estimated amortization expense for our intangible assets for each of the next five fiscal years (2012 - 2016) is approximately $78.8 million, $74.9 million, $71.7 million, $67.6 million and $63.8 million, respectively.  As of December 31, 2011, the weighted average amortization period for our intangible assets was approximately 18.4 years.

Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt
8.  Debt

We classify our debt based on the contractual maturity dates of the underlying debt instruments.  We defer costs associated with debt issuance over the applicable term.  These costs are then amortized as interest expense in our consolidated statements of income.

The net carrying amount of our debt (including both short-term and long-term amounts and excluding the value of interest rate swap agreements) as of December 31, 2011 and 2010 was $12,797.3 million and $11,539.8 million, respectively.  The weighted average interest rate on all of our borrowings was approximately 4.26% during 2011 and 4.35% during 2010.

 Short-Term Debt

Our outstanding short-term debt as of December 31, 2011 was $1,637.8 million.  The balance consisted of (i) $450.0 million in principal amount of 7.125% senior notes due March 15, 2012; (ii) $500.0 million in principal amount of 5.85% senior notes due September 15, 2012; (iii) $644.8 million of commercial paper borrowings; (iv) $23.7 million in principal amount of tax-exempt bonds that mature on April 1, 2024, that are due on demand pursuant to certain standby purchase agreement provisions contained in the bond indenture (our subsidiary Kinder Morgan Operating L.P. "B" is the obligor on the bonds); (v) the $9.9 million remaining outstanding balance of a 5.40% long-term note payable (our subsidiaries Kinder Morgan Operating L.P. "A" and Kinder Morgan Canada Company are the obligors on the note); (vi) a $7.6 million portion of 5.23% long-term senior notes (our subsidiary Kinder Morgan Texas Pipeline, L.P. is the obligor on the notes); (vii) a $1.1 million 7.17% note payable (our subsidiary Globalplex Partners, a Louisiana joint venture owned 50% and controlled by Kinder Morgan Bulk Terminals, Inc. is the obligor on the note, and we expect the joint venture will terminate during 2012); and (viii) a $0.7 million portion of a 6.00% long-term note payable (our subsidiary Kinder Morgan Arrow Terminals, L.P. is the obligor on the note).

Our outstanding short-term debt as of December 31, 2010 was $1,262.4 million.  The balance consisted of (i) $700.0 million in principal amount of 6.75% senior notes that matured on March 15, 2011; (ii) $522.1 million of commercial paper borrowings; (iii) $23.7 million in principal amount of tax-exempt bonds due on demand from our subsidiary Kinder Morgan Operating L.P. "B"; (iv) a $9.4 million portion of the 5.40% long-term note payable due from our subsidiaries Kinder Morgan Operating L.P. "A" and Kinder Morgan Canada Company; and (v) a $7.2 million portion of the 5.23% long-term senior notes due from our subsidiary Kinder Morgan Texas Pipeline, L.P.

 Credit Facility

On July 1, 2011, we amended our $2.0 billion three-year, senior unsecured revolving credit facility to, among other things, (i) allow for borrowings of up to $2.2 billion; (ii) extend the maturity of the credit facility from June 23, 2013 to July 1, 2016; (iii) permit an amendment to allow for borrowings of up to $2.5 billion; and (iv) decrease the interest rates and commitment fees for borrowings under this facility.  The credit facility is with a syndicate of financial institutions, and the facility permits us to obtain bids for fixed rate loans from members of the lending syndicate.  Wells Fargo Bank, National Association is the administrative agent, and borrowings under the credit facility can be used for general partnership purposes and as a backup for our commercial paper program.  There were no borrowings under the credit facility as of December 31, 2011 or as of December 31, 2010.

Additionally, as of December 31, 2011, the amount available for borrowing under our credit facility was reduced by a combined amount of $875.1 million, consisting of $644.8 million of commercial paper borrowings and $230.3 million of letters of credit, consisting of: (i) a $100.0 million letter of credit that supports certain proceedings with the California Public Utilities Commission involving refined products tariff charges on the intrastate common carrier operations of our Pacific operations' pipelines in the state of California; (ii) a combined $86.3 million in three letters of credit that support tax-exempt bonds; (iii) a $16.2 million letter of credit that supports debt securities issued by the Express pipeline system; (iv) a $10.7 million letter of credit that supports our indemnification obligations on the Series D note borrowings of Cortez Capital Corporation; and (v) a combined $17.1 million in other letters of credit supporting other obligations of us and our subsidiaries.

Interest on the credit facility accrues at our option at a floating rate equal to either (i) the administrative agent's base rate (but not less than the Federal Funds Rate, plus 0.5%); or (ii) LIBOR, plus a margin, which varies depending upon the credit rating of our long-term senior unsecured debt.  Additionally, our $2.2 billion credit facility included the following restrictive covenants as of December 31, 2011:

-	total debt divided by earnings before interest, income taxes, depreciation and amortization for the preceding four quarters may not exceed:

-
5.5, in the case of any such period ended on the last day of (i) a fiscal quarter in which we make any Specified Acquisition (as defined in the credit facility), or (ii) the first or second fiscal quarter next succeeding such a fiscal quarter; or

-   5.0, in the case of any such period ended on the last day of any other fiscal quarter;

-	certain limitations on entering into mergers, consolidations and sales of assets;

-	limitations on granting liens; and

-	prohibitions on making any distribution to holders of units if an event of default exists or would exist upon making such distribution.

In addition to normal repayment covenants, under the terms of our credit facility, the occurrence at any time of any of the following would constitute an event of default (i) our failure to make required payments of any item of indebtedness or any payment in respect of any hedging agreement, provided that the aggregate outstanding principal amount for all such indebtedness or payment obligations in respect of all hedging agreements is equal to or exceeds $75 million; (ii) our general partner's failure to make required payments of any item of indebtedness, provided that the aggregate outstanding principal amount for all such indebtedness is equal to or exceeds $75 million; (iii) adverse judgments rendered against us for the payment of money in an aggregate amount in excess of $75 million, if this same amount remains undischarged for a period of thirty consecutive days during which execution shall not be effectively stayed; and (iv) voluntary or involuntary commencements of any proceedings or petitions seeking our liquidation, reorganization or any other similar relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law.

Other than the relatively non-restrictive negative covenants and events of default in our credit facility, there are no provisions protecting against a situation where we are unable to terminate an agreement with a counterparty who is facing an impending financial collapse and such collapse may be hastened due to cross-defaults.  Also, the credit facility does not contain a material adverse change clause coupled with a lockbox provision; however, the facility does provide that the margin we will pay with respect to borrowings, and the facility fee that we will pay on the total commitment, will vary based on our senior debt credit rating.  None of our debt is subject to payment acceleration as a result of any change to our credit ratings.

Commercial Paper Program

In July 2011, in conjunction with the amendment to our revolving credit facility, we increased our commercial paper program to provide for the issuance of up to $2.2 billion of commercial paper (up from $2.0 billion).  Our unsecured revolving credit facility supports our commercial paper program, and borrowings under our commercial paper program reduce the borrowings allowed under our credit facility.

As of December 31, 2011, we had $644.8 million of commercial paper outstanding with an average interest rate of 0.53%.  As of December 31, 2010, we had $522.1 million of commercial paper outstanding with an average interest rate of 0.67%.  The borrowings under our commercial paper program were used principally to finance the acquisitions and capital expansions we made during 2011 and 2010, and in the near term, we expect that our short-term liquidity and financing needs will be met primarily through borrowings made under our commercial paper program.

Long-Term Debt

Our outstanding long-term debt, excluding the value of interest rate swaps, as of December 31, 2011 and 2010 was $11,159.5 million and $10,277.4 million, respectively.  The balances consisted of the following (in millions):

	December 31,
	2011	2010
Kinder Morgan Energy Partners, L.P. borrowings:
6.75% senior notes due March 15, 2011	$-	$700.0
7.125% senior notes due March 15, 2012	450.0	450.0
5.85% senior notes due September 15, 2012	500.0	500.0
5.00% senior notes due December 15, 2013	500.0	500.0
5.125% senior notes due November 15, 2014	500.0	500.0
5.625% senior notes due February 15, 2015	300.0	300.0
3.50% senior notes due March 1, 2016	500.0	-
6.00% senior notes due February 1, 2017	600.0	600.0
5.95% senior notes due February 15, 2018	975.0	975.0
9.00% senior notes due February 1, 2019(a)	500.0	500.0
6.85% senior notes due February 15, 2020	700.0	700.0
5.30% senior notes due September 15, 2020	600.0	600.0
5.80% senior notes due March 1, 2021	400.0	400.0
4.15% senior notes due March 1, 2022	375.0	-
7.40% senior notes due March 15, 2031	300.0	300.0
7.75% senior notes due March 15, 2032	300.0	300.0
7.30% senior notes due August 15, 2033	500.0	500.0
5.80% senior notes due March 15, 2035	500.0	500.0
6.50% senior notes due February 1, 2037	400.0	400.0
6.95% senior notes due January 15, 2038	1,175.0	1,175.0
6.50% senior notes due September 1, 2039	600.0	600.0
6.55% senior notes due September 15, 2040	400.0	400.0
6.375% senior notes due March 1, 2041	600.0	-
5.625% senior notes due September 1, 2041	375.0	-
Commercial paper borrowings	644.8	522.1
Subsidiary borrowings:
Kinder Morgan Operating L.P. "A"-5.40% BP note, due March 31, 2012	5.2	10.2
Kinder Morgan Canada Company-5.40% BP note, due March 31, 2012	4.7	9.0
Kinder Morgan Texas Pipeline, L.P.-5.23% senior notes, due January 2, 2014	16.4	23.6
Kinder Morgan Arrow Terminals L.P.-6.0% note due March 28, 2014	2.1	-
Kinder Morgan Liquids Terminals LLC-N.J. Development Revenue Bonds due Jan. 15, 2018	25.0	25.0
Kinder Morgan Columbus LLC-5.50% MS Development Revenue note due Sept. 1, 2022	8.2	8.2
Kinder Morgan Operating L.P. "B"-Jackson-Union Cos. IL Revenue Bonds due April 1, 2024	23.7	23.7
International Marine Terminals-Plaquemines, LA Revenue Bonds due March 15, 2025	40.0	40.0
Other miscellaneous subsidiary debt	1.2	1.3
Unamortized debt discount on senior notes	(24.0)	(23.3)
Current portion of long-term debt	(1,637.8)	(1,262.4)
Total long-term debt	$11,159.5	$10,277.4
__________

(a)
We issued our $500 million in principal amount of 9.00% senior notes due February 1, 2019 in December 2008.  Each holder of the notes has the right to require us to repurchase all or a portion of the notes owned by such holder on February 1, 2012 at a purchase price equal to 100% of the principal amount of the notes tendered by the holder plus accrued and unpaid interest to, but excluding, the repurchase date.  On and after February 1, 2012, interest will cease to accrue on the notes tendered for repayment.  A holder's exercise of the repurchase option is irrevocable.  For more information about these senior notes, see "-Subsequent Event" below.

Kinder Morgan Energy Partners, L.P. Senior Notes

As of December 31, 2011 and 2010, the net carrying value of the various series of our senior notes was $12,026.0 million and $10,876.7 million, respectively.  For a listing of the various outstanding series of our senior notes, see the table above included in "-Long-Term Debt."  All of our fixed rate senior notes provide that we may redeem the notes at any time at a price equal to 100% of the principal amount of the notes plus accrued interest to the redemption date plus a make-whole premium.

During 2011, we completed two separate public offerings of senior notes.  With regard to these offerings, we received proceeds, net of underwriter discounts, as follows: (i) $1,092.7 million from a March 4, 2011 public offering of a total of $1.1 billion in principal amount of senior notes, consisting of $500 million of 3.50% notes due March 1, 2016 and $600 million of 6.375% notes due March 1, 2041; and (ii) $743.3 million from an August 17, 2011 public offering of a total of $750 million in principal amount of senior notes, consisting of $375 million of 4.15% notes due March 1, 2022 and $375 million of 5.625% notes due September 1, 2041.  We used the proceeds from all of our 2011 debt offerings to reduce the borrowings under our commercial paper program.

On March 15, 2011, we paid $700 million to retire the principal amount of our 6.75% senior notes that matured on that date.  We used both cash on hand and borrowings under our commercial paper program to repay the maturing senior notes.

On May 19, 2010, we completed a public offering of senior notes.  We issued a total of $1 billion in principal amount of senior notes in two separate series, consisting of $600 million of 5.30% notes due September 15, 2020, and $400 million of 6.55% notes due September 15, 2040.  We received proceeds from the issuance of the notes, after deducting the underwriting discount, of $993.1 million, and we used the proceeds to reduce the borrowings under our commercial paper program and our bank credit facility.

In addition, on November 1, 2010, we paid $250 million to retire the principal amount of our 7.50% senior notes that matured on that date.  We borrowed the necessary funds under our commercial paper program.

 Subsidiary Debt

Our subsidiaries are obligors on the following debt.  The agreements governing these obligations contain various affirmative and negative covenants and events of default.  We do not believe that these provisions will materially affect distributions to our partners.

Kinder Morgan Arrow Terminals L.P. Debt

On January 1, 2010, our subsidiary Kinder Morgan Arrow Terminals L.P. paid the $5.3 million outstanding principal amount of its Adjustable Rate Industrial Development Revenue Bonds issued by the Illinois Development Finance Authority that matured on that date, and following its repayment, Arrow Terminals L.P. had no outstanding debt.

On April 4, 2011, Kinder Morgan Arrow Terminals, L.P. acquired a parcel of land and a terminal warehouse located in Industry, Pennsylvania from a third party for an aggregate consideration of $3.3 million, consisting of $1.2 million in cash and a $2.1 million promissory note payable.  The note principal is payable in three annual payments beginning in March 2012.  The note bears interest at 6% per annum, and accrued interest on the unpaid principal amount is due and payable on the due date of each principal installment.

 KinderHawk Field Services LLC Credit Facility

On July 1, 2011, immediately following our acquisition of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own (discussed in Note 3 "Acquisitions and Divestitures-Acquisitions-(16) KinderHawk Field Services LLC and EagleHawk Field Services LLC."), we repaid the outstanding $154.0 million of borrowings under KinderHawk's revolving bank credit facility and following this repayment, KinderHawk had no outstanding debt.  The revolving bank credit facility was terminated at the time of such repayment.

Kinder Morgan Operating L.P. "A" Debt

Effective January 1, 2007, we acquired the remaining approximately 50.2% interest in the Cochin pipeline system that we did not already own.  As part of our purchase price consideration, two of our subsidiaries issued a long-term note payable to the seller having a fair value of $42.3 million.  We valued the debt equal to the present value of amounts to be paid, determined using an annual interest rate of 5.40%.  Our subsidiaries Kinder Morgan Operating L.P. "A" and Kinder Morgan Canada Company are the obligors on the note, and the principal amount of the note, along with interest, is due in five annual installments of $10.0 million beginning March 31, 2008.  We paid the fourth installment on March 31, 2011, and as of December 31, 2011, the net present value of the note (representing the outstanding balance included as debt on our accompanying consolidated balance sheet) was $9.9 million.  As of December 31, 2010, the net present value of the note was $19.2 million.

Kinder Morgan Texas Pipeline, L.P. Debt

Our subsidiary, Kinder Morgan Texas Pipeline, L.P. is the obligor on a series of unsecured senior notes, which were assumed on August 1, 2005 when we acquired a natural gas storage facility located in Liberty County, Texas from a third party.  The notes have a fixed annual stated interest rate of 8.85%; however, we valued the debt equal to the present value of amounts to be paid determined using an approximate interest rate of 5.23%.  The assumed principal amount, along with interest, is due in monthly installments of approximately $0.7 million, and the final payment is due January 2, 2014.  During 2011, we paid a combined principal amount of $7.2 million, and as of December 31, 2011, Kinder Morgan Texas Pipeline L.P.'s outstanding balance under the senior notes was $16.4 million.  Additionally, the unsecured senior notes may be prepaid at any time in amounts of at least $1.0 million and at a price equal to the higher of par value or the present value of the remaining scheduled payments of principal and interest on the portion being prepaid. As of December 31, 2010, the outstanding balance under the notes was $23.6 million.

Kinder Morgan Liquids Terminals LLC Debt

Our subsidiary Kinder Morgan Liquids Terminals LLC is the obligor on $25.0 million of Economic Development Revenue Refunding Bonds issued by the New Jersey Economic Development Authority.  These bonds have a maturity date of January 15, 2018.  Interest on these bonds is computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed during Commercial Paper, Daily or Weekly Rate Periods and on the basis of a 360-day year consisting of twelve 30-day months during a Term Rate Period.  As of December 31, 2011, the interest rate on these bonds was 0.09%.  We have an outstanding letter of credit issued by Citibank in the amount of $25.4 million that backs-up the $25.0 million principal amount of the bonds and $0.4 million of interest on the bonds for up to 46 days computed at 12% on a per annum basis on the principal thereof.

Kinder Morgan Operating L.P. "B" Debt

Our subsidiary Kinder Morgan Operating L.P. "B" is the obligor of a principal amount of $23.7 million of tax-exempt bonds due April 1, 2024.  The bonds were issued by the Jackson-Union Counties Regional Port District, a political subdivision embracing the territories of Jackson County and Union County in the state of Illinois.  These variable rate demand bonds bear interest at a weekly floating market rate and are backed-up by a letter of credit issued by Wells Fargo.  The bond indenture also contains certain standby purchase agreement provisions which allow investors to put (sell) back their bonds at par plus accrued interest.  As of December 31, 2011, the interest rate on these bonds was 0.11%.  Our outstanding letter of credit issued by Wells Fargo totaled $24.1 million, which backs-up a principal amount of $23.7 million and $0.4 million of interest on the bonds for up to 55 days computed at 12% per annum on the principal amount thereof.

International Marine Terminals Debt

We own a 66 2/3% interest in the International Marine Terminals (IMT) partnership.  The principal assets owned by IMT are dock and wharf facilities financed by the Plaquemines Port, Harbor and Terminal District (Louisiana) $40.0 million Adjustable Rate Annual Tender Port Facilities Revenue Refunding Bonds (International Marine Terminals Project) Series 1984A and 1984B.  As of December 31, 2011, the interest rate on these bonds was 1.28%.

On March 15, 2005, these bonds were refunded and the maturity date was extended from March 15, 2006 to March 15, 2025.  No other changes were made under the bond provisions.  The bonds are backed by two letters of credit issued by Wells Fargo.  On March 19, 2002, an Amended and Restated Letter of Credit Reimbursement Agreement relating to the letters of credit in the amount of $45.5 million was entered into by IMT and KBC Bank.  In connection with that agreement, we agreed to guarantee the obligations of IMT in proportion to our ownership interest.  Our obligation is approximately $30.3 million for principal, plus interest and other fees.

Gulf Opportunity Zone Bonds

 To help fund our business growth in the states of Mississippi and Louisiana, we completed the purchase of a combined $13.2 million in principal amount of tax exempt revenue bonds in two separate transactions in December 2008.  To acquire our investment, two of our subsidiaries issued notes with identical terms under the Gulf Opportunity Zone Act of 2005.  The notes consisted of the following: (i) $8.2 million in principal amount of 5.5% Development Revenue Bonds issued by the Mississippi Business Finance Corporation (MBFC), a public, non-profit corporation that coordinates a variety of resources used to assist business and industry in the state of Mississippi; and (ii) $5.0 million in principal amount of 6.0% Development Revenue Bonds issued by the Louisiana Community Development Authority (LCDA), a political subdivision of the state of Louisiana.

 The Mississippi revenue bonds mature on September 1, 2022, and both principal and interest is due in full at maturity.  We also hold an option to redeem in full (and settle the note payable to MBFC) the principal amount of bonds held by us without penalty after one year.  We redeemed the Louisiana revenue bonds in December 2010 (by settling our $5.0 million note payable to LCDA), and we replaced this investment with a new investment of $100.0 million in principal amount of Development Revenue Bonds that mature on December 1, 2040 and pay interest at a rate equal to one-month LIBOR plus 1.75%.  We paid for this investment by issuing a $100.0 million note payable to LCDA with identical terms, and for this bond issuance, we elected to offset our borrowing against the investment we acquired.

Maturities of Debt

The scheduled maturities of our outstanding debt, excluding the value of interest rate swaps, as of December 31, 2011, are summarized as follows (in millions):

Year	Commitment
2012	$1,637.8
2013	508.2
2014	501.3
2015	299.9
2016	499.9
Thereafter	9,350.2
Total	$12,797.3

 Interest Rate Swaps

Information on our interest rate swaps is contained in Note 13 "Risk Management-Interest Rate Risk Management."

 Subsequent Event

On February 1, 2012, we repaid a principal amount of less than $0.1 million of our 9.00% senior notes due February 1, 2019 pursuant to debtholder one-time elections requiring us to repurchase notes owned by such holders at a purchase price equal to 100% of the principal amount of the notes tendered by the holder plus accrued and unpaid interest to, but excluding, the repurchase date of February 1, 2012.

Employee Benefits	12 Months Ended
Dec. 31, 2011
Employee Benefits [Abstract]
Employee Benefits
9.  Employee Benefits

Pension and Postretirement Benefit Plans

Two of our subsidiaries, Kinder Morgan Canada Inc. and Trans Mountain Pipeline Inc. (as general partner of Trans Mountain Pipeline L.P.) are sponsors of pension plans for eligible Trans Mountain pipeline system employees.  The plans include registered defined benefit pension plans, supplemental unfunded arrangements (which provide pension benefits in excess of statutory limits), and defined contributory plans.  These subsidiaries also provide postretirement benefits other than pensions for retired employees.  Our combined net periodic benefit costs for these Trans Mountain pension and postretirement benefit plans for 2011, 2010 and 2009 were $6.9 million, $3.9 million and $2.9 million, respectively, recognized ratably over each year.  As of December 31, 2011, we estimate our overall net periodic pension and postretirement benefit costs for these plans for the year 2012 will be approximately $11.3 million, although this estimate could change if there is a significant event, such as a plan amendment or a plan curtailment, which would require a remeasurement of liabilities.  Furthermore, we expect to contribute approximately $8.9 million to these benefit plans in 2012.

Additionally, our subsidiary SFPP, L.P. has incurred certain liabilities for postretirement benefits.  SFPP provides medical and life insurance benefits to certain current employees, their covered dependents, and their beneficiaries.  SFPP also provides the same benefits to former salaried employees and will continue to fund these costs for those employees currently in the plan during their retirement years; however, SFPP's postretirement benefit plan is frozen and no additional participants may join the plan.  Benefits under the SFPP postretirement benefit plan are provided by the Burlington Northern Santa Fe railroad and we reimburse BNSF for the costs of the plan.  Our net periodic benefit cost for the SFPP postretirement benefit plan for 2011 was $0.1 million, and for each of the years ended December 31, 2010 and 2009, our net periodic benefit cost was a credit of less than $0.1 million.  The credits in 2010 and 2009 resulted in increases to income, largely due to amortizations of an actuarial gain and a negative prior service cost.  As of December 31, 2011, we estimate our overall net periodic postretirement benefit cost for the SFPP postretirement benefit plan for the year 2012 will be approximately $0.1 million; however, this estimate could change if a future significant event would require a remeasurement of liabilities.  In addition, we expect to contribute approximately $0.3 million to this postretirement benefit plan in 2012.

As of December 31, 2011 and 2010, the recorded value of our pension and postretirement benefit obligations for both the Trans Mountain pension and postretirement benefit plans and the SFPP postretirement benefit plan was a combined $70.0 million and $44.8 million, respectively.  We consider our overall pension and postretirement benefit liability exposure and the fair value of our pension and postretirement plan assets to be minimal in relation to the value of our total consolidated assets and net income.

Multiemployer Plans

As a result of acquiring several terminal operations, primarily our acquisition of Kinder Morgan Bulk Terminals, Inc. effective July 1, 1998, we participate in several multi-employer pension plans for the benefit of employees who are union members.  We do not administer these plans and contribute to them in accordance with the provisions of negotiated labor contracts.  Other benefits include a self-insured health and welfare insurance plan and an employee health plan where employees may contribute for their dependents' health care costs.  Amounts charged to expense for these plans for each of the years ended December 31, 2011, 2010 and 2009 were $12.3 million, $10.3 million and $8.4 million, respectively.  We consider our overall multi-employer pension plan liability exposure to be minimal in relation to the value of our total consolidated assets and net income.

Kinder Morgan Savings Plan

The Kinder Morgan Savings Plan is a defined contribution 401(k) plan.  The plan permits all full-time employees of KMI and KMGP Services Company, Inc. to contribute between 1% and 50% of base compensation, on a pre-tax basis, into participant accounts.  As an additional benefit to all participants, an option also exists to make after-tax "Roth" contributions (Roth 401(k) option) to a separate Savings Plan participant account, and certain employees' contributions are based on collective bargaining agreements.  Currently, our general partner contributes an amount equal to 5% of base compensation per year for most plan participants (described below).  The contributions are made each pay period on behalf of each eligible employee.

Participants may direct the investment of their contributions and all employer contributions, including discretionary contributions, into a variety of investments.  Plan assets are held and distributed pursuant to a trust agreement.  The total amount charged to expense for the Kinder Morgan Savings Plan was $16.5 million during 2011, $13.3 million during 2010, and $12.1 million during 2009.

Employer contributions for employees vest on the second anniversary of the date of hire.  Effective October 1, 2005, for new employees of our Terminals segment, a tiered employer contribution schedule was implemented.  This tiered schedule provides for employer contributions of 1% for service less than one year, 2% for service between one and two years, 3% for services between two and five years, and 4% for service of five years or more.  All employer contributions for Terminals employees hired after October 1, 2005 vest on the third anniversary of the date of hire.

At its July 2010 meeting, Mr. Richard D. Kinder and KMR's compensation committee approved a special contribution of an additional 1% of base pay into the Savings Plan for each eligible employee (increasing our general partner's contributions from an amount of 4% of base compensation per year for most plan participants to 5% of base compensation per year).  Each eligible employee received the additional 1% company contribution based on eligible base pay each pay period beginning with the first pay period of August 2010 and continuing through the last pay period of July 2011.  The additional 1% contribution did not change or otherwise impact the previous 4% contribution that eligible employees received and it vested according to the same vesting schedule described in the preceding paragraph.

At its January 2011 meeting, Mr. Richard D. Kinder and KMR's compensation committee decided to make this special contribution of an additional 1% of base pay a permanent contribution into the Savings Plan for each eligible employee.  Accordingly, beginning with the first pay period of August 2011, our general partner now contributes an amount equal to 5% of base compensation per year on behalf of each eligible employee.  This change was made to assist employees in providing financial security for retirement without the risk of the 1% variable factor.  For employees of our Terminals business segment, the tiered employer contributions described above also increased by 1% beginning with the first pay period of August 2011.

Cash Balance Retirement Plan

Employees of KMGP Services Company, Inc. and KMI are also eligible to participate in a Cash Balance Retirement Plan.  Certain employees continue to accrue benefits through a career-pay formula ("grandfathered" according to age and years of service on December 31, 2000), or collective bargaining arrangements.  All other employees accrue benefits through a personal retirement account in the Cash Balance Retirement Plan.  Under the plan, KMI credits each participating employee's personal retirement account an amount equal to 3% of eligible compensation every pay period.  Currently, interest is credited to the personal retirement accounts at a rate equal to the five-year U.S. Treasury note rate plus 0.25% (described below).  Employees become fully vested in the plan after three years, and they may take a lump sum distribution upon termination of employment or retirement.

In February 2009, KMI amended the plan in order to reduce its rate of future benefit accruals effective April 12, 2009.  Beginning on that date, and continuing through the last pay period of December 2009, KMI ceased making contribution credits to the accounts of all participating employees of KMGP Services, Inc. and KMI under the cash balance portion of the plan, except to the extent the terms of an applicable collective bargaining agreement required contribution credits be made.  However, KMI continued to credit interest to employees' personal retirement accounts, and effective January 1, 2010, all contribution credits on behalf of participating employees resumed.

Effective January 1, 2011, KMI amended the plan and began crediting each participating employee's personal retirement account for interest at a rate equal to the five-year U.S. Treasury note rate plus 0.25%.  Prior to this amendment, interest was credited to the personal retirement accounts at the 30-year U.S. Treasury bond rate, or an approved substitute, in effect each year.  This interest rate credit change allows KMI to invest the plan's assets in a manner that preserves capital and controls volatility.  Furthermore, the new interest rate complies with the safe harbor regulations as defined by the U.S. Department of Labor and is expected to reduce the plan's long-term cost.  KMI continues to credit 3% of employees' eligible compensation to their personal retirement accounts.

Partners' Capital	12 Months Ended
Dec. 31, 2011
Partners' Capital [Abstract]
Partners' Capital
10.  Partners' Capital

Limited Partner Units

As of December 31, 2011 and 2010, our partners' capital included the following limited partner units:

	December 31,
	2011	2010
Common units	232,677,222	218,880,103
Class B units	5,313,400	5,313,400
i-units	98,509,389	91,907,987
Total limited partner units	336,500,011	316,101,490

The total limited partner units represent our limited partners' interest and an effective 98% interest in us, exclusive of our general partner's incentive distribution rights.  Our general partner has an effective 2% interest in us, excluding its right to receive incentive distributions.

As of December 31, 2011, our total common units consisted of 216,306,794 units held by third parties, 14,646,428 units held by KMI and its consolidated affiliates (excluding our general partner), and 1,724,000 units held by our general partner.  As of December 31, 2010, our total common units consisted of 202,509,675 units held by third parties, 14,646,428 units held by KMI and its consolidated affiliates (excluding our general partner), and 1,724,000 units held by our general partner.

As of both December 31, 2011 and December 31, 2010, all of our 5,313,400 Class B units were held by a wholly-owned subsidiary of KMI.  The Class B units are similar to our common units except that they are not eligible for trading on the New York Stock Exchange.

As of both December 31, 2011 and 2010, all of our i-units were held by KMR.  Our i-units are a separate class of limited partner interests in us and are not publicly traded.  In accordance with its limited liability company agreement, KMR's activities are restricted to being a limited partner in us, and to controlling and managing our business and affairs and the business and affairs of our operating limited partnerships and their subsidiaries.  Through the combined effect of the provisions in our partnership agreement and the provisions of KMR's limited liability company agreement, the number of outstanding KMR shares and the number of our i-units will at all times be equal.

Under the terms of our partnership agreement, we agreed that we will not, except in liquidation, make a distribution on an i-unit other than in additional i-units or a security that has in all material respects the same rights and privileges as our i-units.  The number of i-units we distribute to KMR is based upon the amount of cash we distribute to the owners of our common units.  When cash is paid to the holders of our common units, we will issue additional i-units to KMR.  The fraction of an i-unit paid per i-unit owned by KMR will have a value based on the cash payment on the common units.  If additional units are distributed to the holders of our common units, we will issue an equivalent amount of i-units to KMR based on the number of i-units it owns.

Based on the preceding, during the year ended December 31, 2011, KMR received distributions of 6,601,402 i-units.  These additional i-units distributed were based on the $4.58 per unit distributed to our common unitholders during 2011.  During the year ended December 31, 2010, KMR received distributions of 6,369,724 i-units.  These additional i-units distributed were based on the $4.32 per unit distributed to our common unitholders during 2010.  During the year ended December 31, 2009, KMR received distributions of 7,540,357 i-units.  These additional i-units distributed were based on the $4.20 per unit distributed to our common unitholders during 2009.

Equity Issuances

2011 Issuances

On February 25, 2011, we entered into a second amended and restated equity distribution agreement with UBS Securities LLC (UBS) to provide for the offer and sale of common units having an aggregate offering price of up to $1.2 billion (up from an aggregate offering price of up to $600 million under our first amended and restated agreement) from time to time through UBS, as our sales agent.  Sales of the units will be made by means of ordinary brokers' transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed between us and UBS.  Under the terms of this agreement, we also may sell common units to UBS as principal for its own account at a price agreed upon at the time of the sale.  Any sale of common units to UBS as principal would be pursuant to the terms of a separate agreement between us and UBS.

This equity distribution agreement provides us the right, but not the obligation, to sell common units in the future, at prices we deem appropriate.  We retain at all times complete control over the amount and the timing of each sale, and we will designate the maximum number of common units to be sold through UBS, on a daily basis or otherwise as we and UBS agree.  UBS will then use its reasonable efforts to sell, as our sales agent and on our behalf, all of the designated common units.  We may instruct UBS not to sell common units if the sales cannot be effected at or above the price designated by us in any such instruction.  Either we or UBS may suspend the offering of common units pursuant to the agreement by notifying the other party.

In 2011, we issued 5,764,708 of our common units pursuant to our equity distribution agreement.  After commissions of $3.2 million, we received net proceeds from the issuance of these common units of $421.4 million.  We used the proceeds to reduce the borrowings under our commercial paper program.

We also completed the following equity issuances in 2011:

-
On June 10, 2011, we issued 324,961 common units as part of our purchase price for the petroleum coke terminal assets we acquired from TGS Development, L.P.  We valued the common units at $23.7 million, determining the units' value based on the $73.01 closing market price of the common units on the New York Stock Exchange on the June 10, 2011 acquisition date (for more information on this acquisition, see Note 3 "Acquisitions and Divestitures-Acquisitions-(15) TGS Development, L.P. Terminal Acquisition;" and

-
On June 17, 2011, we issued, in a public offering, 6,700,000 of our common units at a price of $71.44 per unit, less commissions and underwriting expenses.  At the time of the offering, we granted the underwriters a 30-day option to purchase up to an additional 1,005,000 common units from us on the same terms and conditions, and upon the underwriters' exercise of this option in full, we issued the additional 1,005,000 common units on June 27, 2011.  We received net proceeds, after deducting the underwriter discount, of $533.9 million from the issuance of these 7,705,000 common units, and we used the proceeds to reduce the borrowings under our commercial paper program.

2010 Issuances

In 2010, we issued 3,902,225 of our common units pursuant to our equity distribution agreement with UBS.  After commissions of $2.0 million, we received net proceeds from the issuance of these common units of $266.3 million.  We used the proceeds to reduce the borrowings under our commercial paper program and our bank credit facility.

We also completed the following equity issuances in 2010:

-
On January 15, 2010, we issued 1,287,287 common units as a portion of our purchase price for additional ethanol handling terminal assets we acquired from US Development Group LLC.  We valued the common units at $81.7 million, determining the units' value based on the $63.45 closing market price of the common units on the New York Stock Exchange on the January 15, 2010 acquisition date (for more information on this acquisition, see Note 3 "Acquisitions and Divestitures-Acquisitions-(5) USD Terminal Acquisition;"

-
On May 7, 2010, we issued, in a public offering, 6,500,000 of our common units at a price of $66.25 per unit, less commissions and underwriting expenses.  After deducting the underwriter discount, we received net proceeds of $417.4 million for the issuance of these common units, and we used the proceeds to reduce the borrowings under our commercial paper program and our bank credit facility; and

-
On July 2, 2010, we completed an offering of 1,167,315 of our common units at a price of $64.25 per unit in a privately negotiated transaction.  We received net proceeds of $75.0 million for the issuance of these common units, and we used the proceeds to reduce the borrowings under our commercial paper program and our bank credit facility.

Income Allocation and Declared Distributions

For the purposes of maintaining partner capital accounts, our partnership agreement specifies that items of income and loss shall be allocated among the partners, other than owners of i-units, in accordance with their percentage interests.  Normal allocations according to percentage interests are made, however, only after giving effect to any priority income allocations in an amount equal to the incentive distributions that are allocated 100% to our general partner.  Incentive distributions are generally defined as all cash distributions paid to our general partner that are in excess of 2% of the aggregate value of cash and i-units being distributed, and we determine the allocation of incentive distributions to our general partner by the amount quarterly distributions to unitholders exceed certain specified target levels, according to the provisions of our partnership agreement.

For each of the years ended December 31, 2011, 2010 and 2009, we declared distributions of $4.61, $4.40 and $4.20 per unit, respectively.  Cash distributions paid to all partners, consisting of our common and Class B unitholders, our general partner and noncontrolling interests, totaled $2,243.6 million in 2011, $1,826.6 million in 2010 and $1,771.9 million in 2009.  In addition, we made distributions of additional i-units in each of these years to KMR as discussed under "-Limited Partner Units" above.  Distributions for the fourth quarter of each year are declared and paid during the first quarter of the following year.  The year-to-year increases in distributions paid reflect the increase in amounts distributed per unit as well as the issuance of additional units; however, the overall increases in distributions paid in 2011 versus 2010, and in 2010 versus 2009, were partially offset by decreases in the incentive distribution we paid to our general partner in both 2011 and 2010, as discussed following.

Our general partner's incentive distribution that we declared for each of the years 2011, 2010 and 2009 was $1,174.1 million, $880.5 million and $932.3 million, respectively, while the incentive distribution we paid to our general partner in 2011, 2010 and 2009 was $1,146.4 million, $848.2 million and $906.5 million, respectively.  The general partner's incentive distribution we paid in 2011 was reduced by a waived incentive amount equal to $28.4 million related to common units issued to finance a portion of our May 2010 KinderHawk Field Services LLC acquisition.  Beginning with our distribution payments for the quarterly period ended June 30, 2010, our general partner has agreed not to take incentive distributions related to this acquisition of our initial 50% interest in KinderHawk through year-end 2011.  For more information about this acquisition, see Note 3 "Acquisitions and Divestitures-Acquisitions-(8) KinderHawk Field Services LLC."

The general partner's incentive distribution we paid in 2010 was affected by (i) a reduced incentive amount of $168.3 million due to a portion of our available cash distribution for the second quarter of 2010 being a distribution of cash from interim capital transactions, rather than a distribution of cash from operations (including the general partner's 2% general partner interest, its total cash distributions were reduced by $170.0 million); and (ii) the waived incentive amount equal to $11.1 million related to our May 2010 KinderHawk acquisition.  Our distribution of cash for the second quarter of 2010 (which we paid in the third quarter of 2010) from interim capital transactions totaled $177.1 million (approximately $0.56 per limited partner unit), and pursuant to the provisions of our partnership agreement, our general partner receives no incentive distribution on distributions of cash from interim capital transactions.  Accordingly, this distribution from interim capital transactions helped preserve our cumulative excess cash coverage.  Cumulative excess cash coverage is cash from operations generated since our inception in excess of cash distributions paid.

In addition, there was no practical impact to our limited partners from this distribution of cash from interim capital transactions because (i) the cash distribution to our limited partners for the quarter did not change; (ii) fewer dollars in the aggregate were distributed (because there was no incentive distribution paid to our general partner related to the portion of the quarterly distribution that was a distribution of cash from interim capital transactions); and (iii) our general partner, in this instance, agreed to waive any resetting of the incentive distribution target levels, as would otherwise occur according to our partnership agreement.

For further information about our partnership distributions, see Note 11 "Related Party Transactions-Partnership Interests and Distributions."

Subsequent Events

In early January 2012, we issued 160,510 of our common units for the settlement of sales made on or before December 31, 2011 pursuant to our equity distribution agreement with UBS.  After commissions of $0.1 million, we received net proceeds of $13.4 million for the issuance of these common units, and we used the proceeds to reduce the borrowings under our commercial paper program.

On January 18, 2012, we declared a cash distribution of $1.16 per unit for the quarterly period ended December 31, 2011.  This distribution was paid on February 14, 2012, to unitholders of record as of January 31, 2012.  Since this distribution was declared after the end of the quarter, no amount is shown in our December 31, 2011 balance sheet as a distribution payable.

Our common unitholders and our Class B unitholder received cash.  KMR, our sole i-unitholder, received a distribution in the form of additional i-units based on the $1.16 distribution per common unit.  The number of i-units distributed was 1,464,145.  For each outstanding i-unit that KMR held, a fraction of an i-unit (0.014863) was issued.  The fraction was determined by dividing:

-	$1.16, the cash amount distributed per common unit

by

-
$78.046, the average of KMR's limited liability shares' closing market prices from January 12-26, 2012, the ten consecutive trading days preceding the date on which the shares began to trade ex-dividend under the rules of the New York Stock Exchange.

This February 14, 2012 distribution included an incentive distribution to our general partner in the amount of $302.3 million.  This incentive distribution was affected by a waived incentive distribution amount equal to $7.2 million related to common units issued to finance a portion of our May 2010 KinderHawk acquisition.  Furthermore, to support our acquisition of the remaining 50% interest in KinderHawk effective July 1, 2011, our general partner has agreed to waive incentive distribution amounts equal to $25.5 million for 2012 and $3.5 million for 2013.  For more information about this acquisition, see Note 3 "Acquisitions and Divestitures-Acquisitions-(16) KinderHawk Field Services LLC and EagleHawk Field Services LLC."

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
11.  Related Party Transactions

General and Administrative Expenses

KMGP Services Company, Inc., a subsidiary of our general partner, provides employees and Kinder Morgan Services LLC, a wholly owned subsidiary of KMR, provides centralized payroll and employee benefits services to (i) us; (ii) our operating partnerships and subsidiaries; (iii) our general partner; and (iv) KMR (collectively referred to in this note as the Group).  Employees of KMGP Services Company, Inc. are assigned to work for one or more members of the Group.  The direct costs of all compensation, benefits expenses, employer taxes and other employer expenses for these employees are allocated and charged by Kinder Morgan Services LLC to the appropriate members of the Group, and the members of the Group reimburse Kinder Morgan Services LLC for their allocated shares of these direct costs.  There is no profit or margin charged by Kinder Morgan Services LLC to the members of the Group.  The administrative support necessary to implement these payroll and benefits services is provided by the human resource department of KMI, and the related administrative costs are allocated to members of the Group in accordance with existing expense allocation procedures.

The effect of these arrangements is that each member of the Group bears the direct compensation and employee benefits costs of its assigned or partially assigned employees, as the case may be, while also bearing its allocable share of administrative costs.  Pursuant to our limited partnership agreement, we provide reimbursement for our share of these administrative costs and such reimbursements will be accounted for as described above.  Additionally, we reimburse KMR with respect to costs incurred or allocated to KMR in accordance with our limited partnership agreement, the delegation of control agreement among our general partner, KMR, us and others, and KMR's limited liability company agreement.

The named executive officers of our general partner and KMR and other employees that provide management or services to both KMI and the Group are employed by KMI.  Additionally, other KMI employees assist in the operation of certain of our assets (discussed below in "-Operations").  These employees' expenses are allocated without a profit component between KMI on the one hand, and the appropriate members of the Group, on the other hand.

Non-Cash Compensation Expenses

For accounting purposes, KMI was required to allocate to us a portion of its 2007 going-private transaction-related amounts, and it is required to recognize compensation expense in connection with their Class A-1 and Class B units over the expected life of such units and allocate to us a portion of these going-private transaction-related amounts.  These units were issued prior to the conversion of Kinder Morgan Holdco LLC to KMI.  As a subsidiary of KMI, we are required to recognize the allocated amounts as expense on our income statements; however, we have no obligation and we do not expect to pay any amounts related to these going-private transaction-related expenses.  Accordingly, we recognize the unpaid amounts as contributions to "Total Partners' Capital" on our balance sheet.  For each of the years 2011, 2010 and 2009, we recognized non-cash compensation expense of $2.8 million, $4.6 million and $5.7 million, respectively, due to certain going-private transaction expenses allocated to us from KMI in connection with KMI's May 2007 going-private transaction.  We do not expect KMI to allocate any further going-private transaction-related expenses to us.

Additionally, in the first quarter of 2011, KMI allocated to us certain non-cash compensation expenses totaling $87.1 million associated with a one-time special cash bonus payment that was paid to non-senior management employees in May 2011.  However, we do not have any obligation, nor did we pay any amounts related to these compensation expenses, and since we were not responsible for paying these expenses, we recognized the amounts allocated to us as both an expense on our income statement and a contribution to "Total Partners' Capital" on our balance sheet.

Partnership Interests and Distributions

General

Our partnership agreement requires that we distribute 100% of "Available Cash," as defined in our partnership agreement, to our partners within 45 days following the end of each calendar quarter.  Available Cash consists generally of all of our cash receipts, including cash received by our operating partnerships and net reductions in reserves, less cash disbursements and net additions to reserves and amounts payable to the former general partner of SFPP, L.P. in respect of its remaining 0.5% interest in SFPP.

Our general partner is granted discretion by our partnership agreement, which discretion has been delegated to KMR, subject to the approval of our general partner in certain cases, to establish, maintain and adjust reserves for the proper conduct of our business, which might include reserves for matters such as future operating expenses, debt service, sustaining capital expenditures and rate refunds, and for distributions for the next four quarters.  These reserves are not restricted by magnitude, but only by type of future cash requirements with which they can be associated.  When KMR determines our quarterly distributions, it considers current and expected reserve needs along with current and expected cash flows to identify the appropriate sustainable distribution level.

Our general partner and owners of our common units and Class B units receive distributions in cash, while KMR, the sole owner of our i-units, receives distributions in additional i-units.  We do not distribute cash to i-unit owners (KMR) but instead retain the cash for use in our business.  However, the cash equivalent of distributions of i-units is treated as if it had actually been distributed for purposes of determining the distributions to our general partner.  Each time we make a distribution, the number of i-units owned by KMR and the percentage of our total units owned by KMR increase automatically under the provisions of our partnership agreement.

Pursuant to our partnership agreement, distributions to unitholders are characterized either as distributions of cash from operations or as distributions of cash from interim capital transactions.  This distinction affects the distributions to owners of common units, Class B units and i-units relative to the distributions to our general partner.

Cash from Operations.  Cash from operations generally refers to our cash balance on the date we commenced operations, plus all cash generated by the operation of our business, after deducting related cash expenditures, net additions to or reductions in reserves, debt service and various other items.

Cash from Interim Capital Transactions.  Cash from interim capital transactions will generally result only from distributions that are funded from borrowings, sales of debt and equity securities and sales or other dispositions of assets for cash, other than inventory, accounts receivable and other current assets and assets disposed of in the ordinary course of business.

Rule for Characterizing Distributions.  Generally, all available cash distributed by us from any source will be treated as distributions of cash from operations until the sum of all available cash distributed equals the cumulative amount of cash from operations actually generated from the date we commenced operations through the end of the calendar quarter prior to that distribution.  Any distribution of available cash which, when added to the sum of all prior distributions, is in excess of the cumulative amount of cash from operations, will be considered a distribution of cash from interim capital transactions until the initial common unit price is fully recovered as described below under "-Allocation of Distributions from Interim Capital Transactions."  For purposes of calculating the sum of all distributions of available cash, the total equivalent cash amount of all distributions of i-units to KMR, as the holder of all i-units, will be treated as distributions of available cash, even though the distributions to KMR are made in additional i-units rather than cash and we retain this cash and use it in our business.  To date, all of our available cash distributions, other than a $177.1 million distribution of cash from interim capital transactions for the second quarter of 2010 (paid in the third quarter of 2010), have been treated as distributions of cash from operations.

Allocation of Distributions from Operations.  Cash from operations for each quarter will be distributed effectively as follows:

-
first, 98% to the owners of all classes of units pro rata and 2% to our general partner until the owners of all classes of units have received a total of $0.15125 per unit in cash or equivalent i-units for such quarter;

-
second, 85% of any available cash then remaining to the owners of all classes of units pro rata and 15% to our general partner until the owners of all classes of units have received a total of $0.17875 per unit in cash or equivalent i-units for such quarter;

-
third, 75% of any available cash then remaining to the owners of all classes of units pro rata and 25% to our general partner until the owners of all classes of units have received a total of $0.23375 per unit in cash or equivalent i-units for such quarter; and

-
fourth, 50% of any available cash then remaining to the owners of all classes of units pro rata, to owners of common units and Class B units in cash and to owners of i-units in the equivalent number of i-units, and 50% to our general partner.

Allocation of Distributions from Interim Capital Transactions.  Any distribution by us of available cash that would constitute cash from interim capital transactions would be distributed effectively as follows:

-	98% to all owners of common units and Class B units pro rata in cash and to the holders of i-units in equivalent i-units; and

-
2% to our general partner, until we have distributed cash from this source in respect of a common unit outstanding since our original public offering in an aggregate amount per unit equal to the initial common unit price of $5.75, as adjusted for splits.

As cash from interim capital transactions is distributed, it would be treated as if it were a repayment of the initial public offering price of the common units.  To reflect that repayment, the first three distribution target levels of cash from operations (described above) would be adjusted downward proportionately by multiplying each distribution target level amount by a fraction, the numerator of which is the unrecovered initial common unit price immediately after giving effect to that distribution and the denominator of which is the unrecovered initial common unit price immediately prior to giving effect to that distribution.  When the initial common unit price is fully recovered, then each of the first three distribution target levels will have been reduced to zero, and thereafter, all distributions of available cash from all sources will be treated as if they were cash from operations and available cash will be distributed 50% to all classes of units pro rata (with the distribution to i-units being made instead in the form of i-units), and 50% to our general partner.  With respect to the portion of our distribution of available cash for the second quarter of 2010 that was from interim capital transactions, our general partner waived this resetting of the distribution target levels.

Kinder Morgan G.P., Inc.

Kinder Morgan G.P., Inc. serves as our sole general partner.  Pursuant to our partnership agreement, our general partner's interests represent a 1% ownership interest in us, and a direct 1.0101% ownership interest in each of our five operating partnerships.  Collectively, our general partner owns an effective 2% interest in our operating partnerships, excluding incentive distributions rights as follows:

-	its 1.0101% direct general partner ownership interest (accounted for as a noncontrolling interest in our consolidated financial statements); and

-	its 0.9899% ownership interest indirectly owned via its 1% ownership interest in us.

As of December 31, 2011, our general partner owned 1,724,000 common units, representing approximately 0.51% of our outstanding limited partner units.  For information on distributions paid to our general partner, see Note 10 "Partners' Capital-Income Allocation and Declared Distributions."

Kinder Morgan, Inc.

KMI remains the sole indirect common stockholder of our general partner.  Also, as of December 31, 2011, KMI directly owned 10,852,788 common units, indirectly owned 5,313,400 Class B units and 5,517,640 common units through its consolidated affiliates (including our general partner), and owned 14,055,426 KMR shares, representing an indirect ownership interest of 14,055,426 i-units.  Together, these units represented approximately 10.6% of our outstanding limited partner units.

Including both its general and limited partner interests in us, at the 2011 distribution level, KMI received approximately 50% of all quarterly distributions of available cash from us, with approximately 44% attributable to its general partner interest and the remaining 6% attributable to its limited partner interest.  These percentages were impacted slightly due to the general partner's waiver of certain incentive distribution amounts, as described in Note 10 "Partners' Capital-Income Allocation and Declared Distributions."

Kinder Morgan Management, LLC

As of December 31, 2011, KMR, our general partner's delegate, remained the sole owner of our 98,509,389 i-units.

Asset Acquisitions and Sales

Mr. C. Berdon Lawrence, a non-management director on the boards of our general partner and KMR until July 20, 2011, is also Chairman Emeritus of the Board of Kirby Corporation.  On February 9, 2011, we sold a marine vessel to Kirby Corporation's subsidiary Kirby Inland Marine, L.P., and additionally, we and Kirby Inland Marine L.P. formed a joint venture named Greens Bayou Fleeting, LLC.  For more information about these transactions, see Note 3 "Acquisitions and Divestitures-Divestitures-Megafleet Towing Co., Inc. Assets."

From time to time in the ordinary course of business, we buy and sell pipeline and related services from KMI and its subsidiaries.  Such transactions are conducted in accordance with all applicable laws and regulations and on an arms' length basis consistent with our policies governing such transactions.  In conjunction with our acquisition of (i) certain Natural Gas Pipelines assets and partnership interests from KMI in December 1999 and December 2000; and (ii) all of the ownership interest in TransColorado Gas Transmission Company LLC from two wholly-owned subsidiaries of KMI on November 1, 2004, KMI agreed to indemnify us and our general partner with respect to approximately $733.5 million of our debt.  KMI would be obligated to perform under this indemnity only if we are unable, and/or our assets were insufficient to satisfy our obligations.

Operations

Natural Gas Pipelines and Products Pipelines Business Segments

KMI (or its subsidiaries) operates and maintain for us the assets comprising our Natural Gas Pipelines business segment, as well as our Products Pipelines business segment's 50%-owned Cypress Pipeline (we sold a 50% ownership interest in the Cypress Pipeline on October 1, 2010, described in Note 3 "Acquisitions and Divestitures-Divestitures-Cypress Interstate Pipeline LLC").  Pursuant to the applicable underlying agreements, we pay (reimburse) KMI for the actual corporate general and administrative expenses incurred in connection with the operation of these assets.  The combined amounts paid to KMI for corporate general and administrative costs incurred were $70.6 million for 2011, $55.6 million for 2010 and $46.5 million for 2009.  We believe the amounts paid to KMI for the services it provided each year fairly reflect the value of the services performed; however, due to the nature of the allocations, these reimbursements may not exactly match the actual time and overhead spent.  We also reimburse KMI for operating and maintenance costs and capital expenditures incurred with respect to our assets.

Our subsidiary Kinder Morgan NatGas Operator LLC operates the Rockies Express and the Midcontinent Express natural gas pipeline systems pursuant to two separate operating agreements.  Under the Rockies Express agreement, it is reimbursed for its costs and receives a management fee of 1%, based on Rockies Express' operating income, less all depreciation and amortization expenses.  In 2011, 2010 and 2009, it received management fees of $5.6 million, $5.4 million and $4.0 million, respectively (as discussed in Note 1, our 50% equity investment in Rockies Express is included in our FTC Natural Gas Pipelines disposal group).  Kinder Morgan NatGas Operator LLC operates the Midcontinent Express pipeline system according to the provisions of an operating agreement entered into in March 2007.  It is reimbursed for its operating costs; however, it receives no special management fees according to this agreement.

In addition, we purchase natural gas transportation and storage services from Natural Gas Pipeline Company of America LLC and certain affiliates, collectively referred to as NGPL.  KMI owns a 20% ownership interest in NGPL and accounts for its investment under the equity method of accounting.  Pursuant to the provisions of a 15-year operating agreement that was entered into in 2008, KMI continues to operate NGPL's assets.  For each of the years 2011, 2010 and 2009, expenses related to NGPL totaled $8.2 million, $7.8 million and $8.8 million, respectively, and we included these expense amounts within the caption "Gas purchases and other costs of sales" in our accompanying consolidated statements of income.

CO2 Business Segment

During 2010 and 2009, Kinder Morgan Power Company, a subsidiary of KMI, operated and maintained for us the power plant we constructed at the SACROC oil field unit, located in the Permian Basin area of West Texas.  The power plant provides nearly half of SACROC's current electricity needs.  Pursuant to the contract, Kinder Morgan Power Company incurred the costs and expenses related to operating and maintaining the power plant for the production of electrical energy at the SACROC field.  Such costs included supervisory personnel and qualified operating and maintenance personnel in sufficient numbers to accomplish the services provided in accordance with good engineering, operating and maintenance practices.  Our subsidiary Kinder Morgan Production Company fully reimbursed Kinder Morgan Power Company's expenses, including all agreed-upon labor costs.

In addition, Kinder Morgan Production Company was responsible for processing and directly paying invoices for fuels utilized by the plant.  Other materials, including but not limited to lubrication oil, hydraulic oils, chemicals, ammonia and any catalyst were purchased by Kinder Morgan Power Company and invoiced monthly as provided by the contract, if not paid directly by Kinder Morgan Production Company.  The amounts paid to Kinder Morgan Power Company in 2010 and 2009 for operating and maintaining the power plant were $7.6 million and $5.4 million, respectively.  Furthermore, we believe the amounts paid to Kinder Morgan Power Company for the services they provided each year fairly reflected the value of the services performed.  Our operating contract with Kinder Morgan Power Company expired on December 31, 2010, and effective January 1, 2011, Kinder Morgan Production Company began operating the power plant.

Terminals Business Segment

For services in the ordinary course of Kirby Corporation's and our Terminals segment's businesses, Kirby Corporation received payments from our subsidiaries totaling $38,729, $39,828 and $18,878 in 2011, 2010 and 2009, respectively, and Kirby made payments, in 2011, to our subsidiaries totaling $44,615.

Risk Management

Certain of our business activities expose us to risks associated with changes in the market price of natural gas, natural gas liquids and crude oil.  We also have exposure to interest rate risk as a result of the issuance of our fixed rate debt obligations.  Pursuant to our management's approved risk management policy, we use derivative contracts to hedge or reduce our exposure to these risks and protect our profit margins.

Our commodity-related risk management activities are monitored by our risk management committee, which is a separately designated standing committee whose job responsibilities involve operations exposed to commodity market risk and other external risks in the ordinary course of business.  Our risk management committee is charged with the review and enforcement of our management's risk management policy.  The committee is comprised of 18 executive-level employees of KMI or KMGP Services Company, Inc. whose job responsibilities involve operations exposed to commodity market risk and other external risks in the ordinary course of our businesses.  The committee is chaired by our President and is charged with the following three responsibilities: (i) establish and review risk limits consistent with our risk tolerance philosophy; (ii) recommend to the audit committee of our general partner's delegate any changes, modifications, or amendments to our risk management policy; and (iii) address and resolve any other high-level risk management issues.

For more information on our risk management activities see Note 13.

KM Insurance, Ltd.

KM Insurance, Ltd. is a Class 2 Bermuda insurance company and wholly-owned subsidiary of KMI.  The sole business of KM Insurance is to issue policies for KMI and us to secure the deductible portion of our workers compensation, automobile liability, and general liability policies placed in the commercial insurance market.  We accrue for the cost of insurance and include these costs within our related party general and administrative expenses.  For each of the years 2011, 2010 and 2009, these expenses totaled $8.8 million, $8.6 million and $8.4 million, respectively.

Derivative Counterparties

As a result of KMI's going-private transaction in May 2007, a number of individuals and entities became significant investors in KMI, and by virtue of the size of its ownership interest in KMI, one of those investors-Goldman Sachs Capital Partners and certain of its affiliates-remains a "related party" (as defined by U.S. generally accepted accounting principles) to us as of December 31, 2011.  Goldman Sachs has also acted in the past, and may act in the future, as an underwriter for equity and/or debt issuances for us, and Goldman Sachs effectively owned 49% of the terminal assets we acquired from US Development Group LLC in January 2010.

In addition, we conduct energy commodity risk management activities in the ordinary course of implementing our risk management strategies in which the counterparty to certain of our derivative transactions is an affiliate of Goldman Sachs, and in conjunction with these activities, we are a party (through one of our subsidiaries engaged in the production of crude oil) to a hedging facility with J. Aron & Company/Goldman Sachs.  The hedging facility requires us to provide certain periodic information, but does not require the posting of margin.  As a result of changes in the market value of our derivative positions, we have created both amounts receivable from and payable to Goldman Sachs affiliates.

The following table summarizes the fair values of our energy commodity derivative contracts that are (i) associated with commodity price risk management activities with J. Aron & Company/Goldman Sachs; and (ii) included within "Fair value of derivative contracts" on our accompanying consolidated balance sheets as of December 31, 2011 and 2010 (in millions):

	December 31, 2011	December 31, 2010
Derivatives - asset/(liability)
Current assets	$8.6	$-
Noncurrent assets	$18.2	$12.7
Current liabilities	$(64.3)	$(221.4)
Noncurrent liabilities	$(9.6)	$(57.5)

Notes Receivable

Plantation Pipe Line Company

We own a 51.17% equity interest in Plantation Pipe Line Company.  An affiliate of ExxonMobil owns the remaining 48.83% interest.  In July 2004, Plantation repaid a $10 million note outstanding and $175 million in outstanding commercial paper borrowings with funds of $190 million borrowed from its owners.  We loaned Plantation $97.2 million, which corresponds to our 51.17% ownership interest, in exchange for a seven year note receivable bearing interest at the rate of 4.72% per annum.

On July 20, 2011, we, ExxonMobil, and Plantation Pipe Line Company amended the term loan agreement covering this note receivable  to (i) reduce the aggregate loan amount to $100.0 million following payments of $57.9 million made by Plantation to ExxonMobil and us on July 20, 2011; (ii) extend the maturity of the note from July 20, 2011 to July 20, 2016; (iii) allow for pre-payment of all or any portion of the principal amount of the loan without a premium penalty; and (iv) reduce the interest rate on the note from 4.72% per annum to 4.25% per annum.  Following the July 20, 2011 payments to both us and ExxonMobil, the note provides for semiannual payments of principal and interest on December 31 and June 30 each year beginning on December 31, 2011, with a final principal payment of $87.8 million due on July 20, 2016.

During each of the years ended December 31, 2011 and 2010, we received combined principal repayments of $31.4 million and $2.7 million, respectively, and as of December 31, 2011, our 51.17% portion of the outstanding principal amount of the note was $50.7 million.  We included $1.2 million of this note receivable balance within "Accounts, notes and interest receivable, net," on our accompanying consolidated balance sheet, and the remaining outstanding balance within "Notes Receivable."  As of December 31, 2010, the outstanding note receivable balance was $82.1 million, and we included this amount within "Accounts, notes and interest receivable, net," on our accompanying consolidated balance sheet.

Express US Holdings LP

In conjunction with the acquisition of our 33 1/3% equity ownership interest in the Express pipeline system from KMI on August 28, 2008, we acquired a long-term investment in a C$113.6 million debt security issued by Express US Holdings LP (the obligor), the partnership that maintains ownership of the U.S. portion of the Express pipeline system.  The debenture is (i) denominated in Canadian dollars; (ii) due in full on January 9, 2023; (iii) bears interest at the rate of 12.0% per annum; and (iv) provides for quarterly payments of interest in Canadian dollars on March 31, June 30, September 30 and December 31 each year.  As of December 31, 2011 and December 31, 2010, the outstanding note receivable balance, representing the translated amount included in our consolidated financial statements in U.S. dollars, was $111.7 million and $114.2 million, respectively, and we included these amounts within "Notes receivable" on our accompanying consolidated balance sheets.

River Consulting, LLC

In conjunction with the sale of our 51% equity ownership interest in River Consulting, LLC and Devco USA, L.L.C. (discussed in Note 3 "Acquisitions and Divestitures-Divestitures-River Consulting, LLC and Devco USA, L.L.C."), we extended separate lines of credit to River Consulting and Devco, allowing them to borrow from us an aggregate amount of $3.0 million for working capital purposes.  The lines of credit expire on December 31, 2012, and provide for maximum advances of $2.7 million to River Consulting and $0.3 million to Devco.  Advances by us pursuant to these lines of credit are evidenced by notes that bear interest at the rate of 9.5% per annum.  The notes provide for monthly payments of interest and allow for prepayment of principal borrowings.  As of December 31, 2011, River Consulting had borrowed $0.1 million under its line of credit agreement with us, and we included this receivable amount within "Accounts, notes and interest receivable, net," on our accompanying consolidated balance sheet.

Other Receivables and Payables

As of December 31, 2011 and December 31, 2010, our related party receivables (other than notes receivable discussed above in "-Notes Receivable") totaled $25.5 million and $15.4 million, respectively.  The December 31, 2011 receivables amount consisted of (i) $14.6 million included within "Accounts, notes and interest receivable, net" on our accompanying consolidated balance sheet; and (ii) $10.9 million of natural gas imbalance receivables included within "Other current assets."  The $14.6 million receivable amount primarily consisted of amounts due from the Express pipeline system, NGPL, and KMI.  The $10.9 million natural gas imbalance receivable consisted of amounts due from both NGPL and the Rockies Express pipeline system.

The December 31, 2010 receivables amount consisted of (i) $8.2 million included within "Accounts, notes and interest receivable, net" on our accompanying consolidated balance sheet; and (ii) $7.2 million of natural gas imbalance receivables included within "Other current assets."  The $8.2 million amount primarily related to accounts and interest receivables due from (i) the Express pipeline system; (ii) NGPL; and (iii) Plantation Pipe Line Company.  Our related party natural gas imbalance receivables consisted of amounts due from NGPL.

As of December 31, 2011 and December 31, 2010, our related party payables totaled $1.1 million and $8.8 million, respectively.  The December 31, 2011 related party payables primarily consisted of $0.9 million amount included within "Accounts payable" and due to the noncontrolling partner of Globalplex Partners, a Louisiana joint venture owned 50% and controlled by us.  The December 31, 2010 amount consisted of (i) $5.1 million included within "Accounts payable" and primarily related to amounts due to KMI; and (ii) $3.7 million of natural gas imbalance payables included within "Accrued other current liabilities" and consisting of amounts due to the Rockies Express pipeline system.

Other

Generally, KMR makes all decisions relating to the management and control of our business, and in general, KMR has a fiduciary duty to manage us in a manner beneficial to our unitholders.  Our general partner owns all of KMR's voting securities and elects all of KMR's directors.  KMI, through its wholly owned and controlled subsidiary Kinder Morgan (Delaware), Inc., owns all the common stock of our general partner, and the officers of KMI have fiduciary duties to manage KMI, including selection and management of its investments in its subsidiaries and affiliates, in a manner beneficial to the owners of KMI.  Accordingly, certain conflicts of interest could arise as a result of the relationships among KMR, our general partner, KMI and us.

The partnership agreements for us and our operating partnerships contain provisions that allow KMR to take into account the interests of parties in addition to us in resolving conflicts of interest, thereby limiting its fiduciary duty to our unitholders, as well as provisions that may restrict the remedies available to our unitholders for actions taken that might, without such limitations, constitute breaches of fiduciary duty.  The partnership agreements also provide that in the absence of bad faith by KMR, the resolution of a conflict by KMR will not be a breach of any duties.  The duty of the officers of KMI may, therefore, come into conflict with the duties of KMR and its directors and officers to our unitholders.  The audit committee of KMR's board of directors will, at the request of KMR, review (and is one of the means for resolving) conflicts of interest that may arise between KMI or its subsidiaries, on the one hand, and us, on the other hand.

Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities [Abstract]
Commitments and contingent liabilities
12.  Commitments and Contingent Liabilities

Leases

The table below depicts future gross minimum rental commitments under our operating leases as of December 31, 2011 (in millions):

Year	Commitment
2012	$51.6
2013	40.0
2014	30.9
2015	25.1
2016	20.3
Thereafter	64.3
Total minimum payments	$232.2

The remaining terms on our operating leases, including probable elections to exercise renewal options, range from one to 37 years.  Total lease and rental expenses for each of the years ended December 31, 2011, 2010 and 2009 were $139.7 million, $64.2 million and $55.2 million, respectively.  The increase in our lease and rental expenses in 2011 compared to 2010 was driven by a $69.7 million increase in expense associated with adjustments to our Pacific operations' rights-of-way liabilities.  For more information about this expense, see Note 16 "Litigation, Environmental and Other Contingencies-Commercial Litigation Matters-Union Pacific Railroad Company Easements."  The amount of capital leases included within "Property, Plant and Equipment, net" in our accompanying consolidated balance sheets as of December 31, 2011 and 2010 are not material to our consolidated balance sheets.

Directors' Unit Appreciation Rights Plan

On April 1, 2003, KMR's compensation committee established our Directors' Unit Appreciation Rights Plan.  Pursuant to this plan, and on this date of adoption, each of KMR's then three non-employee directors was granted 7,500 common unit appreciation rights.  In addition, 10,000 common unit appreciation rights were granted to each of KMR's then three non-employee directors on January 21, 2004, at the first meeting of the board in 2004.  During the first board meeting of 2005, the plan was terminated and replaced by the Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors (discussed following); however, all unexercised awards made under the plan remain outstanding.

Upon the exercise of unit appreciation rights, we will pay, within thirty days of the exercise date, the participant an amount of cash equal to the excess, if any, of the aggregate fair market value of the unit appreciation rights exercised as of the exercise date over the aggregate award price of the rights exercised.  The fair market value of one unit appreciation right as of the exercise date will be equal to the closing price of one common unit on the New York Stock Exchange on that date.  The award price of one unit appreciation right will be equal to the closing price of one common unit on the New York Stock Exchange on the date of grant.  Proceeds, if any, from the exercise of a unit appreciation right granted under the plan will be payable only in cash (that is, no exercise will result in the issuance of additional common units) and will be evidenced by a unit appreciation rights agreement.  All unit appreciation rights granted vest on the six-month anniversary of the date of grant.  If a unit appreciation right is not exercised in the ten year period following the date of grant, the unit appreciation right will expire and not be exercisable after the end of such period.  In addition, if a participant ceases to serve on the board for any reason prior to the vesting date of a unit appreciation right, such unit appreciation right will immediately expire on the date of cessation of service and may not be exercised.

In 2009, Mr. Gaylord's estate exercised his 17,500 unit appreciation rights at an aggregate fair value of $53.75 per unit, and it received a cash amount of $179,275 (Mr. Edward O. Gaylord served as a KMR director until his death on September 28, 2008).  As of December 31, 2010, 17,500 unit appreciation rights had been granted, vested and remained outstanding.  All of these unit appreciation rights were owned by Mr. Waughtal.  In 2011, Mr. Waughtal exercised his 17,500 unit appreciation rights at an aggregate fair value of $81.86 per unit, and he received a cash amount of $671,200.  Accordingly, as of December 31, 2011, no unit appreciation rights remained outstanding.

Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors

 On January 18, 2005, KMR's compensation committee established the Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan.  The plan is administered by KMR's compensation committee and KMR's board has sole discretion to terminate the plan at any time.  The primary purpose of this plan is to promote our interests and the interests of our unitholders by aligning the compensation of the non-employee members of the board of directors of KMR with unitholders' interests.  Further, since KMR's success is dependent on its operation and management of our business and our resulting performance, the plan is expected to align the compensation of the non-employee members of the board with the interests of KMR's shareholders.

The plan recognizes that the compensation to be paid to each non-employee director is fixed by the KMR board, generally annually, and that the compensation is payable in cash.  Pursuant to the plan, in lieu of receiving cash compensation, each non-employee director may elect to receive common units.  Each election is made generally at or around the first board meeting in January of each calendar year and is effective for the entire calendar year.  A non-employee director may make a new election each calendar year.  The total number of common units authorized under this compensation plan is 100,000.

The elections under this plan for 2012, 2011 and 2010 were made effective January 17, 2012, January 18, 2011 and January 20, 2010, respectively.  The elections for 2009 were made effective January 21, 2009 by Messrs. Hultquist and Waughtal, and January 28, 2009 by Mr. Lawrence.

Each annual election is evidenced by an agreement, the Common Unit Compensation Agreement, between us and each non-employee director, and this agreement contains the terms and conditions of each award.  Pursuant to this agreement, all common units issued under this plan are subject to forfeiture restrictions that expire six months from the date of issuance.  Until the forfeiture restrictions lapse, common units issued under the plan may not be sold, assigned, transferred, exchanged, or pledged by a non-employee director.  In the event the director's service as a director of KMR is terminated prior to the lapse of the forfeiture restriction either for cause, or voluntary resignation, each director will, for no consideration, forfeit to us all common units to the extent then subject to the forfeiture restrictions.  Common units with respect to which forfeiture restrictions have lapsed cease to be subject to any forfeiture restrictions, and we will provide each director a certificate representing the units as to which the forfeiture restrictions have lapsed.  In addition, each non-employee director has the right to receive distributions with respect to the common units awarded to him under the plan, to vote such common units and to enjoy all other unitholder rights, including during the period prior to the lapse of the forfeiture restrictions.

The number of common units to be issued to a non-employee director electing to receive the cash compensation in the form of common units will equal the amount of such cash compensation awarded, divided by the closing price of the common units on the New York Stock Exchange on the day the cash compensation is awarded (such price, the fair market value), rounded down to the nearest 50 common units.  The common units will be issuable as specified in the Common Unit Compensation Agreement.  A non-employee director electing to receive the cash compensation in the form of common units will receive cash equal to the difference between (i) the cash compensation awarded to such non-employee director and (ii) the number of common units to be issued to such non-employee director multiplied by the fair market value of a common unit.  This cash payment is payable in four equal installments generally around March 31, June 30, September 30 and December 31 of the calendar year in which such cash compensation is awarded.

On January 21, 2009, each of KMR's three non-employee directors (with Mr. Lawrence replacing Mr. Gaylord after Mr. Gaylord's death) was awarded cash compensation of $160,000 for board service during 2009.  Effective January 21, 2009, Mr. Hultquist and Mr. Waughtal elected to receive the full amount of their compensation in the form of cash only.  Effective January 28, 2009, Mr. Lawrence elected to receive compensation of $159,136 in the form of our common units and was issued 3,200 common units.  His remaining compensation ($864) was paid in cash as described above.  No other compensation was paid to the non-employee directors during 2009.

On January 20, 2010, each of KMR's three non-employee directors was awarded cash compensation of $160,000 for board service during 2010.  Effective January 20, 2010, Mr. Hultquist and Mr. Waughtal elected to receive the full amount of their compensation in the form of cash only.  Mr. Lawrence elected to receive compensation of $159,495 in the form of our common units and was issued 2,450 common units.  His remaining compensation ($505) was paid in cash as described above.  No other compensation was paid to the non-employee directors during 2010.

On January 18, 2011, each of KMR's then three non-employee directors was awarded cash compensation of $180,000 for board service during 2011.  Effective January 18, 2011, Mr. Hultquist and Mr. Waughtal elected to receive the full amount of their compensation in the form of cash only.  Mr. Lawrence elected to receive compensation of $176,964 in the form of our common units and was issued 2,450 common units.  On July 20, 2011, Mr. Lawrence resigned from the KMR and Kinder Morgan G.P., Inc. boards of directors and was replaced by Mr. Ted A. Gardner.  Mr. Lawrence received remaining compensation of $1,518 paid in cash during the first half of 2011 (amount equal to one-half of the difference between (i) his total cash compensation award and (ii) the value of cash compensation received in the form of our common units according to the provisions of our Common Unit Compensation Plan for Non-Employee Directors).  Mr. Gardner was awarded cash compensation of $90,000 for board service during 2011, and his compensation was paid in cash as described above.  No other compensation was paid to the non-employee directors during 2011.

On January 17, 2012, each of KMR's three non-employee directors was awarded cash compensation of $180,000 for board service during 2012.  Each of the non-employee directors elected to receive the full amount of their compensation in the form of cash only.  No other compensation will be paid to the non-employee directors during 2012.

Contingent Debt

Our contingent debt disclosures pertain to certain types of guarantees or indemnifications we have made and cover certain types of guarantees included within debt agreements, even if the likelihood of requiring our performance under such guarantee is remote.  As of December 31, 2011, our contingent debt obligations, as well as our obligations with respect to related letters of credit, consisted of the following two items:

Entity	Our Ownership Interest	Investment Type	Total Entity Debt		Our Contingent Share of Entity Debt	(a)
Cortez Pipeline Company(b)	50%	General Partner	$138.5	(c)	$80.0	(d)

Nassau County, Florida Ocean Highway and Port Authority(e)	N/A	N/A	N/A		$16.7	(f)
_________

(a)	Represents the portion of the entity's debt that we may be responsible for if the entity cannot satisfy its obligations.
(b)
Cortez Pipeline Company is a Texas general partnership that owns and operates a common carrier carbon dioxide pipeline system. The remaining general partner interests are owned by ExxonMobil Cortez Pipeline, Inc., an indirect wholly-owned subsidiary of Exxon Mobil Corporation, and Cortez Vickers Pipeline Company, an indirect subsidiary of M.E. Zuckerman Energy Investors Incorporated.

(c)
Amount consists of (i) $21.4 million aggregate principal amount of Series D notes due May 15, 2013 (interest on the Series D notes is paid annually and based on a fixed interest rate of 7.14% per annum); (ii) $100.0 million of variable rate Series E notes due December 11, 2012 (interest on the Series E notes is paid quarterly and based on an interest rate of three-month LIBOR plus a spread); and (iii) $17.1 million of outstanding borrowings under a $40.0 million committed revolving bank credit facility that is also due December 11, 2012.

(d)
We are severally liable for our percentage ownership share (50%) of the Cortez Pipeline Company debt ($69.3 million).  In addition, as of December 31, 2011, Shell Oil Company shares our several guaranty obligations jointly and severally for $21.4 million of Cortez's debt balance related to the Series D notes; however, we are obligated to indemnify Shell for the liabilities it incurs in connection with such guaranty.  Accordingly, as of December 31, 2011, we have a letter of credit in the amount of $10.7 million issued by JP Morgan Chase, in order to secure our indemnification obligations to Shell for 50% of the Cortez debt balance of $21.4 million related to the Series D notes.

Further, pursuant to a Throughput and Deficiency Agreement, the partners of Cortez Pipeline Company are required to contribute capital to Cortez in the event of a cash deficiency.  The agreement contractually supports the financings of Cortez Capital Corporation, a wholly-owned subsidiary of Cortez Pipeline Company, by obligating the partners of Cortez Pipeline to fund cash deficiencies at Cortez Pipeline, including anticipated deficiencies and cash deficiencies relating to the repayment of principal and interest on the debt of Cortez Capital Corporation.  The partners' respective parent or other companies further severally guarantee the obligations of the Cortez Pipeline owners under this agreement.

(e)	Arose from our Vopak terminal acquisition in July 2001. Nassau County, Florida Ocean Highway and Port Authority is a political subdivision of the state of Florida.
(f)
We have posted a letter of credit as security for borrowings under Adjustable Demand Revenue Bonds issued by the Nassau County, Florida Ocean Highway and Port Authority.  The bonds were issued for the purpose of constructing certain port improvements located in Fernandino Beach, Nassau County, Florida.  Our subsidiary, Nassau Terminals LLC is the operator of the marine port facilities.  The bond indenture is for 30 years and allows the bonds to remain outstanding until December 1, 2020.  Principal payments on the bonds are made on the first of December each year, and corresponding reductions are made to the letter of credit.  As of December 31, 2011, this letter of credit had a face amount of $16.7 million.

On February 25, 2011, Midcontinent Express Pipeline LLC entered into a three-year $75.0 million unsecured revolving bank credit facility that is due February 25, 2014.  This credit facility replaced Midcontinent Express' previous $175.4 million credit facility that was terminated on February 28, 2011, and on this same date, each of its two member owners, including us, were released from their respective debt obligations under the previous guaranty agreements.  Accordingly, we no longer have a contingent debt obligation with respect to Midcontinent Express Pipeline LLC.

On July 28, 2011, Fayetteville Express Pipeline LLC entered into (i) a new unsecured $600.0 million term loan that is due on July 28, 2012, with the ability to extend one additional year; and (ii) a $50.0 million unsecured revolving bank credit facility that is due on July 28, 2015.  These debt instruments replaced Fayetteville Express' $1.1 billion credit facility that was terminated on July 28, 2011, and on this same date, each of its two member owners, including us, were released from their respective debt obligations under the previous guaranty agreements.  Accordingly, we no longer have a contingent debt obligation with respect to Fayetteville Express Pipeline LLC.

For additional information regarding our debt facilities see Note 8 "Debt."

Risk Management	12 Months Ended
Dec. 31, 2011
Risk Management [Abstract]
Risk Management
13.  Risk Management

Certain of our business activities expose us to risks associated with unfavorable changes in the market price of natural gas, natural gas liquids and crude oil.  We also have exposure to interest rate risk as a result of the issuance of our debt obligations.  Pursuant to our management's approved risk management policy, we use derivative contracts to hedge or reduce our exposure to certain of these risks.

Energy Commodity Price Risk Management

We are exposed to risks associated with changes in the market price of natural gas, natural gas liquids and crude oil as a result of the forecasted purchase or sale of these products.  Specifically, these risks are primarily associated with price volatility related to (i) pre-existing or anticipated physical natural gas, natural gas liquids and crude oil sales; (ii) natural gas purchases; and (iii) natural gas system use and storage.  Price changes are often caused by shifts in the supply and demand for these commodities, as well as their locations.

Our principal use of energy commodity derivative contracts is to mitigate the risk associated with unfavorable market movements in the price of energy commodities.  Our energy commodity derivative contracts act as a hedging (offset) mechanism against the volatility of energy commodity prices by allowing us to transfer this price risk to counterparties who are able and willing to bear it.

For derivative contracts that are designated and qualify as cash flow hedges pursuant to U.S. generally accepted accounting principles, the portion of the gain or loss on the derivative contract that is effective (as defined by U.S. generally accepted accounting principles) in offsetting the variable cash flows associated with the hedged forecasted transaction is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction and in the same period or periods during which the hedged transaction affects earnings (e.g., in "revenues" when the hedged transactions are commodity sales).  The remaining gain or loss on the derivative contract in excess of the cumulative change in the present value of future cash flows of the hedged item, if any (i.e., the ineffective portion as defined by U.S. generally accepted accounting principles), is recognized in earnings during the current period.  The effectiveness of hedges using an option contract may be assessed based on changes in the option's intrinsic value with the change in the time value of the contract being excluded from the assessment of hedge effectiveness.  Changes in the excluded component of the change in an option's time value are included currently in earnings.  During each of the years ended December 31, 2011 and 2010, we reclassified losses of $255.3 million and $188.4 million, respectively, from "Accumulated other comprehensive income (loss)" into earnings.  No material amounts were reclassified into earnings as a result of the discontinuance of cash flow hedges because it was probable that the original forecasted transactions would no longer occur by the end of the originally specified time period or within an additional two-month period of time thereafter, but rather, the amounts reclassified were the result of the hedged forecasted transactions actually affecting earnings (i.e., when the forecasted sales and purchase actually occurred).  The proceeds or payments resulting from the settlement of our cash flow hedges are reflected in the operating section of our statement of cash flows as changes to net income and working capital.

The "Accumulated other comprehensive income" balance included in our Partners' Capital (exclusive of the portion included in "Noncontrolling interests") was $3.3 million as of December 31, 2011.  As of December 31, 2010, we had an "Accumulated other comprehensive loss" balance of $186.4 million.  These totals included accumulated loss amounts of $40.9 million and $307.1 million, respectively, associated with energy commodity price risk management activities.  We expect to reclassify an approximate $45.0 million loss amount associated with energy commodity price risk management activities and included in our Partners' Capital as of December 31, 2011 into earnings during the next twelve months (when the associated forecasted sales and purchases are also expected to occur), however, actual amounts reclassified into earnings could vary materially as a result of changes in market prices.  As of December 31, 2011, the maximum length of time over which we have hedged our exposure to the variability in future cash flows associated with energy commodity price risk is through December 2015.

As of December 31, 2011, we had entered into the following outstanding commodity forward contracts to hedge our forecasted energy commodity purchases and sales:

Net open position long/(short)
Derivatives designated as hedging contracts
Crude oil	(20.9) million barrels
Natural gas fixed price	(11.4) billion cubic feet
Natural gas basis	(11.4) billion cubic feet
Derivatives not designated as hedging contracts
Natural gas basis	13.5 billion cubic feet

For derivative contracts that are not designated as a hedge for accounting purposes, all realized and unrealized gains and losses are recognized in the statement of income during the current period.  These types of transactions include basis spreads, basis-only positions and gas daily swap positions.  We primarily enter into these positions to economically hedge an exposure through a relationship that does not qualify for hedge accounting.  Until settlement occurs, this will result in non-cash gains or losses being reported in our operating results.

Interest Rate Risk Management

In order to maintain a cost effective capital structure, it is our policy to borrow funds using a mix of fixed rate debt and variable rate debt.  We use interest rate swap agreements to manage the interest rate risk associated with the fair value of our fixed rate borrowings and to effectively convert a portion of the underlying cash flows related to our long-term fixed rate debt securities into variable rate cash flows in order to achieve our desired mix of fixed and variable rate debt.

Since the fair value of fixed rate debt varies inversely with changes in the market rate of interest, we enter into swap agreements to receive a fixed and pay a variable rate of interest in order to convert the interest expense associated with certain of our senior notes from fixed rates to variable rates, resulting in future cash flows that vary with the market rate of interest.  These swaps, therefore, hedge against changes in the fair value of our fixed rate debt that result from market interest rate changes.  For derivative contracts that are designated and qualify as a fair value hedge, the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings.

As of December 31, 2011, we had a combined notional principal amount of $5,325 million of fixed-to-variable interest rate swap agreements.  All of our swap agreements have termination dates that correspond to the maturity dates of the related series of senior notes and, as of December 31, 2011, the maximum length of time over which we have hedged a portion of our exposure to the variability in the value of this debt due to interest rate risk is through March 15, 2035.

As of December 31, 2010, we had a combined notional principal amount of $4,775 million of fixed-to-variable interest rate swap agreements, effectively converting the interest expense associated with certain series of our senior notes from fixed rates to variable rates based on an interest rate of LIBOR plus a spread.  In March 2011, we entered into four additional fixed-to-variable interest rate swap agreements having a combined notional principal amount of $500 million, effectively converting the interest expense associated with our 3.50% senior notes due March 1, 2016 from a fixed rate to a variable rate based on an interest rate of LIBOR plus a spread.  In August 2011, we (i) entered into two additional fixed-to-variable interest rate swap agreements having a combined notional principal amount of $250 million, effectively converting a portion of the interest expense associated with our 4.15% senior notes due March 1, 2022 from a fixed rate to a variable rate based on an interest rate of LIBOR plus a spread; and (ii) terminated two existing fixed-to-variable swap agreements having a combined notional principal amount of $200 million in two separate transactions.  We received combined proceeds of $73.0 million from the early termination of these two swap agreements.

Fair Value of Derivative Contracts

The fair values of our current and non-current asset and liability derivative contracts are each reported separately as "Fair value of derivative contracts" on our accompanying consolidated balance sheets.  The following table summarizes the fair values of our derivative contracts included on our accompanying consolidated balance sheets as of December 31, 2011 and 2010 (in millions):

Fair Value of Derivative Contracts

		Asset derivatives		Liability derivatives
		December 31,	December 31,	December 31,	December 31,
		2011	2010	2011	2010
	Balance sheet location	Fair value	Fair value	Fair value	Fair value
Derivatives designated as hedging contracts
Energy commodity derivative contracts	Current	$65.3	$20.1	$(116.3)	$(275.9)
	Non-current	39.4	43.1	(38.5)	(103.0)
Subtotal		104.7	63.2	(154.8)	(378.9)

Interest rate swap agreements	Current	3.0	-	-	-
	Non-current	592.5	217.6	-	(69.2)
Subtotal		595.5	217.6	-	(69.2)

Total		700.2	280.8	(154.8)	(448.1)

Derivatives not designated as hedging contracts
Energy commodity derivative contracts	Current	3.1	3.9	(4.5)	(5.6)
	Non-current	0.1	-	(0.2)	-
Total		3.2	3.9	(4.7)	(5.6)

Total derivatives		$703.4	$284.7	$(159.5)	$(453.7)
____________

The offsetting entry to adjust the carrying value of the debt securities whose fair value was being hedged is included within "Value of interest rate swaps" on our accompanying consolidated balance sheets, which also includes any unamortized portion of proceeds received from the early termination of interest rate swap agreements.  As of December 31, 2011 and 2010, this unamortized premium totaled $483.4 million and $456.5 million, respectively, and as of December 31, 2011, the weighted average amortization period for this premium was approximately 17.8 years.

Effect of Derivative Contracts on the Income Statement

The following three tables summarize the impact of our derivative contracts on our accompanying consolidated statements of income for each of the years ended December 31, 2011 and 2010 (in millions):

Derivatives in fair value hedging relationships	Location of gain/(loss) recognized in income on derivative	Amount of gain/(loss) recognized in income on derivative(a)		Hedged items in fair value hedging relationships	Location of gain/(loss) recognized in income on related hedged item	Amount of gain/(loss) recognized in income on related hedged items(a)
		Year Ended December 31,				Year Ended December 31,
		2011	2010			2011	2010
Interest rate swap agreements	Interest, net - income/(expense)	$520.1	$302.0	Fixed rate debt	Interest, net - income/(expense)	$(520.1)	$(302.0)
Total		$520.1	$302.0	Total		$(520.1)	$(302.0)
____________

(a)
Amounts reflect the change in the fair value of interest rate swap agreements and the change in the fair value of the associated fixed rate debt which exactly offset each other as a result of no hedge ineffectiveness.

____________

Derivatives in cash flow hedging relationships	Amount of gain/(loss) recognized in OCI on derivative (effective portion)		Location of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)		Location of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2011	2010		2011	2010		2011	2010
Energy commodity derivative contracts	$14.1	$(76.1)	Revenues-natural gas sales	$3.3	$8.2	Revenues-natural gas sales	$-	$-
			Revenues-product sales and other	(269.3)	(211.3)	Revenues-product sales and other	5.2	5.3
			Gas purchases and other costs of sales	10.7	14.7	Gas purchases and other costs of sales	-	-
Total	$14.1	$(76.1)	Total	$(255.3)	$(188.4)	Total	$5.2	$5.3
____________

Derivatives not designated as hedging contracts	Location of gain/(loss) recognized in income on derivative	Amount of gain/(loss) recognized in income on derivative
		Year Ended December 31,
		2011	2010
Energy commodity derivative contracts	Gas purchases and other costs of sales	$(0.2)	$2.3
Total		$(0.2)	$2.3

Credit Risks

We have counterparty credit risk as a result of our use of financial derivative contracts.  Our counterparties consist primarily of financial institutions, major energy companies and local distribution companies.  This concentration of counterparties may impact our overall exposure to credit risk, either positively or negatively, in that the counterparties may be similarly affected by changes in economic, regulatory or other conditions.

We maintain credit policies with regard to our counterparties that we believe minimize our overall credit risk.  These policies include (i) an evaluation of potential counterparties' financial condition (including credit ratings); (ii) collateral requirements under certain circumstances; and (iii) the use of standardized agreements which allow for netting of positive and negative exposure associated with a single counterparty.  Based on our policies, exposure, credit and other reserves, our management does not anticipate a material adverse effect on our financial position, results of operations, or cash flows as a result of counterparty performance.

Our over-the-counter swaps and options are entered into with counterparties outside central trading organizations such as futures, options or stock exchanges.  These contracts are with a number of parties, all of which have investment grade credit ratings.  While we enter into derivative transactions principally with investment grade counterparties and actively monitor their ratings, it is nevertheless possible that from time to time losses will result from counterparty credit risk in the future.

The maximum potential exposure to credit losses on our derivative contracts as of December 31, 2011 was (in millions):

Asset position
Interest rate swap agreements	$595.5
Energy commodity derivative contracts	107.9
Gross exposure	703.4
Netting agreement impact	(62.4)
Net exposure	$641.0

In conjunction with the purchase of exchange-traded derivative contracts or when the market value of our derivative contracts with specific counterparties exceeds established limits, we are required to provide collateral to our counterparties, which may include posting letters of credit or placing cash in margin accounts.  As of December 31, 2011 and 2010, we had no outstanding letters of credit supporting our hedging of energy commodity price risks associated with the sale of natural gas, natural gas liquids and crude oil.

As of December 31, 2011 and 2010, our counterparties associated with our energy commodity contract positions and over-the-counter swap agreements had margin deposits with us totaling $10.1 million and $2.4 million, respectively, and we reported these amounts within "Accrued other current liabilities" in our accompanying consolidated balance sheets.

We also have agreements with certain counterparties to our derivative contracts that contain provisions requiring us to post additional collateral upon a decrease in our credit rating.  Based on contractual provisions as of December 31, 2011, we estimate that if our credit rating was downgraded, we would have the following additional collateral obligations (in millions):

Credit ratings downgraded (a)	Incremental obligations	Cumulative obligations(b)
One notch to BBB-/Baa3	$-	$-

Two notches to below BBB-/Baa3 (below investment grade)	$32.3	$32.3
_________

(a)
If there are split ratings among the independent credit rating agencies, most counterparties use the higher credit rating to determine our incremental collateral obligations, while the remaining use the lower credit rating.  Therefore, a two notch downgrade to below BBB-/Baa3 by one agency would not trigger the entire $32.3 million incremental obligation.

(b)	Includes current posting at current rating.

Fair Value	12 Months Ended
Dec. 31, 2011
Fair Value [Abstract]
Fair Value Measurements
14.  Fair Value

The Codification emphasizes that fair value is a market-based measurement that should be determined based on assumptions (inputs) that market participants would use in pricing an asset or liability.  Inputs may be observable or unobservable, and valuation techniques used to measure fair value should maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Accordingly, the Codification establishes a hierarchal disclosure framework that ranks the quality and reliability of information used to determine fair values.  The hierarchy is associated with the level of pricing observability utilized in measuring fair value and defines three levels of inputs to the fair value measurement process-quoted prices are the most reliable valuation inputs, whereas model values that include inputs based on unobservable data are the least reliable.  Each fair value measurement must be assigned to a level corresponding to the lowest level input that is significant to the fair value measurement in its entirety.

The three broad levels of inputs defined by the fair value hierarchy are as follows:

-	Level 1 Inputs-quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date;

-
Level 2 Inputs-inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.  If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability; and

-
Level 3 Inputs-unobservable inputs for the asset or liability.  These unobservable inputs reflect the entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability, and are developed based on the best information available in the circumstances (which might include the reporting entity's own data).

Fair Value of Derivative Contracts

The following two tables summarize the fair value measurements of our (i) energy commodity derivative contracts; and (ii) interest rate swap agreements as of December 31, 2011 and 2010, based on the three levels established by the Codification (in millions).  The fair value measurements in the tables below do not include cash margin deposits made by us or our counterparties, which would be reported within "Restricted deposits" and "Accrued other current liabilities," respectively, in our accompanying consolidated balance sheets.

	Asset fair value measurements using
	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of December 31, 2011
Energy commodity derivative contracts(a)	$107.9	$34.1	$47.0	$26.8
Interest rate swap agreements	$595.5	$-	$595.5	$-

As of December 31, 2010
Energy commodity derivative contracts(a)	$67.1	$-	$23.5	$43.6
Interest rate swap agreements	$217.6	$-	$217.6	$-
____________

	Liability fair value measurements using
	Total	Quoted prices in active markets for identical liabilities (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of December 31, 2011
Energy commodity derivative contracts(a)	$(159.5)	$(14.5)	$(124.9)	$(20.1)
Interest rate swap agreements	$-	$-	$-	$-

As of December 31, 2010
Energy commodity derivative contracts(a)	$(384.5)	$-	$(359.7)	$(24.8)
Interest rate swap agreements	$(69.2)	$-	$(69.2)	$-
____________

(a)
Level 1 consists primarily of NYMEX natural gas futures.  Level 2 consists primarily of OTC West Texas Intermediate swaps and OTC natural gas swaps that are settled on NYMEX.  Level 3 consists primarily of natural gas basis swaps and West Texas Intermediate options.

The table below provides a summary of changes in the fair value of our Level 3 energy commodity derivative contracts for each of the years ended December 31, 2011 and 2010 (in millions):

Significant unobservable inputs (Level 3)

	Year Ended December 31,
	2011	2010
Derivatives-net asset (liability)
Beginning of period	$18.8	$13.0
Transfers into Level 3	-	-
Transfers out of Level 3	-	-
Total gains or (losses):
Included in earnings	(2.3)	(1.2)
Included in other comprehensive income	(11.4)	2.9
Purchases	4.6	-
Issuances	-	-
Sales	-	-
Settlements	(3.0)	4.1
End of period	$6.7	$18.8

The amount of total gains or (losses) for the period included in earnings attributable to the change in unrealized gains or (losses) relating to assets held at the reporting date	$(1.7)	$(4.2)

Fair Value of Financial Instruments

Fair value as used in the disclosure of financial instruments represents the amount at which an instrument could be exchanged in a current transaction between willing parties.  As of each reporting date, the estimated fair value of our outstanding publicly-traded debt is based upon quoted market prices, if available, and for all other debt, fair value is based upon prevailing interest rates currently available to us.  In addition, we adjust (discount) the fair value measurement of our long-term debt for the effect of credit risk.

The estimated fair value of our outstanding debt balance as of December 31, 2011 and 2010 (both short-term and long-term, but excluding the value of interest rate swaps), is disclosed below (in millions):

	December 31, 2011		December 31, 2010
	Carrying Value	Estimated fair value	Carrying Value	Estimated fair value
Total debt	$12,797.3	$14,237.5	$11,539.8	$12,443.4

Reportable Segments	12 Months Ended
Dec. 31, 2011
Reportable Segments [Abstract]
Reportable Segments
15.  Reportable Segments

We divide our operations into five reportable business segments.  These segments and their principal source of revenues are as follows:

-	Products Pipelines- the transportation and terminaling of refined petroleum products, including gasoline, diesel fuel, jet fuel and natural gas liquids;

-	Natural Gas Pipelines-the sale, transport, processing, treating, storage and gathering of natural gas;

-
CO2-the production and sale of crude oil from fields in the Permian Basin of West Texas and the transportation and marketing of carbon dioxide used as a flooding medium for recovering crude oil from mature oil fields;

-	Terminals-the transloading and storing of refined petroleum products and dry and liquid bulk products, including coal, petroleum coke, cement, alumina, salt and other bulk chemicals; and

-
Kinder Morgan Canada-the transportation of crude oil and refined products from Alberta, Canada to marketing terminals and refineries in British Columbia, the state of Washington and the Rocky Mountains and Central regions of the United States.

We evaluate performance principally based on each segment's earnings before depreciation, depletion and amortization expenses (including amortization of excess cost of equity investments), which excludes general and administrative expenses, third-party debt costs and interest expense, unallocable interest income, and unallocable income tax expense.  Our reportable segments are strategic business units that offer different products and services, and they are structured based on how our chief operating decision maker organizes their operations for optimal performance and resource allocation.  Each segment is managed separately because each segment involves different products and marketing strategies.

Financial information by segment follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Revenues
Products Pipelines
Revenues from external customers	$914.0	$883.0	$826.6
Intersegment revenues	-	-	-
Natural Gas Pipelines
Revenues from external customers	3,942.9	4,077.6	3,500.8
Intersegment revenues	-	-	-
CO2
Revenues from external customers	1,416.2	1,245.7	1,035.7
Intersegment revenues	-	-	-
Terminals
Revenues from external customers	1,313.5	1,264.0	1,108.1
Intersegment revenues	1.1	1.1	0.9
Kinder Morgan Canada
Revenues from external customers	302.4	268.5	226.1
Intersegment revenues	-	-	-
Total segment revenues	7,890.1	7,739.9	6,698.2
Less: Total intersegment revenues	(1.1)	(1.1)	(0.9)
Total consolidated revenues	$7,889.0	$7,738.8	$6,697.3

Operating expenses(a)
Products Pipelines	$499.7	$414.6	$269.5
Natural Gas Pipelines	3,369.4	3,582.0	3,059.7
CO2	342.5	308.1	271.1
Terminals	634.0	629.2	536.8
Kinder Morgan Canada	97.7	91.6	72.5
Total segment operating expenses	4,943.3	5,025.5	4,209.6
Less: Total intersegment operating expenses	(1.1)	(1.1)	(0.9)
Total consolidated operating expenses	$4,942.2	$5,024.4	$4,208.7

Other expense (income)
Products Pipelines	$(10.0)	$4.2	$0.6
Natural Gas Pipelines	-	-	(7.8)
CO2	-	-	-
Terminals	(0.9)	(4.3)	(27.6)
Kinder Morgan Canada	-	-	-
Total consolidated Other expense (income)	$(10.9)	$(0.1)	$(34.8)

Depreciation, depletion and amortization
Products Pipelines	$105.2	$100.7	$94.1
Natural Gas Pipelines	134.6	98.7	68.3
CO2	437.2	452.9	487.9
Terminals	195.0	184.1	136.9
Kinder Morgan Canada	55.7	42.9	38.5
Total consol. depreciation, depletion and amortization	$927.7	$879.3	$825.7

Earnings from equity investments
Products Pipelines	$50.6	$33.1	$29.0
Natural Gas Pipelines	140.5	81.5	43.3
CO2	24.1	22.5	22.3
Terminals	11.2	1.7	0.7
Kinder Morgan Canada	(2.0)	(3.3)	(4.1)
Total consolidated equity earnings.	$224.4	$135.5	$91.2

	Year Ended December 31,
	2011	2010	2009
Amortization of excess cost of equity investments
Products Pipelines	$3.7	$3.4	$3.4
Natural Gas Pipelines	1.0	0.4	0.4
CO2	2.0	2.0	2.0
Terminals	-	-	-
Kinder Morgan Canada	-	-	-
Total consol. amortization of excess cost of equity investments	$6.7	$5.8	$5.8

Interest income
Products Pipelines	$3.1	$4.0	$4.1
Natural Gas Pipelines	0.1	-	3.6
CO2	0.8	2.0	-
Terminals	0.1	-	-
Kinder Morgan Canada	13.8	13.2	12.0
Total segment interest income	17.9	19.2	19.7
Unallocated interest income	2.9	1.2	0.2
Total consolidated interest income	$20.8	$20.4	$19.9

Other, net-income (expense)
Products Pipelines	$5.1	$12.4	$8.3
Natural Gas Pipelines(b)	(164.6)	1.6	24.7
CO2	4.4	2.5	-
Terminals	5.4	4.7	3.7
Kinder Morgan Canada	-	2.6	11.9
Total consolidated other, net-income (expense)	$(149.7)	$23.8	$48.6

Income tax (expense) benefit
Products Pipelines	$(20.0)	$(9.2)	$(13.4)
Natural Gas Pipelines	(3.6)	(3.1)	(4.0)
CO2	(4.4)	0.9	(4.0)
Terminals	6.3	(5.3)	(5.2)
Kinder Morgan Canada	(14.9)	(7.8)	(18.9)
Total segment income tax benefit (expense)	(36.6)	(24.5)	(45.5)
Unallocated income tax benefit (expense)	(8.7)	(9.9)	(8.5)
Total consolidated income tax benefit (expense)	$(45.3)	$(34.4)	$(54.0)

Segment earnings before depreciation, depletion, amortization and amortization of excess cost of equity investments(c)
Products Pipelines	$463.1	$504.5	$584.5
Natural Gas Pipelines	545.9	575.6	516.5
CO2	1,098.6	965.5	782.9
Terminals	704.5	641.3	599.0
Kinder Morgan Canada	201.6	181.6	154.5
Total segment earnings before DD&A	3,013.7	2,868.5	2,637.4
Total segment depreciation, depletion and amortization	(927.7)	(879.3)	(825.7)
Total segment amortization of excess cost of equity investments.	(6.7)	(5.8)	(5.8)
General and administrative expenses	(472.7)	(375.2)	(330.3)
Interest expense, net of unallocable interest income	(531.0)	(506.4)	(431.3)
Unallocable income tax expense	(8.7)	(9.9)	(8.5)
Income from discontinued operations(d)	201.5	235.2	248.0
Total consolidated net income	$1,268.4	$1,327.1	$1,283.8

	Year Ended December 31,
	2011	2010	2009
Capital expenditures(e)
Products Pipelines	$253.8	$144.2	$199.8
Natural Gas Pipelines	152.8	135.4	372.0
CO2	432.5	372.8	341.8
Terminals	332.7	326.3	378.2
Kinder Morgan Canada	27.7	22.2	32.0
Total consolidated capital expenditures	$1,199.5	$1,000.9	$1,323.8

Investments at December 31
Products Pipelines	$218.5	$215.6	$203.7
Natural Gas Pipelines	2,887.0	3,563.3	2,542.9
CO2	10.4	9.9	11.2
Terminals	164.0	27.4	18.7
Kinder Morgan Canada	66.3	69.8	68.7
Total consolidated investments	$3,346.2	$3,886.0	$2,845.2

Assets at December 31
Products Pipelines	$4,479.3	$4,369.1	$4,299.0
Natural Gas Pipelines	9,957.5	8,809.7	7,772.7
CO2	2,147.3	2,141.2	2,224.5
Terminals	4,428.3	4,138.6	3,636.6
Kinder Morgan Canada	1,826.7	1,870.0	1,797.7
Total segment assets	22,839.1	21,328.6	19,730.5
Corporate assets(f)	1,263.6	532.5	531.7
Total consolidated assets	$24,102.7	$21,861.1	$20,262.2
____________

(a)	Includes natural gas purchases and other costs of sales, operations and maintenance expenses, and taxes, other than income taxes.
(b)	2011 amount includes a $167.2 million loss from the remeasurement of our previously held 50% equity interest in KinderHawk Field Services LLC to fair value (discussed further in Note 3).
(c)	Includes revenues, earnings from equity investments, allocable interest income, and other, net, less operating expenses, allocable income taxes, and other expense (income).
(d)	Represents amounts from our FTC Natural Gas Pipelines disposal group. For further information, see Note 3.
(e)
Sustaining capital expenditures, including our share of the sustaining capital expenditures of the following seven joint ventures: Rockies Express Pipeline LLC, Midcontinent Express Pipeline LLC, Fayetteville Express Pipeline LLC, Cypress Interstate Pipeline LLC, EagleHawk Field Services LLC, for 2011 only, Red Cedar Gathering Company, and until July 1, 2011, KinderHawk Field Services LLC totaled $212.1 million in 2011, $179.2 million in 2010 and $172.2 million in 2009.  Sustaining capital expenditures are defined as capital expenditures which do not increase the capacity of an asset.

(f)
Includes cash and cash equivalents; margin and restricted deposits; unallocable interest receivable, prepaid assets and deferred charges; and risk management assets related to the fair value of interest rate swaps.

We do not attribute interest and debt expense to any of our reportable business segments.  For each of the years ended December 31, 2011, 2010 and 2009, we reported total consolidated interest expense of $533.9 million, $507.6 million and $431.5 million, respectively.

Our total operating revenues are derived from a wide customer base. For each of the years ended December 31, 2011, 2010 and 2009, no revenues from transactions with a single external customer amounted to 10% or more of our total consolidated revenues.

Following is geographic information regarding the revenues and long-lived assets of our business segments (in millions):

	Year Ended December 31,
	2011	2010	2009
Revenues from external customers
United States	$7,459.0	$7,362.8	$6,374.4
Canada	411.5	356.5	301.9
Mexico and other(a)	18.5	19.5	21.0
Total consolidated revenues from external customers.	$7,889.0	$7,738.8	$6,697.3

Long-lived assets at December 31(b)	2011	2010	2009
United States	$17,858.5	$16,929.5	$15,556.6
Canada	1,843.4	1,908.5	1,813.6
Mexico and other(a)	76.0	86.4	89.1
Total consolidated long-lived assets	$19,777.9	$18,924.4	$17,459.3
____________

(a)	Includes operations in Mexico and until August 31, 2011, the Netherlands.
(b)	Long-lived assets exclude (i) goodwill; (ii) other intangibles, net; and (iii) long-term note receivables from related parties.

Litigation, Environmental and Other Contingencies	12 Months Ended
Dec. 31, 2011
Litigation, Environmental and Other Contingencies [Abstract]
Litigation, Environmental and Other Contingencies
16.  Litigation, Environmental and Other Contingencies

Below is a brief description of our ongoing material legal proceedings, including any material developments that occurred in such proceedings during 2011.  This note also contains a description of any material legal proceedings that were initiated against us during 2011, and a description of any material events occurring subsequent to December 31, 2011 but before the filing of this report.

In this note, we refer to our subsidiary SFPP, L.P. as SFPP; our subsidiary Calnev Pipe Line LLC as Calnev; Chevron Products Company as Chevron; BP West Coast Products, LLC as BP; ConocoPhillips Company as ConocoPhillips; Tesoro Refining and Marketing Company as Tesoro; Western Refining Company, L.P. as Western Refining; Navajo Refining Company, L.L.C. as Navajo; Holly Refining & Marketing Company LLC as Holly; ExxonMobil Oil Corporation as ExxonMobil; Valero Energy Corporation as Valero; Valero Marketing and Supply Company as Valero Marketing; Continental Airlines, Inc., Northwest Airlines, Inc., Southwest Airlines Co. and US Airways, Inc., collectively, as the Airlines; our subsidiary Kinder Morgan CO2 Company, L.P. (the successor to Shell CO2 Company, Ltd.) as Kinder Morgan CO2; the United States Court of Appeals for the District of Columbia Circuit as the D.C. Circuit; the Federal Energy Regulatory Commission as the FERC; the California Public Utilities Commission as the CPUC; the Union Pacific Railroad Company (the successor to Southern Pacific Transportation Company) as UPRR; the American Railway Engineering and Maintenance-of-Way Association as AREMA; the Texas Commission of Environmental Quality as the TCEQ; The Premcor Refining Group, Inc. as Premcor; Port Arthur Coker Company as PACC; the United States Department of Transportation Pipeline and Hazardous Materials Safety Administration as the PHMSA; the federal Comprehensive Environmental Response, Compensation and Liability Act as CERCLA; the United States Environmental Protection Agency as the U.S. EPA; the United States Environmental Protection Agency's Suspension and Debarment Division as the U.S. EPA SDD; the New Jersey Department of Environmental Protection as the NJDEP; our subsidiary Kinder Morgan Bulk Terminals, Inc. as KMBT; our subsidiary Kinder Morgan Liquids Terminals LLC as KMLT; our subsidiary Kinder Morgan Interstate Gas Transmission LLC as KMIGT; Rockies Express Pipeline LLC as Rockies Express; and Plantation Pipe Line Company as Plantation.  "OR" dockets designate complaint proceedings, and "IS" dockets designate protest proceedings.

Federal Energy Regulatory Commission Proceedings

The tariffs and rates charged by SFPP and Calnev are subject to a number of ongoing proceedings at the FERC, including the shippers' complaints and protests regarding interstate rates on the pipeline systems listed below.  In general, these complaints and protests allege the rates and tariffs charged by SFPP and Calnev are not just and reasonable.  If the shippers are successful in proving their claims, they are entitled to seek reparations (which may reach up to two years prior to the filing of their complaints) or refunds of any excess rates paid, and SFPP and/or Calnev may be required to reduce their rates going forward.  These proceedings tend to be protracted, with decisions of the FERC often appealed to the federal courts.

The issues involved in these proceedings include, among others: (i) whether certain of our rates are "grandfathered" under the Energy Policy Act of 1992, and therefore deemed to be just and reasonable; (ii) whether "substantially changed circumstances" have occurred with respect to any grandfathered rates such that those rates could be challenged; (iii) whether indexed rate increases are justified; and (iv) the appropriate level of return and income tax allowance we may include in our rates.

SFPP

The following FERC dockets are currently pending:

-
FERC Docket No. IS08-390 (West Line Rates) (Opinion Nos. 511 and 511-A)-Protestants: BP, ExxonMobil, ConocoPhillips, Valero Marketing, Chevron, the Airlines-Status: FERC order issued on December 16, 2011.  While the order made certain findings that were adverse to SFPP, it ruled in favor of SFPP on many significant issues.  SFPP made a compliance filing at the end of January 2012.  However, SFPP also filed a rehearing request on certain adverse rulings in the FERC order.  It is not possible to predict the outcome of the FERC review of the rehearing request or appellate review of this order;

-
FERC Docket No. IS09-437 (East Line Rates)-Protestants: BP, ExxonMobil, ConocoPhillips, Valero Marketing, Chevron, Western Refining, Navajo, Holly, and Southwest Airlines-Status: Initial decision issued on February 10, 2011.  A FERC administrative law judge generally made findings adverse to SFPP, found that East Line rates should have been lower, and recommended that SFPP pay refunds for alleged over-collections.  SFPP has filed a brief with the FERC taking exception to these and other portions of the initial decision.  The FERC will review the initial decision, and while the initial decision is inconsistent with a number of the issues ruled on in FERC's Opinion Nos. 511 and 511-A, it is not possible to predict the outcome of FERC or appellate review;

-
FERC Docket No. IS11-444 (2011 Index Rate Increases)-Protestants: BP, ExxonMobil, ConocoPhillips, Valero Marketing, Chevron, the Airlines, Tesoro, Western Refining, Navajo, and Holly-Status:  SFPP withdrew all index rate increases except those that pertain to the West Line.  As to the West Line, the index rate increases are currently accepted and suspended, subject to refund, and the case is before a FERC hearing judge.  SFPP filed direct testimony in December 2011 and Supplemental Direct testimony in January 2012;

-
FERC Docket No. OR11-13 (SFPP Base Rates)-Complainant:  ConocoPhillips-Status:  SFPP to provide further data within 90 days of the issuance of a final order in Docket No. IS08-390.  ConocoPhillips permitted to amend its complaint based on additional data;

-
FERC Docket No. OR11-16 (SFPP Indexed Rates)-Complainant:  Chevron-Status:  SFPP to provide further data within 90 days of the issuance of a final order in Docket No. IS08-390.  Chevron permitted to amend its complaint based on additional data;

-
FERC Docket No. OR11-18 (SFPP Base Rates)-Complainant:  Tesoro-Status:  SFPP to provide further data within 90 days of the issuance of a final order in Docket No. IS08-390.  Tesoro permitted to amend its complaint based on additional data;

-	FERC Docket No. OR12-1 (SFPP Index Ceiling Levels)-Complainant: Chevron-Status: Complaint was filed October 5, 2011. SFPP answered on October 26, 2011. Matter is currently pending before the FERC;

-	FERC Docket No. OR12-2 (SFPP Index Ceiling Levels)-Complainant: Tesoro-Status: Complaint was filed October 5, 2011. SFPP answered on October 26, 2011. Matter is currently pending before the FERC; and

-
FERC Docket No. OR12-3 (SFPP Index Ceiling Levels)-Complainant:  ConocoPhillips-Status:  Complaint was filed October 5, 2011.  SFPP answered on October 26, 2011.  Matter is currently pending before the FERC.

With respect to the SFPP proceedings above and the Calnev proceedings discussed below, we estimate that the shippers are seeking approximately $30.0 million in annual rate reductions and approximately $150.0 million in refunds.  However, applying the principles of Opinion Nos. 511 and 511-A, a full FERC decision on our West Line rates, to these cases would result in substantially lower rate reductions and refunds.  We do not expect refunds in these cases to have an impact on our distributions to our limited partners.

Calnev

On March 17, 2011, the FERC issued an order consolidating the following proceedings and setting them for hearing.  The FERC further held the hearing proceedings in abeyance to allow for settlement judge proceedings:

-
FERC Docket Nos. OR07-7, OR07-18, OR07-19, OR07-22, OR09-15, and OR09-20 (consolidated) (Calnev Rates)-Complainants: Tesoro, Airlines, BP, Chevron, ConocoPhillips and Valero Marketing-Status:  Before a FERC settlement judge.

Trailblazer Pipeline Company LLC

On July 7, 2010, our subsidiary Trailblazer Pipeline Company LLC refunded a total of approximately $0.7 million to natural gas shippers covering the period January 1, 2010 through May 31, 2010 as part of a settlement reached with shippers to eliminate the December 1, 2009 rate filing obligation contained in its Docket No. RP03-162 rate case settlement.  As part of the agreement with shippers, Trailblazer commenced billing reduced tariff rates as of June 1, 2010 with an additional reduction in tariff rates that took effect January 1, 2011.

Kinder Morgan Interstate Gas Transmission LLC Section 5 Proceeding

On November 18, 2010, our subsidiary KMIGT was notified by the FERC of a proceeding against it pursuant to Section 5 of the Natural Gas Act.  The proceeding set for hearing a determination of whether KMIGT's current rates, which were approved by the FERC in KMIGT's last transportation rate case settlement, remain just and reasonable.  The FERC made no findings in its order as to what would constitute just and reasonable rates or a reasonable return for KMIGT.  A proceeding under Section 5 of the Natural Gas Act is prospective in nature and any potential change in rates charged customers by KMIGT can only occur after the FERC has issued a final order.  Prior to that, an administrative law judge presides over an evidentiary hearing and makes an initial decision (which the FERC has directed to be issued within 47 weeks).

On March 23, 2011, the Chief Judge suspended the procedural schedule in this proceeding because all parties reached a settlement in principle that will resolve all issues set for hearing.  On May 5, 2011, KMIGT filed a formal settlement document, referred to in this Note as the Settlement and which is supported or not opposed by all parties of record, and on September 22, 2011, the FERC approved the Settlement.

The Settlement resolves all issues in the proceeding and provides shippers on KMIGT's system with prospective reductions in the fuel and gas and lost and unaccounted for rates, referred to as the Fuel Retention Factors, effective June 1, 2011.  The Settlement results in a 27% reduction in the Fuel Retention Factors billed to shippers effective June 1, 2011, as compared to the Fuel Retention Factors approved and in effect on March 1, 2011.  The Settlement also provides for a second stepped reduction, resulting in a total 30% reduction in the Fuel Retention Factors billed to shippers and effective January 1, 2012, for certain segments of the former Pony Express pipeline system.  Except for these reductions to the Fuel Retention Factors, other transportation and storage rates will not be altered by the Settlement.

California Public Utilities Commission Proceedings

We have previously reported ratemaking and complaint proceedings against SFPP pending with the CPUC.  The ratemaking and complaint cases generally involve challenges to rates charged by SFPP for intrastate transportation of refined petroleum products through its pipeline system in the state of California and request prospective rate adjustments and refunds with respect to tariffed and previously untariffed charges for certain pipeline transportation and related services.  These matters have been consolidated and assigned to two administrative law judges.

On April 6, 2010, a CPUC administrative law judge issued a proposed decision in several intrastate rate cases involving SFPP and a number of its shippers.  The proposed decision includes determinations on issues, such as SFPP's entitlement to an income tax allowance and allocation of environmental expenses, which we believe are contrary both to CPUC policy and precedent and to established federal regulatory policies for pipelines.  Moreover, the proposed decision orders refunds relating to these issues where the underlying rates were previously deemed reasonable by the CPUC, which we believe to be contrary to California law.  SFPP filed comments on May 3, 2010 outlining what it believes to be the errors in law and fact within the proposed decision, and on May 5, 2010, SFPP made oral arguments before the full CPUC.  On November 12, 2010, an alternate proposed decision was issued.

On May 26, 2011, the CPUC issued an order adopting the proposed decision, which would eliminate from SFPP's transportation rates an allowance for income taxes on income generated by SFPP.  The order also calls for partial refund of rates charged to shippers that were previously deemed reasonable by the CPUC.  The order would only affect rates for SFPP's intrastate pipeline service within the state of California and would have no effect on SFPP's interstate rates, which do include such an allowance under orders of the FERC and opinions of the U.S. Court of Appeals for the District of Columbia.  SFPP has filed a request for rehearing by the CPUC of the May 26, 2011 order, which remains pending before the CPUC.

On June 22, 2011, a CPUC administrative law judge issued a proposed decision substantially reducing SFPP's authorized cost of service, requiring SFPP's prospective rates to be reduced to reflect the authorized cost of service, and ordering SFPP to pay refunds from May 24, 2007 to the present of revenues collected in excess of the authorized cost of service.  SFPP filed comments on the proposed decision on June 22, 2011, outlining what it believes to be errors in law and fact in the proposed decision, including the requirement that refunds be made from May 24, 2007.  By subsequent ruling of the administrative law judge, the referenced proposed decision has been withdrawn.  The ruling indicated that a revised proposed decision would be issued at an unspecified date, subject to comments from the parties and a request for oral argument before the full CPUC.

Based on our review of these CPUC proceedings and the shipper comments thereon, we estimate that the shippers are requesting approximately $375.0 million in reparation payments and approximately $30.0 million in annual rate reductions.  The actual amount of reparations will be determined through further proceedings at the CPUC and we believe that the appropriate application of the May 26, 2011 CPUC order and the June 22, 2011 administrative law decision will result in a considerably lower amount.  In addition, further procedural steps, including motions for rehearing and writ of review to California's Court of Appeals, will be taken with respect to these decisions.  We do not expect any reparations that we would pay in these matters to have an impact on our distributions to our limited partners.

In September 2011, with respect to certain cases, we made refund payments of $18.4 million to various intrastate shippers pursuant to orders received from the CPUC.

Carbon Dioxide Litigation

Colorado Severance Tax Assessment

On September 16, 2009, the Colorado Department of Revenue issued three Notices of Deficiency to our subsidiary Kinder Morgan CO2.  The Notices of Deficiency assessed additional state severance tax against Kinder Morgan CO2 with respect to carbon dioxide produced from the McElmo Dome unit for tax years 2005, 2006, and 2007.  The total amount of tax assessed was $5.7 million, plus interest of $1.0 million, plus penalties of $1.7 million.  Kinder Morgan CO2 protested the Notices of Deficiency and paid the tax and interest under protest.  Kinder Morgan CO2 is now awaiting the Colorado Department of Revenue's response to the protest.

Montezuma County, Colorado Property Tax Assessment

In November of 2009, the County Treasurer of Montezuma County, Colorado, issued to Kinder Morgan CO2, as operator of the McElmo Dome unit, retroactive tax bills for tax year 2008, in the amount of $2 million.  Of this amount, 37.2% is attributable to Kinder Morgan CO2's interest.  The retroactive tax bills were based on the assertion that a portion of the actual value of the carbon dioxide produced from the McElmo Dome unit was omitted from the 2008 tax roll due to an alleged over statement of transportation and other expenses used to calculate the net taxable value. Kinder Morgan CO2 paid the retroactive tax bills under protest and filed petitions for a refund of the taxes paid under protest.  A hearing on our petition occurred on December 19, 2011 before the Montezuma County Board of County Commissioners, and we await the Board's decision.

Other

In addition to the matters listed above, audits and administrative inquiries concerning Kinder Morgan CO2's payments on carbon dioxide produced from the McElmo Dome and Bravo Dome units are currently ongoing.  These audits and inquiries involve federal agencies, the states of Colorado and New Mexico, and county taxing authorities in the state of Colorado.

Commercial Litigation Matters

Union Pacific Railroad Company Easements

SFPP and UPRR are engaged in a proceeding to determine the extent, if any, to which the rent payable by SFPP for the use of pipeline easements on rights-of-way held by UPRR should be adjusted pursuant to existing contractual arrangements for the ten year period beginning January 1, 2004 (Union Pacific Railroad Company v. Santa Fe Pacific Pipelines, Inc., SFPP, L.P., Kinder Morgan Operating L.P. "D", Kinder Morgan G.P., Inc., et al., Superior Court of the State of California for the County of Los Angeles, filed July 28, 2004).  In February 2007, a trial began to determine the amount payable for easements on UPRR rights-of-way.  The trial has concluded.  In September 2011, the judge determined that the annual rent payable as of January 1, 2004 was $14.8 million, subject to annual consumer price index increases.  SFPP intends to appeal the judge's determination, but if that determination is upheld, SFPP would owe approximately $73.9 million in back rent.  Accordingly, in 2011, we recorded a $69.7 million expense and increased our rights-of-way liability related to this legal matter.

SFPP and UPRR are also engaged in multiple disputes over the circumstances under which SFPP must pay for a relocation of its pipeline within the UPRR right-of-way and the safety standards that govern relocations.  In July 2006, a trial before a judge regarding the circumstances under which SFPP must pay for relocations concluded, and the judge determined that SFPP must pay for any relocations resulting from any legitimate business purpose of the UPRR.  SFPP appealed this decision, and in December 2008, the appellate court affirmed the decision.  In addition, UPRR contends that SFPP must comply with the more expensive AREMA standards in determining when relocations are necessary and in completing relocations.  Each party is seeking declaratory relief with respect to its positions regarding the application of these standards with respect to relocations.  A trial occurred in the fourth quarter of 2011, with a verdict having been reached that SFPP was obligated to comply with AREMA standards in connection with a railroad project in Beaumont Hills, California.  SFPP is evaluating is post-trial and appellate options.

Since SFPP does not know UPRR's plans for projects or other activities that would cause pipeline relocations, it is difficult to quantify the effects of the outcome of these cases on SFPP.  Even if SFPP is successful in advancing its positions, significant relocations for which SFPP must nonetheless bear the expense (i.e., for railroad purposes, with the standards in the federal Pipeline Safety Act applying) would have an adverse effect on our financial position, our results of operations, and our cash flows.  These effects would be even greater in the event SFPP is unsuccessful in one or more of these litigations.

Severstal Sparrows Point Crane Collapse

On June 4, 2008, a bridge crane owned by Severstal Sparrows Point, LLC and located in Sparrows Point, Maryland collapsed while being operated by KMBT.  According to our investigation, the collapse was caused by unexpected, sudden and extreme winds.  On June 24, 2009, Severstal filed suit against KMBT in the United States District Court for the District of Maryland, cause no. WMN 09CV1668.  Severstal alleges that KMBT was contractually obligated to replace the collapsed crane and that its employees were negligent in failing to properly secure the crane prior to the collapse.  Severstal seeks unspecified damages for value of the crane and lost profits.  KMBT denies each of Severstal's allegations.

The Premcor Refining Group, Inc. v. Kinder Morgan Energy Partners, L.P. and Kinder Morgan Petcoke, L.P.; Arbitration in Houston, Texas

On August 12, 2010, Premcor filed a demand for arbitration against us and our subsidiary Kinder Morgan Petcoke, L.P., collectively referred to as Kinder Morgan, asserting claims for breach of contract.  Kinder Morgan performs certain petroleum coke handling operations at the Port Arthur, Texas refinery that is the subject of the claim.  The arbitration was administered by the American Arbitration Association in Dallas, Texas.  Premcor alleged that Kinder Morgan breached its contract with Premcor by failing to properly manage the water level in the pit of a coker unit at a refinery owned by Premcor, failing to name Premcor as an additional insured, and failing to indemnify Premcor for claims brought against Premcor by PACC.  PACC is a wholly owned subsidiary of Premcor.  PACC brought its claims against Premcor in a previous separate arbitration seeking to recover damages allegedly suffered by PACC when a pit wall of a coker unit collapsed at its refinery.  PACC obtained an arbitration award against Premcor in the amount of $50.3 million, plus post-judgment interest.  Premcor was seeking to hold Kinder Morgan liable for the award.  Premcor was also seeking to recover an additional $11.4 million of alleged losses and damages in excess of the amount it owes to PACC.  The final arbitration hearing concluded on October 3, 2011.  On October 21, 2011, we received the arbitrator's findings of fact and rulings of law, which determined that Kinder Morgan has no liability for damages with respect to the claims asserted by PACC in the prior arbitration or by Premcor in the present arbitration.  The matter is now concluded.

Pipeline Integrity and Releases

From time to time, despite our best efforts, our pipelines experience leaks and ruptures.  These leaks and ruptures may cause explosions, fire, and damage to the environment, damage to property and/or personal injury or death.  In connection with these incidents, we may be sued for damages caused by an alleged failure to properly mark the locations of our pipelines and/or to properly maintain our pipelines.  Depending upon the facts and circumstances of a particular incident, state and federal regulatory authorities may seek civil and/or criminal fines and penalties.

Westridge Release, Burnaby, British Columbia

On July 24, 2007, a third-party contractor installing a sewer line for the City of Burnaby struck a crude oil pipeline segment included within our Trans Mountain pipeline system near its Westridge terminal in Burnaby, British Columbia, resulting in a release of approximately 1,400 barrels of crude oil.  The release impacted the surrounding neighborhood, several homes and nearby Burrard Inlet.  No injuries were reported.  To address the release, we initiated a comprehensive emergency response in collaboration with, among others, the City of Burnaby, the British Columbia Ministry of Environment, the National Energy Board (Canada), and the National Transportation Safety Board (Canada).  Cleanup and environmental remediation is complete, and we have received a British Columbia Ministry of Environment Certificate of Compliance confirming complete remediation.

Kinder Morgan Canada, Inc. commenced a lawsuit against the parties it believes were responsible for the third party strike, and a number of other parties have commenced related actions.  All of the outstanding litigation was settled without assignment of fault on April 8, 2011.  Kinder Morgan Canada has recovered the majority of its expended costs in responding to the third party strike.

On July 22, 2009, the British Columbia Ministry of Environment issued regulatory charges against the third-party contractor, the engineering consultant to the sewer line project, Kinder Morgan Canada Inc., and our subsidiary Trans Mountain L.P.  The British Columbia Ministry of Environment claims that the parties charged caused the release of crude oil, and in doing so were in violation of various sections of the Environmental, Fisheries and Migratory Bird Act.  On October 3, 2011, our subsidiary, Trans Mountain L.P., and each of the City of Burnaby's contractor and engineering consultant agreed to enter a plea of guilty to one count of The Environmental Management Act.  Each party agreed to pay a $1,000 fine and will contribute approximately $0.1 million into a British Columbia environmental trust fund to be used for projects that benefit the environment and wildlife.  In addition, Trans Mountain agreed to donate $0.1 million to BC Common Ground Alliance to further develop and deliver education to contractors for working safely around pipelines.  The Court confirmed the decision on November 10, 2011.  All amounts have been paid, and all matters related to both the civil and regulatory action have been concluded.

Perth Amboy, New Jersey Tank Release

In May 2011, the PHMSA issued a Notice of Probable Violation, Proposed Civil Penalty and Proposed Compliance Order, or NOPV, to KMLT.  The notice alleges violations of PHMSA's regulations related to an October 28, 2009 tank release from our Perth Amboy, New Jersey liquids terminal.  No product left the company's property, and additionally, there were no injuries, no impact to the adjacent community or public, and no fire as a result of the release.  The notice proposes a penalty of approximately $0.4 million.  KMLT is pursuing an administrative appeal of the NOPV.

Central Florida Pipeline Release, Tampa, Florida

On July 22, 2011, our subsidiary Central Florida Pipeline LLC reported a refined petroleum products release on a section of its 10-inch diameter pipeline near Tampa, Florida.  The pipeline carries jet fuel and diesel to Orlando and was carrying jet fuel at the time of the incident.  There was no fire and no injuries associated with the incident.  We immediately began clean up operations in coordination with federal, state and local agencies.  The cause of the incident is outside force damage.

General

Although no assurance can be given, we believe that we have meritorious defenses to the actions set forth in this note and, to the extent an assessment of the matter is reasonably possible, if it is probable that a liability has been incurred and the amount of loss can be reasonably estimated, we believe that we have established an adequate reserve to cover potential liability.

Additionally, although it is not possible to predict the ultimate outcomes, we also believe, based on our experiences to date and the reserves we have established, that the ultimate resolution of these matters will not have a material adverse impact on our business, financial position, results of operations or distributions to limited partners.  As of December 31, 2011 and December 31, 2010, we have recorded a total reserve for legal fees, transportation rate cases and other litigation liabilities in the amount of $331.9 million and $169.8 million, respectively.  The reserve is primarily related to various claims from regulatory proceedings arising from our West Coast products pipeline transportation rates, and the contingent amount is based on both the circumstances of probability and reasonability of dollar estimates.  The overall change in the reserve from December 31, 2010 includes both payments of $81.4 million in 2011 (for interstate and California intrastate transportation rate settlements on our Pacific operations' pipelines) that reduced the liability, and a $251.8 million decrease in earnings in 2011(largely associated with rate case liability adjustments that resulted in both increases in expense and decreases in revenues), which increased the liability.  We regularly assess the likelihood of adverse outcomes resulting from these claims in order to determine the adequacy of our liability provision.

Environmental Matters

New Jersey Department of Environmental Protection v. Occidental Chemical Corporation, et al. (Defendants), Maxus Energy Corp. and Tierra Solutions, Inc. (Third Party Plaintiffs) v. 3M Company et al., Superior Court of New Jersey, Law Division - Essex County, Docket No. L-9868-05

The NJDEP sued Occidental Chemical and others under the New Jersey Spill Act for contamination in the Newark Bay Complex including numerous waterways and rivers.  Occidental et al. then brought in approximately 300 third party defendants for contribution.  NJDEP claimed damages related to forty years of discharges of TCDD (form of dioxin), DDT and "other hazardous substances."  GATX Terminals Corporation (n/k/a/ KMLT) was brought in as a third party defendant because of the noted hazardous substances language and because the Carteret, New Jersey facility (former GATX Terminals facility) is located on the Arthur Kill River, one of the waterways included in the litigation.  This case was filed against third party defendants in 2009.  The Judge issued his trial plan for this case during the first quarter of 2011.  According to the trial plan, he allowed the State to file summary judgment motions against Occidental, Maxus and Tierra on liability issues immediately.  Numerous third party defendants filed motions to dismiss, which were denied, and now have filed interlocutory appeals from those motions.  KMLT is part of the third party defendant Joint Defense Group.  We have filed an Answer and initial disclosures.  The Judge put off trial of Maxus/Tierra's claims against the third party defendants until April 2013 with damages to be tried in September 2013.

Portland Harbor Superfund Site, Willamette River, Portland, Oregon

In December 2000, the U.S. EPA sent out General Notice letters to potentially responsible parties including GATX Terminals Corporation (n/k/a KMLT).  At that time, GATX owned two liquids terminals along the lower reach of the Willamette River, an industrialized area known as Portland Harbor.  Portland Harbor is listed on the National Priorities List and is designated as a Superfund Site under CERCLA.  The major potentially responsible parties formed what is known as the Lower Willamette Group (LWG), of which KMLT is a non-voting member and pays a minimal fee to be part of the group.  The LWG agreed to conduct the Remedial Investigation and Feasibility Study leading to the proposed remedy for cleanup of the Portland Harbor site.  Once the U.S. EPA determines the cleanup remedy from the remedial investigations and feasibility studies conducted during the last decade at the site, it will issue a Record of Decision. Currently, KMLT and 90 other parties are involved in an allocation process to determine each party's respective share of the cleanup costs.  This is a non-judicial allocation process.  We are participating in the allocation process on behalf of both KMLT and KMBT.  Each entity has two facilities located in Portland Harbor.  We expect the allocation to conclude in 2013 or 2014, depending upon when the U.S. EPA issues its Record of Decision.

Roosevelt Irrigation District v. Kinder Morgan G.P., Kinder Morgan Energy Partners, L.P. , U.S. District Court, Arizona

This is a CERCLA case brought against a number of defendants by a water purveyor whose wells have allegedly been contaminated due to the presence of number of contaminants.  The Roosevelt Irrigation District is seeking up to $175 million from approximately 70 defendants.  The plume of contaminates has traveled under Kinder Morgan's Phoenix Terminal.  The plaintiffs have advanced a novel theory that the releases of petroleum from the Phoenix Terminal (which are exempt under the petroleum exclusion under CERCLA) have facilitated the natural degradation of certain hazardous substances and thereby have resulted in a release of hazardous substances regulated under CERCLA.  We are part of a joint defense group consisting of other terminal operators at the Phoenix Terminal including Chevron, BP, Salt River Project, Shell and a number of others, collectively referred to as the terminal defendants.  Together, we filed a motion to dismiss all claims based on the petroleum exclusion under CERCLA.  This case was recently assigned to a new judge, who has deemed all previous motions withdrawn and will grant leave to re-file such motions at a later date.  We plan to re-file the motion to dismiss as well as numerous summary judgment motions.

Casper and Douglas, EPA Notice of Violation

In March 2011, the EPA conducted inspections of several environmental programs at the Douglas and Casper Gas Plants in Wyoming.  In June 2011, we received two letters from the EPA alleging violations at both gas plants of the Risk

Management Program requirements under the Clean Air Act.  We are cooperating with the EPA and working with the EPA to resolve these allegations.

The City of Los Angeles v. Kinder Morgan Liquids Terminals, LLC, Shell Oil Company, Equilon Enterprises LLC;  California Superior Court, County of Los Angeles, Case No. NC041463

KMLT is a defendant in a lawsuit filed in 2005 alleging claims for environmental cleanup costs at the former Los Angeles Marine Terminal in the Port of Los Angeles.  The lawsuit was stayed beginning in 2009 and remains stayed through the end of 2011.  A hearing was held on December 13, 2010 to hear the City's motion to remove the litigation stay.   At the hearing, the judge denied the motion to lift the stay without prejudice.  At the next case management conference held on June 13, 2011, the judge again continued the full litigation stay.  The Court continued the last case management conference until summer 2012. During the stay, the parties deemed responsible by the local regulatory agency have worked with that agency concerning the scope of the required cleanup and are now starting a sampling and testing program at the site. The local regulatory agency issued specific cleanup goals in early 2010, and two of those parties, including KMLT, have appealed those cleanup goals to the state water board.  The state water board has not yet taken any action with regard to our appeal petitions.

Plaintiff's Third Amended Complaint alleges that future environmental cleanup costs at the former terminal will exceed $10 million, and that the plaintiff's past damages exceed $2 million.  No trial date has yet been set.

Exxon Mobil Corporation v. GATX Corporation, Kinder Morgan Liquids Terminals, LLC and ST Services, Inc.

On April 23, 2003, Exxon Mobil Corporation filed a complaint in the Superior Court of New Jersey, Gloucester County.  The lawsuit relates to environmental remediation obligations at a Paulsboro, New Jersey liquids terminal owned by ExxonMobil from the mid-1950s through November 1989, by GATX Terminals Corp. from 1989 through September 2000, and later owned by Support Terminals and Pacific Atlantic Terminals, LLC.  The terminal is now owned by Plains Products, and it too is a party to the lawsuit.

The complaint seeks any and all damages related to remediating all environmental contamination at the terminal, and, according to the New Jersey Spill Compensation and Control Act, treble damages may be available for actual dollars incorrectly spent by the successful party in the lawsuit.  The parties engaged in court ordered mediation in 2008 through 2009, which did not result in settlement.  The trial judge has issued a Case Management Order and the parties are actively engaged in discovery.

On June 25, 2007, the NJDEP, the Commissioner of the New Jersey Department of Environmental Protection and the Administrator of the New Jersey Spill Compensation Fund, referred to collectively as the plaintiffs, filed a complaint against Exxon Mobil Corporation and KMLT, formerly known as GATX Terminals Corporation, alleging natural resource damages related to historic contamination at the Paulsboro terminal.  The complaint was filed in Gloucester County, New Jersey.  Both ExxonMobil and KMLT filed third party complaints against Support Terminals/Plains seeking to bring Support Terminals/Plains into the case.  Support Terminals/Plains filed motions to dismiss the third party complaints, which were denied.  Support Terminals/Plains is now joined in the case, and it filed an Answer denying all claims.  The court has consolidated the two cases.  All private parties and the state participated in two mediation conferences in 2010.

In December 2010, KMLT and Plains Products entered into an agreement in principle with the NJDEP for settlement of the state's alleged natural resource damages claim. The parties then entered into a Consent Judgment which was subject to public notice and comment and court approval. The natural resource damage settlement includes a monetary award of $1.1 million and a series of remediation and restoration activities at the terminal site.  KMLT and Plains Products have joint responsibility for this settlement.  Simultaneously, KMLT and Plains Products entered into a settlement agreement that settled each parties' relative share of responsibility (50/50) to the NJDEP under the Consent Judgment noted above. The Consent Judgment is now entered with the Court and the settlement is final.  Now Plains will begin conducting remediation activities at the site and KMLT will provide oversight and 50% of the costs.  The settlement with the state does not resolve the original complaint brought by ExxonMobil, however we are now approaching settlement discussions with ExxonMobil. There is no trial date set.

Mission Valley Terminal Lawsuit

In August 2007, the City of San Diego, on its own behalf and purporting to act on behalf of the People of the State of California, filed a lawsuit against us and several affiliates seeking injunctive relief and unspecified damages allegedly resulting from hydrocarbon and MTBE impacted soils and groundwater beneath the City's stadium property in San Diego arising from historic operations at the Mission Valley terminal facility.  The case was filed in the Superior Court of California, San Diego County, case number 37-2007-00073033-CU-OR-CTL.  On September 26, 2007, we removed the case to the United States District Court, Southern District of California, case number 07CV1883WCAB.  The City disclosed in discovery that it is seeking approximately $170 million in damages for alleged lost value/lost profit from the redevelopment of the City's property and alleged lost use of the water resources underlying the property.  Later, in 2010, the City amended its initial disclosures to add claims for restoration of the site as well as a number of other claims that increased their claim for damages to approximately $365 million.

The Court issued a Case Management Order on January 6, 2011, setting dates for completion of discovery and setting a trial date. In April, 2011, the parties filed a joint stipulation to extend the discovery schedule by approximately 3 months. In December 2011, the parties again entered into a joint stipulation to extend the various schedules in the Court's Case Management Order. Now, the parties must complete all fact discovery by March 23, 2012.  The parties participated in a  mandatory settlement conference in November 2, 2011 but did not make any headway in settling the case. The  trial is set for February 12, 2013.  We have been and will continue to aggressively defend this action.  This site has been, and currently is, under the regulatory oversight and order of the California Regional Water Quality Control Board. We continue to be in compliance with this agency order as we conduct an extensive remediation effort at the City's stadium property site.

Kinder Morgan, EPA Section 114 Information Request

On January 8, 2010, Kinder Morgan Inc., on behalf of Natural Gas Pipeline Company of America LLC, Horizon Pipeline Company and Rockies Express Pipeline LLC, received a Clean Air Act Section 114 information request from the U.S. EPA, Region V.  This information request requires that the three affiliated companies provide the U.S. EPA with air permit and various other information related to their natural gas pipeline compressor station operations located in Illinois, Indiana, and Ohio.  The affiliated companies have responded to the request and believe the relevant natural gas compressor station operations are in substantial compliance with applicable air quality laws and regulations.

Notice of Proposed Debarment

In April 2011, we received Notices of Proposed Debarment from the U.S. EPA SDD.  The Notices propose the debarment of us (along with four of our subsidiaries), Kinder Morgan, Inc., Kinder Morgan G.P., Inc., and Kinder Morgan Management, LLC, from participation in future federal contracting and assistance activities.  The Notices allege that certain of the respondents' past environmental violations indicate a lack of present responsibility warranting debarment.  Our objective is to fully comply with all applicable legal requirements and to operate our assets in accordance with our processes, procedures and compliance plans.  We are performing better than industry averages in our incident rates and in our safety performance, all of which is publicly reported on our internet website.  We take environmental compliance very seriously, and look forward to demonstrating our present responsibility to the U.S. EPA SDD through this administrative process and we are engaged in discussions with the U.S. EPA SDD with the goal of resolving this matter in a cooperative fashion.  We do not anticipate that the resolution of this matter will have a material adverse impact on our business, financial position, results of operations or cash flows.

Other Environmental

We are subject to environmental cleanup and enforcement actions from time to time.  In particular, CERCLA generally imposes joint and several liability for cleanup and enforcement costs on current and predecessor owners and operators of a site, among others, without regard to fault or the legality of the original conduct, subject to the right of a liable party to establish a "reasonable basis" for apportionment of costs.  Our operations are also subject to federal, state and local laws and regulations relating to protection of the environment.  Although we believe our operations are in substantial compliance with applicable environmental law and regulations, risks of additional costs and liabilities are inherent in pipeline, terminal and carbon dioxide field and oil field operations, and there can be no assurance that we will not incur significant costs and liabilities.  Moreover, it is possible that other developments, such as increasingly stringent environmental laws, regulations and enforcement policies under the terms of authority of those laws, and claims for damages to property or persons resulting from our operations, could result in substantial costs and liabilities to us.

We are currently involved in several governmental proceedings involving alleged violations of environmental and safety regulations.  As we receive notices of non-compliance, we negotiate and settle these matters.  We do not believe that these alleged violations will have a material adverse effect on our business, financial position, results of operations or cash flows.

We are also currently involved in several governmental proceedings involving groundwater and soil remediation efforts under administrative orders or related state remediation programs.  We have established a reserve to address the costs associated with the cleanup.

In addition, we are involved with and have been identified as a potentially responsible party in several federal and state superfund sites.  Environmental reserves have been established for those sites where our contribution is probable and reasonably estimable.  In addition, we are from time to time involved in civil proceedings relating to damages alleged to have occurred as a result of accidental leaks or spills of refined petroleum products, natural gas liquids, natural gas and carbon dioxide.  See "-Pipeline Integrity and Releases" above for additional information with respect to ruptures and leaks from our pipelines.

General

Although it is not possible to predict the ultimate outcomes, we believe that the resolution of the environmental matters set forth in this note will not have a material adverse effect on our business, financial position, results of operations or cash flows.  However, we are not able to reasonably estimate when the eventual settlements of these claims will occur, and changing circumstances could cause these matters to have a material adverse impact.  As of December 31, 2011, we have accrued an environmental reserve of $74.7 million, and we believe that these pending environmental matters will not have a material adverse impact on our business, financial position, results of operations or cash flows.  In addition, as of December 31, 2011, we have recorded a receivable of $5.3 million for expected cost recoveries that have been deemed probable.  As of December 31, 2010, our environmental reserve totaled $74.7 million and our estimated receivable for environmental cost recoveries totaled $8.6 million.  Additionally, many factors may change in the future affecting our reserve estimates, such as (i) regulatory changes; (ii) groundwater and land use near our sites; and (iii) changes in cleanup technology.

Other

We are a defendant in various lawsuits arising from the day-to-day operations of our businesses.  Although no assurance can be given, we believe, based on our experiences to date and taking into account established reserves, that the ultimate resolution of such items will not have a material adverse impact on our business, financial position, results of operations or cash flows.

Regulatory Matters	12 Months Ended
Dec. 31, 2011
Regulatory Matters [Abstract]
Regulatory Matters
17.  Regulatory Matters

The tariffs we charge for transportation on our interstate common carrier pipelines are subject to rate regulation by the FERC, under the Interstate Commerce Act.  The Interstate Commerce Act requires, among other things, that interstate petroleum products pipeline rates be just and reasonable and nondiscriminatory.  Pursuant to FERC Order No. 561, effective January 1, 1995, interstate petroleum products pipelines are able to change their rates within prescribed ceiling levels that are tied to an inflation index.  FERC Order No. 561-A, affirming and clarifying Order No. 561, expanded the circumstances under which interstate petroleum products pipelines may employ cost-of-service ratemaking in lieu of the indexing methodology, effective January 1, 1995.  For each of the years ended December 31, 2011, 2010 and 2009, the application of the indexing methodology did not significantly affect tariff rates on our interstate petroleum products pipelines.

Below is a brief description of our ongoing regulatory matters, including any material developments that occurred during 2011.

Kinder Morgan Interstate Gas Transmission Pipeline - Franklin to Hastings Expansion Project

KMIGT has filed a prior notice request to expand and replace certain mainline pipeline facilities to create up to 10,000 dekatherms per day of firm transportation capacity to serve an ethanol plant located near Aurora, Nebraska.  The estimated cost of the facilities is $18.4 million.  The project was constructed and went into service on April 14, 2011.

FERC Natural Gas Fuel Tracker Proceedings

Trailblazer Pipeline Company LLC- Docket Nos. RP11-1939 and RP11-2168

On April 28, 2011, the FERC issued an Order Rejecting Tariff Record and Denying Waiver in Trailblazer Pipeline Company LLC's annual fuel tracker filing at Docket No. RP11-1939-000.  The order required Trailblazer to make a compliance filing for its annual Expansion Fuel Adjustment Percentage (EFAP) pursuant to its tariff.  In its previous two annual tracker filings, Trailblazer received authorization by the FERC to defer collection of its fuel deferred account until a future period by granting a waiver of various fuel tracker provisions.  In the Docket No. RP11-1939 filing, Trailblazer again asked for tariff waivers that would defer the collection of its fuel deferred account to a future period, which the FERC denied.  Trailblazer has filed for rehearing of the FERC's April 28, 2011 order, which is pending before the FERC.

On May 2, 2011, Trailblazer filed to re-determine its EFAP in compliance with the April 28, 2011 order, implementing a revised EFAP rate of 8.14%, which included the proposed recovery of the deferred account.  On May 18, 2011, the FERC issued an order rejecting the May 2, 2011 filing, on the basis that the filing to implement a revised EFAP must be accomplished as a new proceeding, not as a compliance filing.  Trailblazer has filed for rehearing of the May 18, 2011 order, which is also pending before the FERC.

On June 3, 2011, Trailblazer filed in a new proceeding, Docket No. RP11-2168-000, revised tariff records to redetermine its EFAP, with a proposed effective date of July 1, 2011.  Trailblazer included three EFAP rate options.  In addition, under two of the options, Trailblazer proposed to continue to defer collection of the deferred account until a future date.  In an order dated July 1, 2011, referred to in this Note as the July 1 Order, the FERC rejected the two options to defer recovery of the deferred account and accepted the option that included recovery of the entire deferred account.  Specifically, the FERC approved an EFAP rate of 8.69%, subject to refund, effective July 1, 2011 and established hearing proceedings to determine the appropriate throughput, revenue and cost data to use for determining the EFAP and the composition, accounting and proposed recovery methodology for amounts in the deferred account.  In the July 1 Order, the FERC determined that Trailblazer could not charge negotiated rate shippers a fuel rate above the caps established in their negotiated rate agreements with Trailblazer and that operation of the cap was not an issue for hearing.  As a result of this determination, Trailblazer recognized a $13.1 million operating expense in the second quarter of 2011 for the amount of the deferred costs that is potentially attributable to the negotiated rate shippers.  Trailblazer sought rehearing of the July 1 Order, and a prehearing conference held on July 14, 2011 established a procedural schedule that results in a hearing in April 2012.

Trailblazer and the active parties protesting this proceeding have been engaged in extensive settlement discussions that have resulted in settlement agreements and amendments to their negotiated rate agreements, which have been filed with the FERC.  In order to facilitate such discussions, Trailblazer filed motions to suspend the procedural schedule to allow the parties time to finalize their settlements, which were granted by the Chief Judge.  The FERC has issued orders accepting Trailblazer's negotiated rate filings with the protesting parties.  On December 15, 2011, Trailblazer filed a motion to terminate the hearing procedure to resolve the issues raised in the proceeding and avoid the need for a hearing.  As part of its motion, Trailblazer proposed certain concessions, including foregoing recovery of the deferred account balance accumulated through May 6, 2012, reducing the EFAP rate effective January 1, 2011 to reflect removal of amounts in such account, and withdrawing the pending requests for rehearing in Docket Nos. RP11-1939-000 and RP11-2168-000.  On December 21, 2011, the administrative law judge issued an Initial Decision, stating that there are no issues in the case for him to decide in light of Trailblazer's concessions and ordered that the FERC rule on the remainder of the motion to terminate the proceedings.  On December 29, 2011, given the non-opposition to the motion to terminate and the issuance of the Initial Decision, Trailblazer filed to reduce its EFAP from 8.69% to 4.78% effective January 1, 2012.  The motion to terminate is pending before the FERC.

Trailblazer Pipeline Company LLC - Docket No. RP11-2295-000

On July 25, 2011, Trailblazer filed, in Docket No. RP11-2295-000, to apply the EFAP rate to additional classes of shippers, including interruptible transportation, backhaul transportation, and overrun transportation to be effective September 1, 2011.  On August 31, 2011, the FERC issued an order rejecting Trailblazer's proposed tariff records on the basis that the tariff changes are contrary to Trailblazer's Docket No. RP10-492-000 Settlement and violate the prohibition against retroactive ratemaking by proposing to charge shippers for under-recoveries that occurred prior to the effective date of the tariff provision.  Trailblazer has filed for rehearing of the August 31, 2011 order, which is pending before the FERC.  Furthermore, Trailblazer does not expect the entire fuel tracker proceedings discussed above to have a material adverse impact on its business, financial position, results of operations or cash flows.

Rockies Express Pipeline LLC

On March 1, 2011, Rockies Express Pipeline LLC made its annual filing to revise its fuel lost and unaccounted for percentage, referred to as its FL&U rate, applicable to its shippers effective April 1, 2011.  In this filing, Rockies Express requested an increase in its FL&U rate due to a decline in the price of natural gas used to index its FL&U rate that had resulted in a fuel tracker receivable balance as of December 31, 2010.  Rockies Express proposed two options to allow it to recover these costs.

On March 30, 2011, the FERC notified Rockies Express that it had rejected the first option and that the second option, while accepted effective April 1, 2011, was under further FERC review.  This event caused Rockies Express to reconsider the recoverability of a portion of its fuel tracker receivable balance that would have been recovered from one shipper. Therefore, in the first quarter of 2011, Rockies Express reduced its fuel tracker receivable balance by $8.2 million and  recorded the same amount as additional operations and maintenance expense.

Products Pipelines and Natural Gas Pipelines Regulatory Proceedings

For information on our pipeline regulatory proceedings, see Note 16 "Litigation, Environmental and Other Contingencies-Federal Energy Regulatory Commission Proceedings" and "-California Public Utilities Commission Proceedings."

Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements
18.  Recent Accounting Pronouncements

Accounting Standards Updates

None of the Accounting Standards Updates (ASU) that we adopted and that became effective January 1, 2011 had a material impact on our consolidated financial statements.

ASU No. 2011-04

On May 12, 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs."  This ASU amends U.S. generally accepted accounting principles (U.S. GAAP) and results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and international financial reporting standards (IFRS).  The amendments in this ASU change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements; however, the amendment's requirements do not extend the use of fair value accounting, and for many of the requirements, the FASB did not intend for the amendments to result in a change in the application of the requirements in the "Fair Value Measurement" Topic of the Codification.  Additionally, ASU No. 2011-04 includes some enhanced disclosure requirements, including an expansion of the information required for Level 3 fair value measurements.  For us, ASU No. 2011-04 was effective January 1, 2012, and the adoption of this ASU did not have a material impact on our consolidated financial statements.

ASU Nos. 2011-05 and 2011-12

On June 16, 2011, the FASB issued ASU No. 2011-05, "Comprehensive Income (Topic 220): Presentation of Comprehensive Income."  This ASU eliminates the current option to report other comprehensive income and its components in the statement of changes in equity (statement of partners' capital for us).  An entity can elect to present items of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements.

ASU No. 2011-05 also requires reclassifications of items out of accumulated other comprehensive income to net income to be measured and presented by income statement line item in both the statement where net income is presented and the statement where other comprehensive income is presented.  However, on December 23, 2011, the FASB issued ASU No. 2011-12, "Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" to defer this new requirement.  For us, both ASU No. 2011-05 and ASU No. 2011-12 were effective January 1, 2012.  Since these ASUs pertain to presentation and disclosure requirements only, the adoption of these ASUs did not have a material impact on our consolidated financial statements.

ASU No. 2011-08

On September 15, 2011, the FASB issued ASU No. 2011-8, "Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment."  This ASU allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test prescribed by current accounting principles.  However, the quantitative impairment test is required if an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount.  An entity can choose to perform the qualitative assessment on none, some or all of its reporting units.  Moreover, an entity can bypass the qualitative assessment for any reporting unit in any period and proceed directly to the quantitative goodwill impairment test, and then resume performing the qualitative assessment in any subsequent period.  For us, ASU No. 2011-8 was effective January 1, 2012, and the adoption of this ASU did not have a material impact on our consolidated financial statements.  Furthermore, we perform our annual goodwill impairment test on May 31 each year, and we do not expect the adoption of this ASU to have a material impact on our May 31, 2012 goodwill impairment test.

ASU No. 2011-09

On September 21, 2011, the FASB issued ASU No. 2011-9, "Compensation-Retirement Benefits-Multiemployer Plans (Subtopic 715-80): Disclosures about an Employer's Participation in a Multiemployer Plan."  The amendments in this ASU require that employers provide, on an annual basis, additional separate disclosures for all individually significant multiemployer pension plans and multiemployer other postretirement benefit plans.  The revisions do not change the current recognition and measurement guidance for an employer's participation in a multiemployer plan.  For us, ASU No. 2011-9 was effective December 31, 2011; however, because we consider our overall multi-employer pension plan liability exposure and multi-employer pension plan contributions to be minimal in relation to the value of our total consolidated assets and net income (and not material to our consolidated financial statements), the adoption of this ASU did not have a material impact on our consolidated financial statements.

ASU No. 2011-11

On December 16, 2011, the FASB issued ASU No. 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities."  This ASU requires disclosures to provide information to help reconcile differences in the offsetting requirements under U.S. GAAP and IFRS.  The disclosure requirements of this ASU mandate that entities disclose both gross and net information about financial instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions subject to an enforceable master netting arrangement or similar agreement.  ASU No. 2011-11 also requires disclosure of collateral received and posted in connection with master netting arrangements or similar arrangements.  The scope of this ASU includes derivative contracts, repurchase agreements, and securities borrowing and lending arrangements.  Entities are required to apply the amendments of ASU No. 2011-11 for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  All disclosures provided by those amendments are required to be provided retrospectively for all comparative periods presented.  We are currently reviewing the effect of ASU No. 2011-11.

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data (Unaudited) [Abstract]
Quarterly Financial Data (Unaudited)
19.  Quarterly Financial Data (Unaudited)

	Operating Revenues	Operating Income	Income from Continuing Operations	Income from Discontinued Operations	Net Income
	(In millions)
2011
First Quarter(a)	$1,916.9	$377.3	$290.5	$50.4	$340.9
Second Quarter(b)	1,937.7	271.1	192.6	39.3	231.9
Third Quarter(c)	2,111.0	414.8	160.6	55.7	216.3
Fourth Quarter	1,923.4	494.1	423.2	56.1	479.3
2010
First Quarter(d)	$2,048.1	$246.5	$164.7	$62.7	$227.4
Second Quarter	1,884.4	409.9	307.1	58.0	365.1
Third Quarter	1,972.5	375.5	269.6	52.8	322.4
Fourth Quarter	1,833.8	428.1	350.5	61.7	412.2

	Limited Partners' Interest in:
	Income from Continuing Operations	Income from Discontinued Operations	Net Income
Limited Partners' income (loss) per unit:
2011
First Quarter	$0.02	$0.16	$0.18
Second Quarter	(0.31)	0.12	(0.19)
Third Quarter	(0.42)	0.17	(0.25)
Fourth Quarter	0.35	0.16	0.51
2010
First Quarter	$(0.29)	$0.21	$(0.08)
Second Quarter	0.70	0.18	0.88
Third Quarter	0.01	0.16	0.17
Fourth Quarter	0.23	0.19	0.42
____________

(a)
First quarter 2011 includes an $87.1 million increase in expense allocated to us from KMI and associated with a one-time special cash bonus payment paid to non-senior management employees in May 2011; however, we do not have any obligation, nor did we pay any amounts related to this expense.

(b)	Second quarter 2011 includes a $165.0 million increase in expense associated with rate case liability adjustments.
(c)
Third quarter 2011 includes a $167.2 million loss from the remeasurement of our previously held 50% equity interest in KinderHawk Field Services LLC to fair value, and a $69.3 million increase in expense primarily associated with rights-of-way lease payment liability adjustments.

(d)	First quarter 2010 includes a $158.0 million increase in expense associated with rate case liability adjustments.

Supplemental Information on Oil and Gas Producing Activities (Unaudited)	12 Months Ended
Dec. 31, 2011
Supplemental Information on Oil and Gas Producing Activities (Unaudited) [Abstract]
Supplemental Information on Oil and Gas Producing Activities (Unaudited)
20.  Supplemental Information on Oil and Gas Producing Activities (Unaudited)

Operating statistics from our oil and gas producing activities for each of the years 2011, 2010 and 2009 are shown in the following table:

Results of Operations for Oil and Gas Producing Activities - Unit Prices and Costs

	Year Ended December 31,
	2011	2010	2009
Consolidated Companies(a)
Production costs per barrel of oil equivalent(b)(c)(d)	$15.37	$12.58	$11.44
Crude oil production (MBbl/d)	34.2	35.5	37.4
SACROC crude oil production (MBbl/d)	23.8	24.3	25.1
Yates crude oil production (MBbl/d)	9.6	10.7	11.8

Natural gas liquids production (MBbl/d)(d)	3.5	5.8	5.4
Natural gas liquids production from gas plants(MBbl/d)(e)	5.0	4.2	4.0
Total natural gas liquids production(MBbl/d)	8.5	10.0	9.4
SACROC natural gas liquids production (MBbl/d)(d)	3.3	5.5	5.3
Yates natural gas liquids production (MBbl/d)(d)	0.2	0.2	0.1

Natural gas production (MMcf/d)(d)(f)	1.5	1.4	0.9
Natural gas production from gas plants(MMcf/d)(e)(f)	0.5	1.9	0.7
Total natural gas production(MMcf/d)(f)	2.0	3.3	1.6
Yates natural gas production (MMcf/d)(d)(f)	1.4	1.3	0.8

Average sales prices including hedge gains/losses:
Crude oil price per Bbl(g)	$69.73	$59.96	$49.55
Natural gas liquids price per Bbl(g)	$65.65	$50.34	$37.70
Natural gas price per Mcf(h)	$3.86	$4.08	$3.45
Total natural gas liquids price per Bbl(e)	$65.61	$51.03	$37.96
Total natural gas price per Mcf(e)	$3.76	$4.10	$3.53
Average sales prices excluding hedge gains/losses:
Crude oil price per Bbl(g)	$92.61	$76.93	$59.03
Natural gas liquids price per Bbl(g)	$65.65	$50.34	$37.70
Natural gas price per Mcf(h)	$3.86	$4.08	$3.45
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)
Computed using production costs, excluding transportation costs, as defined by the SEC.  Natural gas volumes were converted to barrels of oil equivalent using a conversion factor of six mcf of natural gas to one barrel of oil.

(c)	Production costs include labor, repairs and maintenance, materials, supplies, fuel and power, and general and administrative expenses directly related to oil and gas producing activities.
(d)	Includes only production attributable to leasehold ownership.
(e)	Includes production attributable to our ownership in processing plants and third party processing agreements.
(f)	Excludes natural gas production used as fuel.
(g)	Hedge gains/losses for crude oil and natural gas liquids are included with crude oil.
(h)	Natural gas sales were not hedged.

The following three tables provide supplemental information on oil and gas producing activities, including (i) capitalized costs related to oil and gas producing activities; (ii) costs incurred for the acquisition of oil and gas producing properties and for exploration and development activities; and (iii) the results of operations from oil and gas producing activities.

Our capitalized costs consisted of the following (in millions):

Capitalized Costs Related to Oil and Gas Producing Activities

	As of December 31,
	2011	2010	2009
Consolidated Companies(a)
Wells and equipment, facilities and other	$3,103.6	$2,676.8	$2,428.6
Leasehold	352.3	352.3	352.6
Total proved oil and gas properties	3,455.9	3,029.1	2,781.2
Unproved property(b)	34.3	88.3	10.2
Accumulated depreciation and depletion	(2,288.0)	(1,901.0)	(1,501.1)
Net capitalized costs	$1,202.2	$1,216.4	$1,290.3
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries. Includes capitalized asset retirement costs and associated accumulated depreciation.
(b)	The unproved amounts consist of capitalized costs related to the Katz Unit, which is in the initial stages of the carbon dioxide flooding operation.

For each of the years 2011, 2010 and 2009, our costs incurred for property acquisition, exploration and development were as follows (in millions):

Costs Incurred in Exploration, Property Acquisitions and Development

	Year Ended December 31,
	2011	2010	2009
Consolidated Companies(a)
Property acquisitions - proved oil and gas properties	$-	$-	$5.3
Development	372.8	326.0	330.3
____________

(a)
Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.  During 2011, we spent $89.0 million on development costs related to the Katz field unit, which was in the initial stages of the carbon dioxide flooding operation.  As of December 31, 2011, capitalized costs related to unproved property for the Katz unit was $34.3 million.  No exploration costs were incurred for the periods reported.

Our results of operations from oil and gas producing activities for each of the years 2011, 2010 and 2009 are shown in the following table (in millions):

Results of Operations for Oil and Gas Producing Activities

	Year Ended December 31,
	2011	2010	2009
Consolidated Companies(a)
Revenues(b)	$993.0	$903.2	$767.0
Expenses:
Production costs	245.8	229.5	188.8
Other operating expenses(c)	79.5	62.7	53.3
Depreciation, depletion and amortization expenses	394.1	406.3	441.4
Total expenses	719.4	698.5	683.5
Results of operations for oil and gas producing activities	$273.6	$204.7	$83.5
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Revenues include losses attributable to our hedging contracts of $285.2 million, $219.9 million and $129.5 million for each of the years ended December 31, 2011, 2010 and 2009, respectively.
(c)	Consists primarily of carbon dioxide expense.

Supplemental information is also provided for the following three items (i) estimated quantities of proved oil and gas reserves; (ii) the standardized measure of discounted future net cash flows associated with proved oil and gas reserves; and (iii) a summary of the changes in the standardized measure of discounted future net cash flows associated with proved oil and gas reserves.

The technical persons responsible for preparing the reserves estimates presented in this Note meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the standards pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers.  They are independent petroleum engineers, geologists, geophysicists, and petrophysicists; they do not own an interest in our oil and gas properties; and we do not employ them on a contingent basis.  Our employee who is primarily responsible for overseeing Netherland, Sewell and Associate, Inc.'s preparation of the reserves estimates is a registered Professional Engineer in the states of Texas and Kansas with a Doctorate of Engineering from the University of  Kansas.  He is a member of the Society of Petroleum Engineers and has over 25 years of professional engineering experience.

The reserves estimates shown herein have been independently evaluated by Netherland, Sewell & Associates, Inc. (NSAI), a worldwide leader of petroleum property analysis for industry and financial organizations and government agencies.  NSAI was founded in 1961 and performs consulting petroleum engineering services under Texas Board of Professional Engineers Registration No. F-2699.  Within NSAI, the technical persons primarily responsible for preparing the estimates set forth in the NSAI reserves report incorporated herein are Mr. Derek Newton and Mr. Mike Norton.  Mr. Newton has been practicing consulting petroleum engineering at NSAI since 1997.  Mr. Newton is a Licensed Professional Engineer in the State of Texas (No. 97689) and has over 26 years of practical experience in petroleum engineering, with over 14 years experience in the estimation and evaluation of reserves.  He graduated from University College, Cardiff, Wales, in 1983 with a Bachelor of Science Degree in Mechanical Engineering and from Strathclyde University, Scotland, in 1986 with a Master of Science Degree in Petroleum Engineering.  Mr. Norton has been practicing consulting petroleum geology at NSAI since 1989.  Mr. Norton is a Licensed Professional Geoscientist in the State of Texas, Geology (No. 441) and has over 30 years of practical experience in petroleum geosciences, with over 22 years experience in the estimation and evaluation of reserves.  He graduated from Texas A&M University in 1978 with a Bachelor of Science Degree in Geology.  Both technical principals meet or exceed the education, training, and experience requirements set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers; both are proficient in judiciously applying industry standard practices to engineering and geoscience evaluations as well as applying SEC and other industry reserves definitions and guidelines.

We believe the geologic and engineering data examined provides reasonable assurance that the proved reserves are recoverable in future years from known reservoirs under existing economic and operating conditions.  Estimates of proved reserves are subject to change, either positively or negatively, as additional information becomes available and contractual and economic conditions change.

Furthermore, our management is responsible for establishing and maintaining adequate internal control over financial reporting, which includes the estimation of our oil and gas reserves.  We maintain internal controls and guidance to ensure the reliability of our crude oil, natural gas liquids and natural gas reserves estimations, as follows:

-	no employee's compensation is tied to the amount of recorded reserves;

-
we follow comprehensive SEC compliant internal policies to determine and report proved reserves, and our reserve estimates are made by experienced oil and gas reservoir engineers or under their direct supervision;

-
we review our reported proved reserves at each year-end, and at each year-end, our CO2 business segment managers and our Vice President (President, CO2) review all significant reserves changes and all new proved developed and undeveloped reserves additions; and

-	our CO2 business segment reports independently of our four remaining reportable business segments.

For more information on our controls and procedures, see Item 9A "Controls and Procedures-Management's Report on Internal Control Over Financial Reporting" included in our Annual Report on Form 10-K for the year ended December 31, 2011.

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, that is, current prices and costs calculated as of the date the estimate is made.  Pricing is applied based upon the twelve month unweighted arithmetic average of the first day of the month price for the year.  Future development and production costs are determined based upon actual cost at year-end.  Proved developed reserves are the quantities of crude oil, natural gas liquids and natural gas expected to be recovered through existing investments in wells and field infrastructure under current operating conditions.  Proved undeveloped reserves require additional investments in wells and related infrastructure in order to recover the production.

As of December 31, 2009, we had 47.0 million barrels of crude oil and 2.7 million barrels of natural gas liquids classified as proved developed reserves.  Also as of year end 2009, we had 33.8 million barrels of crude oil and 3.2 million barrels of natural gas liquids classified as proved undeveloped reserves.  Total proved reserves as of December 31, 2009 were 80.8 million barrels of oil and 5.9 million barrels of natural gas liquids.

During 2010, production from the fields totaled 13.0 million barrels of crude oil and 2.1 million barrels of natural gas liquids.  In addition, we incurred $248.0 million in capital costs which resulted in the development of 10.0 million barrels of crude oil and 1.3 million barrels of natural gas liquids and their transfer from the proved undeveloped category to the proved developed category.  These reclassifications reflect the transfer of 29.6% of crude oil and 39.9% of natural gas liquids from the proved undeveloped reserves reported as of December 31, 2009 to the proved developed classification of reserves reported as of December 31, 2010.

Also during 2010, previous estimates of proved developed reserves were revised upwards by 12.3 million barrels of crude oil and 0.4 million barrels of natural gas liquids, and proved undeveloped reserves were revised upward by 4.0 million barrels of crude oil and 0.7 million barrels of natural gas liquids.  Almost 90 percent of the revisions were associated with our third party oil and gas consultants revising the methodology used to estimate reserves for our Yates Field Unit in order to take greater account of the reservoir mechanisms associated with carbon dioxide injection, for which there are now seven years of history.  The revised methodology used to forecast the Yates Field Unit future performance utilizes a volume balance that is based on a correlation of historical production to observed oil saturations and reservoir volume factors during the life of the Yates Field Unit, with emphasis on the period from 1996 through 2010.  A portion of these revisions were attributed to utilizing a higher prescribed oil price basis to calculate reserves ($75.96 per barrel for year end 2010 versus $57.65 per barrel for year end 2009).

These revisions to our previous estimates, as well as the transfer of proved undeveloped reservers to the proved developed category as discussed above, resulted in the percentage of proved undeveloped reserves decreasing from 42.6% at year end 2009 to 33.9% at year end 2010.  After giving effect to production and revisions to previous estimates during 2010, total proved reserves of crude oil increased by 3.3 million barrels and total proved reserves of natural gas liquids decreased by 1.1 million barrels.

As of December 31, 2010, we had 56.4 million barrels of crude oil and 2.2 million barrels of natural gas liquids classified as proved developed reserves.  Also, as of year end 2010, we had 27.8 million barrels of crude oil and 2.6 million barrels of natural gas liquids classified as proved undeveloped reserves.  Total proved reserves as of December 31, 2010, were 84.2 million barrels of crude oil and 4.9 million barrels of natural gas liquids.

During 2011, production from the fields totaled 12.5 million barrels of crude oil and 1.3 million barrels of natural gas liquids.  For 2011, we incurred $372.8 million in capital costs, and in prior years, we incurred $43.6 million in capital costs related to the Katz field unit.  Combined, these capital investments resulted in the development of 7.3 million barrels of crude oil and 0.9 million barrels of natural gas liquids and their transfer from the proved undeveloped category to the proved developed category.  We also developed 3.0 million barrels of crude oil and 0.0 million barrels of natural gas liquids reserves with the development of the Katz (Strawn) unit CO2 flood where the produced gas containing natural gas liquids is injected with the CO2.  The reclassifications from proved undeveloped to proved developed reserves reflect the transfer of 26.2% of crude oil and 35.2% of natural gas liquids from the proved undeveloped reserves reported as of December 31, 2010 to the proved developed classification of reserves reported as of December 31, 2011. The developed reserves for the Katz (Strawn) unit CO2 flood represent 5.4% of of proved developed reserves.

Also during 2011, previous estimates of proved developed reserves were revised upwards by 1.4 million barrels of crude oil and 0.0 million barrels of natural gas liquids, and proved undeveloped reserves were revised upward by 3.3 million barrels of crude oil and 0.6 million barrels of natural gas liquids.    These revisions are attributed to utilizing a higher prescribed oil price basis ($92.71 per barrel for year end 2011 versus $75.96 per barrel for year end 2010) and higher projected CO2 flood recoveries resulting from updated performance at SACROC used to calculate reserves.  All natural gas reserves are associated with crude oil production and are not impacted by gas pricing.

These revisions to our previous estimates, as well as the transfer of proved undeveloped reservers to the proved developed category as discussed above, resulted in the percentage of proved undeveloped reserves decreasing from 33.9% at year end 2010 to 31.0% at year end 2011.  After giving effect to production and revisions to previous estimates during 2011, total proved reserves of crude oil decreased by 4.7 million barrels and total proved reserves of natural gas liquids decreased by 0.7 million barrels.

As of December 31, 2011, we had 55.7 million barrels of crude oil and 1.8 million barrels of natural gas liquids classified as proved developed reserves.  Also, as of year end 2011, we had 23.8 million barrels of crude oil and 2.3 million barrels of natural gas liquids classified as proved undeveloped reserves.  Total proved reserves as of December 31, 2011, were 79.4 million barrels of crude oil and 4.1 million barrels of natural gas liquids.  We currently expect that the proved undeveloped reserves we report as of December 31, 2011 will be developed within the next five years.

During 2011, we filed estimates of our oil and gas reserves for the year 2010 with the Energy Information Administration of the U. S. Department of Energy on Form EIA-23.  The data on Form EIA-23 was presented on a different basis, and included 100% of the oil and gas volumes from our operated properties only, regardless of our net interest.  The difference between the oil and gas reserves reported on Form EIA-23 and those reported in this Note exceeds 5%.

The following Reserve Quantity Information table discloses estimates, as of December 31, 2011, of proved crude oil, natural gas liquids and natural gas reserves, prepared by Netherland, Sewell and Associates, Inc. (independent oil and gas consultants), of Kinder Morgan CO2 Company, L.P. and its consolidated subsidiaries' interests in oil and gas properties, all of which are located in the state of Texas.  This data has been prepared using current prices and costs, as discussed above, and the estimates of reserves and future revenues in this Note conform to the guidelines of the U.S. Securities and Exchange Commission (SEC).

Reserve Quantity Information

	Consolidated Companies(a)
	Crude Oil (MBbls)	NGLs (MBbls)	Natural Gas (MMcf)(b)
Proved developed and undeveloped reserves:
As of December 31, 2008	78,579	6,860	1,274
Revisions of previous estimates(c)	15,900	1,018	(293)
Production	(13,688)	(1,995)	(298)
Purchases of reserves in place	53	37	15
As of December 31, 2009	80,844	5,920	698
Revisions of previous estimates(d)	16,294	1,059	2,923
Production	(12,962)	(2,116)	(523)
As of December 31, 2010	84,176	4,863	3,098
Revisions of previous estimates(e)	4,719	567	687
Improved recovery(f)	3,018	-	-
Production	(12,466)	(1,285)	(544)
As of December 31, 2011	79,447	4,145	3,241

Proved developed reserves:
As of December 31, 2009	47,058	2,665	698
As of December 31, 2010	56,423	2,221	3,098
As of December 31, 2011	55,652	1,823	3,241

Proved undeveloped reserves:
As of December 31, 2009	33,786	3,255	-
As of December 31, 2010	27,753	2,642	-
As of December 31, 2011	23,795	2,322	-
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Natural gas reserves are computed at 14.65 pounds per square inch absolute and 60 degrees fahrenheit.
(c)	Predominantly due to higher product prices resulting in an expanded economic carbon dioxide project area.
(d)	Predominantly due to higher product prices used to determine reserve volumes and the change in methodology discussed above.

(e)	Predominantly due to higher product prices used to determine reserve volumes.
(f)	Represents volumes added with the development of the Katz (Strawn) unit carbon dioxide flood.

The standardized measure of discounted cash flows and summary of the changes in the standardized measure computation from year-to-year are prepared in accordance  with the "Extractive Activities-Oil and Gas" Topic of the Codification.  The assumptions that underly the computation of the standardized measure of discounted cash flows, presented in the table below, may be summarized as follows:

-	the standardized measure includes our estimate of proved crude oil, natural gas liquids and natural gas reserves and projected future production volumes based upon year-end economic conditions;

-	pricing is applied based upon the 12 month unweighted arithmetic average of the first day of the month price for the year;

-	future development and production costs are determined based upon actual cost at year-end;

-	the standardized measure includes projections of future abandonment costs based upon actual costs at year-end; and

-	a discount factor of 10% per year is applied annually to the future net cash flows.

Our standardized measure of discounted future net cash flows from proved reserves were as follows (in millions):

Standardized Measure of Discounted Future Net Cash Flows From
Proved Oil and Gas Reserves

	As of December 31,
	2011	2010	2009
Consolidated Companies(a)
Future cash inflows from production	$7,648.1	$6,665.8	$4,898.0
Future production costs	(2,806.5)	(2,387.9)	(1,951.5)
Future development costs(b)	(1,443.0)	(1,433.7)	(1,179.7)
Undiscounted future net cash flows	3,398.6	2,844.2	1,766.8
10% annual discount	(1,204.6)	(946.6)	(503.5)
Standardized measure of discounted future net cash flows	$2,194.0	$1,897.6	$1,263.3
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Includes abandonment costs.

The following table represents our estimate of changes in the standardized measure of discounted future net cash flows from proved reserves (in millions):

Changes in the Standardized Measure of Discounted Future Net Cash Flows From
Proved Oil and Gas Reserves

	As of December 31,
	2011	2010	2009
Consolidated Companies(a)
Present value as of January 1	$1,897.6	$1,263.3	$658.4
Changes during the year:
Revenues less production and other costs(b)	(949.5)	(828.2)	(652.7)
Net changes in prices, production and other costs(b)	696.9	890.0	915.7
Development costs incurred	416.4	248.0	330.3
Net changes in future development costs	(316.7)	(296.6)	(445.4)
Improved recovery	10.2	-	-
Revisions of previous quantity estimates(c)	257.1	494.2	391.1
Accretion of discount	182.0	126.9	65.9
Net change for the year	296.4	634.3	604.9
Present value as of December 31	$2,194.0	$1,897.6	$1,263.3
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Excludes the effect of losses attributable to our hedging contracts of $285.2 million, $219.9 million and $129.5 million for each of the years ended December 31, 2011, 2010 and 2009, respectively.
(c)
2011 revisions were primarily due to higher product prices used to determine reserve volumes and the addition of the Katz (Strawn) carbon dioxide flood.  2010 revisions were primarily due to higher product prices used to determine reserve volumes and the change in methodology discussed above.  2009 revisions were primarily due to higher product prices resulting in an expanded economic carbon dioxide project area.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Cash equivalents
Cash Equivalents

We define cash equivalents as all highly liquid short-term investments with original maturities of three months or less.

Restricted Deposits

As of December 31, 2011 none of our cash was set aside or restricted for some special purpose.  Cash held in escrow is restricted cash, and as of December 31, 2010, we deposited $50.0 million into a third-party escrow account to comply with contractual stipulations related to our purchase of an initial equity investment in Watco Companies, LLC.  We reported this amount separately as "Restricted deposits" on our accompanying consolidated balance sheet.  In January 2011, the funds were released from escrow and we used the cash for our investment.  For additional information on this investment, see Note 6 "Investments."

Accounts receivable
Accounts Receivable

The amounts reported as "Accounts, notes and interest receivable, net" on our accompanying consolidated balance sheets as of December 31, 2011 and 2010 primarily consist of amounts due from third party payors (unrelated entities).  For information on receivables due to us from related parties, see Note 11.

Our policy for determining an appropriate allowance for doubtful accounts varies according to the type of business being conducted and the customers being served.  Generally, we make periodic reviews and evaluations of the appropriateness of the allowance for doubtful accounts based on a historical analysis of uncollected amounts, and we

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record adjustments as necessary for changed circumstances and customer-specific information.  When specific receivables are determined to be uncollectible, the reserve and receivable are relieved.  The following table shows the balance in the allowance for doubtful accounts and activity for the years ended December 31, 2011, 2010 and 2009 (in millions):

Valuation and Qualifying Accounts
Allowance for doubtful accounts	Balance at beginning of period	Additions charged to costs and expenses	Additions charged to other accounts	Deductions(a)	Balance at end of period

Year ended December 31, 2011	$6.8	$0.2	$-	$(1.2)	$5.8

Year ended December 31, 2010	$5.4	$2.3	$-	$(0.9)	$6.8

Year ended December 31, 2009	$6.1	$0.5	$-	$(1.2)	$5.4
____________

(a)	Deductions represent the write-off of receivables and currency translation adjustments.

In addition, the balances of "Accrued other current liabilities" in our accompanying consolidated balance sheets include amounts related to customer prepayments of approximately $5.6 million as of December 31, 2011 and $7.1 million as of December 31, 2010.

Notes Receivable

The amounts reported as "Notes receivable" on our accompanying consolidated balance sheets as of December 31, 2011 and 2010 primarily consist of amounts due from related parties.  For more information about these amounts, see Note 11 "Related Party Transactions-Notes Receivable."

Inventories
Inventories

Our inventories of products consist of natural gas liquids, refined petroleum products, natural gas, carbon dioxide and coal.  We report these assets at the lower of weighted-average cost or market.

As of December 31, 2011 and 2010, the value of natural gas in our underground storage facilities under the weighted-average cost method was $61.8 million and $2.2 million, respectively, and we reported these amounts separately as "Gas in underground storage" in our accompanying consolidated balance sheets.  We report materials and supplies inventories at cost, and periodically review for physical deterioration and obsolescence.

Gas imbalances
Gas Imbalances

We value gas imbalances due to or due from interconnecting pipelines at the lower of cost or market, per our quarterly imbalance valuation procedures.  Gas imbalances represent the difference between customer nominations and actual gas receipts from, and gas deliveries to, our interconnecting pipelines and shippers under various operational balancing and shipper imbalance agreements.  Natural gas imbalances are either settled in cash or made up in-kind subject to the pipelines' various tariff provisions.  As of both December 31, 2011 and 2010, our gas imbalance receivables-including both trade and related party receivables-totaled $18.8 million, and we included these amounts within "Other current assets" on our accompanying consolidated balance sheets.  As of December 31, 2011 and 2010, our gas imbalance payables-including both trade and related party payables-totaled $9.7 million and $7.7 million, respectively, and we included these amounts within "Accrued other current liabilities" on our accompanying consolidated balance sheets.

Property, plant and equipment
Property, Plant and Equipment

Capitalization, Depreciation and Depletion and Disposals

We report property, plant and equipment at its acquisition cost.  We expense costs for maintenance and repairs in the period incurred.  As discussed below, for assets used in our oil and gas producing activities or in our unregulated bulk and liquids terminal activities, the cost of property, plant and equipment sold or retired and the related depreciation are removed from our balance sheet in the period of sale or disposition, and we record any related gains and losses from sales or retirements to income or expense accounts.  For our pipeline system assets, we generally charge the original cost of property sold or retired to accumulated depreciation and amortization, net of salvage and cost of removal.  We do not

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include retirement gain or loss in income except in the case of significant retirements or sales.  Gains and losses on minor system sales, excluding land, are recorded to the appropriate accumulated depreciation reserve.  Gains and losses for operating systems sales and land sales are booked to income or expense accounts in accordance with regulatory accounting guidelines.

We generally compute depreciation using the straight-line method based on estimated economic lives; however, for certain depreciable assets, we employ the composite depreciation method, applying a single depreciation rate for a group of assets.  Generally, we apply composite depreciation rates to functional groups of property having similar economic characteristics.  The rates range from 1.6% to 12.5%, excluding certain short-lived assets such as vehicles.  Depreciation estimates are based on various factors, including age (in the case of acquired assets), manufacturing specifications, technological advances and historical data concerning useful lives of similar assets.  Uncertainties that impact these estimates included changes in laws and regulations relating to restoration and abandonment requirements, economic conditions, and supply and demand in the area.  When assets are put into service, we make estimates with respect to useful lives (and salvage values where appropriate) that we believe are reasonable.  However, subsequent events could cause us to change our estimates, thus impacting the future calculation of depreciation and amortization expense.  Historically, adjustments to useful lives have not had a material impact on our aggregate depreciation levels from year to year.

Our oil and gas producing activities are accounted for under the successful efforts method of accounting.  Under this method costs that are incurred to acquire leasehold and subsequent development costs are capitalized.  Costs that are associated with the drilling of successful exploration wells are capitalized if proved reserves are found.  Costs associated with the drilling of exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of certain non-producing leasehold costs are expensed as incurred.  The capitalized costs of our producing oil and gas properties are depreciated and depleted by the units-of-production method.  Other miscellaneous property, plant and equipment are depreciated over the estimated useful lives of the asset.

A gain on the sale of  property, plant and equipment used in our oil and gas producing activities or in our bulk and liquids terminal activities is calculated as the difference between the cost of the asset disposed of, net of depreciation, and the sales proceeds received.  A gain on an asset disposal is recognized in income in the period that the sale is closed.  A loss on the sale of  property, plant and equipment is calculated as the difference between the cost of the asset disposed of, net of depreciation, and the sales proceeds received or the maket value if the asset is being held for sale.  A loss is recognized when the asset is sold or when the net cost of an asset held for sale is greater than the market value of the asset.

In addition, we engage in enhanced recovery techniques in which carbon dioxide is injected into certain producing oil reservoirs.  In some cases, the acquisition cost of the carbon dioxide associated with enhanced recovery is capitalized as part of our development costs when it is injected.  The acquisition cost associated with pressure maintenance operations for reservoir management is expensed when it is injected.  When carbon dioxide is recovered in conjunction with oil production, it is extracted and re-injected, and all of the associated costs are expensed as incurred.  Proved developed reserves are used in computing units of production rates for drilling and development costs, and total proved reserves are used for depletion of leasehold costs.  The units-of-production rate is determined by field.

As discussed in "-Inventories" above, we own and maintain natural gas in underground storage as part of our inventory. This component of our inventory represents the portion of gas stored in an underground storage facility generally known as working gas, and represents an estimate of the portion of gas in these facilities available for routine injection and withdrawal.  In addition to this working gas, underground gas storage reservoirs contain injected gas which is not routinely cycled but, instead, serves the function of maintaining the necessary pressure to allow efficient operation of the facility.  This gas, generally known as cushion gas, is divided into the categories of recoverable cushion gas and unrecoverable cushion gas, based on an engineering analysis of whether the gas can be economically removed from the storage facility at any point during its life.  The portion of the cushion gas that is determined to be unrecoverable is considered to be a permanent part of the facility itself (thus, part of our "Property, plant and equipment, net" balance in our accompanying consolidated balance sheets), and this unrecoverable portion is depreciated over the facility's estimated useful life.  The portion of the cushion gas that is determined to be recoverable is also considered a component of the facility but is not depreciated because it is expected to ultimately be recovered and sold.

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Impairments

We measure long-lived assets that are to be disposed of by sale at the lower of book value or fair value less the cost to sell, and we review for the impairment of long-lived assets whenever events or changes in circumstances indicate that our carrying amount of an asset may not be recoverable.  We would recognize an impairment loss when estimated future cash flows expected to result from our use of the asset and its eventual disposition is less than its carrying amount.

We evaluate our oil and gas producing properties for impairment of value on a field-by-field basis or, in certain instances, by logical grouping of assets if there is significant shared infrastructure, using undiscounted future cash flows based on total proved and risk-adjusted probable and possible reserves.  For the purpose of impairment testing, adjustments for the inclusion of risk-adjusted probable and possible reserves, as well as forward curve pricing, will cause impairment calculation cash flows to differ from the amounts presented in our supplemental information on oil and gas producing activities disclosed in Note 20.

Oil and gas producing properties deemed to be impaired are written down to their fair value, as determined by discounted future cash flows based on total proved and risk-adjusted probable and possible reserves or, if available, comparable market values.  Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment.

Allowance for funds used during construction/capitalized interest
Allowance for Funds Used During Construction/Capitalized Interest

Included in the cost of our qualifying property, plant and equipment is (i) an allowance for funds used during construction (AFUDC) or upgrade for assets regulated by the Federal Energy Regulatory Commission; or (ii) capitalized interest.  The primary difference between AFUDC and capitalized interest is that AFUDC may include a component for equity funds, while capitalized interest does not.  AFUDC on debt, as well as capitalized interest, represents the estimated cost of capital, from borrowed funds, during the construction period that is not immediately expensed, but instead is treated as an asset (capitalized) and amortized to expense over time in our income statements.  Total AFUDC on debt and capitalized interest in 2011, 2010 and 2009 was $14.5 million, $12.5 million and $32.9 million, respectively.  Similarly, AFUDC on equity represents an estimate of the cost of capital funded by equity contributions, and in the years ended December 31, 2011, 2010 and 2009, we also capitalized $0.2 million, $0.7 million and $22.7 million, respectively, of equity AFUDC.

Asset Retirement Obligations Policy [Text Block]
Asset Retirement Obligations

We record liabilities for obligations related to the retirement and removal of long-lived assets used in our businesses.  We record, as liabilities, the fair value of asset retirement obligations on a discounted basis when they are incurred, which is typically at the time the assets are installed or acquired.  Amounts recorded for the related assets are increased by the amount of these obligations.  Over time, the liabilities increase due to the change in their present value, and the initial capitalized costs are depreciated over the useful lives of the related assets.  The liabilities are eventually extinguished when the asset is taken out of service.  ] ] [ For more information on our asset retirement obligations, see Note 5 "Property, Plant and Equipment-Asset Retirement Obligations."

Equity method of accounting
Equity Method of Accounting

We account for investments-which we do not control but do have the ability to exercise significant influence-by the equity method of accounting.  Under this method, our equity investments are carried originally at our acquisition cost, increased by our proportionate share of the investee's net income and by contributions made, and decreased by our proportionate share of the investee's net losses and by distributions received.

Goodwill
Goodwill

Goodwill represents the excess of the cost of an acquisition price over the fair value of acquired net assets, and such amounts are reported separately as "Goodwill" on our accompanying consolidated balance sheets.  Our total goodwill was $1,436.2 million as of December 31, 2011, and $1,233.6 million as of December 31, 2010.  Goodwill cannot be amortized, but instead must be tested for impairment annually or on an interim basis if events or circumstances indicate that the fair value of the asset has decreased below its carrying value.

We perform our goodwill impairment test on May 31 of each year.  There were no impairment charges resulting from our May 31, 2011, 2010 or 2009 impairment testing, and no event indicating an impairment has occurred subsequent to May 31, 2011.

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If a significant portion of one of our business segments is disposed of (that also constitutes a business), we would allocate goodwill based on the relative fair values of the portion of the segment being disposed of and the portion of the segment remaining.  We would then perform an impairment test of the goodwill in the remaining portion of the segment after the goodwill allocation to ensure that the segment could support the remaining goodwill.  For more information on our goodwill, see Note 7.

Revenue recognition policies
Revenue Recognition Policies

We recognize revenues as services are rendered or goods are delivered and, if applicable, title has passed.  We generally sell natural gas under long-term agreements, generally based on Houston Ship Channel index posted prices.  In some cases, we sell natural gas under short-term agreements at prevailing market prices.  In all cases, we recognize natural gas sales revenues when the natural gas is sold to a purchaser at a fixed or determinable price, delivery has occurred and title has transferred, and collectability of the revenue is reasonably assured.  The natural gas we market is primarily purchased gas produced by third parties, and we market this gas to power generators, local distribution companies, industrial end-users and national marketing companies.  We recognize gas gathering and marketing revenues in the month of delivery based on customer nominations and generally, our natural gas marketing revenues are recorded gross, not net of cost of gas sold.

In addition to storing and transporting a significant portion of the natural gas volumes we purchase and resell, we provide various types of natural gas storage and transportation services for third-party customers.  The natural gas remains the property of these customers at all times.  In many cases, generally described as firm service, the customer pays a two-part rate that includes (i) a fixed fee reserving the right to transport or store natural gas in our facilities; and (ii) a per-unit rate for volumes actually transported or injected into/withdrawn from storage.  The fixed-fee component of the overall rate is recognized as revenue in the period the service is provided.  The per-unit charge is recognized as revenue when the volumes are delivered to the customers' agreed upon delivery point, or when the volumes are injected into/withdrawn from our storage facilities.

In other cases, generally described as interruptible service, there is no fixed fee associated with the services because the customer accepts the possibility that service may be interrupted at our discretion in order to serve customers who have purchased firm service.  In the case of interruptible service, revenue is recognized in the same manner utilized for the per-unit rate for volumes actually transported under firm service agreements.  In addition to our firm and interruptible transportation services, we also provide natural gas balancing services to assist customers in managing short-term gas surpluses or deficits.  Revenues are recognized based on the terms negotiated under these contracts.

We provide crude oil transportation services and refined petroleum products transportation and storage services to customers.  Revenues are recorded when products are delivered and services have been provided, and adjusted according to terms prescribed by the toll settlements with shippers and approved by regulatory authorities.

We recognize bulk terminal transfer service revenues based on volumes loaded and unloaded.  We recognize liquids terminal tank rental revenue ratably over the contract period.  We recognize liquids terminal throughput revenue based on volumes received and volumes delivered.  Liquids terminal minimum take-or-pay revenue is recognized at the end of the contract year or contract term depending on the terms of the contract.  We recognize transmix processing revenues based on volumes processed or sold, and if applicable, when title has passed.  We recognize energy-related product sales revenues based on delivered quantities of product.

Revenues from the sale of crude oil, natural gas liquids, carbon dioxide and natural gas production are recorded using the entitlement method.  Under the entitlement method, revenue is recorded when title passes based on our net interest.  We record our entitled share of revenues based on entitled volumes and contracted sales prices.  Since there is a ready market for oil and gas production, we sell the majority of our products soon after production at various locations, at which time title and risk of loss pass to the buyer.  As a result, we maintain a minimum amount of product inventory in storage.

Environmental matters
Environmental Matters

We expense or capitalize, as appropriate, environmental expenditures that relate to current operations.  We expense expenditures that relate to an existing condition caused by past operations, which do not contribute to current or future revenue generation.  We generally do not discount environmental liabilities to a net present value, and we record environmental liabilities when environmental assessments and/or remedial efforts are probable and we can reasonably estimate the costs.  Generally, our recording of these accruals coincides with our completion of a feasibility study or our commitment to a formal plan of action.  We recognize receivables for anticipated associated insurance recoveries when such recoveries are deemed to be probable.

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We routinely conduct reviews of potential environmental issues and claims that could impact our assets or operations.  These reviews assist us in identifying environmental issues and estimating the costs and timing of remediation efforts.  We also routinely adjust our environmental liabilities to reflect changes in previous estimates.  In making environmental liability estimations, we consider the material effect of environmental compliance, pending legal actions against us, and potential third-party liability claims.  Often, as the remediation evaluation and effort progresses, additional information is obtained, requiring revisions to estimated costs.  These revisions are reflected in our income in the period in which they are reasonably determinable.  For more information on our environmental disclosures, see Note 16.

Legal
Legal

We are subject to litigation and regulatory proceedings as the result of our business operations and transactions.  We utilize both internal and external counsel in evaluating our potential exposure to adverse outcomes from orders, judgments or settlements.  When we identify specific litigation that is expected to continue for a significant period of time, is reasonably possible to occur, and may require substantial expenditures, we identify a range of possible costs expected to be required to litigate the matter to a conclusion or reach an acceptable settlement, and we accrue for such amounts.  To the extent that actual outcomes differ from our estimates, or additional facts and circumstances cause us to revise our estimates, our earnings will be affected.  In general, we expense legal costs as incurred and all recorded legal liabilities are revised as better information becomes available.  For more information on our legal disclosures, see Note 16.

Pensions and other postretirement benefits
Pensions and Other Postretirement Benefits

We fully recognize the overfunded or underfunded status of our consolidating subsidiaries' pension and postretirement benefit plans as either assets or liabilities on our balance sheet.  A plan's funded status is the difference between the fair value of plan assets and the plan's benefit obligation.  We record deferred plan costs and income-unrecognized losses and gains, unrecognized prior service costs and credits, and any remaining unamortized transition obligations-in accumulated other comprehensive income, until they are amortized to expense.  For more information on our pension and postretirement benefit disclosures, see Note 9.

Noncontrolling interests
Noncontrolling Interests

Noncontrolling interests represents the outstanding ownership interests in our five operating limited partnerships and their consolidated subsidiaries that are not owned by us.  In our accompanying consolidated income statements, the noncontrolling interest in the net income (or loss) of our consolidated subsidiaries is shown as an allocation of our consolidated net income and is presented separately as "Net income attributable to noncontrolling interests."  In our accompanying consolidated balance sheets, noncontrolling interests represents the ownership interests in our consolidated subsidiaries' net assets held by parties other than us.  It is presented separately as "Noncontrolling interests" within "Partners' Capital."

As of December 31, 2011, our noncontrolling interests consisted of the following: (i) the 1.0101% general partner interest in each of our five operating partnerships; (ii) the 0.5% special limited partner interest in SFPP, L.P.; (iii) the 50% interest in Globalplex Partners, a Louisiana joint venture owned 50% and controlled by Kinder Morgan Bulk Terminals, Inc.; (iv) the 33 1/3% interest in International Marine Terminals Partnership, a Louisiana partnership owned 66 2/3% and controlled by Kinder Morgan Operating L.P. "C"; (v) the approximate 31% interest in the Pecos Carbon Dioxide Company, a Texas general partnership owned approximately 69% and controlled by Kinder Morgan CO2 Company, L.P. and its consolidated subsidiaries; and (vi) the 35% interest in Guilford County Terminal Company, LLC, a limited liability company owned 65% and controlled by Kinder Morgan Southeast Terminals LLC.

Income taxes
Income Taxes

We are not a taxable entity for federal income tax purposes.  As such, we do not directly pay federal income tax.  Our taxable income or loss, which may vary substantially from the net income or net loss we report in our consolidated statement of income, is includable in the federal income tax returns of each partner.  The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined as we do not have access to information about each partner's tax attributes in us.

Some of our corporate subsidiaries and corporations in which we have an equity investment do pay U.S. federal, state, and foreign income taxes.  Deferred income tax assets and liabilities for certain operations conducted through corporations are recognized for temporary differences between the assets and liabilities for financial reporting and tax purposes.  Changes in tax legislation are included in the relevant computations in the period in which such changes are effective.  Deferred tax assets are reduced by a valuation allowance for the amount of any tax benefit not expected to be

52

realized.  For more information on our income tax disclosures, see Note 4.

Foreign currency transactions and translation
Foreign Currency Transactions and Translation

Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which our reporting subsidiary operates, also referred to as its functional currency.  Transaction gains or losses result from a change in exchange rates between (i) the functional currency, for example the Canadian dollar for a Canadian subsidiary; and (ii) the currency in which a foreign currency transaction is denominated, for example the U.S. dollar for a Canadian subsidiary.  In our accompanying consolidated income statements, gains and losses from our foreign currency transactions are included within "Other Income (Expense)-Other, net."

Foreign currency translation is the process of expressing, in U.S. dollars, amounts denominated or measured in a different local functional currency, for example the Canadian dollar for a Canadian subsidiary.  We translate the assets and liabilities of each of our consolidating foreign subsidiaries that have a local functional currency to U.S. dollars at year-end exchange rates.  Income and expense items are translated at weighted-average rates of exchange prevailing during the year and partners' capital equity accounts are translated by using historical exchange rates.  Translation adjustments result from translating all assets and liabilities at current year-end rates, while partners' capital equity is translated by using historical and weighted-average rates.  The cumulative translation adjustments balance is reported as a component of "Accumulated other comprehensive income (loss)" within "Partners' Capital" in our consolidated balance sheets.

Comprehensive income
Comprehensive Income

For each of the years ended December 31, 2011, 2010 and 2009, the difference between our net income and our comprehensive income resulted from (i) unrealized gains or losses on derivative contracts utilized for hedging our exposure to fluctuating expected future cash flows produced by both energy commodity price risk and interest rate risk; (ii) foreign currency translation adjustments; and (iii) unrealized gains or losses related to changes in pension and other postretirement benefit plan liabilities.  For more information on our risk management activities, see Note 13.

Cumulative revenues, expenses, gains and losses that under generally accepted accounting principals are included within our comprehensive income but excluded from our earnings are reported as "Accumulated other comprehensive income (loss)" within "Partners' Capital" in our consolidated balance sheets.  The following table summarizes changes in the amount of our "Accumulated other comprehensive income (loss)" in our accompanying consolidated balance sheets for each of the two years ended December 31, 2011 and 2010 (in millions):

	Net unrealized gains/(losses) on cash flow hedge derivatives	Foreign currency translation adjustments	Pension and other postretirement liability adjs.	Total Accumulated other comprehensive income/(loss)
December 31, 2009	$(418.9)	$32.4	$(8.3)	$(394.8)
Change for period	111.2	99.5	(2.3)	208.4
December 31, 2010	(307.7)	131.9	(10.6)	(186.4)
Change for period	266.8	(44.0)	(33.1)	189.7
December 31, 2011	$(40.9)	$87.9	$(43.7)	$3.3

Limited partners' net income per unit
Limited Partners' Net Income per Unit

We compute Limited Partners' Net Income per Unit by dividing our limited partners' interest in net income by the weighted average number of units outstanding during the period.  The overall computation, presentation, and disclosure requirements for our Limited Partners' Net Income per Unit  are made in accordance with the "Earnings per Share" Topic of the Codification.

Risk management activities
Risk Management Activities

We utilize energy commodity derivative contracts for the purpose of mitigating our risk resulting from fluctuations in the market price of natural gas, natural gas liquids and crude oil.  In addition, we enter into interest rate swap agreements for the purpose of hedging the interest rate risk associated with our debt obligations.  We measure our derivative contracts at fair value and we report them on our balance sheet as either an asset or liability.  If the derivative transaction qualifies for and is designated as a normal purchase and sale, it is exempted from fair value accounting and is accounted for using traditional accrual accounting.

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Furthermore, changes in our derivative contracts' fair values are recognized currently in earnings unless specific hedge accounting criteria are met.  If a derivative contract meets those criteria, the contract's gains and losses are allowed to offset related results on the hedged item in our income statement, and we are required to both formally designate the derivative contract as a hedge and document and assess the effectiveness of the contract associated with the transaction that receives hedge accounting.  Only designated qualifying items that are effectively offset by changes in fair value or cash flows during the term of the hedge are eligible to use the special accounting for hedging.

Our derivative contracts that hedge our energy commodity price risks involve our normal business activities, which include the sale of natural gas, natural gas liquids and crude oil, and we have designated these derivative contracts as cash flow hedges-derivative contracts that hedge exposure to variable cash flows of forecasted transactions-and the effective portion of these derivative contracts' gain or loss is initially reported as a component of other comprehensive income (outside earnings) and subsequently reclassified into earnings when the forecasted transaction affects earnings.  The ineffective portion of the gain or loss is reported in earnings immediately.  See Note 13 for more information on our risk management activities and disclosures.

Accounting for regulatory activities
Accounting for Regulatory Activities

Regulatory assets and liabilities represent probable future revenues or expenses associated with certain charges and credits that will be recovered from or refunded to customers through the ratemaking process.  The amount of regulatory assets and liabilities reflected within "Deferred charges and other assets" and "Other long-term liabilities and deferred credits," respectively, in our accompanying consolidated balance sheets as of December 31, 2011 and 2010 are not material to our consolidated balance sheets.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Schedule of valuation and qualifying accounts
Valuation and Qualifying Accounts
Allowance for doubtful accounts	Balance at beginning of period	Additions charged to costs and expenses	Additions charged to other accounts	Deductions(a)	Balance at end of period

Year ended December 31, 2011	$6.8	$0.2	$-	$(1.2)	$5.8

Year ended December 31, 2010	$5.4	$2.3	$-	$(0.9)	$6.8

Year ended December 31, 2009	$6.1	$0.5	$-	$(1.2)	$5.4
____________

(a)	Deductions represent the write-off of receivables and currency translation adjustments.

Rollforward of accumulated other comprehensive loss
	Net unrealized gains/(losses) on cash flow hedge derivatives	Foreign currency translation adjustments	Pension and other postretirement liability adjs.	Total Accumulated other comprehensive income/(loss)
December 31, 2009	$(418.9)	$32.4	$(8.3)	$(394.8)
Change for period	111.2	99.5	(2.3)	208.4
December 31, 2010	(307.7)	131.9	(10.6)	(186.4)
Change for period	266.8	(44.0)	(33.1)	189.7
December 31, 2011	$(40.9)	$87.9	$(43.7)	$3.3

Acquisitions and Divestitures (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions and Divestitures [Abstract]
Schedule of acquisitions accounted for as business combinations
			Assignment of Purchase Price
			(in millions)
Ref.	Date	Acquisition	Purchase Price	Current Assets	Property Plant & Equipment	Deferred Charges & Other	Goodwill
(1)	4/09	Megafleet Towing Co., Inc. Assets	$21.7	$-	$7.1	$4.0	$10.6
(2)	7/09	Portland Airport Pipeline	9.0	-	9.0	-	-
(3)	10/09	Crosstex Energy, L.P. Natural Gas Treating Business	270.7	15.0	181.7	25.4	48.6
(4)	11/09	Endeavor Gathering LLC	36.0	-	-	36.0	-
(5)	1/10	USD Terminal Acquisition	201.1	-	43.1	100.0	58.0
(6)	3/10	Mission Valley, California Products Terminal	13.5	-	13.5	-	-
(7)	3/10	Slay Industries Terminal Acquisition	101.6	-	67.9	32.8	0.9
(8)	5/10	KinderHawk Field Services LLC	917.4	-	-	917.4	-
(9)	7/10	Direct Fuels Terminal Acquisition	16.0	-	5.3	-	10.7
(10)	9/10	Gas-Chill, Inc. Natural Gas Treating Assets	13.1	-	8.0	5.1	-
(11)	10/10	Allied Concrete Terminal Acquisition	8.6	-	3.9	4.7	-
(12)	10/10	Chevron Refined Products Terminals	32.3	-	32.1	0.2	-
(13)	1/11	Watco Companies, LLC	50.0	-	-	50.0	-
(14)	2/11	Deeprock North, LLC	15.9	-	-	15.9	-
(15)	6/11	TGS Development, L.P. Terminal Acquisition	74.1	-	42.6	31.5	-
(16)	7/11	KinderHawk Field Services LLC and EagleHawk Field Services LLC	912.1	35.5	641.6	140.8	94.2
(17)	11/11	SouthTex Treaters, Inc. Natural Gas Treating Assets	178.5	26.8	9.3	16.7	125.7
(18)	12/11	Lorton, Virginia Products Terminal	12.5	-	12.5	-	-
(19)	12/11	Watco Companies, LLC	50.0	-	-	50.0	-
(20)	12/11	Battleground Oil Specialty Terminal Company LLC	26.1	-	26.1	-	-

Schedule of summarized financial information for discontinued operations
Summarized financial information for our FTC Natural Gas Pipelines disposal group is as follows (in millions):

	Year Ended December 31,
Income Statement	2011	2010	2009
Revenues	$322.2	$338.9	$306.1
Operating expenses	(182.2)	(168.3)	(133.3)
Depreciation and amortization	(26.8)	(25.5)	(25.1)
Earnings from equity investments	86.7	87.6	98.5
Interest income and Other, net	2.1	2.7	3.5
Income tax (expense) benefit	(0.5)	(0.2)	(1.7)
Earnings from discontinued operations	$201.5	$235.2	$248.0

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income before taxes domestic and foreign
The components of "Income from Continuing Operations Before Income Taxes" are as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
United States	$1,032.9	$1,053.3	$1,013.7
Foreign	79.3	73.0	76.1
Total Income from Continuing Operations Before Income Taxes.	$1,112.2	$1,126.3	$1,089.8

Components of the income tax provision
Components of the income tax provision applicable to continuing operations for federal, foreign and state taxes are as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Taxes current expense:
Federal	$13.3	$4.8	$2.7
State	15.4	10.6	13.7
Foreign	3.4	3.6	(1.0)
Total	32.1	19.0	15.4
Taxes deferred expense:
Federal	(6.4)	5.0	7.0
State	(1.1)	(0.2)	1.0
Foreign	20.7	10.6	30.6
Total	13.2	15.4	38.6
Total tax provision	$45.3	$34.4	$54.0
Effective tax rate	4.1%	3.1%	5.0%

Difference between the statutory federal income tax rate and our effective income tax rate
The difference between the statutory federal income tax rate and our effective income tax rate is summarized as follows:

	Year Ended December 31,
	2011		2010		2009
Federal income tax rate	35.0%		35.0%		35.0%
Increase (decrease) as a result of:
Partnership earnings not subject to tax	(35.0	) %	(35.0	) %	(35.0	) %
Corporate subsidiary earnings subject to tax	(0.8	) %	(0.1	) %	-%
Income tax expense attributable to corporate equity earnings	1.5%		0.9%		0.9%
Income tax expense attributable to foreign corporate earnings	2.2%		1.3%		2.7%
State taxes	1.2%		1.0%		1.4%
Effective tax rate	4.1%		3.1%		5.0%

Components of deferred tax assets and liabilities
Our deferred tax assets and liabilities as of December 31, 2011 and 2010 resulted from the following (in millions):

	December 31,
	2011	2010
Deferred tax assets:
Book accruals	$0.3	$2.1
Net Operating Loss/Tax credits	30.5	17.8
Other	3.0	1.3
Total deferred tax assets	33.8	21.2

Deferred tax liabilities:
Property, plant and equipment	277.4	263.9
Other	6.0	5.6
Total deferred tax liabilities	283.4	269.5
Net deferred tax liabilities	$249.6	$248.3

Rollforward of unrecognized tax benefits
A reconciliation of our beginning and ending gross unrecognized tax benefits (excluding interest and penalties) for each of the years ended December 31, 2011 and 2010 is as follows (in millions):

	Year Ended December 31,
	2011	2010
Balance at beginning of period	$33.4	$23.3
Additions based on current year tax positions	7.8	10.2
Additions based on prior year tax positions	-	-
Reductions based on settlements with taxing authority	-	-
Reductions due to lapse in statute of limitations	-	(0.1)
Balance at end of period	$41.2	$33.4

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, plant and equipment
As of December 31, 2011 and 2010, our property, plant and equipment consisted of the following (in millions):

	December 31,
	2011	2010
Natural gas, liquids, crude oil and carbon dioxide pipelines	$7,759.4	$7,071.1
Natural gas, liquids, carbon dioxide, and terminals station equipment.	9,569.0	8,976.2
Natural gas, liquids (including linefill), and transmix processing	226.3	233.7
Other	1,453.5	1,322.7
Accumulated depreciation, depletion, and amortization	(4,979.7)	(4,150.6)
	14,028.5	13,453.1
Land and land right-of-way	769.5	638.5
Construction work in process	797.8	512.3
Property, plant and equipment, net	$15,595.8	$14,603.9

Reconciliation of the beginning and ending aggregate carrying amount of asset retirement obligations
A reconciliation of the beginning and ending aggregate carrying amount of our asset retirement obligations for each of the years ended December 31, 2011 and 2010 is as follows (in millions):

	Year Ended December 31,
	2011	2010
Balance at beginning of period	$122.0	$100.9
Liabilities incurred/revised	12.1	23.7
Liabilities settled	(16.3)	(9.1)
Accretion expense	7.4	6.5
Balance at end of period	$125.2	$122.0

Investments (Tables)	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Equity Method Investments [Text Block]
As of December 31, 2011 and 2010, our investments consisted of the following (in millions):

	December 31,
	2011	2010
Rockies Express Pipeline LLC	$1,594.8	$1,703.0
Midcontinent Express Pipeline LLC	666.6	706.4
Plantation Pipe Line Company	185.0	190.3
Fayetteville Express Pipeline LLC	173.3	0.2
Red Cedar Gathering Company	167.8	163.2
EagleHawk Field Services LLC	141.0	-
Eagle Ford Gathering LLC	117.5	29.9
Watco Companies, LLC	101.7	-
Express pipeline system	65.0	68.5
Cortez Pipeline Company	10.4	9.9
KinderHawk Field Services LLC	-	924.6
All others	114.9	81.8
Total equity investments	3,338.0	3,877.8
Bond investments	8.2	8.2
Total investments	$3,346.2	$3,886.0

Earnings and losses from equity method investments
Our earnings (losses) from equity investments were as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Plantation Pipe Line Company	$44.7	$30.3	$26.8
Midcontinent Express Pipeline LLC	42.7	30.1	14.7
Red Cedar Gathering Company	31.9	28.7	24.9
Cortez Pipeline Company	24.1	22.5	22.3
Fayetteville Express Pipeline LLC	23.8	-	3.6
KinderHawk Field Services LLC	22.1	19.5	-
Eagle Ford Gathering LLC	11.2	(0.1)	-
Watco Companies, LLC	6.6	-	-
EagleHawk Field Services LLC	3.5	-	-
Express pipeline system	(2.0)	(3.3)	(4.1)
All others	15.8	7.8	3.0
Total	$224.4	$135.5	$91.2
Amortization of excess costs	$(6.7)	$(5.8)	$(5.8)

Summarized financial information of equity method investments
Summarized combined financial information for our significant equity investments (listed or described above) is reported below (in millions; amounts represent 100% of investee financial information):

	Year Ended December 31,
Income Statement	2011	2010	2009
Revenues	$2,312.9	$1,645.7	$1,215.6
Costs and expenses	1,747.3	1,204.0	824.5
Earnings before extraordinary items and cumulative effect of a change in accounting principle	565.6	441.7	391.1
Net income	$565.6	$441.7	$391.1

	December 31,
Balance Sheet	2011	2010
Current assets	$491.5	$486.6
Non-current assets	$11,488.6	$12,712.1
Current liabilities	$545.8	$622.3
Non-current liabilities	$5,311.9	$5,451.6
Partners'/Owners' equity	$6,122.4	$7,124.8

Goodwill And Other Intangibles (Tables)	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangibles [Abstract]
Goodwill
Changes in the gross amounts of our goodwill and accumulated impairment losses for each of the two years ended December 31, 2011 and 2010 are summarized as follows (in millions):

	Products Pipelines	Natural Gas Pipelines	CO2	Terminals	Kinder Morgan Canada	Total

Historical Goodwill.	$263.2	$337.0	$46.1	$266.9	$613.1	$1,526.3
Accumulated impairment losses(a).	-	-	-	-	(377.1)	(377.1)
Balance as of December 31, 2009	263.2	337.0	46.1	266.9	236.0	1,149.2
Acquisitions(b).	-	-	-	71.0	-	71.0
Currency translation adjustments	-	-	-	-	13.4	13.4
Balance as of December 31, 2010	263.2	337.0	46.1	337.9	249.4	1,233.6
Acquisitions(c).	-	219.9	-	-	-	219.9
Disposals(d).	-	-	-	(11.8)	-	(11.8)
Currency translation adjustments	-	-	-	-	(5.5)	(5.5)
Balance as of December 31, 2011	$263.2	$556.9	$46.1	$326.1	$243.9	$1,436.2
__________

(a)
On April 18, 2007, we announced that we would acquire the Trans Mountain pipeline system from KMI, and we completed this transaction on April 30, 2007.  Following the provisions of U.S. generally accepted accounting principles, the consideration of this transaction caused KMI to consider the fair value of the Trans Mountain pipeline system, and to determine whether goodwill related to these assets was impaired.  Based on this determination, KMI recorded a goodwill impairment charge of $377.1 million in the first quarter of 2007, and because we have included all of the historical results of Trans Mountain as though the net assets had been transferred to us on January 1, 2006, this impairment is now included in our accumulated impairment losses. We have no other goodwill impairment losses.

(b)	2010 acquisition amount relates primarily to our January 2010 purchase of three ethanol handling train terminals from US Development Group LLC (discussed further in Note 3).
(c)
2011 acquisition amount consists of (i) $125.7 million relating to our acquisition of natural gas treating assets from SouthTex Treaters, Inc. and (ii) $94.2 million relating to our purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that we did not already own (both discussed further in Note 3).

(d)
2011 disposal amount consists of (i) $10.6 million related to the sale of our ownership interest in the boat fleeting business we acquired from Megafleet Towing Co., Inc. in April 2009; and (ii) $1.2 million related to the sale of our subsidiary Arrow Terminals B.V. (both discussed further in Note 3).

Other Intangibles
Following is information, as of December 31, 2011 and 2010, related to our intangible assets subject to amortization (in millions):

	December 31,
	2011	2010
Customer contracts, relationships and agreements
Gross carrying amount	$1,317.9	$399.8
Accumulated amortization	(172.6)	(112.0)
Net carrying amount	1,145.3	287.8

Lease value, technology-based assets and other
Gross carrying amount	10.6	17.9
Accumulated amortization	(3.9)	(3.5)
Net carrying amount	6.7	14.4

Total Other intangibles, net	$1,152.0	$302.2

Debt (Tables)	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Long-term debt
Long-Term Debt

Our outstanding long-term debt, excluding the value of interest rate swaps, as of December 31, 2011 and 2010 was $11,159.5 million and $10,277.4 million, respectively.  The balances consisted of the following (in millions):

	December 31,
	2011	2010
Kinder Morgan Energy Partners, L.P. borrowings:
6.75% senior notes due March 15, 2011	$-	$700.0
7.125% senior notes due March 15, 2012	450.0	450.0
5.85% senior notes due September 15, 2012	500.0	500.0
5.00% senior notes due December 15, 2013	500.0	500.0
5.125% senior notes due November 15, 2014	500.0	500.0
5.625% senior notes due February 15, 2015	300.0	300.0
3.50% senior notes due March 1, 2016	500.0	-
6.00% senior notes due February 1, 2017	600.0	600.0
5.95% senior notes due February 15, 2018	975.0	975.0
9.00% senior notes due February 1, 2019(a)	500.0	500.0
6.85% senior notes due February 15, 2020	700.0	700.0
5.30% senior notes due September 15, 2020	600.0	600.0
5.80% senior notes due March 1, 2021	400.0	400.0
4.15% senior notes due March 1, 2022	375.0	-
7.40% senior notes due March 15, 2031	300.0	300.0
7.75% senior notes due March 15, 2032	300.0	300.0
7.30% senior notes due August 15, 2033	500.0	500.0
5.80% senior notes due March 15, 2035	500.0	500.0
6.50% senior notes due February 1, 2037	400.0	400.0
6.95% senior notes due January 15, 2038	1,175.0	1,175.0
6.50% senior notes due September 1, 2039	600.0	600.0
6.55% senior notes due September 15, 2040	400.0	400.0
6.375% senior notes due March 1, 2041	600.0	-
5.625% senior notes due September 1, 2041	375.0	-
Commercial paper borrowings	644.8	522.1
Subsidiary borrowings:
Kinder Morgan Operating L.P. "A"-5.40% BP note, due March 31, 2012	5.2	10.2
Kinder Morgan Canada Company-5.40% BP note, due March 31, 2012	4.7	9.0
Kinder Morgan Texas Pipeline, L.P.-5.23% senior notes, due January 2, 2014	16.4	23.6
Kinder Morgan Arrow Terminals L.P.-6.0% note due March 28, 2014	2.1	-
Kinder Morgan Liquids Terminals LLC-N.J. Development Revenue Bonds due Jan. 15, 2018	25.0	25.0
Kinder Morgan Columbus LLC-5.50% MS Development Revenue note due Sept. 1, 2022	8.2	8.2
Kinder Morgan Operating L.P. "B"-Jackson-Union Cos. IL Revenue Bonds due April 1, 2024	23.7	23.7
International Marine Terminals-Plaquemines, LA Revenue Bonds due March 15, 2025	40.0	40.0
Other miscellaneous subsidiary debt	1.2	1.3
Unamortized debt discount on senior notes	(24.0)	(23.3)
Current portion of long-term debt	(1,637.8)	(1,262.4)
Total long-term debt	$11,159.5	$10,277.4
__________

(a)
We issued our $500 million in principal amount of 9.00% senior notes due February 1, 2019 in December 2008.  Each holder of the notes has the right to require us to repurchase all or a portion of the notes owned by such holder on February 1, 2012 at a purchase price equal to 100% of the principal amount of the notes tendered by the holder plus accrued and unpaid interest to, but excluding, the repurchase date.  On and after February 1, 2012, interest will cease to accrue on the notes tendered for repayment.  A holder's exercise of the repurchase option is irrevocable.  For more information about these senior notes, see "-Subsequent Event" below.

Maturities of debt
Maturities of Debt

The scheduled maturities of our outstanding debt, excluding the value of interest rate swaps, as of December 31, 2011, are summarized as follows (in millions):

Year	Commitment
2012	$1,637.8
2013	508.2
2014	501.3
2015	299.9
2016	499.9
Thereafter	9,350.2
Total	$12,797.3

Partners' Capital (Tables)	12 Months Ended
Dec. 31, 2011
Partners' Capital [Abstract]
Limited Partner Units
As of December 31, 2011 and 2010, our partners' capital included the following limited partner units:

	December 31,
	2011	2010
Common units	232,677,222	218,880,103
Class B units	5,313,400	5,313,400
i-units	98,509,389	91,907,987
Total limited partner units	336,500,011	316,101,490

Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related party disclosure fair value derivatives
The following table summarizes the fair values of our energy commodity derivative contracts that are (i) associated with commodity price risk management activities with J. Aron & Company/Goldman Sachs; and (ii) included within "Fair value of derivative contracts" on our accompanying consolidated balance sheets as of December 31, 2011 and 2010 (in millions):

	December 31, 2011	December 31, 2010
Derivatives - asset/(liability)
Current assets	$8.6	$-
Noncurrent assets	$18.2	$12.7
Current liabilities	$(64.3)	$(221.4)
Noncurrent liabilities	$(9.6)	$(57.5)

Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities [Abstract]
Operating Leases, Future Minimum Payments Due
The table below depicts future gross minimum rental commitments under our operating leases as of December 31, 2011 (in millions):

Year	Commitment
2012	$51.6
2013	40.0
2014	30.9
2015	25.1
2016	20.3
Thereafter	64.3
Total minimum payments	$232.2

Schedule of Guarantor Obligations
Contingent Debt

Our contingent debt disclosures pertain to certain types of guarantees or indemnifications we have made and cover certain types of guarantees included within debt agreements, even if the likelihood of requiring our performance under such guarantee is remote.  As of December 31, 2011, our contingent debt obligations, as well as our obligations with respect to related letters of credit, consisted of the following two items:

Entity	Our Ownership Interest	Investment Type	Total Entity Debt		Our Contingent Share of Entity Debt	(a)
Cortez Pipeline Company(b)	50%	General Partner	$138.5	(c)	$80.0	(d)

Nassau County, Florida Ocean Highway and Port Authority(e)	N/A	N/A	N/A		$16.7	(f)
_________

89

(a)	Represents the portion of the entity's debt that we may be responsible for if the entity cannot satisfy its obligations.
(b)
Cortez Pipeline Company is a Texas general partnership that owns and operates a common carrier carbon dioxide pipeline system. The remaining general partner interests are owned by ExxonMobil Cortez Pipeline, Inc., an indirect wholly-owned subsidiary of Exxon Mobil Corporation, and Cortez Vickers Pipeline Company, an indirect subsidiary of M.E. Zuckerman Energy Investors Incorporated.

(c)
Amount consists of (i) $21.4 million aggregate principal amount of Series D notes due May 15, 2013 (interest on the Series D notes is paid annually and based on a fixed interest rate of 7.14% per annum); (ii) $100.0 million of variable rate Series E notes due December 11, 2012 (interest on the Series E notes is paid quarterly and based on an interest rate of three-month LIBOR plus a spread); and (iii) $17.1 million of outstanding borrowings under a $40.0 million committed revolving bank credit facility that is also due December 11, 2012.

(d)
We are severally liable for our percentage ownership share (50%) of the Cortez Pipeline Company debt ($69.3 million).  In addition, as of December 31, 2011, Shell Oil Company shares our several guaranty obligations jointly and severally for $21.4 million of Cortez's debt balance related to the Series D notes; however, we are obligated to indemnify Shell for the liabilities it incurs in connection with such guaranty.  Accordingly, as of December 31, 2011, we have a letter of credit in the amount of $10.7 million issued by JP Morgan Chase, in order to secure our indemnification obligations to Shell for 50% of the Cortez debt balance of $21.4 million related to the Series D notes.

Further, pursuant to a Throughput and Deficiency Agreement, the partners of Cortez Pipeline Company are required to contribute capital to Cortez in the event of a cash deficiency.  The agreement contractually supports the financings of Cortez Capital Corporation, a wholly-owned subsidiary of Cortez Pipeline Company, by obligating the partners of Cortez Pipeline to fund cash deficiencies at Cortez Pipeline, including anticipated deficiencies and cash deficiencies relating to the repayment of principal and interest on the debt of Cortez Capital Corporation.  The partners' respective parent or other companies further severally guarantee the obligations of the Cortez Pipeline owners under this agreement.

(e)	Arose from our Vopak terminal acquisition in July 2001. Nassau County, Florida Ocean Highway and Port Authority is a political subdivision of the state of Florida.
(f)
We have posted a letter of credit as security for borrowings under Adjustable Demand Revenue Bonds issued by the Nassau County, Florida Ocean Highway and Port Authority.  The bonds were issued for the purpose of constructing certain port improvements located in Fernandino Beach, Nassau County, Florida.  Our subsidiary, Nassau Terminals LLC is the operator of the marine port facilities.  The bond indenture is for 30 years and allows the bonds to remain outstanding until December 1, 2020.  Principal payments on the bonds are made on the first of December each year, and corresponding reductions are made to the letter of credit.  As of December 31, 2011, this letter of credit had a face amount of $16.7 million.

Risk Management (Tables)	12 Months Ended
Dec. 31, 2011
Risk Management [Abstract]
Outstanding Commodity Forward Contracts
As of December 31, 2011, we had entered into the following outstanding commodity forward contracts to hedge our forecasted energy commodity purchases and sales:

Net open position long/(short)
Derivatives designated as hedging contracts
Crude oil	(20.9) million barrels
Natural gas fixed price	(11.4) billion cubic feet
Natural gas basis	(11.4) billion cubic feet
Derivatives not designated as hedging contracts
Natural gas basis	13.5 billion cubic feet

Fair Value of Derivative Contracts
Fair Value of Derivative Contracts

		Asset derivatives		Liability derivatives
		December 31,	December 31,	December 31,	December 31,
		2011	2010	2011	2010
	Balance sheet location	Fair value	Fair value	Fair value	Fair value
Derivatives designated as hedging contracts
Energy commodity derivative contracts	Current	$65.3	$20.1	$(116.3)	$(275.9)
	Non-current	39.4	43.1	(38.5)	(103.0)
Subtotal		104.7	63.2	(154.8)	(378.9)

Interest rate swap agreements	Current	3.0	-	-	-
	Non-current	592.5	217.6	-	(69.2)
Subtotal		595.5	217.6	-	(69.2)

Total		700.2	280.8	(154.8)	(448.1)

Derivatives not designated as hedging contracts
Energy commodity derivative contracts	Current	3.1	3.9	(4.5)	(5.6)
	Non-current	0.1	-	(0.2)	-
Total		3.2	3.9	(4.7)	(5.6)

Total derivatives		$703.4	$284.7	$(159.5)	$(453.7)
____________

Effect of Derivative Contracts on the Income Statement
Effect of Derivative Contracts on the Income Statement

The following three tables summarize the impact of our derivative contracts on our accompanying consolidated statements of income for each of the years ended December 31, 2011 and 2010 (in millions):

Derivatives in fair value hedging relationships	Location of gain/(loss) recognized in income on derivative	Amount of gain/(loss) recognized in income on derivative(a)		Hedged items in fair value hedging relationships	Location of gain/(loss) recognized in income on related hedged item	Amount of gain/(loss) recognized in income on related hedged items(a)
		Year Ended December 31,				Year Ended December 31,
		2011	2010			2011	2010
Interest rate swap agreements	Interest, net - income/(expense)	$520.1	$302.0	Fixed rate debt	Interest, net - income/(expense)	$(520.1)	$(302.0)
Total		$520.1	$302.0	Total		$(520.1)	$(302.0)
____________

(a)
Amounts reflect the change in the fair value of interest rate swap agreements and the change in the fair value of the associated fixed rate debt which exactly offset each other as a result of no hedge ineffectiveness.

____________

93

Derivatives in cash flow hedging relationships	Amount of gain/(loss) recognized in OCI on derivative (effective portion)		Location of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)		Location of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2011	2010		2011	2010		2011	2010
Energy commodity derivative contracts	$14.1	$(76.1)	Revenues-natural gas sales	$3.3	$8.2	Revenues-natural gas sales	$-	$-
			Revenues-product sales and other	(269.3)	(211.3)	Revenues-product sales and other	5.2	5.3
			Gas purchases and other costs of sales	10.7	14.7	Gas purchases and other costs of sales	-	-
Total	$14.1	$(76.1)	Total	$(255.3)	$(188.4)	Total	$5.2	$5.3
____________

Derivatives not designated as hedging contracts	Location of gain/(loss) recognized in income on derivative	Amount of gain/(loss) recognized in income on derivative
		Year Ended December 31,
		2011	2010
Energy commodity derivative contracts	Gas purchases and other costs of sales	$(0.2)	$2.3
Total		$(0.2)	$2.3

Maximum Potential Exposure to Credit Losses on our Derivative Contracts
The maximum potential exposure to credit losses on our derivative contracts as of December 31, 2011 was (in millions):

Asset position
Interest rate swap agreements	$595.5
Energy commodity derivative contracts	107.9
Gross exposure	703.4
Netting agreement impact	(62.4)
Net exposure	$641.0

Additional Collateral Obligations
Credit ratings downgraded (a)	Incremental obligations	Cumulative obligations(b)
One notch to BBB-/Baa3	$-	$-

Two notches to below BBB-/Baa3 (below investment grade)	$32.3	$32.3
_________

(a)
If there are split ratings among the independent credit rating agencies, most counterparties use the higher credit rating to determine our incremental collateral obligations, while the remaining use the lower credit rating.  Therefore, a two notch downgrade to below BBB-/Baa3 by one agency would not trigger the entire $32.3 million incremental obligation.

(b)	Includes current posting at current rating.

Fair Value (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value [Abstract]
Fair Value Measurements of Energy Commodity Derivative Contracts and Interest Rate Swap Agreement Assets Table
	Asset fair value measurements using
	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of December 31, 2011
Energy commodity derivative contracts(a)	$107.9	$34.1	$47.0	$26.8
Interest rate swap agreements	$595.5	$-	$595.5	$-

As of December 31, 2010
Energy commodity derivative contracts(a)	$67.1	$-	$23.5	$43.6
Interest rate swap agreements	$217.6	$-	$217.6	$-
____________

Fair Value Measurements of Energy Commodity Derivative Contracts and Interest Rate Swap Agreement Liabilities Table
	Liability fair value measurements using
	Total	Quoted prices in active markets for identical liabilities (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of December 31, 2011
Energy commodity derivative contracts(a)	$(159.5)	$(14.5)	$(124.9)	$(20.1)
Interest rate swap agreements	$-	$-	$-	$-

As of December 31, 2010
Energy commodity derivative contracts(a)	$(384.5)	$-	$(359.7)	$(24.8)
Interest rate swap agreements	$(69.2)	$-	$(69.2)	$-
____________

(a)
Level 1 consists primarily of NYMEX natural gas futures.  Level 2 consists primarily of OTC West Texas Intermediate swaps and OTC natural gas swaps that are settled on NYMEX.  Level 3 consists primarily of natural gas basis swaps and West Texas Intermediate options.

Significant Unobservable Inputs (Level 3) Table
The table below provides a summary of changes in the fair value of our Level 3 energy commodity derivative contracts for each of the years ended December 31, 2011 and 2010 (in millions):

Significant unobservable inputs (Level 3)

	Year Ended December 31,
	2011	2010
Derivatives-net asset (liability)
Beginning of period	$18.8	$13.0
Transfers into Level 3	-	-
Transfers out of Level 3	-	-
Total gains or (losses):
Included in earnings	(2.3)	(1.2)
Included in other comprehensive income	(11.4)	2.9
Purchases	4.6	-
Issuances	-	-
Sales	-	-
Settlements	(3.0)	4.1
End of period	$6.7	$18.8

The amount of total gains or (losses) for the period included in earnings attributable to the change in unrealized gains or (losses) relating to assets held at the reporting date	$(1.7)	$(4.2)

Estimated Fair Value of Outstanding Debt Balance
The estimated fair value of our outstanding debt balance as of December 31, 2011 and 2010 (both short-term and long-term, but excluding the value of interest rate swaps), is disclosed below (in millions):

	December 31, 2011		December 31, 2010
	Carrying Value	Estimated fair value	Carrying Value	Estimated fair value
Total debt	$12,797.3	$14,237.5	$11,539.8	$12,443.4

Reportable Segments (Tables)	12 Months Ended
Dec. 31, 2011
Reportable Segments [Abstract]
Financial information by segment
Financial information by segment follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Revenues
Products Pipelines
Revenues from external customers	$914.0	$883.0	$826.6
Intersegment revenues	-	-	-
Natural Gas Pipelines
Revenues from external customers	3,942.9	4,077.6	3,500.8
Intersegment revenues	-	-	-
CO2
Revenues from external customers	1,416.2	1,245.7	1,035.7
Intersegment revenues	-	-	-
Terminals
Revenues from external customers	1,313.5	1,264.0	1,108.1
Intersegment revenues	1.1	1.1	0.9
Kinder Morgan Canada
Revenues from external customers	302.4	268.5	226.1
Intersegment revenues	-	-	-
Total segment revenues	7,890.1	7,739.9	6,698.2
Less: Total intersegment revenues	(1.1)	(1.1)	(0.9)
Total consolidated revenues	$7,889.0	$7,738.8	$6,697.3

Operating expenses(a)
Products Pipelines	$499.7	$414.6	$269.5
Natural Gas Pipelines	3,369.4	3,582.0	3,059.7
CO2	342.5	308.1	271.1
Terminals	634.0	629.2	536.8
Kinder Morgan Canada	97.7	91.6	72.5
Total segment operating expenses	4,943.3	5,025.5	4,209.6
Less: Total intersegment operating expenses	(1.1)	(1.1)	(0.9)
Total consolidated operating expenses	$4,942.2	$5,024.4	$4,208.7

Other expense (income)
Products Pipelines	$(10.0)	$4.2	$0.6
Natural Gas Pipelines	-	-	(7.8)
CO2	-	-	-
Terminals	(0.9)	(4.3)	(27.6)
Kinder Morgan Canada	-	-	-
Total consolidated Other expense (income)	$(10.9)	$(0.1)	$(34.8)

Depreciation, depletion and amortization
Products Pipelines	$105.2	$100.7	$94.1
Natural Gas Pipelines	134.6	98.7	68.3
CO2	437.2	452.9	487.9
Terminals	195.0	184.1	136.9
Kinder Morgan Canada	55.7	42.9	38.5
Total consol. depreciation, depletion and amortization	$927.7	$879.3	$825.7

Earnings from equity investments
Products Pipelines	$50.6	$33.1	$29.0
Natural Gas Pipelines	140.5	81.5	43.3
CO2	24.1	22.5	22.3
Terminals	11.2	1.7	0.7
Kinder Morgan Canada	(2.0)	(3.3)	(4.1)
Total consolidated equity earnings.	$224.4	$135.5	$91.2

98

	Year Ended December 31,
	2011	2010	2009
Amortization of excess cost of equity investments
Products Pipelines	$3.7	$3.4	$3.4
Natural Gas Pipelines	1.0	0.4	0.4
CO2	2.0	2.0	2.0
Terminals	-	-	-
Kinder Morgan Canada	-	-	-
Total consol. amortization of excess cost of equity investments	$6.7	$5.8	$5.8

Interest income
Products Pipelines	$3.1	$4.0	$4.1
Natural Gas Pipelines	0.1	-	3.6
CO2	0.8	2.0	-
Terminals	0.1	-	-
Kinder Morgan Canada	13.8	13.2	12.0
Total segment interest income	17.9	19.2	19.7
Unallocated interest income	2.9	1.2	0.2
Total consolidated interest income	$20.8	$20.4	$19.9

Other, net-income (expense)
Products Pipelines	$5.1	$12.4	$8.3
Natural Gas Pipelines(b)	(164.6)	1.6	24.7
CO2	4.4	2.5	-
Terminals	5.4	4.7	3.7
Kinder Morgan Canada	-	2.6	11.9
Total consolidated other, net-income (expense)	$(149.7)	$23.8	$48.6

Income tax (expense) benefit
Products Pipelines	$(20.0)	$(9.2)	$(13.4)
Natural Gas Pipelines	(3.6)	(3.1)	(4.0)
CO2	(4.4)	0.9	(4.0)
Terminals	6.3	(5.3)	(5.2)
Kinder Morgan Canada	(14.9)	(7.8)	(18.9)
Total segment income tax benefit (expense)	(36.6)	(24.5)	(45.5)
Unallocated income tax benefit (expense)	(8.7)	(9.9)	(8.5)
Total consolidated income tax benefit (expense)	$(45.3)	$(34.4)	$(54.0)

Segment earnings before depreciation, depletion, amortization and amortization of excess cost of equity investments(c)
Products Pipelines	$463.1	$504.5	$584.5
Natural Gas Pipelines	545.9	575.6	516.5
CO2	1,098.6	965.5	782.9
Terminals	704.5	641.3	599.0
Kinder Morgan Canada	201.6	181.6	154.5
Total segment earnings before DD&A	3,013.7	2,868.5	2,637.4
Total segment depreciation, depletion and amortization	(927.7)	(879.3)	(825.7)
Total segment amortization of excess cost of equity investments.	(6.7)	(5.8)	(5.8)
General and administrative expenses	(472.7)	(375.2)	(330.3)
Interest expense, net of unallocable interest income	(531.0)	(506.4)	(431.3)
Unallocable income tax expense	(8.7)	(9.9)	(8.5)
Income from discontinued operations(d)	201.5	235.2	248.0
Total consolidated net income	$1,268.4	$1,327.1	$1,283.8

99

	Year Ended December 31,
	2011	2010	2009
Capital expenditures(e)
Products Pipelines	$253.8	$144.2	$199.8
Natural Gas Pipelines	152.8	135.4	372.0
CO2	432.5	372.8	341.8
Terminals	332.7	326.3	378.2
Kinder Morgan Canada	27.7	22.2	32.0
Total consolidated capital expenditures	$1,199.5	$1,000.9	$1,323.8

Investments at December 31
Products Pipelines	$218.5	$215.6	$203.7
Natural Gas Pipelines	2,887.0	3,563.3	2,542.9
CO2	10.4	9.9	11.2
Terminals	164.0	27.4	18.7
Kinder Morgan Canada	66.3	69.8	68.7
Total consolidated investments	$3,346.2	$3,886.0	$2,845.2

Assets at December 31
Products Pipelines	$4,479.3	$4,369.1	$4,299.0
Natural Gas Pipelines	9,957.5	8,809.7	7,772.7
CO2	2,147.3	2,141.2	2,224.5
Terminals	4,428.3	4,138.6	3,636.6
Kinder Morgan Canada	1,826.7	1,870.0	1,797.7
Total segment assets	22,839.1	21,328.6	19,730.5
Corporate assets(f)	1,263.6	532.5	531.7
Total consolidated assets	$24,102.7	$21,861.1	$20,262.2
____________

(a)	Includes natural gas purchases and other costs of sales, operations and maintenance expenses, and taxes, other than income taxes.
(b)	2011 amount includes a $167.2 million loss from the remeasurement of our previously held 50% equity interest in KinderHawk Field Services LLC to fair value (discussed further in Note 3).
(c)	Includes revenues, earnings from equity investments, allocable interest income, and other, net, less operating expenses, allocable income taxes, and other expense (income).
(d)	Represents amounts from our FTC Natural Gas Pipelines disposal group. For further information, see Note 3.
(e)
Sustaining capital expenditures, including our share of the sustaining capital expenditures of the following seven joint ventures: Rockies Express Pipeline LLC, Midcontinent Express Pipeline LLC, Fayetteville Express Pipeline LLC, Cypress Interstate Pipeline LLC, EagleHawk Field Services LLC, for 2011 only, Red Cedar Gathering Company, and until July 1, 2011, KinderHawk Field Services LLC totaled $212.1 million in 2011, $179.2 million in 2010 and $172.2 million in 2009.  Sustaining capital expenditures are defined as capital expenditures which do not increase the capacity of an asset.

(f)
Includes cash and cash equivalents; margin and restricted deposits; unallocable interest receivable, prepaid assets and deferred charges; and risk management assets related to the fair value of interest rate swaps.

Geographic information regarding revenues of segments
	Year Ended December 31,
	2011	2010	2009
Revenues from external customers
United States	$7,459.0	$7,362.8	$6,374.4
Canada	411.5	356.5	301.9
Mexico and other(a)	18.5	19.5	21.0
Total consolidated revenues from external customers.	$7,889.0	$7,738.8	$6,697.3

Geographic information regarding long-lived assets of segments
Long-lived assets at December 31(b)	2011	2010	2009
United States	$17,858.5	$16,929.5	$15,556.6
Canada	1,843.4	1,908.5	1,813.6
Mexico and other(a)	76.0	86.4	89.1
Total consolidated long-lived assets	$19,777.9	$18,924.4	$17,459.3
____________

(a)	Includes operations in Mexico and until August 31, 2011, the Netherlands.
(b)	Long-lived assets exclude (i) goodwill; (ii) other intangibles, net; and (iii) long-term note receivables from related parties.

Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data (Unaudited) [Abstract]
Quarterly Financial Data
19.  Quarterly Financial Data (Unaudited)

	Operating Revenues	Operating Income	Income from Continuing Operations	Income from Discontinued Operations	Net Income
	(In millions)
2011
First Quarter(a)	$1,916.9	$377.3	$290.5	$50.4	$340.9
Second Quarter(b)	1,937.7	271.1	192.6	39.3	231.9
Third Quarter(c)	2,111.0	414.8	160.6	55.7	216.3
Fourth Quarter	1,923.4	494.1	423.2	56.1	479.3
2010
First Quarter(d)	$2,048.1	$246.5	$164.7	$62.7	$227.4
Second Quarter	1,884.4	409.9	307.1	58.0	365.1
Third Quarter	1,972.5	375.5	269.6	52.8	322.4
Fourth Quarter	1,833.8	428.1	350.5	61.7	412.2

	Limited Partners' Interest in:
	Income from Continuing Operations	Income from Discontinued Operations	Net Income
Limited Partners' income (loss) per unit:
2011
First Quarter	$0.02	$0.16	$0.18
Second Quarter	(0.31)	0.12	(0.19)
Third Quarter	(0.42)	0.17	(0.25)
Fourth Quarter	0.35	0.16	0.51
2010
First Quarter	$(0.29)	$0.21	$(0.08)
Second Quarter	0.70	0.18	0.88
Third Quarter	0.01	0.16	0.17
Fourth Quarter	0.23	0.19	0.42
____________

(a)
First quarter 2011 includes an $87.1 million increase in expense allocated to us from KMI and associated with a one-time special cash bonus payment paid to non-senior management employees in May 2011; however, we do not have any obligation, nor did we pay any amounts related to this expense.

(b)	Second quarter 2011 includes a $165.0 million increase in expense associated with rate case liability adjustments.
(c)
Third quarter 2011 includes a $167.2 million loss from the remeasurement of our previously held 50% equity interest in KinderHawk Field Services LLC to fair value, and a $69.3 million increase in expense primarily associated with rights-of-way lease payment liability adjustments.

(d)	First quarter 2010 includes a $158.0 million increase in expense associated with rate case liability adjustments.

Supplemental Information on Oil and Gas Producing Activities (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2011
Supplemental Information on Oil and Gas Producing Activities (Unaudited) [Abstract]
Results of Operations for Oil and Gas Producing Activities - Unit Prices and Costs
Results of Operations for Oil and Gas Producing Activities - Unit Prices and Costs

	Year Ended December 31,
	2011	2010	2009
Consolidated Companies(a)
Production costs per barrel of oil equivalent(b)(c)(d)	$15.37	$12.58	$11.44
Crude oil production (MBbl/d)	34.2	35.5	37.4
SACROC crude oil production (MBbl/d)	23.8	24.3	25.1
Yates crude oil production (MBbl/d)	9.6	10.7	11.8

Natural gas liquids production (MBbl/d)(d)	3.5	5.8	5.4
Natural gas liquids production from gas plants(MBbl/d)(e)	5.0	4.2	4.0
Total natural gas liquids production(MBbl/d)	8.5	10.0	9.4
SACROC natural gas liquids production (MBbl/d)(d)	3.3	5.5	5.3
Yates natural gas liquids production (MBbl/d)(d)	0.2	0.2	0.1

Natural gas production (MMcf/d)(d)(f)	1.5	1.4	0.9
Natural gas production from gas plants(MMcf/d)(e)(f)	0.5	1.9	0.7
Total natural gas production(MMcf/d)(f)	2.0	3.3	1.6
Yates natural gas production (MMcf/d)(d)(f)	1.4	1.3	0.8

Average sales prices including hedge gains/losses:
Crude oil price per Bbl(g)	$69.73	$59.96	$49.55
Natural gas liquids price per Bbl(g)	$65.65	$50.34	$37.70
Natural gas price per Mcf(h)	$3.86	$4.08	$3.45
Total natural gas liquids price per Bbl(e)	$65.61	$51.03	$37.96
Total natural gas price per Mcf(e)	$3.76	$4.10	$3.53
Average sales prices excluding hedge gains/losses:
Crude oil price per Bbl(g)	$92.61	$76.93	$59.03
Natural gas liquids price per Bbl(g)	$65.65	$50.34	$37.70
Natural gas price per Mcf(h)	$3.86	$4.08	$3.45
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)
Computed using production costs, excluding transportation costs, as defined by the SEC.  Natural gas volumes were converted to barrels of oil equivalent using a conversion factor of six mcf of natural gas to one barrel of oil.

(c)	Production costs include labor, repairs and maintenance, materials, supplies, fuel and power, and general and administrative expenses directly related to oil and gas producing activities.
(d)	Includes only production attributable to leasehold ownership.
(e)	Includes production attributable to our ownership in processing plants and third party processing agreements.
(f)	Excludes natural gas production used as fuel.
(g)	Hedge gains/losses for crude oil and natural gas liquids are included with crude oil.
(h)	Natural gas sales were not hedged.

Capitalized Costs Related to Oil and Gas Producing Activities
Capitalized Costs Related to Oil and Gas Producing Activities

	As of December 31,
	2011	2010	2009
Consolidated Companies(a)
Wells and equipment, facilities and other	$3,103.6	$2,676.8	$2,428.6
Leasehold	352.3	352.3	352.6
Total proved oil and gas properties	3,455.9	3,029.1	2,781.2
Unproved property(b)	34.3	88.3	10.2
Accumulated depreciation and depletion	(2,288.0)	(1,901.0)	(1,501.1)
Net capitalized costs	$1,202.2	$1,216.4	$1,290.3
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries. Includes capitalized asset retirement costs and associated accumulated depreciation.
(b)	The unproved amounts consist of capitalized costs related to the Katz Unit, which is in the initial stages of the carbon dioxide flooding operation.

Costs Incurred in Exploration, Property Acquisitions and Development
Costs Incurred in Exploration, Property Acquisitions and Development

	Year Ended December 31,
	2011	2010	2009
Consolidated Companies(a)
Property acquisitions - proved oil and gas properties	$-	$-	$5.3
Development	372.8	326.0	330.3
____________

(a)
Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.  During 2011, we spent $89.0 million on development costs related to the Katz field unit, which was in the initial stages of the carbon dioxide flooding operation.  As of December 31, 2011, capitalized costs related to unproved property for the Katz unit was $34.3 million.  No exploration costs were incurred for the periods reported.

Results of Operations for Oil and Gas Producing Activities
Results of Operations for Oil and Gas Producing Activities

	Year Ended December 31,
	2011	2010	2009
Consolidated Companies(a)
Revenues(b)	$993.0	$903.2	$767.0
Expenses:
Production costs	245.8	229.5	188.8
Other operating expenses(c)	79.5	62.7	53.3
Depreciation, depletion and amortization expenses	394.1	406.3	441.4
Total expenses	719.4	698.5	683.5
Results of operations for oil and gas producing activities	$273.6	$204.7	$83.5
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Revenues include losses attributable to our hedging contracts of $285.2 million, $219.9 million and $129.5 million for each of the years ended December 31, 2011, 2010 and 2009, respectively.
(c)	Consists primarily of carbon dioxide expense.

Reserve Quantity Information
Reserve Quantity Information

	Consolidated Companies(a)
	Crude Oil (MBbls)	NGLs (MBbls)	Natural Gas (MMcf)(b)
Proved developed and undeveloped reserves:
As of December 31, 2008	78,579	6,860	1,274
Revisions of previous estimates(c)	15,900	1,018	(293)
Production	(13,688)	(1,995)	(298)
Purchases of reserves in place	53	37	15
As of December 31, 2009	80,844	5,920	698
Revisions of previous estimates(d)	16,294	1,059	2,923
Production	(12,962)	(2,116)	(523)
As of December 31, 2010	84,176	4,863	3,098
Revisions of previous estimates(e)	4,719	567	687
Improved recovery(f)	3,018	-	-
Production	(12,466)	(1,285)	(544)
As of December 31, 2011	79,447	4,145	3,241

Proved developed reserves:
As of December 31, 2009	47,058	2,665	698
As of December 31, 2010	56,423	2,221	3,098
As of December 31, 2011	55,652	1,823	3,241

Proved undeveloped reserves:
As of December 31, 2009	33,786	3,255	-
As of December 31, 2010	27,753	2,642	-
As of December 31, 2011	23,795	2,322	-
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Natural gas reserves are computed at 14.65 pounds per square inch absolute and 60 degrees fahrenheit.
(c)	Predominantly due to higher product prices resulting in an expanded economic carbon dioxide project area.
(d)	Predominantly due to higher product prices used to determine reserve volumes and the change in methodology discussed above.

119

(e)	Predominantly due to higher product prices used to determine reserve volumes.
(f)	Represents volumes added with the development of the Katz (Strawn) unit carbon dioxide flood.

Standardized Measure of Discounted Future Net Cash Flows From Proved Oil and Gas Reserves, Including Rollforward of Estimated Changes
Standardized Measure of Discounted Future Net Cash Flows From
Proved Oil and Gas Reserves

	As of December 31,
	2011	2010	2009
Consolidated Companies(a)
Future cash inflows from production	$7,648.1	$6,665.8	$4,898.0
Future production costs	(2,806.5)	(2,387.9)	(1,951.5)
Future development costs(b)	(1,443.0)	(1,433.7)	(1,179.7)
Undiscounted future net cash flows	3,398.6	2,844.2	1,766.8
10% annual discount	(1,204.6)	(946.6)	(503.5)
Standardized measure of discounted future net cash flows	$2,194.0	$1,897.6	$1,263.3
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Includes abandonment costs.

Changes in Standardized Measure of Discounted Future Net Cash Flows From Proved Oil and Gas Reserves
Changes in the Standardized Measure of Discounted Future Net Cash Flows From
Proved Oil and Gas Reserves

	As of December 31,
	2011	2010	2009
Consolidated Companies(a)
Present value as of January 1	$1,897.6	$1,263.3	$658.4
Changes during the year:
Revenues less production and other costs(b)	(949.5)	(828.2)	(652.7)
Net changes in prices, production and other costs(b)	696.9	890.0	915.7
Development costs incurred	416.4	248.0	330.3
Net changes in future development costs	(316.7)	(296.6)	(445.4)
Improved recovery	10.2	-	-
Revisions of previous quantity estimates(c)	257.1	494.2	391.1
Accretion of discount	182.0	126.9	65.9
Net change for the year	296.4	634.3	604.9
Present value as of December 31	$2,194.0	$1,897.6	$1,263.3
____________

(a)	Amounts relate to Kinder Morgan CO2 Company, L.P. and its consolidated subsidaries.
(b)	Excludes the effect of losses attributable to our hedging contracts of $285.2 million, $219.9 million and $129.5 million for each of the years ended December 31, 2011, 2010 and 2009, respectively.
(c)
2011 revisions were primarily due to higher product prices used to determine reserve volumes and the addition of the Katz (Strawn) carbon dioxide flood.  2010 revisions were primarily due to higher product prices used to determine reserve volumes and the change in methodology discussed above.  2009 revisions were primarily due to higher product prices resulting in an expanded economic carbon dioxide project area.

General (Detail) (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011 mi Y
General [Abstract]
Number of reportable business segments	5
Number of limited partnerships referred to as operating partnerships	5
Limited partner's ownership interest in each of our operating partnerships	98.99%
General partner's ownership interest in each of our operating partnerships	1.01%
Number of shares of Kinder Morgan Inc. Preferred Stock issued and sold	100,000
Maturity Date of Kinder Morgan Inc. Preferred Stock	2,057
Number of subsidiaries requiring the consent of holders of a majority of Kinder Morgan Inc. preferred shares to commence or file a voluntary bankruptcy proceeding	2
Ownership interest in the limited partnership held by Kinder Morgan Inc. and its consolidated subsidiaries	12.40%
Percentage of outstanding limited partner units held by Kinder Morgan Management, LLC	29.30%
El Paso Acquisition
Date definative agreement was announced	Oct 16, 2011
Approximate enterprise value of KMI and El Paso once combined	$ 94
Approximate purchase price for El Paso acquisition	$ 38
Miles of pipe of combined entity	80,000
El Paso Corp's ownership interest in the limited partner units of El Paso Pipeline Partners LP	0.42
El Paso Corp's general parter interest in El Paso Partners LP	0.02
Period the acquisition is expected to close in	Q2 of 2012
Percent of KMI shareholders who voted in favor of El Paso acquisition	100.00%
Percent of El Paso shareholders who voted in favor of acquisition	more than 95%

Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at beginning of period	$ 6.8	$ 5.4	$ 6.1
Additions charged to costs and expenses	0.2	2.3	0.5
Deductions	(1.2)	(0.9)	(1.2)
Balance at end of period	5.8	6.8	5.4
Customer prepayments included in accrued other current liabilities	5.6	7.1
Inventories [Abstract]
Gas in underground storage	61.8	2.2
Gas Imbalances [Abstract]
Gas imbalance receivables	18.8	18.8
Gas imbalance payables	9.7	7.7
Classes And Depreciation [Abstract]
Composite depreciation rate, minimum (in hundredths)	1.60%
Composite depreciation rate, maximum (in hundredths)	12.50%
Allowance for Funds Used During Construction/Capitalized Interest [Abstract]
Allowance for funds used during construction on debt and other capitalized interest	14.5	12.5	32.9
Allowance for funds used during construction on equity	0.2	0.7	22.7
Goodwill [Abstract]
Goodwill	1,436.2	1,233.6	1,149.2
Noncontrolling Interest [Line Items]
Number Of Operating Partnerships	5
Ownership percentage of noncontrolling interest (in hundredths)	1.01%
Comprehensive Income [Abstract]
Net unrealized gains/(losses) on cash flow hedge derivatives, beginning of period	(307.7)	(418.9)
Change for period	266.8	111.2
Net unrealized gains/(losses) on cash flow hedge derivatives, end of period	(40.9)	(307.7)	(418.9)
Foreign currency translation adjustments, beginning of period	131.9	32.4
Change for period	(44.4)	100.6	252.2
Foreign currency translation adjustments, end of period	87.9	131.9	32.4
Pension and other postretirement liability adjs., beginning of period	43.7	(10.6)	(8.3)
Change for period	(33.5)	(2.3)	(2.5)
Pension and other postretirement liability adjs., end of period	43.7	(10.6)	(8.3)
Total accumulated other comprehensive income/(loss), beginning of period	(186.4)	(394.8)
Change for period	191.5	210.6	(108.2)
Total accumulated other comprehensive income/(loss), end of period	$ 3.3	$ (186.4)	$ (394.8)
Globalplex Partners [Member]
Noncontrolling Interest [Line Items]
Ownership percentage of noncontrolling interest (in hundredths)	50.00%
Ownership percentage of parent (in hundredths)	50.00%
International Marine Terminals Partnership [Member]
Noncontrolling Interest [Line Items]
Ownership percentage of noncontrolling interest (in hundredths)	33.00%
Ownership percentage of parent (in hundredths)	67.00%
Pecos Carbon Dioxide Company [Member]
Noncontrolling Interest [Line Items]
Ownership percentage of noncontrolling interest (in hundredths)	31.00%
Ownership percentage of parent (in hundredths)	69.00%
Guilford County Terminal Company, LLC [Member]
Noncontrolling Interest [Line Items]
Ownership percentage of noncontrolling interest (in hundredths)	35.00%
Ownership percentage of parent (in hundredths)	65.00%

Acquisitions and Divestitures (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule of Equity Method Investments - Acquisitions [Line Items]
Amount reserved for investment in a cash escrow account, included in restricted deposits at year end	$ 0	$ 50
Net equity investment at end of period	3,338	3,877.8
Subsequent Event [Line Items]
Ownership interest acquired (in hundredths)	50.20%
Discontinued Operations, Summarized Income Statement Information [Abstract]
Revenues of discontinued operations	322.2	338.9	306.1
Operating expenses	(182.2)	(168.3)	(133.3)
Depreciation and amortization	(26.8)	(25.5)	(25.1)
Earnings from equity investments	86.7	87.6	98.5
Disposal Group Interest Income and Other	2.1	2.7	3.5
Income tax (expense) benefit	(0.5)	(0.2)	(1.7)
Earnings from discontinued operations	201.5	235.2	248
Issuance of Equity [Member]
Subsequent Event [Line Items]
Number of units issued subsequent to period end	160,510
Commissions paid on units issued subsequent to period end	0.1
Net proceeds on sales of units subsequent to period end	13.4
Dividend Declared [Member]
Subsequent Event [Line Items]
Date of subsequent event	Jan 18, 2012
Amount of distribution occurring subsequent to period end, per unit	$ 1.16
Endeavor Gathering LLC Acquisition [Member]
Schedule of Equity Method Investments - Acquisitions [Line Items]
Acquisition date			Nov 1, 2009
Equity investment purchase price			36
Equity investment percentage of business purchased (in hundredths)			40.00%
Co-venturer ownership interest in joint venture (in hundredths)			60.00%
Amount included in Deferred Charges and Other			36
Watco Companies, LLC Acquisition [Member]
Schedule of Equity Method Investments - Acquisitions [Line Items]
Acquisition date	Jan 3, 2011
Number of Class A preferred shares acquired (in shares)	50,000
Equity investment purchase price	50
Interest rate, per quarter, for cash distributions from the preferred shares (in hundredths)	3.25%
Interest rate applicable to additional profit distributions from the preferred shares (in hundredths)	0.50%
Number of members of the Board of Managers that the Company has the right to appoint	1
Amount reserved for investment in a cash escrow account, included in restricted deposits at year end		50
Number of short line railroads operated by the investee	22
Length of leased and owned track on which the short line railroads of the investee operate (in miles)	3,500
Annual rate of preferred distributions from equity investment	13.00%
Amount included in Deferred Charges and Other	50
Deeprock North, LLC Joint Venture [Member]
Schedule of Equity Method Investments - Acquisitions [Line Items]
Acquisition date	Feb 17, 2011
Equity investment purchase price	15.9
Equity investment percentage of business purchased (in hundredths)	50.00%
Storage capacity of existing crude oil tank farm (in millions of barrels)	1
Incremental storage capacity to be provided by new storage tanks (in barrels)	750,000
Member interest in joint venture owned by Deeprock Energy Resources, LLC (in hundredths)	12.02%
Member interest in joint venture owned by Mecuria Energy Trading, Inc. (in hundredths)	37.98%
Minimum number of years for which Mecuria will remain the anchor tenant for the joint venture's crude oil capacity	5
Number of acres of undeveloped land for which the Company has an option to participate in future expansions	254
Amount included in Deferred Charges and Other	15.9
Contribution to joint venture made subsequent to initial investment	7.7
Kinderhawk Equity Method Acquisition [Member]
Schedule of Equity Method Investments - Acquisitions [Line Items]
Acquisition date		May 21, 2010
Equity investment purchase price		917.4
Equity investment percentage of business purchased (in hundredths)		50.00%
Portion of purchase price attributable to equity method goodwill		144.8
Amount included in Deferred Charges and Other		917.4
Watco Companies, LLC 2nd Acquisition [Member]
Schedule of Equity Method Investments - Acquisitions [Line Items]
Acquisition date	Dec 28, 2011
Number of Class A preferred shares acquired (in shares)	50,000
Equity investment purchase price	50
Interest rate, per quarter, for cash distributions from the preferred shares (in hundredths)	3.25%
Interest rate applicable to additional profit distributions from the preferred shares (in hundredths)	0.50%
Net equity investment at end of period	101.7
Annual rate of preferred distributions from equity investment	13.00%
Amount included in Deferred Charges and Other	50
Cypress Interstate Pipeline LLC Divestiture [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash proceeds from disposal of assets		10.2
Gain (loss) on disposal		8.8
Ownership interest divested (in hundredths)		50.00%
Investment in net assets at time of disposal		20
Carrying value of retained investment after remeasurement to fair value		18.6
Carrying value of retained investment before remeasurement to fair value		10
Date of sale		Oct 1, 2010
Gain on remeasurement to fair value		8.6
Subsequent Event [Line Items]
Gain (loss) on transaction		8.8
Megafleet Towing Co., Inc. Assets Divestiture [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash proceeds from disposal of assets	4.1
Gain (loss) on disposal	2.2
Loss resulting from write down of net assets	5.5
Loss, net of tax, resulting from write down of net assets	4.1
Reduction in income tax expense included in gain on sale of assets	1.9
Ownership interest divested (in hundredths)	51.00%
Ownership interest retained (in hundredths)	49.00%
Date of sale	Feb 9, 2011
Goodwill removed from balance sheet at time of sale	10.6
Subsequent Event [Line Items]
Gain (loss) on transaction	2.2
River Consulting, LLC and Devco USA L.L.C. Divestiture [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Ownership interest divested (in hundredths)	51.00%
Number of subsidiaries divested in the disposal transaction	2
Aggregate consideration received	8.1
Cash proceeds from divestiture of partial interest in formerly consolidated subsidiaries	1
Ownership interest retained (in hundredths)	49.00%
Investment in net assets at time of disposal	8.8
Date of sale	Apr 1, 2011
Tax expense related to gain	1.4
Receivable for settlement of working capital	3
Pre tax gain on sale	3.6
Gain on remeasurement to fair value	2.1
Note received as consideration for equity interests sold	4.1
Arrow Terminals BV [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash proceeds from disposal of assets	13.3
Date of sale	Aug 31, 2011
Pre tax gain on sale	1.3
Tgs Development L P Terminal Acquisition [Member]
Business Acquisition [Line Items]
Acquisition date	2011-06-10
Purchase price	74.1
Portion of the purchase price assigned to property, plant and equipment	42.6
Portion of the purchase price assigned to deferred charges and other assets	31.5
Cash consideration given (included in total purchase price)	42.9
Fair value at acquisition date of equity interests issued (included in total purchase price)	23.7
Tons of material capacity (in tons)	1,000,000
Estimated time subsequent to close when liability will be paid (in years)	1
Portion of the purchase price assigned to other intangible assets	31.5
Note issued as consideration in acquisition	7.5
Megafleet Towing Co., Inc. Assets [Member]
Business Acquisition [Line Items]
Purchase price			21.7
Portion of the purchase price assigned to property, plant and equipment			7.1
Portion of the purchase price assigned to deferred charges and other assets			4
Portion of the purchase price allocated to goodwill			10.6
Portion of allocated goodwill that is expected to be tax deductible			5
Cash consideration given (included in total purchase price)			18
Number of marine vessels acquired (in vessels)			9
Date contingent consideration is to be paid			Apr 23, 2009
Fair value of contingent consideration			3.7
Portland Airport Pipeline [Member]
Business Acquisition [Line Items]
Acquisition date			2009-07-31
Purchase price			9
Portion of the purchase price assigned to property, plant and equipment			9
Length of pipeline acquired (in miles)			8.5
Diameter of pipeline acquired (in inches)			8
Crosstex Energy Lp Natural Gas Treating Business [Member]
Business Acquisition [Line Items]
Acquisition date			2009-10-01
Purchase price			270.7
Portion of the purchase price assigned to current assets			15
Portion of the purchase price assigned to property, plant and equipment			181.7
Portion of the purchase price assigned to deferred charges and other assets			25.4
Portion of the purchase price allocated to goodwill			48.6
Portion of allocated goodwill that is expected to be tax deductible			48.6
Cash consideration given (included in total purchase price)			265.3
Fair value at acquisition date of liabilities assumed (included in total purchase price)			5.4
Number of natural gas amine-treating and dew-point control plants acquired (in plants)			290
USD Terminal Acquisition [Member]
Business Acquisition [Line Items]
Acquisition date		2010-01-15
Purchase price		201.1
Portion of the purchase price assigned to property, plant and equipment		43.1
Portion of the purchase price assigned to deferred charges and other assets		100
Portion of the purchase price allocated to goodwill		58
Portion of purchase price allocated to other current assets, deferred charges and other assets		5.4
Cash consideration given (included in total purchase price)		114.3
Fair value at acquisition date of equity interests issued (included in total purchase price)		81.7
Fair value at acquisition date of liabilities assumed (included in total purchase price)		5.1
Portion of the purchase price assigned to other intangible assets		94.6
Remaining useful life of intangible assets acquired (in years)		10
Slay Industries Terminal Acquisition [Member]
Business Acquisition [Line Items]
Acquisition date		2010-03-05
Purchase price		101.6
Portion of the purchase price assigned to property, plant and equipment		67.9
Portion of the purchase price assigned to deferred charges and other assets		32.8
Portion of the purchase price allocated to goodwill		0.9
Portion of purchase price allocated to long-term investments		8.2
Cash consideration given (included in total purchase price)		97
Fair value at acquisition date of liabilities assumed (included in total purchase price)		1.6
Number of acres ready for development (in acres)		175
Portion of the purchase price assigned to other intangible assets		24.6
Remaining useful life of intangible assets acquired (in years)		20
Additional consideration to be paid through 2019		3
Consideration expected to be paid in first half of 2013		2
Direct Fuels Terminal Acquisition [Member]
Business Acquisition [Line Items]
Acquisition date		2010-07-22
Purchase price		16
Portion of the purchase price assigned to property, plant and equipment		5.3
Portion of the purchase price allocated to goodwill		10.7
Cash consideration given (included in total purchase price)		15.9
Fair value at acquisition date of liabilities assumed (included in total purchase price)		0.1
Gas-Chill, Inc. Natural Gas Treating Assets [Member]
Business Acquisition [Line Items]
Acquisition date		2010-09-01
Purchase price		13.1
Portion of the purchase price assigned to property, plant and equipment		8
Portion of the purchase price assigned to deferred charges and other assets		5.1
Cash consideration given (included in total purchase price)		10.5
Length of time after closing within which the holdback amount must be paid (in months)		18
Amount of consideration holdback to be paid in subsequent period		2.6
Percent of holdback paid in 2011		50.00%
Number of mechanical refrigeration units acquired		100
Allied Concrete Terminal Acquisition [Member]
Business Acquisition [Line Items]
Acquisition date		2010-10-01
Purchase price		8.6
Portion of the purchase price assigned to property, plant and equipment		3.9
Portion of the purchase price assigned to deferred charges and other assets		4.7
Cash consideration given (included in total purchase price)		8.1
Fair value at acquisition date of liabilities assumed (included in total purchase price)		0.5
Acres of land acquired (in acres)		42
Tons of material capacity (in tons)		250,000
Chevron Refined Products Terminals [Member]
Business Acquisition [Line Items]
Acquisition date		2010-10-01
Purchase price		32.3
Portion of the purchase price assigned to property, plant and equipment		32.1
Portion of the purchase price assigned to deferred charges and other assets		0.2
Cash consideration given (included in total purchase price)		31.5
Fair value at acquisition date of liabilities assumed (included in total purchase price)		0.8
Storage capacity acquired (in barrels)		650,000
Mission Valley California Products Terminal [Member]
Business Acquisition [Line Items]
Acquisition date		2010-03-01
Purchase price		13.5
Portion of the purchase price assigned to property, plant and equipment		13.5
Cash consideration given (included in total purchase price)		13.5
Storage capacity acquired (in barrels)		170,000
KinderHawk Field Services and Eaglehawk Field Services [Member]
Business Acquisition [Line Items]
Acquisition date	2011-07-01
Purchase price	912.1
Portion of the purchase price assigned to current assets	35.5
Portion of the purchase price assigned to property, plant and equipment	641.6
Portion of the purchase price assigned to deferred charges and other assets	140.8
Portion of the purchase price allocated to goodwill	94.2
Cash consideration given (included in total purchase price)	835.1
Fair value at acquisition date of liabilities assumed (included in total purchase price)	77
Length of pipeline acquired (in miles)	400
Portion of the purchase price assigned to other intangible assets	883.2
Remaining useful life of intangible assets acquired (in years)	20
Percent of equity acquired in initial investment		50.00%
Pipeline capacity (in bcf)	2
Current gathering volumes (in bcf)	1.1
Percent ownership of EagleHawk Field Services owned by Petrohawk	75.00%
EagleHawk length of gathering line (in miles)	280
EagleHawk length of condensate line (in miles)	140
Combined fair value of net assets acquired	1,560.9
Value assigned to equity method investment in EagleHawk	93.4
Debt of acquired entity paid off as part of acquisition	154
Carrying value of equity method investment at time of write down	910.2
Fair value of equity investment at time of write down	743
Percentage of EagleHawk's equity acquired	25.00%
Percent of equity acquired in second step of acquisition	50.00%
Non-cash loss on remeasurement of previously held equity interest	167.2
Date to which Petrohawk continued to operate EagleHawk		Oct 1, 2010
Portion of purchase price assigned to accounts, notes and interest receivable, net	16.6
SouthTex Treaters, Inc Acquisition [Member]
Business Acquisition [Line Items]
Acquisition date	2011-11-30
Purchase price	178.5
Portion of the purchase price assigned to current assets	26.8
Portion of the purchase price assigned to property, plant and equipment	9.3
Portion of the purchase price assigned to deferred charges and other assets	16.7
Portion of the purchase price allocated to goodwill	125.7
Cash consideration given (included in total purchase price)	151.5
Fair value at acquisition date of liabilities assumed (included in total purchase price)	27
Portion of the purchase price assigned to other intangible assets	0.1
Portion of purchase price allocated to Accounts, notes and interest receivable, net	13.5
Portion of purchase price allocated to inventories	13.3
Portion of purchase price allocated to deferred charges	16.6
Lorton, Virginia Products Terminal [Member]
Business Acquisition [Line Items]
Acquisition date	2011-12-15
Purchase price	12.5
Portion of the purchase price assigned to property, plant and equipment	12.5
Storage capacity acquired (in barrels)	450,000
Acres of land acquired (in acres)	14
BOSTCO [Member]
Business Acquisition [Line Items]
Portion of the purchase price assigned to property, plant and equipment	26.1
Date of initial equity investment	Nov 8, 2011
Percent of equity acquired in initial investment	50.00%
Cash portion of consideration given for initial equity investment	11.6
Predevelopment costs paid in 2010	0.4
Contribution made to equity investment	6
Date of controlling interest purchase	Dec 29, 2011
Percent of additional equity interest purchased	50.00%
Cash consideration for second equity purchase	8.1
Cash acquired in acquisition	9.9
Percent of entity Transmontaigne has transferrable purchase option for	50.00%
Expiration date of purchase option	Jan 20, 2013
Value of terminal to be constructed	$ 430
Number of tanks to be constructed	52
Storage capacity of tanks to be constructed (in barrels)	6,600,000
Draft depth of ships entity will be capable of handling (in feet)	45

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Taxes current expense: [Abstract]
Federal (current)	$ 13.3	$ 4.8	$ 2.7
State (current)	15.4	10.6	13.7
Foreign (current)	3.4	3.6	(1)
Total (current)	32.1	19	15.4
Income Loss From Continuing Operations Before Income Taxes Foreign	79.3	73	76.1
Taxes deferred expense: [Abstract]
Federal (deferred)	(6.4)	5	7
State (deferred)	(1.1)	(0.2)	1
Foreign (deferred)	20.7	10.6	30.6
Total (deferred)	13.2	15.4	38.6
Total tax provision	45.3	34.4	54
Effective tax rate	4.10%	3.10%	5.00%
Difference between the statutory federal income tax rate and the Company's effective income tax rate [Abstract]
Federal income tax rate	35.00%	35.00%	35.00%
Increase (decrease) as a result of: [Abstract]
Partnership earnings not subject to tax	(35.00%)	(35.00%)	(35.00%)
Corporate subsidiary earnings subject to tax	(0.80%)	(0.10%)
Income tax expense attributable to corporate equity earnings	1.50%	0.90%	0.90%
Income tax expense attributable to foreign corporate earnings	2.20%	1.30%	2.70%
State taxes	1.20%	1.00%	1.40%
Effective tax rate	4.10%	3.10%	5.00%
Deferred tax assets: [Abstract]
Book accruals	0.3	2.1
Net operating loss/alternative minimum tax credits	30.5	17.8
Other	3	1.3
Total deferred tax assets	33.8	21.2
Deferred tax liabilities: [Abstract]
Property, plant, and equipment	277.4	263.9
Other	6	5.6
Total deferred tax liabilities	283.4	269.5
Net deferred tax liabilities	249.6	248.3
Percentage likelihood of tax benefits being realized upon resolution (in hundredths)	50.00%
Reconciliation of unrecognized tax benefits [Rollforward]
Balance at beginning of period	33.4	23.3
Additions based on current year tax positions	7.8	10.2
Reductions due to lapse in statute of limitations	0	(0.1)
Balance at end of period	41.2	33.4	23.3
Amount of income tax expense related to interest	0.9	0.5	1.1
Accrued interest related to income taxes	2.7	1.8
Unrecognized tax benefits liability	41.2	33.4	23.3
Increase in unrecognized tax benefits liability that is reasonably possible over the next twelve months	7.6
U.S. and state tax years open to examination	2006 through 2011
Income Loss From Continuing Operations Before Income Taxes Domestic	1,032.9	1,053.3	1,013.7
Income Loss From Continuing Operations Before Income Taxes Foreign	79.3	73	76.1
Total consolidated income from continuing operations before taxes	$ 1,112.2	$ 1,126.3	$ 1,089.8

Property, Plant and Equipment (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Property, Plant and Equipment [Line Items]
Accumulated depreciation and depletion	$ (4,979.7)	$ (4,150.6)
Property, plant and equipment, net	15,595.8	14,603.9
Depreciation and depletion expense charged against property, plant and equipment	886.1	852.8	829.6
Asset Retirement Obligations [Abstract]
Asset retirement obligations	125.2	122	100.9
Asset retirement obligations included in accrued other current liabilities	10.8	2.5
Asset Retirement Obligation [Roll Forward]
Balance at beginning of period	122	100.9
Liabilities incurred/revised	12.1	23.7
Liabilities settled	(16.3)	(9.1)
Accretion expense	7.4	6.5
Balance at end of period	125.2	122	100.9
Natural gas, liquids, crude oil and carbon dioxide pipelines [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	7,759.4	7,071.1
Natural gas, liquids, carbon dioxide, and terminals station equipment [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	9,569	8,976.2
Natural gas, liquids (including linefill), and transmix processing [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	226.3	233.7
Other [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	1,453.5	1,322.7
Subtotal [Member]
Property, Plant and Equipment [Line Items]
Accumulated depreciation and depletion	(4,979.7)	(4,150.6)
Property, plant and equipment, net	14,028.5	13,453.1
Land and land right-of-way [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	769.5	638.5
Construction work in process [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	$ 797.8	$ 512.3

Investments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments [Abstract]
Investments	$ 3,346.2	$ 3,886	$ 2,845.2
Earnings from equity investments [Abstract]
Equity method investments	3,338	3,877.8
Capital contributions	371	299.3	2,051.8
Cash distributions	286.6	219.8	234.5
Earnings	224.4	135.5	91.2
Amortization of excess costs	6.7	5.8	5.8
Income Statement [Abstract]
Revenues	2,312.9	1,645.7	1,215.6
Costs and Expenses	1,747.3	1,204	824.5
Earnings before extraordinary items and cumulative effect of a change in accounting principle	565.6	441.7	391.1
Net income	565.6	441.7	391.1
Balance sheet [Abstract]
Current assets	491.5	486.6
Non current assets	11,488.6	12,712.1
Current liabilities	545.8	622.3
Non current liabilities	5,311.9	5,451.6
Partner's/Owner's equity	6,122.4	7,124.8
Amounts invested in bonds	8.2	8.2
Rockies Express Pipeline LLC [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	1,594.8	1,703
Ownership interest (in hundredths)	50.00%
Rockies Express Pipeline LLC [Member] | ConocoPhillips [Member]
Earnings from equity investments [Abstract]
Ownership interest (in hundredths)	25.00%
Rockies Express Pipeline LLC [Member] | Sempra Energy [Member]
Earnings from equity investments [Abstract]
Ownership interest (in hundredths)	25.00%
Midcontinent Express Pipeline LLC [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	666.6	706.4
Ownership interest (in hundredths)	50.00%
Earnings	42.7	30.1	14.7
Midcontinent Express Pipeline LLC [Member] | Regency Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Ownership interest (in hundredths)	50.00%
Plantation Pipe Line Company [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	185	190.3
Ownership interest (in hundredths)	51.17%
Earnings	44.7	30.3	26.8
Red Cedar Gathering Company [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	167.8	163.2
Ownership interest (in hundredths)	49.00%
Earnings	31.9	28.7	24.9
Red Cedar Gathering Company [Member] | Southern Ute Indian Tribe [Member]
Earnings from equity investments [Abstract]
Ownership interest (in hundredths)	51.00%
EagleHawk Field Services LLC [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	141
Ownership interest (in hundredths)	25.00%
Earnings	3.5
Effective date of acquisition	Jul 1, 2011
Express Pipeline System [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	65	68.5
Ownership interest (in hundredths)	33.33%
Earnings	(2)	(3.3)	(4.1)
Effective date of acquisition	Aug 28, 2008
KinderHawk Field Services LLC [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments		924.6
Earnings	22.1	19.5
Eagle Ford Gathering LLC [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	117.5	29.9
Ownership interest (in hundredths)	50.00%
Earnings	11.2	(0.1)
Date joint venture was formed on	May 14, 2010
Eagle Ford Gathering LLC [Member] | Copano Energy LLC [Member]
Earnings from equity investments [Abstract]
Ownership interest (in hundredths)	50.00%
Watco Companies, Llc [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	101.7
Earnings	6.6
Aggregate price paid for preferred interest	100
Cortez Pipeline Company [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	10.4	9.9
Ownership interest (in hundredths)	50.00%
Earnings	24.1	22.5	22.3
Cortez Pipeline Company [Member] | ExxonMobil [Member]
Earnings from equity investments [Abstract]
Ownership interest (in hundredths)	37.00%
Cortez Pipeline Company [Member] | Cortez Vickers Pipeline Company [Member]
Earnings from equity investments [Abstract]
Ownership interest (in hundredths)	13.00%
Fayetteville Express Pipeline LLC [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	173.3	0.2
Ownership interest (in hundredths)	50.00%
Earnings	23.8		3.6
Date interim service began on pipeline	Oct 12, 2010
Date full service began on pipeline	Jan 1, 2011
Fayetteville Express Pipeline LLC [Member] | Energy Transfer Partners LP [Member]
Earnings from equity investments [Abstract]
Ownership interest (in hundredths)	50.00%
All others [Member] | Kinder Morgan Energy Partners LP [Member]
Earnings from equity investments [Abstract]
Equity method investments	114.9	81.8
Earnings	$ 15.8	$ 7.8	$ 3

Goodwill And Other Intangibles (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2007	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Goodwill and Other Intangibles [Abstract]
Reporting Units		6
Multiple for calculating terminal fair values for goodwill impairment testing - low range		6
Multiple for calculating terminal fair values for goodwill impairment testing - high range		10
Discount rate used to calculate future cash flows to determine unit fair value (in hundredths)		0.08
Changes in the Gross Amounts of our Goodwill and Accumulated Impairment [Line Items]
Goodwill, gross			$ 1,526.3
Accumulated impairment losses			(377.1)
Goodwill [Roll Forward]
Beginning balance		1,233.6	1,149.2
Acquisitions and purchase price adjustments		219.9	71
Disposals		(11.8)
Currency translation adjustments		(5.5)	13.4
Ending balance		1,436.2	1,233.6	1,149.2
Accumulated impairment recorded on Trans Mountain assets prior to acquisition by Kinder Morgan Energy Partners LP	377.1
Business Acquisition [Line Items]
Additional ownership interest acquired in transaction (in hundredths)		50.20%
Acquisitions and purchase price adjustments		219.9	71
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Disposals		(11.8)
Equity Method Investment, Difference Between Carrying Amount and Underlying Equity [Line Items]
Weighted average life over which excess investment cost is amortized		22.1Y
Intangible Assets Subject to Amortization [Line Items]
Net carrying Amount		1,152	302.2
Amortization expense for the period		61	45.5	16.5
Intangible Assets, Estimated Future Amortization Expense [Abstract]
2012		78.8
2013		74.9
2014		71.7
2015		67.6
2016		63.8
Weighted average useful life for intangible assets		18.4Y
Customer relationships, contracts and agreements [Member]
Intangible Assets Subject to Amortization [Line Items]
Gross carrying amount		1,317.9	399.8
Accumulated amortization		172.6	112
Net carrying Amount		1,145.3	287.8
Technology-based assets, lease value and other [Member]
Intangible Assets Subject to Amortization [Line Items]
Gross carrying amount		10.6	17.9
Accumulated amortization		3.9	3.5
Net carrying Amount		6.7	14.4
First Differential [Member]
Equity Method Investment, Difference Between Carrying Amount and Underlying Equity [Line Items]
Equity Method Investment, Difference Between Carrying Amount and Underlying Equity		193.1	166
Second Differential [Member]
Equity Method Investment, Difference Between Carrying Amount and Underlying Equity [Line Items]
Equity Method Investment, Difference Between Carrying Amount and Underlying Equity		138.2	283
Megafleet Towing Co, Inc Assets Divestiture [Member]
Goodwill [Roll Forward]
Acquisitions and purchase price adjustments		10.6
Business Acquisition [Line Items]
Acquisitions and purchase price adjustments		10.6
Arrow Terminals Bv Divestiture [Member]
Goodwill [Roll Forward]
Acquisitions and purchase price adjustments		1.2
Business Acquisition [Line Items]
Acquisitions and purchase price adjustments		1.2
SouthTex Treaters, Inc. Asset Acquisition [Member]
Goodwill [Roll Forward]
Acquisitions and purchase price adjustments		125.7
Business Acquisition [Line Items]
Acquisitions and purchase price adjustments		125.7
KinderHawk Field Services LLC Acquisition [Member]
Goodwill [Roll Forward]
Acquisitions and purchase price adjustments		94.2
Business Acquisition [Line Items]
Acquisitions and purchase price adjustments		94.2
Products Pipelines [Member]
Goodwill [Roll Forward]
Ending balance		263.2	263.2	263.2
Natural Gas Pipelines [Member]
Goodwill [Roll Forward]
Beginning balance		337
Acquisitions and purchase price adjustments		219.9
Ending balance		556.9		377
Business Acquisition [Line Items]
Acquisitions and purchase price adjustments		219.9
CO2 [Member]
Goodwill [Roll Forward]
Ending balance		46.1	46.1	46.1
Terminals [Member]
Changes in the Gross Amounts of our Goodwill and Accumulated Impairment [Line Items]
Goodwill, gross			266.9
Accumulated impairment losses			(377.1)
Goodwill [Roll Forward]
Beginning balance		337.9	266.9
Acquisitions and purchase price adjustments			71
Disposals		(11.8)
Ending balance		326.1	337.9
Business Acquisition [Line Items]
Acquisitions and purchase price adjustments			71
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Disposals		(11.8)
Kinder Morgan Canada [Member]
Changes in the Gross Amounts of our Goodwill and Accumulated Impairment [Line Items]
Goodwill, gross			613.1
Goodwill [Roll Forward]
Beginning balance		249.4	236
Currency translation adjustments		(5.5)	13.4
Ending balance		$ 243.9	$ 249.4

Debt (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Debt [Abstract]
Total debt	$ 12,797,300,000	$ 11,539,800,000
Weighted average interest rate on all borrowings (in hundredths)	0.0426	0.0435
Schedule Of Current Debt [Line Items]
Outstanding balance	1,637,800,000	1,262,400,000
Credit Facility [Abstract]
Date of amendment to Kinder Morgan's credit facility	Jul 1, 2011
Amount Kinder Morgan's credit facility was amended to	2,200,000,000
Maturity date of Kinder Morgan's amended credit facility	Jul 1, 2016
Amount amended credit facility can be amended to	2,500,000,000
Maximum capacity of previous credit facility	2,000,000,000
Expiration date of previous credit facility	2013-06-23
Minimum interest rate under the administrative agent's base rate option for interest accrual under the credit facility	0.005
Reductions In Amounts Available Under Credit Facility [Line Items]
Letter Of Credit Face Amount	230,300,000
Total reductions in amounts available under credit facility	875,100,000
Maximum ratio of debt to EBITDA allowable under credit facility agreement - specified acquisition	5.5
Maximum ratio of debt to EBITDA allowable under credit facility agreement - other	5
Minimum outstanding principal amount in respect of hedging agreements triggering event of default upon failure to make required payments under credit facility agreement	75,000,000
Minimum Outstanding Principal Amount Triggering Event Of Default Upon Our General Partners Failure To Make Required Payments Under Credit Facility Agreement	75,000,000
Minimum payment amount triggering event of default in the event of an adverse judgment rendered against the Company	75,000,000
Commercial Paper Program [Abstract]
Maximum amount of commercial paper available to issue	2,200,000,000
Maximum amount of commercial paper available to issue under previous debt facility	2,000,000,000
Long term debt outstanding, excluding current portion and the value of interest rate swaps	11,159,500,000	10,277,400,000
Debt Instrument [Line Items]
Unamortized debt discount on senior notes	(24,000,000)	(23,300,000)
Senior Notes [Abstract]
Percentage of principal amount to be paid to redeem senior notes under redemption option (in hundredths)	100.00%
Number of separate public offerings of senior notes	2
Senior Note Offerings [Line Items]
Unamortized debt discount on senior notes	(24,000,000)	(23,300,000)
Significant Acquisitions and Disposals [Line Items]
Aggregate consideration paid, cash portion	208,100,000	287,500,000	292,900,000
Kinder Morgan Operating L.P. A Debt [Abstract]
Remaining ownership interest acquired in Cochin pipeline system (in hundredths)	50.20%
Fair value of installment notes to acquire Cochin pipeline system, at issuance	42,300,000
Number of annual payments on installment notes to acquire Cochin pipeline system	5
Date of Cochin acquisition	Jan 1, 2007
Date fourth installation on note was paid	Mar 31, 2011
Kinder Morgan Texas Pipeline, L.P. Debt [Abstract]
Minimum amount of prepayment allowed on senior notes assumed in acquisition of natural gas storage facility	1,000,000
Stated interest rate on debt	8.85%
Amount of monthly payments on debt	700,000
Final payment date	Jan 2, 2014
Payments on debt in period	7,200,000
International Marine Terminals Debt [Abstract]
Our obligation for payment of principal, plus interest and other fees, on International Marine Terminals-Plaquemines, LA revenue bonds	30,300,000
Date bonds were refunded and extended	Mar 15, 2005
Maturity date of bonds prior to refunding and extending	Mar 15, 2006
Maturity date of bonds subsequent to refunding and extend	Mar 15, 2025
Date of letter of credit agreement	Mar 19, 2002
Amount of letter of credit agreement	45,500,000
Gulf Oppportunity Zone Bonds [Abstract]
Maturity date of bonds given netting treatment	Dec 1, 2040
Interest rate on bonds given netting treatment	1.75%
Principal amount of bond given netting treatment	100,000,000
Interest rate on bond repaid	6.00%
Note repaid to LCDA	5,000,000
Original amount of Opportunity Bonds purchased	13,200,000
Scheduled maturities of outstanding debt, excluding value of interest rate swaps [Abstract]
2012	1,637,800,000
2013	508,200,000
2014	501,300,000
2015	299,900,000
2016	499,900,000
Thereafter	9,350,200,000
Total	12,797,300,000
Net Carrying Value of Senior Notes	12,026,000,000	10,876,700,000
Business Acquisition [Line Items]
Additional ownership interest acquired in transaction (in hundredths)	50.20%
Kinder Morgan Arrow Terminals Debt
Number of payments required on note	3
Value of land acquired for cash and note	3,300,000
Cash payment for land	1,200,000
KinderHawk Debt
Amount of debt paid off at time of acquisition	154,000,000
Repayment of Debt [Member]
Subsequent Event [Line Items]
Date of subsequent event	Feb 1, 2012
Repayment of matured bond principal	100,000
First Public Offering [Member]
Debt Instrument [Line Items]
Principal outstanding	1,100,000,000
Proceeds net of underwriting and commissions	1,092,700,000
Date public offering completed	Mar 14, 2011
Senior Note Offerings [Line Items]
Principal outstanding	1,100,000,000
Proceeds net of underwriting and commissions	1,092,700,000
Date public offering completed	Mar 14, 2011
Second Public Offering [Member]
Debt Instrument [Line Items]
Principal outstanding		1,000,000,000
Proceeds net of underwriting and commissions	743,300,000	993,100,000
Date public offering completed	Aug 17, 2011	May 19, 2010
Senior Note Offerings [Line Items]
Principal outstanding		1,000,000,000
Proceeds net of underwriting and commissions	743,300,000	993,100,000
Date public offering completed	Aug 17, 2011	May 19, 2010
Kinder Morgan Operating L.P. A [Member] | Notes Payable [Member]
Debt Instrument [Line Items]
Interest rate at the end of the period (in hundredths)	5.40%
Principal outstanding	5,200,000	10,200,000
Senior Note Offerings [Line Items]
Interest rate at the end of the period (in hundredths)	5.40%
Principal outstanding	5,200,000	10,200,000
Kinder Morgan Arrow Terminals L P [Member] | Notes Payable [Member]
Debt Instrument [Line Items]
Repayments made during the period		5,300,000
Senior Note Offerings [Line Items]
Repayments made during the period		5,300,000
Kinder Morgan Liquids Terminals LLC [Member] | Other Bonds [Member]
Debt Instrument [Line Items]
Amount of interest backed up by letters of credit	400,000
Number of days of interest covered by letters of credit	46
Per annum interest rate used to calculate number of days of interest covered by letters of credit (in hundredths)	12.00%
Senior Note Offerings [Line Items]
Amount of interest backed up by letters of credit	400,000
Number of days of interest covered by letters of credit	46
Per annum interest rate used to calculate number of days of interest covered by letters of credit (in hundredths)	12.00%
Kinder Morgan Operating L.P. B [Member] | Other Bonds [Member]
Debt Instrument [Line Items]
Amount of interest backed up by letters of credit	400,000
Number of days of interest covered by letters of credit	55
Per annum interest rate used to calculate number of days of interest covered by letters of credit (in hundredths)	12.00%
Senior Note Offerings [Line Items]
Amount of interest backed up by letters of credit	400,000
Number of days of interest covered by letters of credit	55
Per annum interest rate used to calculate number of days of interest covered by letters of credit (in hundredths)	12.00%
Letters of Credit [Member] | Letter of Credit Supporting California Public Utilities Commission [Member]
Reductions In Amounts Available Under Credit Facility [Line Items]
Letter Of Credit Face Amount	100,000,000
Letters of Credit [Member] | Letters of Credit Supporting Tax Exempt Bonds [Member]
Reductions In Amounts Available Under Credit Facility [Line Items]
Letter Of Credit Face Amount	86,300,000
Letters of Credit [Member] | Letter of Credit Supporting Indemnification Obligations Series D Note Borrowings [Member]
Reductions In Amounts Available Under Credit Facility [Line Items]
Letter Of Credit Face Amount	10,700,000
Letters of Credit [Member] | Letter of Credit Other Issues [Member]
Reductions In Amounts Available Under Credit Facility [Line Items]
Letter Of Credit Face Amount	17,100,000
Letters of Credit [Member] | Letters of Credit Supporting Debt Securities Issued by Express Pipeline System [Member]
Reductions In Amounts Available Under Credit Facility [Line Items]
Letter Of Credit Face Amount	16,200,000
Letters of Credit [Member] | Letter of Credit for Development Revenue Bonds C [Member]
Reductions In Amounts Available Under Credit Facility [Line Items]
Letter Of Credit Face Amount	25,400,000
Letters of Credit [Member] | Letter of credit supporting OLPB [Member]
Reductions In Amounts Available Under Credit Facility [Line Items]
Letter Of Credit Face Amount	24,100,000
Senior Notes A [Member]
Schedule Of Current Debt [Line Items]
Maturity Date	Mar 15, 2011
Senior Notes A [Member] | Kinder Morgan Energy Partners, L.P. [Member]
Debt Instrument [Line Items]
Interest rate at the end of the period (in hundredths)		6.75%
Principal outstanding		700,000,000
Senior Note Offerings [Line Items]
Interest rate at the end of the period (in hundredths)		6.75%
Principal outstanding		700,000,000
Senior Notes B [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	450,000,000	450,000,000
Interest rate (in hundredths)	7.13%
Maturity Date	Mar 15, 2012
Senior Notes C [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	500,000,000	500,000,000
Interest rate (in hundredths)	5.85%
Maturity Date	Sep 15, 2012
Senior Notes D [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	500,000,000	500,000,000
Interest rate (in hundredths)	5.00%
Maturity Date	Dec 15, 2013
Senior Notes E [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	500,000,000	500,000,000
Interest rate (in hundredths)	5.13%
Maturity Date	Nov 15, 2014
Senior Notes F [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	300,000,000	300,000,000
Interest rate (in hundredths)	5.63%
Maturity Date	Feb 15, 2015
Senior Notes G [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	500,000,000
Interest rate (in hundredths)	3.50%
Maturity Date	Mar 1, 2016
Senior Notes H [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	600,000,000	600,000,000
Interest rate (in hundredths)	6.00%
Maturity Date	Feb 1, 2017
Senior Notes I [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	975,000,000	975,000,000
Interest rate (in hundredths)	5.95%
Maturity Date	Feb 15, 2018
Senior Notes J [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	500,000,000	500,000,000
Effective interest rate (in hundredths)	9.00%
Maturity Date	Feb 1, 2019
Senior Notes K [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	700,000,000	700,000,000
Interest rate (in hundredths)	6.85%
Maturity Date	Feb 15, 2020
Senior Notes L [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	600,000,000	600,000,000
Interest rate (in hundredths)	5.30%
Maturity Date	Sep 15, 2020
Senior Notes M [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	400,000,000	400,000,000
Interest rate (in hundredths)	5.80%
Maturity Date	Mar 1, 2021
Senior Notes N [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	375,000,000
Interest rate (in hundredths)	4.15%
Maturity Date	Mar 1, 2022
Senior Notes O [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	300,000,000	300,000,000
Interest rate (in hundredths)	7.40%
Maturity Date	Mar 15, 2031
Senior Notes P [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	300,000,000	300,000,000
Interest rate (in hundredths)	7.75%
Maturity Date	Mar 15, 2032
Senior Notes Q [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	500,000,000	500,000,000
Interest rate (in hundredths)	7.30%
Maturity Date	Aug 15, 2033
Senior Notes R [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	500,000,000	500,000,000
Interest rate (in hundredths)	5.80%
Maturity Date	Mar 15, 2035
Senior Notes S [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	400,000,000	400,000,000
Interest rate (in hundredths)	6.50%
Maturity Date	Feb 1, 2037
Senior Notes T [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	1,175,000,000	1,175,000,000
Interest rate (in hundredths)	6.95%
Maturity Date	Jan 15, 2038
Senior Notes U [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	600,000,000	600,000,000
Interest rate (in hundredths)	6.50%
Maturity Date	Sep 1, 2039
Senior Notes V [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	400,000,000	400,000,000
Interest rate (in hundredths)	6.55%
Maturity Date	Sep 15, 2040
Senior Notes W [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	600,000,000
Interest rate (in hundredths)	6.38%
Maturity Date	Mar 1, 2041
Senior Notes X [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	375,000,000
Interest rate (in hundredths)	5.63%
Maturity Date	Sep 1, 2041
Senior Notes Y [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt			250,000,000
Interest rate (in hundredths)			7.50%
Maturity Date	Nov 1, 2010
OLPA Cochin Notes [Member]
Debt Instrument [Line Items]
Principal outstanding	9,900,000	19,200,000
Amount of periodic payment	10,000,000
Senior Note Offerings [Line Items]
Principal outstanding	9,900,000	19,200,000
Amount of periodic payment	10,000,000
Commercial Paper [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	644,800,000	522,100,000
Interest rate (in hundredths)	0.53%	0.67%
Other Bonds [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	1,200,000	1,300,000
Cochin acquisition note [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	9,900,000	9,400,000
KM Texas Pipeline Debt [Member]
Schedule Of Current Debt [Line Items]
Principal amount of current debt	7,600,000	7,200,000
Globalplex Note [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	1,100,000
Interest rate (in hundredths)	7.17%
Arrow debt [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	2,100,000
Principal amount of current debt	700,000
Interest rate (in hundredths)	6.00%
Maturity Date	Mar 28, 2014
OLPA Notes [Member]
Schedule Of Current Debt [Line Items]
Maturity Date	Mar 31, 2012
KM Canada Note [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	4,700,000	9,000,000
Interest rate (in hundredths)	5.40%
Maturity Date	Mar 31, 2012
Kinder Morgan Texas Pipeline Debt [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	16,400,000	23,600,000
Interest rate (in hundredths)	5.23%
Maturity Date	Jan 2, 2014
Kinder Morgan Liquides Terminals Debt [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	25,000,000	25,000,000
Interest rate (in hundredths)	0.09%
Maturity Date	Jan 15, 2018
Kinder Morgan Columbus Development Note [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	8,200,000	8,200,000
Interest rate (in hundredths)	5.50%
Maturity Date	Sep 1, 2022
OLPB Notes [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	23,700,000	23,700,000
Interest rate (in hundredths)	0.11%
Maturity Date	Apr 1, 2024
Internation Marine Terminals Debt [Member]
Schedule Of Current Debt [Line Items]
Outstanding balance	$ 40,000,000	$ 40,000,000
Interest rate (in hundredths)	1.28%
Maturity Date	Mar 15, 2025

Employee Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension and postretirement benefit plans [Abstract]
Number of subsidiaries which are sponsors of pension plans for eligible employees	2
Defined Benefit Plan Disclosure [Line Items]
Recorded value of pension and postretirement benefit obligations	$ 70	$ 44.8
Multiemployer plans [Abstract]
Contributions to multi-employer pension plans charged to expense during the period	12.3	10.3	8.4
Kinder Morgan savings plan [Abstract]
Employee contribution percentage rate, minimum, for participants in the 401(k) (in hundredths)	1.00%
Employee contribution percentage rate, maximum, for participants in the 401(k) (in hundredths)	50.00%
Employer match contribution percentage of eligible earnings for the savings plan participants (in hundredths)	5.00%
Total amount charged to expense for the Kinder Morgan Savings Plan	16.5	13.3	12.1
Employer contribution percentage under the tiered schedule for the savings plan for service of less than one year for employees of the Terminals segment (in hundredths)	1.00%
Employer contribution percentage under the tiered schedule for service of between one and two years under the savings plan for employees of the Terminals segment (in hundredths)	2.00%
Employer contribution percentage under the tiered schedule for service of between two and five years under the savings plan for employees of the Terminals segment (in hundredths)	3.00%
Employer contribution percentage for service under the tiered schedule for services of five years or more for employees of the Terminals segment (in hundredths)	4.00%
Additional discretionary employer special contribution (in hundredths)	1.00%	1.00%
Employer match contribution percentage of eligible earnings for the savings plan participants beginning in August 2011 (in hundredths)	5.00%
Increase in employer contribution percentage under the tiered schedule for the savings plan for employees of the Terminals segment beginning in August 2011 (in hundredths)	1.00%
Cash balance retirement plan [Abstract]
Percentage of eligible compensation that is credited each pay period under the cash balance retirement plan (in hundredths)	3.00%
Maturity of U.S. Treasury bonds for which the rate is used to calculate interest under the cash balance retirement plan (in years)	5
Vesting period for employees participating in the cash balance retirement plan (in years)	3
Maturity of U.S. Treasury notes for which the rate is used to calculate interest under the cash balance retirement plan subsequent to plan amendment (in years)	5
Percentage added to the U.S. Treasury note rate used to calculate interest under the cash balance retirement plan subsequent to plan amendment (in hundredths)	0.25%
Trans Mountain pension and postretirement benefit plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net periodic benefit costs	6.9	3.9	2.9
Estimated overall net periodic pension and postretirement benefit costs in the next fiscal year	11.3
Estimated contributions in next fiscal year to pension and postretirement benefit costs	8.9
SFPP postretirement benefit plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Net periodic benefit costs	0.1	0.1
Estimated overall net periodic pension and postretirement benefit costs in the next fiscal year	0.1
Estimated contributions in next fiscal year to pension and postretirement benefit costs	$ 0.3

Partners' Capital (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Limited Partners' Capital Account [Line Items]
Units outstanding (in shares)	232,677,222	218,880,103
Effective limited partners' interest exclusive of general partner's incentive distribution rights (in hundredths)	0.98
Effective general partner's interest exclusive of incentive distribution rights (in hundredths)	0.02
Distribution Made to Member or Limited Partner [Line Items]
Amount of distribution per unit	$ 4.61	$ 4.4	$ 4.2
Amount of cash distributions paid	2,243,600,000	1,826,600,000	1,771,900,000
Incentive Distribution Made to Managing Member or General Partner [Line Items]
Reduction in total cash distributions to general partner		170,000,000
Percentage of Petrohawk Energy Corporation's natural gas gathering and treating business (in hundredths)		0.5
Total distribution of cash from interim capital transactions		177,100,000
Total distribution of cash from interim capital transactions, per unit		0.56
Subsequent Event [Line Items]
Date of second amendment to at the market agreement	Feb 25, 2011
Ordinal number of amendment to at the market agreement	2
Value of units available to be issued under second amended at the market agreement	1,200,000,000
Value of units available to be issued under first amended at the market agreement	600,000,000
Issuance of Equity [Member]
Subsequent Event [Line Items]
Units issued subsequent to period end (in shares)	160,510
Commissions paid on units issued subsequent to period end	100,000
Net proceeds on sales of units subsequent to period end	13,400,000
Distribution Declared [Member]
Subsequent Event [Line Items]
Date of subsequent event	Jan 18, 2012
Amount of distribution occurring subsequent to period end, per unit	$ 1.16
Distribution Paid [Member]
Subsequent Event [Line Items]
Date of subsequent event	Feb 14, 2012
Units issued subsequent to period end (in shares)	1,464,145
Fractional units issued subsequent to period end for each unit outstanding	0.014863
Incentive distribution to be paid to general partner subsequent to period end, net of amount waived related to KinderHawk acquisition	302,300,000
Incentive distribution waived for subsequent event distribution	7,200,000
Incentive distribution GP has agreed to waive in 2012	25,500,000
Incentive distribution GP has agreed to waive in 2013	3,500,000
General Partner [Member]
Incentive Distribution Made to Managing Member or General Partner [Line Items]
Incentive distribution payments made during period	1,146,400,000	848,200,000	906,500,000
Reduction in required incentive distribution to general partner		168,300,000
Amount of waived incentive distribution related to equity issued to finance the acquisition of interest in Petrohawk Energy	28,400,000	11,100,000
Incentive distributions declared for period	1,174,100,000	880,500,000	932,300,000
Equity Issuance A [Member]
Schedule of Partnership Equity Issuance Transactions [Line Items]
Description of equity issuance transaction	2011-06-17	2010-05-07
Units issued for cash (in shares)	6,700,000	6,500,000
Net proceeds from units issued		417,400,000
Offering price of units, per share		$ 66.25
Issuance under at the market agreement [Member]
Schedule of Partnership Equity Issuance Transactions [Line Items]
Units issued for cash (in shares)	5,764,708	3,902,225
Net proceeds from units issued	421,400,000	266,300,000
Commissions on units issued under equity distribution agreement	3,200,000	2,000,000
Issuance related to TGS Acquisition [Member]
Schedule of Partnership Equity Issuance Transactions [Line Items]
Date units issued	2011-06-10
Offering price of units, per share	$ 73.01
Units issued as consideration in the acquisition of assets (in shares)	324,961
Units issued as consideration in the acquisition of assets	23,700,000
Overallotment on Offering A [Member]
Schedule of Partnership Equity Issuance Transactions [Line Items]
Description of equity issuance transaction	2011-06-27
Units issued for cash (in shares)	1,005,000
Issuance A and Overallotment [Member]
Schedule of Partnership Equity Issuance Transactions [Line Items]
Units issued for cash (in shares)	7,705,000
Net proceeds from units issued	533,900,000
Offering price of units, per share	$ 71.44
Issuance related to USD acquisition [Member]
Schedule of Partnership Equity Issuance Transactions [Line Items]
Date units issued		2010-01-15
Offering price of units, per share		$ 63.45
Units issued as consideration in the acquisition of assets (in shares)		1,287,287
Units issued as consideration in the acquisition of assets		81,700,000
Private Placement Issuance [Member]
Schedule of Partnership Equity Issuance Transactions [Line Items]
Date units issued		2010-07-02
Units issued for cash (in shares)		1,167,315
Net proceeds from units issued		75,000,000
Offering price of units, per share		$ 64.25
Cash Distribution A [Member]
Distribution Made to Member or Limited Partner [Line Items]
Amount of distribution per unit	$ 4.58	$ 4.32	$ 4.2
Unit Distribution A [Member]
Distribution Made to Member or Limited Partner [Line Items]
Units distributed (in shares)	6,601,402	6,369,724	7,540,357
Total Limited Partners [Member]
Limited Partners' Capital Account [Line Items]
Units outstanding (in shares)	336,500,011	316,101,490
Common units [Member] | KMI and Consolidated Affiliates [Member]
Limited Partners' Capital Account [Line Items]
Units outstanding (in shares)	14,646,428	14,646,428
Common units [Member] | General Partner [Member]
Limited Partners' Capital Account [Line Items]
Units outstanding (in shares)	1,724,000	1,724,000
Common units [Member] | Third Parties [Member]
Limited Partners' Capital Account [Line Items]
Units outstanding (in shares)	216,306,794	202,509,675
Class B units [Member] | Wholly-owned Subsidiary of KMI [Member]
Limited Partners' Capital Account [Line Items]
Units outstanding (in shares)	5,313,400	5,313,400
i-units [Member] | KMR [Member]
Limited Partners' Capital Account [Line Items]
Units outstanding (in shares)	98,509,389	91,907,987

Related Party Transactions (Details)	3 Months Ended	12 Months Ended											12 Months Ended						12 Months Ended										12 Months Ended		12 Months Ended					12 Months Ended					12 Months Ended									12 Months Ended
	Mar. 31, 2011 USD ($)	Dec. 31, 2011 USD ($) D	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 Accounts, notes, and interest receivable, net [Member] USD ($)	Dec. 31, 2010 Accounts, notes, and interest receivable, net [Member] USD ($)	Dec. 31, 2011 Other current assets [Member] USD ($)	Dec. 31, 2010 Other current assets [Member] USD ($)	Dec. 31, 2011 Accounts payable [Member] USD ($)	Dec. 31, 2010 Accounts payable [Member] USD ($)	Dec. 31, 2011 Related party receivables [Member] USD ($)	Dec. 31, 2010 Related party receivables [Member] USD ($)	Dec. 31, 2010 Kinder Morgan Power Company [Member] USD ($)	Dec. 31, 2009 Kinder Morgan Power Company [Member] USD ($)	Dec. 31, 2011 Kinder Morgan, Inc. [Member] USD ($) Y	Dec. 31, 2010 Kinder Morgan, Inc. [Member] USD ($)	Dec. 31, 2009 Kinder Morgan, Inc. [Member] USD ($)	Dec. 31, 2010 Kinder Morgan, Inc. [Member] Accounts payable [Member] USD ($)	Dec. 31, 2011 KM Insurance, Ltd. [Member] USD ($)	Dec. 31, 2010 KM Insurance, Ltd. [Member] USD ($)	Dec. 31, 2009 KM Insurance, Ltd. [Member] USD ($)	Dec. 31, 2011 NGPL PipeCo LLC [Member] USD ($)	Dec. 31, 2010 NGPL PipeCo LLC [Member] USD ($)	Dec. 31, 2009 NGPL PipeCo LLC [Member] USD ($)	Dec. 31, 2011 Rockies Express Pipeline LLC [Member] USD ($)	Dec. 31, 2010 Rockies Express Pipeline LLC [Member] USD ($)	Dec. 31, 2009 Rockies Express Pipeline LLC [Member] USD ($)	Dec. 31, 2010 Rockies Express Pipeline LLC [Member] Accrued other current liabilities [Member] USD ($)	Dec. 31, 2010 Cypress Pipeline [Member]	Dec. 31, 2011 Cypress Pipeline [Member]	Dec. 31, 2011 Kirby Corporation [Member] USD ($)	Dec. 31, 2010 Kirby Corporation [Member] USD ($)	Dec. 31, 2009 Kirby Corporation [Member] USD ($)	Dec. 31, 2011 Plantation Pipe Line Company [Member] Accounts, notes, and interest receivable, net [Member] USD ($)	Dec. 31, 2010 Plantation Pipe Line Company [Member] Accounts, notes, and interest receivable, net [Member] USD ($)	Dec. 31, 2011 Plantation Pipe Line Company [Member] Notes receivable [Member] USD ($)	Dec. 31, 2010 Plantation Pipe Line Company [Member] Notes receivable [Member] USD ($)	Dec. 31, 2011 Express pipeline system [Member] Notes receivable [Member] USD ($)	Dec. 31, 2011 Express pipeline system [Member] Notes receivable [Member] CAD	Dec. 31, 2010 Express pipeline system [Member] Notes receivable [Member] USD ($)	Dec. 31, 2011 River Consulting and Devco [Member] USD ($)	Dec. 31, 2011 Globalplex [Member] Accounts payable [Member] USD ($)	Dec. 31, 2011 Kinder Morgan, G.P., Inc. [Member] Common units [Member] Direct [Member]	Dec. 31, 2011 Kinder Morgan, Inc. [Member]	Dec. 31, 2011 Kinder Morgan, Inc. [Member] Common units [Member] Direct [Member]	Dec. 31, 2011 Kinder Morgan, Inc. [Member] Common units [Member] Indirect [Member]	Dec. 31, 2011 Kinder Morgan, Inc. [Member] Class B units [Member] Indirect [Member]	Dec. 31, 2011 Kinder Morgan, Inc. [Member] i-units [Member] Direct [Member]	Dec. 31, 2011 Kinder Morgan Management, LLC [Member] i-units [Member]	Dec. 31, 2011 Owners of all classes of units [Member]	Dec. 31, 2011 Owners of all classes of units [Member] First distribution target level [Member]	Dec. 31, 2011 Owners of all classes of units [Member] Second distribution target level [Member]	Dec. 31, 2011 Owners of all classes of units [Member] Third distribution target level [Member]	Dec. 31, 2011 Owners of all classes of units [Member] Fourth distribution target level [Member]	Dec. 31, 2011 General Partner [Member] USD ($)	Dec. 31, 2011 General Partner [Member] First distribution target level [Member]	Dec. 31, 2011 General Partner [Member] Second distribution target level [Member]	Dec. 31, 2011 General Partner [Member] Third distribution target level [Member]	Dec. 31, 2011 General Partner [Member] Fourth distribution target level [Member]
Related Party Transactions [Abstract]
Amounts paid to related party for expenses for costs incurred															$ 70,600,000	$ 55,600,000	$ 46,500,000		$ 8,800,000	$ 8,600,000	$ 8,400,000	$ 8,200,000	$ 7,800,000	$ 8,800,000
Non-cash compensation expense allocated from KMI		2,800,000	4,600,000	5,700,000
KMI special bonus expense to non-senior management employees	87,100,000
Partnership interests and distributions [Abstract]
Percentage of Available Cash to be distributed per partnership agreement (in hundredths)		100.00%
Number of days following end of quarter by which cash distributions must be made		45
SFPP's former general partner 's remaining ownership interest in SFPP (in hundredths)		0.50%
Distribution of cash from interim capital transactions			177,100,000
Distribution Allocation [Line Items]
Distribution allocation percentage (in hundredths)																																																			0.98	0.85	0.75	0.5		0.02	0.15	0.25	0.5
Maximum distribution amount per unit																																																			0.15125	0.17875	0.23375
Distribution target levels of cash from operations that would be adjusted downward proportionately if cash from interim capital transactions is distributed		3
Amount to which the distribution target levels will be reduced when the initial common unit price is fully recovered																																																							5.75
Distribution allocation percentage after the initial common unit price is fully recovered (in hundredths)																																																		50.00%					50.00%
General partner's direct ownership interest in each of our operating partnerships (in hundredths)		1.01%
Number of operating partnerships the general partner has a direct ownership interest in		5
General partner's effective ownership interest in our operating partnerships, excluding incentive distribution rights (in hundredths)		0.02
General partner's ownership interest in our operating partnerships indirectly owned via its 1% ownership interest (in hundredths)		0.99%
Limited Partners' Capital Account [Line Items]
Limited partner units held (in shares)				296,872,489																																							1,724,000		10,852,788	5,517,640	5,313,400	14,055,426	98,509,389
Percentage of total outstanding limited partner units held (in hundredths)																																											0.51%	10.60%
Percentage of the total quarterly distributions received by KMI (in hundredths)		50.00%
Percentage of quarterly distributions to KMI attributable to its general partner interest (in hundredths)		44.00%
Percentage of quarterly distributions to KMI attributable to its limited partner interest (in hundredths)		6.00%
Related Party Transaction [Line Items]
Ownership interest (in hundredths)																														50.00%						51.17%		33.33%	33.33%		51.00%	50.00%
Amount of debt for which KMI agreed to indemnify us and our general partner															733,500,000
KMI's remaining investment in NGPL PipeCo LLC (in hundredths)															20.00%
Length of operating agreement between KMI and NGPL PipeCo LLC (in years)															15
Ownership interest sold to a third party during the period (in hundredths)																													50.00%
Amounts paid to related party for expenses for costs incurred															70,600,000	55,600,000	46,500,000		8,800,000	8,600,000	8,400,000	8,200,000	7,800,000	8,800,000
Payments to a related party for services in the ordinary course of business (in whole dollars)													7,600,000	5,400,000																	38,729	39,828	18,878
Payments received from a related party for services in the ordinary course of business (in whole dollars)																															44,615
Maturity Date																																				Jul 20, 2011		Jan 9, 2013	Jan 9, 2013		Dec 31, 2012
Amount of principal repayments on notes receivable																																				31,400,000	2,700,000
Total amount of initial investment in long-term debt security, in Canadian dollars																																							113,600,000
Due from related parties, total																																		50,700,000	82,100,000
Due from related parties, current					14,600,000	8,200,000	10,900,000	7,200,000																										1,200,000
Due from related parties, noncurrent											25,500,000	15,400,000																										111,700,000		114,200,000
Due to related parties, current									1,100,000	8,800,000								5,100,000										3,700,000														900,000
Percent of earnings charged to related party for management fee																									1.00%
Payment for management fees received from related party																									5,600,000	5,400,000	4,000,000
Percent of related party owned by ExxonMobil																																				48.83%
Repayment on previous note																																				10,000,000
Related party's previous commercial paper outstanding																																				175,000,000
Total amount borrowed from owners to pay off note and commercial paper																																				190,000,000
Original principal amount of our portion of note receivable from related party																																				97,200,000
Annual interest rate on related party note receivable																																				4.72%		12.00%	12.00%		9.50%
Total amended loan payable to owners																																				100,000,000
Maturity date of amended note																																				Jul 20, 2016
Interest rate on amended note																																				4.25%
Amount of line of credit extended for working capital needs																																									3,000,000
Portion of line of credit that was extended to RCI																																									2,700,000
Portion of line of credit that was extended to Devco																																									300,000
Amount borrowed under line of credit by RCI																																									100,000
Schedule of Equity Method Investments [Line Items]
Ownership interest (in hundredths)																														50.00%						51.17%		33.33%	33.33%		51.00%	50.00%
Number of executive-level employees of KMI or KMGP Services Company, Inc. on our risk management committee		18
Number of responsibilities with which the risk management committee is charged		3
Derivative counterparties [Abstract]
Percentage of ownership Goldman Sachs has in our train terminal assets which were acquired from US Development Group LLC (in hundredths)		0.49
Fair value of energy commodity derivative contracts associated with related party included in: [Abstract]
Current assets		8,600,000	0
Noncurrent assets		18,200,000	12,700,000
Current liabilities		(64,300,000)	(221,400,000)
Noncurrent liabilities		$ (9,600,000)	$ (57,500,000)

Commitments and Contingent Liabilities (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Mar. 31, 2012
Operating Leases, Future Minimum Payments Due [Abstract]
2012		$ 51,600,000
2013		40,000,000
2014		30,900,000
2015		25,100,000
2016		20,300,000
Thereafter		64,300,000
Total minimum payments		232,200,000
Minimum term on operating leases		1
Maximum term of operating leases		37
Total lease and rental expenses		149,700,000	64,200,000	55,200,000
Directors' Unit Appreciation Rights Plan [Abstract]
Number of common unit appreciation rights granted to each non-employee director on April 1, 2003.		7,500
Number of additional common unit appreciation rights granted to each non-employee director on January 21, 2004.		10,000
Days in which cash payment will be made upon the exercise of common unit appreciation rights		30
Vesting period for common unit appreciation rights (in months)		6
Maximum term of common unit appreciation rights ( in years)		10
Common unit appreciation rights granted, vested and outstanding at end of period			17,500
Price at which Mr. Gaylord's estate exercised unit appreciation rights				$ 53.75
Cash received by Mr. Gaylord's estate for exercised unit appreciation rights				179,275
Price at which Mr. Waughtal exercised his unit appreciation rights		$ 81.86
Cash received by Mr. Waughtal for exercised unit appreciation rights		671,200
Common Unit Compensation Plan [Abstract]
Period for which the common units are subject to forfeiture restrictions, in months		6
Number of common units rounded down to when calculating the number of units to be issued upon election		50
Number of equal installments in which cash payments are made for compensation awarded under the plan		4
Contingent Debt Obligations [Line Items]
Face amount of letter of credit		230,300,000
Share of investee's earnings		224,400,000	135,500,000	91,200,000
Increase in rent expense related to right of way liabilities		69,700,000
Fayetteville Express Pipeline LLC [Member] | Fixed Rate Senior Notes [Member]
Contingent Debt Obligations [Line Items]
Amount outstanding		600,000,000
Maturity Date		Jul 28, 2012
Fayetteville Express Pipeline LLC [Member] | Line of Credit [Member]
Contingent Debt Obligations [Line Items]
Line of Credit Facility, Maximum Borrowing Capacity		50,000,000
Maturity Date		Jul 28, 2015
Credit facility maximum borrowing capacity, before amendment		1,100,000
Cortez Pipeline Company [Member]
Contingent Debt Obligations [Line Items]
Amount outstanding		138,500,000
Total amount of guaranteed borrowings		80,000,000
Cortez Pipeline Company [Member] | Fixed Rate Series D Notes [Member]
Contingent Debt Obligations [Line Items]
Amount outstanding		21,400,000
Average interest rate per annum		7.14%
Maturity Date		May 15, 2013
Cortez Pipeline Company [Member] | Variable Rate Series E Notes [Member]
Contingent Debt Obligations [Line Items]
Amount outstanding		100,000,000
Maturity Date		Dec 11, 2012
Cortez Pipeline Company [Member] | Line of Credit [Member]
Contingent Debt Obligations [Line Items]
Amount outstanding		17,100,000
Line of Credit Facility, Maximum Borrowing Capacity		40,000,000
Maturity Date		Dec 11, 2012
Cortez Pipeline Company [Member] | Letters of Credit [Member]
Contingent Debt Obligations [Line Items]
Face amount of letter of credit		10,700,000
Midcontinent Express Pipeline LLC [Member] | Line of Credit [Member]
Contingent Debt Obligations [Line Items]
Line of Credit Facility, Maximum Borrowing Capacity		75,000,000
Credit facility maximum borrowing capacity, before amendment		175,400,000
Date of credit facility amendment		Feb 25, 2011
Nassau County, Florida Ocean Highway and Port Authority [Member]
Contingent Debt Obligations [Line Items]
Maturity Date		Dec 1, 2020
Total amount of guaranteed borrowings		16,700,000
Original length of bond indenture secured by letter of credit (in years)		30
Common Unit Compensation Plan [Member]
Share-based Goods and Nonemployee Services Transaction [Line Items]
Number of non-employee directors granted awards under the plan		3	3	3	3
Total compensation awarded for the fiscal year	180,000	180,000	160,000	160,000
Common Unit Compensation Plan [Member] | Mr. Lawrence [Member]
Share-based Goods and Nonemployee Services Transaction [Line Items]
Total units issued		2,450	2,450	3,200
The value of compensation taken in the form of common units		176,964	159,495	159,136
The value of compensation taken in the form of cash		1,518		864
Common Unit Compensation Plan [Member] | Mr. Gardner [Member]
Share-based Goods and Nonemployee Services Transaction [Line Items]
The value of compensation taken in the form of cash		$ 90,000

Risk Management (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Energy Commodity Price Risk Management
Gain (loss) recognized in current period related to crude oil and natural gas hedges	$ 5.2	$ 5.3
Accumulated other comprehensive loss	3.3	(186.4)	(394.8)
Amount included in accumulated other comprehensive income associated with energy commodity price risk management activities	40.9	307.1
Amount of unrealized loss associated with energy commodity price risk management expected to be reclassified to earnings in next twelve months.	45
Maximum length of time of exposure in commodity hedges	through December 2015
Interest Rate Risk Management
Notional amount of interest rate swap agreements	5,325	4,775
Number of additional fixed-to-variable interest rate swap agreements	4	2
Notional amount of additional interest rate swap agreements	500	250
Number of terminated fixed-to-variable interest rate swap agreements	2
Notional amount of terminated interest rate swap agreements	200
Proceeds From Early Termination Of Interest Rate Swap Agreements	73
Maximum length of time of exposure in interest rate hedges	through March 15 2035
Asset derivatives
Fair value of asset derivatives designated as hedging contracts	700.2	280.8
Fair value of asset derivatives not designated as hedging contracts	3.2	3.9
Total asset derivatives	703.4	284.7
Liability derivatives
Fair value of liability derivatives designated as hedging contracts	(154.8)	(448.1)
Fair value of liability derivatives not designated as hedging contracts	(4.7)	(5.6)
Total liability derivatives	(159.5)	(453.7)
Unamortized premium from early termination of interest rate swap agreements	483.4	456.5
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain recognized in income on derivative and on related hedged items	520.1	302
Amount of loss recognized in income on derivative and on related hedged items	(520.1)	(302)
Amount of gain/(loss) recognized in OCI on derivative (effective portion)	14.1	(76.1)
Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	5.2	5.3
Derivative Credit Risk [Line Items]
Interest rate swap agreements	595.5
Energy commodity derivative contracts	107.9
Gross exposure	703.4
Netting agreement impact	(62.4)
Net exposure	641
Margin Deposits Given To Held From Counterparties	10.1	2.4
Additional Collateral Obligations [Line Items]
Weighted average amortization period of terminated interest rate swap premiums	17.8
Credit ratings downgrade two notches to below BBB-/Baa3 (below investment grade)
Additional Collateral Obligations [Line Items]
Incremental obligations	32.3
Cumulative obligations (b)	32.3
Interest rate swap agreements [Member] | Fair Value Hedging [Member] | Interest, net-income/expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain recognized in income on derivative and on related hedged items	520.1	302
Amount of loss recognized in income on derivative and on related hedged items	(520.1)	(302)
Energy commodity derivative contracts [Member] | Gas purchases and other costs of sales [Member]
Energy Commodity Price Risk Management
Gain (loss) recognized in current period related to crude oil and natural gas hedges	(0.2)	2.3
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	(0.2)	2.3
Energy commodity derivative contracts [Member] | Cash Flow Hedging [Member] | Other comprehensive income [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain/(loss) recognized in OCI on derivative (effective portion)	14.1	(76.1)
Energy commodity derivative contracts [Member] | Cash Flow Hedging [Member] | Revenues-natural gas sales [Member]
Energy Commodity Price Risk Management
Reclassified gain (loss) from accumulated OCI into earnings	3.3	8.2
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	3.3	8.2
Energy commodity derivative contracts [Member] | Cash Flow Hedging [Member] | Revenues-product sales and other [Member]
Energy Commodity Price Risk Management
Gain (loss) recognized in current period related to crude oil and natural gas hedges	5.2	5.3
Reclassified gain (loss) from accumulated OCI into earnings	(269.3)	(211.3)
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	(269.3)	(211.3)
Amount of gain/(loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	5.2	5.3
Energy commodity derivative contracts [Member] | Cash Flow Hedging [Member] | Gas purchases and other costs of sales [Member]
Energy Commodity Price Risk Management
Reclassified gain (loss) from accumulated OCI into earnings	10.7	14.7
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain/(loss) reclassified from Accumulated OCI into income (effective portion)	10.7	14.7
Interest rate swap agreements [Member] | Current assets [Member]
Asset derivatives
Fair value of asset derivatives designated as hedging contracts	3
Interest rate swap agreements [Member] | Non-current assets [Member]
Asset derivatives
Fair value of asset derivatives designated as hedging contracts	592.5	217.6
Interest rate swap agreements [Member] | Non-current liabilities [Member]
Liability derivatives
Fair value of liability derivatives designated as hedging contracts		(69.2)
Energy commodity derivative contracts [Member]
Asset derivatives
Fair value of asset derivatives designated as hedging contracts	104.7	63.2
Fair value of asset derivatives not designated as hedging contracts	3.2	3.9
Liability derivatives
Fair value of liability derivatives designated as hedging contracts	(154.8)	(378.9)
Fair value of liability derivatives not designated as hedging contracts	(4.7)	(5.6)
Energy commodity derivative contracts [Member] | Current assets [Member]
Asset derivatives
Fair value of asset derivatives designated as hedging contracts	65.3	20.1
Fair value of asset derivatives not designated as hedging contracts	3.1	3.9
Energy commodity derivative contracts [Member] | Non-current assets [Member]
Asset derivatives
Fair value of asset derivatives designated as hedging contracts	39.4	43.1
Fair value of asset derivatives not designated as hedging contracts	0.1
Energy commodity derivative contracts [Member] | Current liabilities [Member]
Liability derivatives
Fair value of liability derivatives designated as hedging contracts	(116.3)	(275.9)
Fair value of liability derivatives not designated as hedging contracts	(4.5)	(5.6)
Energy commodity derivative contracts [Member] | Non-current liabilities [Member]
Liability derivatives
Fair value of liability derivatives designated as hedging contracts	(38.5)	(103)
Fair value of liability derivatives not designated as hedging contracts	$ (0.2)
Crude oil [Member]
Derivative [Line Items]
Net open position long/(short)	(20,900,000)
Natural gas fixed price [Member]
Derivative [Line Items]
Net open position long/(short)	(11.4)
Natural gas basis designated as hedge [Member]
Derivative [Line Items]
Net open position long/(short)	(11.4)
Natural gas basis not designated as hedge [Member]
Derivative [Line Items]
Net open position long/(short)	13.5

Fair Value (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Energy commodity derivative contracts	$ 107.9	$ 67.1
Interest rate swap agreements	595.5	217.6
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Energy commodity derivative contracts	159.5	384.5
Interest rate swap agreements		69.2
Significant unobservable inputs (Level 3)
Beginning of Period	18.8	13
Total gains or (losses) included in earnings	(2.3)	(1.2)
Total gains (losses) included in other comprehensive income	(11.4)	2.9
Purchases	4.6	0
Settlements	(3)	4.1
End of Period	6.7	18.8
Change in unrealized net gains (losses) relating to contracts still held at end of period	(1.7)	(4.2)
Carrying Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Total Debt	12,797.3	11,539.8
Estimated Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Total Debt	14,237.5	12,443.4
Quoted prices in active markets for identical assets (Level 1) [Member]
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Energy commodity derivative contracts	14.5
Significant other observable inputs (Level 2) [Member]
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Energy commodity derivative contracts	124.9	359.7
Interest rate swap agreements		69.2
Significant unobservable inputs (Level 3) [Member]
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Energy commodity derivative contracts	20.1	24.8
Quoted prices in active markets for identical assets (Level 1) [Member]
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Energy commodity derivative contracts	34.1
Significant other observable inputs (Level 2) [Member]
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Energy commodity derivative contracts	47	23.5
Interest rate swap agreements	595.5	217.6
Significant unobservable inputs (Level 3) [Member]
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Energy commodity derivative contracts	$ 26.8	$ 43.6

Reportable Segments (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reportable Segments [Abstract]
Number of reportable business segments	5								5
Revenues [Abstract]
Revenues from external customers	$ 1,923.4	$ 2,111	$ 1,937.7	$ 1,916.9	$ 1,833.8	$ 1,972.5	$ 1,884.4	$ 2,048.1	$ 7,889	$ 7,738.8	$ 6,697.3
Intersegment revenues									1.1	1.1	0.9
Total segment revenues									7,890.1	7,739.9	7,004.3
Operating expenses [Abstract]
Operating expenses									4,943.3	5,025.5	4,209.6
Intersegment operating expenses									(1.1)	(1.1)	(0.9)
Total Consolidated Operating Expenses									4,942.2	5,024.4	4,208.7
Other expense (income) [Abstract]
Other expense (income)									(10.9)	(0.1)	(34.8)
Income from operations of FTC Natural Gas Pipelines disposal group	56.1	55.7	39.3	50.4	61.7	52.8	58	62.7
Total consolidated other expenses (income)									10.9	0.1	34.8
Depreciation, depletion and amortization [Abstract]
Depreciation, depletion and amortization									927.7	879.3	825.7
Earnings from equity investments [Abstract]
Earnings from equity investments									224.4	135.5	91.2
Amortization of excess cost of equity investments [Abstract]
Amortization of excess cost of investments									6.7	5.8	5.8
Interest income [Abstract]
Interest income									17.9	19.2	19.7
Unallocated interest income									2.9	1.2	0.2
Total consolidated interest income									20.8	20.4	19.9
Other, net-income (expense) [Abstract]
Other, net-income (expense)									17.5	23.8	48.6
Income tax benefit (expense) [Abstract]
Income tax benefit (expense)									(36.6)	(24.5)	(45.5)
Unallocated income tax benefit (expense)									(8.7)	(9.9)	(8.5)
Total consolidated income tax benefit (expense)									45.3	34.4	54
Segment earnings before depreciation, depletion, amortization and amortization of excess cost of equity investments [Abstract]
Segment earnings before DD&A									3,013.7	2,868.5	2,637.4
General and administrative expenses									472.7	375.2	330.3
Income from Discontinued Operations	56.1	55.7	39.3	50.4	61.7	52.8	58	62.7
Total consolidated net income	479.3	216.3	231.9	340.9	412.2	322.4	365.1	227.4	1,268.4	1,327.1	1,283.8
Capital expenditures [Abstract]
Capital expenditures									(1,199.5)	(1,000.9)	(1,323.8)
Segment investments [Abstract]
Investments	3,346.2				3,886				3,346.2	3,886	2,845.2
Assets [Abstract]
Assets	22,839.1				21,328.6				22,839.1	21,328.6	19,730.5
Corporate assets	1,263.6				532.5				1,263.6	532.5	531.7
Total consolidated assets	24,102.7				21,861.1				24,102.7	21,861.1	20,262.2
Number of joint ventures with sustaining capital expenditures	7								7
Sustaining capital expenditures									212.1	179.2	172.2
Total consolidated interest expense									533.9	507.6	431.5
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers	1,923.4	2,111	1,937.7	1,916.9	1,833.8	1,972.5	1,884.4	2,048.1	7,889	7,738.8	6,697.3
Entity-Wide Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries [Line Items]
Long-lived assets	19,777.9				18,924.4				19,777.9	18,924.4	17,459.3
United States [Member]
Entity-Wide Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries [Line Items]
Long-lived assets	17,858.5				16,929.5				17,858.5	16,929.5	15,556.6
Canada [Member]
Entity-Wide Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries [Line Items]
Long-lived assets	1,843.4				1,908.5				1,843.4	1,908.5	1,813.6
Mexico And Other [Member]
Entity-Wide Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries [Line Items]
Long-lived assets	76				86.4				76	86.4	89.1
United States [Member]
Revenues [Abstract]
Revenues from external customers									7,459	7,362.8	6,374.4
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers									7,459	7,362.8	6,374.4
Canada [Member]
Revenues [Abstract]
Revenues from external customers									411.5	356.5	301.9
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers									411.5	356.5	301.9
Mexico And Other [Member]
Revenues [Abstract]
Revenues from external customers									18.5	19.5	21
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers									18.5	19.5	21
Products Pipelines [Member]
Revenues [Abstract]
Revenues from external customers									914	883	826.6
Operating expenses [Abstract]
Operating expenses									499.7	414.6	269.5
Other expense (income) [Abstract]
Other expense (income)									(10)	4.2	0.6
Depreciation, depletion and amortization [Abstract]
Depreciation, depletion and amortization									105.2	100.7	94.1
Earnings from equity investments [Abstract]
Earnings from equity investments									50.6	33.1	29
Amortization of excess cost of equity investments [Abstract]
Amortization of excess cost of investments									3.7	3.4	3.4
Interest income [Abstract]
Interest income									3.1	4	4.1
Other, net-income (expense) [Abstract]
Other, net-income (expense)									5.1	12.4	8.3
Income tax benefit (expense) [Abstract]
Income tax benefit (expense)									(20)	(9.2)	(13.4)
Segment earnings before depreciation, depletion, amortization and amortization of excess cost of equity investments [Abstract]
Segment earnings before DD&A									463.1	504.5	584.5
Capital expenditures [Abstract]
Capital expenditures									(253.8)	(144.2)	(199.8)
Segment investments [Abstract]
Investments	218.5				215.6				218.5	215.6	203.7
Assets [Abstract]
Assets	4,479.3				4,369.1				4,479.3	4,369.1	4,299
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers									914	883	826.6
Natural Gas Pipelines [Member]
Revenues [Abstract]
Revenues from external customers									3,942.9	4,077.6	3,806.9
Operating expenses [Abstract]
Operating expenses									3,369.4	3,582	3,059.7
Other expense (income) [Abstract]
Other expense (income)											(7.8)
Depreciation, depletion and amortization [Abstract]
Depreciation, depletion and amortization									134.6	98.7	68.3
Earnings from equity investments [Abstract]
Earnings from equity investments									140.5	81.5	43.3
Amortization of excess cost of equity investments [Abstract]
Amortization of excess cost of investments									1	0.4	0.4
Interest income [Abstract]
Interest income									0.1	0	3.6
Other, net-income (expense) [Abstract]
Other, net-income (expense)									(164.6)	1.6	24.7
Income tax benefit (expense) [Abstract]
Income tax benefit (expense)									(3.6)	(3.1)	(4)
Segment earnings before depreciation, depletion, amortization and amortization of excess cost of equity investments [Abstract]
Segment earnings before DD&A									545.9	575.6	516.5
Capital expenditures [Abstract]
Capital expenditures									(152.8)	(135.4)	(372)
Segment investments [Abstract]
Investments	2,887				3,563.3				2,887	3,563.3	2,542.9
Assets [Abstract]
Assets	9,957.5				8,809.7				9,957.5	8,809.7	7,772.7
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers									3,942.9	4,077.6	3,806.9
CO2 [Member]
Revenues [Abstract]
Revenues from external customers									1,416.2	1,245.7	1,035.7
Operating expenses [Abstract]
Operating expenses									342.5	308.1	271.1
Depreciation, depletion and amortization [Abstract]
Depreciation, depletion and amortization									437.2	452.9	487.9
Earnings from equity investments [Abstract]
Earnings from equity investments									24.1	22.5	22.3
Amortization of excess cost of equity investments [Abstract]
Amortization of excess cost of investments									2	2	2
Interest income [Abstract]
Interest income									0.8	2
Other, net-income (expense) [Abstract]
Other, net-income (expense)									4.4	2.5
Income tax benefit (expense) [Abstract]
Income tax benefit (expense)									(4.4)	0.9	(4)
Segment earnings before depreciation, depletion, amortization and amortization of excess cost of equity investments [Abstract]
Segment earnings before DD&A									1,098.6	965.5	782.9
Capital expenditures [Abstract]
Capital expenditures									(432.5)	(372.8)	(341.8)
Segment investments [Abstract]
Investments	10.4				9.9				10.4	9.9	11.2
Assets [Abstract]
Assets	2,147.3				2,141.2				2,147.3	2,141.2	2,224.5
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers									1,416.2	1,245.7	1,035.7
Terminals [Member]
Revenues [Abstract]
Revenues from external customers									1,313.5	1,264	1,108.1
Intersegment revenues									1.1	1.1	0.9
Operating expenses [Abstract]
Operating expenses									634	629.2	536.8
Other expense (income) [Abstract]
Other expense (income)									(0.9)	(4.3)	(27.6)
Depreciation, depletion and amortization [Abstract]
Depreciation, depletion and amortization									195	184.1	136.9
Earnings from equity investments [Abstract]
Earnings from equity investments									11.2	1.7	0.7
Interest income [Abstract]
Interest income									0.1
Other, net-income (expense) [Abstract]
Other, net-income (expense)									5.4	4.7	3.7
Income tax benefit (expense) [Abstract]
Income tax benefit (expense)									6.3	(5.3)	(5.2)
Segment earnings before depreciation, depletion, amortization and amortization of excess cost of equity investments [Abstract]
Segment earnings before DD&A									704.5	641.3	599
Capital expenditures [Abstract]
Capital expenditures									(332.7)	(326.3)	(378.2)
Segment investments [Abstract]
Investments	164				27.4				164	27.4	18.7
Assets [Abstract]
Assets	4,428.3				4,138.6				4,428.3	4,138.6	3,636.6
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers									1,313.5	1,264	1,108.1
Kinder Morgan Canada [Member]
Revenues [Abstract]
Revenues from external customers									302.4	268.5	226.1
Operating expenses [Abstract]
Operating expenses									97.7	91.6	72.5
Depreciation, depletion and amortization [Abstract]
Depreciation, depletion and amortization									55.7	42.9	38.5
Earnings from equity investments [Abstract]
Earnings from equity investments									(2)	(3.3)	(4.1)
Interest income [Abstract]
Interest income									13.8	13.2	12
Other, net-income (expense) [Abstract]
Other, net-income (expense)										2.6	11.9
Income tax benefit (expense) [Abstract]
Income tax benefit (expense)									(14.9)	(7.8)	(18.9)
Segment earnings before depreciation, depletion, amortization and amortization of excess cost of equity investments [Abstract]
Segment earnings before DD&A									201.6	181.6	154.5
Capital expenditures [Abstract]
Capital expenditures									(27.7)	(22.2)	(32)
Segment investments [Abstract]
Investments	66.3				69.8				66.3	69.8	68.7
Assets [Abstract]
Assets	1,826.7				1,870				1,826.7	1,870	1,797.7
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenues from external customers									$ 302.4	$ 268.5	$ 226.1

Litigation, Environmental and Other Contingencies (Details) (USD $)	12 Months Ended
	Dec. 31, 2011 Y bbl	Dec. 31, 2010
Federal Energy Regulatory Commission Proceedings - SFPP [Abstract]
Amount of years before filing that complainants can seek reparations	2
Amount of reduction to general partner's distribution as a result of interim capital transaction		$ 170,000,000
Estimated amount shippers are seeking in annual rate reductions	30,000,000
Estimated amount shippers are seeking in refunds	150,000,000
Federal Energy Regulatory Commission Proceedings - Trailblazer Pipeline Company LLC [Abstract]
Amount refunded to shippers as part of Trailblazer Pipeline Company settlement		700,000
Federal Energy Regulatory Commission Proceedings - Kinder Morgan Interstate Gas Transmission LLC Section 5 Proceeding [Abstract]
Length of time within which the FERC has directed that an initial decision be issued for the KMIGT Section 5 proceeding (in weeks)	47Y
Percent reduction in Fuel Retention Factors billed to shippers	27%
Second stepped reduction percentage	30%
California Public Utilities Commission Proceedings [Abstract]
The number of administrative law judges handling the cases with the California Public Utilities Commission	2
The estimated amount of potential annual rate reductions in the California Public Utilities Commission Proceedings	30,000,000
Maximum possible exposure to rate reparation and refund payments	375,000,000
Payments made to shippers related to CPUC matters	18,400,000
Carbon Dioxide Litigation - Colorado Severance Tax [Abstract]
Amount of the additional severance tax assessed by Colorado	5,700,000
Amount of interest due on the additional severance tax assessed by Colorado	1,000,000
Amount of penalties due on the additional severance tax assessed by Colorado	1,700,000
Carbon Dioxide Litigation - Montezuma County, Colorado Property Tax [Abstract]
Additional amount of property tax assessed by Montezuma County, Colorado	2,000,000
Percentage of the additional property tax assessment that is attributable to Kinder Morgan CO2 interests (in hundredths)	0.372
Commercial Litigation Matters - Union Pacific Railroad Company Easements [Abstract]
The number of years covered by existing contractual arrangements for rent payable for pipeline easements	10
Rent that was judged to be payable as of 2004	14,800,000
Amount of rent that SFPP would owe if judges ruling is upheld	73,900,000
Expense charged related to UPRR matters	69,700,000
Commercial Litigation Matters - Premcor Refining Group Arbitration [Abstract]
Amount of arbitration award	50,300,000
Additional alleged losses and damages being sought	11,400,000
Pipeline Integrity and Releases - Westridge Terminal, Burnaby, British Columbia [Abstract]
The approximate number of barrels of crude oil released when a section of the Trans Mountain pipeline near the Westridge Terminal in Burnaby, British Columbia was struck	1,400
Fine agreed to	1,000
Amount to be contributed to B.C. Environmental Trust	100,000
Amount to be donated to BC Common Ground Alliance	100,000
General Litigation Matters [Abstract]
Amount of total reserve recorded for legal fees, transportation rate cases and other litigation liabilities	331,900,000	169,800,000
Increase (decrease) in the reserve	251,800,000
Payments on litigation reserved for	81,400,000
Environmental Matters - City of Los Angeles [Abstract]
Estimated amount of future environmental cleanup costs alleged by plaintiff regarding Los Angeles Marine Terminal	10,000,000
Past damages alleged by plaintiff for environmental cleanup costs regarding Los Angeles Marine Terminal	2,000,000
Environmental Matters - Mission Valley Terminal Lawsuit [Abstract]
Amount of damages claimed by San Diego, California in Mission Valley Terminal Lawsuit	170,000,000
Amended claim amount	365,000,000
Environmental Matters - General [Abstract]
Accrued environmental reserve	74,700,000	74,700,000
Receivable for expected cost recoveries that have been deemed probable	5,300,000	8,600,000
Perth Amboy, New Jersey Tank Release [Abstract]
Penalty proposed by PHMSA	400,000
Environmental Matters - Roosevelt Irrigation District [Abstract]
Amount sought from defendants	175,000,000
ExxonMobil Corp v. GATX
Natural resource damage settlement award	$ 1,100,000

Regulatory Matters (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Kinder Morgan Interstate Gas Transmission Pipeline - Franklin to Hastings Expansion Project [Abstract]
Dekatherms of capacity requested in filing	10,000
Estimated total cost to complete the Franklin to Hastings expansion project	$ 18.4
FERC Natural Gas Fuel Tracker Proceedings - Trailblazer Pipeline Company [Abstract]
EFAP rate implemented by Trailblazer	0.0814
EFAP rate later approved by FERC	0.0869
Expense recognized as a result of FERC approved EFAP	13.1
EFAP rate Trailblazer has filed a request for	4.78%
FERC Natural Gas Fuel Tracker Proceedings Rockies Express Pipeline [Abstract]
Expense recorded resulting from adjustment to its fuel tracker receivable	$ 8.2

Quarterly Financial Data (Unaudited) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Quarterly Financial Data [Abstract]
Operating Revenues	$ 1,923.4	$ 2,111	$ 1,937.7	$ 1,916.9	$ 1,833.8	$ 1,972.5	$ 1,884.4	$ 2,048.1	$ 7,889	$ 7,738.8	$ 6,697.3
Operating Income	494.1	414.8	271.1	377.3	428.1	375.5	409.9	246.5	1,557.3	1,460	1,367.4
Income from Continuing Operations	423.2	160.6	192.6	290.5	350.5	269.6	307.1	164.7	1,066.9	1,091.9	1,035.8
Income from Discontinued Operations	56.1	55.7	39.3	50.4	61.7	52.8	58	62.7
Net Income	479.3	216.3	231.9	340.9	412.2	322.4	365.1	227.4	1,268.4	1,327.1	1,283.8
Limited Partners' Income (Loss) Per Unit [Abstract]
Income from Continuing Operations	$ 0.35	$ (0.42)	$ (0.31)	$ 0.02	$ 0.23	$ 0.01	$ 0.7	$ (0.29)
Income from Discontinued Operations	$ 0.16	$ 0.17	$ 0.12	$ 0.16	$ 0.19	$ 0.16	$ 0.18	$ 0.21
Net Income	$ 0.51	$ (0.25)	$ (0.19)	$ 0.18	$ 0.42	$ 0.17	$ 0.88	$ (0.08)
Increase in expense for one time special bonus allocation from KMI				87.1
Loss from remeasurement of 50% interest in Kinderhawk upon consolidation		167.2
Increase in expense related to rights of way lease liability adjustments		69.3
Increase in expense during period related to rate case litigation reserve adjustments			$ 165					$ 158

Supplemental Information on Oil and Gas Producing Activities (Unaudited) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Expenses [Abstract]
Losses attributable to hedging contracts included in revenues	$ 285,200,000	$ 219,900,000	$ 129,500,000
Number of months used for the unweighted arithmetic average calculation	12M
Expected period in which proved undeveloped reserves will be developed (in years)	5Y
Proved developed and undeveloped reserves [Roll Forward]
Pressure used in natural gas reserves computation (pounds per square inch absolute)	14.65
Temperature used in natural gas reserves computation (degrees Fahrenheit)	60
Discount factor applied annually to the future net cash flows (in hundredths)	10.00%
Standardized measure of discounted future net cash flows [Rollforward]
Present value, beginning of year	1,897,600,000	1,263,300,000	658,400,000
Changes during the year [Abstract]
Revenues less production and other costs	(949,500,000)	(828,200,000)	(652,700,000)
Net changes in prices, production and other costs	696,900,000	890,000,000	915,700,000
Development cost incurred	416,400,000	248,000,000	330,300,000
Net changes in future development costs	(316,700,000)	(296,600,000)	(445,400,000)
Improvements	10,200,000	0	0
Revisions of previous quantity estimates	257,100,000	494,200,000	391,100,000
Accretion of discount	182,000,000	126,900,000	65,900,000
Net change for the year	296,400,000	634,300,000	604,900,000
Present value, end of year	2,194,000,000	1,897,600,000	1,263,300,000
Million barrels of oil developed from proved undeveloped to developed	7.3	10
Million barrels of natural gas liquids developed from proved undeveloped to developed	0.9	1.3
Percentage of oil transfered out of proved undeveloped to developed	26.20%	29.60%
Percentage of natural gas liquids transfered out of proved undeveloped to developed	35.20%	39.90%
Upward revision of proved developed oil reserves		12.3
Upward revision of proved developed natural gas liquids reserves		0.4
Upward revision of proved undeveloped natural gas liquids reserves	0.6	0.7
Upward revision of proved undeveloped oil reserves	3.3	4
Percentage of revisions related to use of revised methodology		90.00%
Oil price basis used to calculate reserves	92.71	75.96	57.65
Proved undeveloped reserves as a percentage of total reserves	31.00%	33.90%	42.60%
Change in reserves of oil (in millions of barrels)	4.7	3.3
Change in reserves of natural gas liquids (in millions of barrels)	(0.7)	(1.1)
capital costs incurred related to oil and gas activities	372,800,000
Previous capital costs relate to Katz field unit	43,600,000
Crude develope at Katz (Strawn) unit (in millions of barrels)	3
Natural gas liquids developed at Katz (Strawn) unit (in millions of barrels)	0
Katz reserves as a percentage of total proved developed reserves	5.40%
Revision of previously estimated proved developed reserves of oil (in millions Bbl)	1.4
Revision of previously estimated proved developed reserves of natural gas liquids (in millions Bbl)	0
Development costs related to the Katz field	89,000,000
United States [Member]
Consolidated future net cash flows from proved oil and gas reserves [Abstract]
Future cash inflows from production	7,648,100,000	6,665,800,000	4,898,000,000
Future production costs	(2,806,500,000)	(2,387,900,000)	(1,951,500,000)
Future development costs	(1,443,000,000)	(1,433,700,000)	(1,179,700,000)
Undiscounted future net cash flows	3,398,600,000	2,844,200,000	1,766,800,000
10% annual discount	(1,204,600,000)	(946,600,000)	(503,500,000)
Standardized measure of discounted future net cash flows	2,194,000,000	1,897,600,000	1,263,300,000
United States [Member] | Crude Oil (MBbls) [Member]
Proved developed and undeveloped reserves [Roll Forward]
Proved reserves, beginning balance	84,176	80,844	78,579
Revisions of previous estimates	4,719	16,294	15,900
Improved recovery	3,018
Production	(12,466)	(12,962)	(13,688)
Purchases of reserves in place			53
Proved reserves, ending balance	79,447	84,176	80,844
Proved developed reserves	55,652	56,423	47,058
Proved undeveloped reserves	23,795	27,753	33,786
United States [Member] | NGLs (MBbls) [Member]
Proved developed and undeveloped reserves [Roll Forward]
Proved reserves, beginning balance	4,863	5,920	6,860
Revisions of previous estimates	567	1,059	1,018
Production	(1,285)	(2,116)	(1,995)
Purchases of reserves in place			37
Proved reserves, ending balance	4,145	4,863	5,920
Proved developed reserves	1,823	2,221	2,665
Proved undeveloped reserves	2,322	2,642	3,255
United States [Member] | Natural Gas (MMcf) [Member]
Proved developed and undeveloped reserves [Roll Forward]
Proved reserves, beginning balance	3,098	698	1,274
Revisions of previous estimates	687	2,923	(293)
Production	(544)	(523)	(298)
Purchases of reserves in place			15
Proved reserves, ending balance	3,241	3,098	698
Proved developed reserves	3,241	3,098	698
United States [Member]
Consolidated results of operations [Abstract]
Revenues	993,000,000	903,200,000	767,000,000
Expenses [Abstract]
Production costs	245,800,000	229,500,000	188,800,000
Other operating expenses	79,500,000	62,700,000	53,300,000
Depreciation, depletion and amortization expenses	394,100,000	406,300,000	441,400,000
Total expenses	719,400,000	698,500,000	683,500,000
Results of operations for oil and gas producing activities	273,600,000	204,700,000	83,500,000
United States [Member]
Property Acquisition [Abstract]
Proved oil and gas properties			5,300,000
Development	372,800,000	326,000,000	330,300,000
United States [Member]
Consolidated capitalized costs [Abstract]
Wells and equipment, facilities and other	3,103,600,000	2,676,800,000	2,428,600,000
Leasehold	352,300,000	352,300,000	352,600,000
Total proved oil and gas properties	3,455,900,000	3,029,100,000	2,781,200,000
Unproved property	34,300,000	88,300,000	10,200,000
Accumulated depreciation and depletion	(2,288,000,000)	(1,901,000,000)	(1,501,100,000)
Net capitalized costs	1,202,200,000	1,216,400,000	1,290,300,000
Expenses [Abstract]
Unproved property	34,300,000	88,300,000	10,200,000
United States [Member]
Consolidated oil and gas producing activities - unit costs [Abstract]
Production costs per barrel of oil equivalent	15.37	12.58	11.44
Crude oil production (Mbbl/d)	34.2	35.5	37.4
SACROC crude oil production (MBbl/d)	23.8	24.3	25.1
Yates crude oil production (MBbl/d)	9.6	10.7	11.8
Natural gas liquids production (MBbl/d)	3.5	5.8	5.4
Natural gas liquids production from gas plants (MBbl/d)	5	4.2	4
Total natural gas liquids production (MBbl/d)	8.5	10	9.4
SACROC natural gas liquids production (MBbl/d)	3.3	5.5	5.3
Yates natural gas liquids production (MBbl/d)	0.2	0.2	0.1
Natural gas production (MMcf/d)	1.5	1.4	0.9
Natural gas production from gas plants (MMcf/d)	0.5	1.9	0.7
Total natural gas production (MMcf/d)	2	3.3	1.6
Yates natural gas production (MMcf/d)	1.4	1.3	0.8
Consolidated oil and gas producing activities - unit prices [Abstract]
Average crude oil sales price per Bbl including hedge gains/losses	69.73	59.96	49.55
Average natural gas liquids sales price per Bbl including hedge gains/losses	65.65	50.34	37.7
Average natural gas sales price per Mcf including hedge gains/losses	3.86	4.08	3.45
Average total natural gas liquids sales price per Bbl including hedge gains/losses	65.61	51.03	37.96
Average total natural gas sales price per Mcf including hedge gains/losses	3.76	4.1	3.53
Average crude oil sales price per Bbl excluding hedge gains/losses	92.61	76.93	59.03
Average natural gas liquids sales price per Bbl excluding hedge gains/losses	65.65	50.34	37.7
Average natural gas sales price per Mcf excluding hedge gains/losses	$ 3.86	$ 4.08	$ 3.45

Document Information	12 Months Ended
Dec. 31, 2011
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false

Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Jan. 31, 2012	Jun. 30, 2011
Entity Registrant Name	Kinder Morgan Energy Partners L P
Entity Central Index Key	0000888228
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 15,631,284,352
Entity Common Stock, Shares Outstanding		232,837,732
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY